Exhibit 10.1

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY , HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL

Dated 29 September 2021

Deed of

Adherence, Amendment and Restatement

Between

Aleph Internet Media Services LLC

A15 Holding Netherlands B.V.

IMS Internet Media Services, Inc.

Httpool Holdings UK Limited

Connect Ads DMCC

and

Aleph Group Inc.

(i)

This Deed of Adherence, Amendment and Restatement is made on 29 September 2021

Between:

(1)	Aleph Internet Media Services LLC, a limited liability company incorporated in the United States, with registered number L21000042376 and whose registered office is at (“Aleph”);

(2)	A15 Holding Netherlands B.V., a company incorporated in the Netherlands, with registered number 63036673 and whose registered office is at (“A15”);

(3)	IMS Internet Media Services, Inc., a company incorporated in the United States, with registered number P05000006068 and whose registered office is at (“IMS”);

(4)	Httpool Holdings UK Limited, a company incorporated in the United Kingdom, with registered number 10375627 and whose registered office is at (“Httpool”);

(5)	Connect Ads DMCC, a company incorporated in the Dubai Multi Commodities Centre, Dubai, UAE, with registered number DMCC91896 and whose registered office is at (“Connect Ads”); and

(6)	Aleph Group Inc., an exempted company incorporated in the Cayman Islands, with registered number 378353 and whose registered office is at the offices of (“Aleph Cayman”).

Whereas:

(A)	On 5 July 2021, Aleph, A15, IMS, Httpool and Connect Ads entered into a share sale and purchase agreement (the “SPA”), pursuant to which (inter alia):

(i)	A15 agreed to sell, and Httpool agreed to purchase, certain shares in the share capital of Connect Ads, for cash consideration; and

(ii)	A15 agreed to sell, and IMS agreed to purchase, certain shares in the share capital of Connect Ads, in consideration for the allotment and issuance of certain shares in the share capital IMS.

(B)	As at the date of the SPA:

(i)	Aleph was the legal and beneficial owner of 90% of the entire issued share capital of IMS and Sony Pictures Advertising Sales Company (“Sony”) was the legal and beneficial owner of 10% of the entire issued share capital of IMS; and

(ii)	IMS was, in turn, the legal and beneficial owner of 75.5% of the entire issued share capital of Httpool and Akuma Ventures Limited (“Akuma”) was the legal and beneficial owner of 24.5% of the entire issued share capital of Httpool.

(C)	On 8 July 2021, Aleph, Akuma Ventures Limited (“Akuma”), Aleph Cayman, IMS and Aleph Maradona LP (“CVC”) entered into a stock purchase agreement (as amended and restated on 28 July 2021) (the “CVC SPA”), pursuant to which (inter alia):

(i)	Akuma agreed to exchange its existing shares in the share capital of Httpool for certain shares in the share capital of IMS;

(ii)	CVC agreed to acquire certain shares in the share capital of IMS; and

(iii)	the shareholders in IMS (including Akuma and CVC) then agreed to exchange all of their shares in the share capital of IMS for shares in the share capital of Aleph Cayman.

Completion of the transactions contemplated by the CVC SPA occurred on 30 July 2021.

(D)       As at the date of this Deed:

(i)	Aleph is legal and beneficial owner of 48.91% of the entire issued share capital of Aleph Cayman, Akuma is the legal and beneficial owner of 22.16% of the entire issued share capital of Aleph Cayman, CVC is the legal and beneficial owner of 23.50% of the entire issued share capital of Aleph Cayman and Sony is the legal and beneficial owner of 5.43% of the entire issued share capital of Aleph Cayman;

(ii)	Aleph Cayman is the legal and beneficial owner of the entire issued share capital of IMS; and

(iii)	IMS is, in turn, the legal and beneficial owner of the entire issued share capital of Httpool.

(E)	In order to reflect the completion of transactions contemplated by the CVC SPA and to facilitate completion of the SPA, the Parties wish for Aleph Cayman to adhere to the SPA and for the SPA to be amended and restated in the form set out in Schedule 1 (The Amended and Restated SPA) to this Deed.

It is agreed:

1.       Interpretation

1.1       In this Deed (including the Recitals):

“Effective Date” means the date of this Deed;

“Party” means a party to this Deed, and “Parties” shall mean the parties to this Deed;

“Transaction Document” has the meaning given to it in the SPA.

1.2       Clauses 1.2 to 1.14 (Interpretation) of the SPA shall apply mutatis mutandis to this Deed.

2.       Adherence to the SPA

With effect from the Effective Date, Aleph Cayman undertakes to adhere to and be bound by the provisions of the SPA, and to perform the obligations imposed on it by the SPA and to assume the rights and benefits conferred on it by the SPA.

3.       Amendment and Restatement of the SPA

3.1	With effect from the Effective Date, the Parties agree that the SPA shall be amended and restated in the form set out in the Schedule (The Amended and Restated SPA) so that the Parties’ rights and obligations under it shall be read and construed for all purposes in accordance with the amended and restated terms and conditions as set out in such Schedule.

2

3.2	The amendment and restatement of the SPA pursuant to this Deed shall constitute a variation of the SPA in accordance with Clause 28 (Variations) of the SPA.

3.3	Save as amended and restated in accordance with Clause 3.1 above, the SPA shall continue in full force and effect.

3.4	With effect from the Effective Date, any reference in a Transaction Document to “the SPA” shall be read and construed as references to the SPA as amended and restated by this Deed. For the avoidance of doubt, references in the SPA to the “Signature Date” or the “date of this Agreement” shall be deemed to be references to 5 July 2021.

4.       Miscellaneous

Clause 18 (Confidentiality), Clause 19 (Announcements), Clause 20 (Further Assurance), Clause 21 (Effect of Completion), Clause 22 (Assignment), Clause 24 (Costs and Expenses), Clause 25 (Notices), Clause 26 (Entire Agreement), Clause 27 (Severance and Validity), Clause 28 (Variations), Clause 29 (Remedies and Waiver), Clause 30 (Third Party Rights), Clause 31 (Counterparts) and Clause 33 (Governing Law and Submission to Jurisdiction) of the SPA shall apply mutatis mutandis to this Deed.

Executed and delivered as a deed on the date which first appears above.

3

Executed as a Deed by Aleph Group Inc.
acting by , a director, in
the presence of:	Director

Signature:

Name:

Address:

Occupation: Executive Assistant

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Executed as a Deed by Aleph Internet Media
Service LLC acting by ,
a director, in the presence of:	Director

Signature:

Name:

Address:

Occupation: Executive Assistant

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Executed as a Deed by A15 Holding
Netherlands B.V. acting by ,
a director, in the presence of:	Director

Signature:

Name:

Address:

Occupation: Lawyer

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Executed as a Deed by IMS Internet Media
Services, Inc. acting by ,
a director, in the presence of:	Director

Signature:

Name:

Address:

Occupation: Executive Assistant

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Executed as a Deed by Httpool Holdings UK
Limited acting by , a
director, in the presence of:	Director

Signature:

Name:

Address:

Occupation: Executive Assistant

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Executed as a Deed by Connect Ads DMCC
acting by an authorised signatory by way attorney
the presence of:	Authorised Signatory by way attorney

Signature:

Name:

Address:

Occupation: Lawyer

[Signature Page to the Deed of Adherence, Amendment and Restatement]

Schedule 1

The Amended and Restated SPA

7

Dated 5 July 2021

and as amended and restated pursuant to a deed of adherence, amendment and restatement dated 29 September 2021

Sale and Purchase Agreement

relating to the shares in Connect Ads DMCC

between

Aleph Internet Media Services LLC

A15 Holding Netherlands B.V.

IMS Internet Media Services, Inc.

Httpool Holdings UK Limited

Connect Ads DMCC

and

Aleph Group, Inc

i

(ii)

This Agreement (this “Agreement”) is made on 5 July 2021 and amended and restated pursuant to a deed of adherence, amendment and restatement dated 29 September 2021

Between:

(1)	Aleph Internet Media Services LLC, a limited liability company incorporated in the United States, with registered number L21000042376 and whose registered office is at (“Aleph”), solely as a Party for the purposes of the Aleph Provisions and the Continuing Provisions;

(2)	A15 Holding Netherlands B.V., a company incorporated in the Netherlands, with registered number 63036673 and whose registered office is at (“A15”), as seller of the Sale Shares and the Swap Shares;

(3)	IMS Internet Media Services, Inc., a company incorporated in the United States, with registered number P05000006068 and whose registered office is at (“IMS”);

(4)	Httpool Holdings UK Limited, a company incorporated in the United Kingdom, with registered number 10375627 and whose registered office is at (“Httpool”), as purchaser of the Sale Shares;

(5)	Connect Ads DMCC, a company incorporated in the Dubai Multi Commodities Centre, Dubai, UAE, with registered number DMCC91896 and whose registered office is at (“Connect Ads”); and

(6)	Aleph Group, Inc, an exempted company incorporated in the Cayman Islands, with registered number 378353 and whose registered office is at the offices of , as purchaser of the Swap Shares (“Aleph Cayman”).

Whereas:

(A)	A15 has agreed to sell, and Httpool has agreed to purchase, the Sale Shares, on the terms and subject to the conditions of this Agreement.

(B)	A15 has further agreed to sell, and Aleph Cayman has agreed to purchase, the Swap Shares, on the terms and subject to the conditions of this Agreement.

(C)	In consideration of receipt of the Swap Shares, Aleph Cayman has agreed to allot and issue to A15, the Consideration Shares.

It is agreed:

1.	Interpretation

1.1	In this Agreement (including the Recitals):

“A15’s Designated Account” means the US$ denominated bank account of A15, details of which shall be notified in writing by A15 to Httpool prior to Completion;

“A15 Disclosure Letter” means the letter dated the Signature Date from A15 to IMS and Httpool containing A15’s disclosures against the A15 Warranties given at the Signature Date;

“A15 Fundamental Warranties” means any of the A15 Warranties set out in paragraphs 1, 2, 3, 4 and 20 of Schedule 9 (A15 Warranties);

“A15 Group” means A15, each of its Subsidiary Undertakings, any Parent Undertaking of A15 and all other Subsidiary Undertakings of any such Parent Undertaking from time to time (excluding each member of the Connect Ads Group);

“A15 Permitted Actions” means the incorporation of a wholly-owned subsidiary in Morocco beneath Connect Ads;

“A15 Supplemental Disclosure Letter” means the letter from A15 to Aleph Cayman and Httpool containing A15’s disclosures against the A15 Warranties given at Completion in respect of matters arising between the Signature Date and the date of such letter;

“A15 Tax Warranties” means the warranties set out in paragraph 21 of Schedule 9 (A15 Warranties);

“A15 Warranties” means the warranties set out in Schedule 9 (A15 Warranties) and “A15 Warranty” shall mean any one of them;

“A15 Warranty Claim” means a Claim under the A15 Warranties (other than the A15 Fundamental Warranties);

“A15’s Lawyers” means White & Case LLP of Level 6, Burj Daman, Al Mustaqbal Street, Dubai International Financial Centre, Dubai;

“AED” means the lawful currency of the UAE, being the UAE dirham;

“Agents” means, in relation to a person, that person’s directors, officers, employees, advisers, agents and representatives;

“Agreed Connect Ads/Httpool Leakage Amount” has the meaning given in Clause 12.4 (Leakage);

“Agreed Connect Ads/IMS Leakage Amount” has the meaning given in Clause 12.5 (Leakage);

“Agreed Form Connect Ads Shareholders’ Agreement” has the meaning given in paragraph 4 of Part 1 (Non-Regulatory Pre-Completion Conditions) of Schedule 4 (Pre-Completion Conditions);

“Agreed IMS Leakage Amount” has the meaning given in Clause 12.6 (Leakage);

“Akuma” means Akuma Ventures Ltd;

“Akuma Deed of Novation” means the Deed of Novation for First Amendment to Amended and Restated Shareholders Agreement dated April 4, 2020, between IMS, Httpool Holdings Limited, Akuma, Aljosa Jenko, Timotej Gala, Davorin Strehar, Digital Ventures Partners Inc., New Media Ventures Ltd., Toyi Ventures Ltd, Toboads Ltd. and Httpool dated December 15, 2020;

“Akuma Flip-Up” means the issue of new ordinary shares in the share capital of IMS (and subsequent exchange for new ordinary shares in the share capital of Aleph Cayman) to Akuma in consideration for shares held by Akuma in Httpool;

“Akuma Outstanding Amount” means the EUR6,250,000 payable by IMS to Akuma pursuant to a share purchase agreement dated April 4, 2020, between IMS and Httpool Holdings Limited;

“Aleph Cayman Shareholders’ Agreement” means the shareholders’ agreement dated July 30, 2021 between Aleph, Akuma, Sony, CVC and Aleph Cayman;

“Aleph Cayman Warranties” means the warranties set out in Schedule 13 (Aleph Cayman Warranties), and “Aleph Cayman Warranty” shall mean any one of them;

“Aleph Group” means Aleph, each of its Subsidiary Undertakings, any Parent Undertaking of Aleph and all other Subsidiary Undertakings of any such Parent Undertaking from time to time (excluding each member of the Connect Ads Group and the IMS Group);

“Aleph Provisions” means Clause 3.2(c) (Swap Shares Consideration), Clause 13 (Qualifying IPO), Clause 15 (Aleph Undertakings), Clause 17 (Failure to Complete), Schedule 7 (A15 Put Option) and Schedule 8 (Anti-Embarrassment Protection);

“Anti-Bribery Laws” means, in each case, to the extent that they have been applicable to a Connect Ads Group Company, a member of the A15 Group, an IMS Group Company or a member of the Aleph Group (as the case may be) at any time prior to the Signature Date: (a) the UK Bribery Act 2010; (b) the U.S. Foreign Corrupt Practices Act of 1977 (as amended); (c) any applicable law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed on December 17, 1997; and (d) any other applicable law, rule or regulation of similar purpose and scope in any jurisdiction, including books and records offences relating directly or indirectly to a bribe;

“Applicable Connect Ads Territories” means Egypt, Morocco, Tunisia, Algeria, Lebanon, Jordan, Saudi Arabia, Kuwait, Qatar, Bahrain, Oman, Pakistan, and Turkey;

“Applicable IMS Territories” means Argentina, Colombia, Chile, Brazil, Mexico, Panama, Peru, Ecuador, Spain, England, Portugal, Uruguay, Costa Rica, Rep. Dominican, Greece, Croatia, Slovenia, Slovakia, Romania, Bulgaria, Austria, Switzerland, Hungary, Czech Republic, Poland, Kosovo, Ukraine, Russia, Serbia, Lithuania, Latvia, Estonia, Denmark, Norway, Sweden, Finland, India, Belarus, Kazakhstan, Macedonia, Singapore, Myanmar, Bangladesh, Sri Lanka, Indonesia, Malaysia, Cambodia, Laos and Hong Kong;

“Benefit Plan” means any pension, profit-sharing, savings, retirement, executive compensation, incentive compensation, bonus, share option, phantom share or other equity-based compensation, vacation, sick leave, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which any Connect Ads Group Company or IMS Group Company (as applicable) is the owner, the beneficiary or both), employee loan, educational assistance program, policy, practice, agreement or arrangement, whether written or oral, formal or informal;

“Business Day” means a day (other than a Friday, Saturday, Sunday or a public holiday) when commercial banks are open for ordinary banking business in Dubai (UAE), George Town (the Cayman Islands), Amsterdam (the Netherlands), Miami (United States) and London (United Kingdom);

“Capital Expenditure” means any expenditure or obligation in respect of cash expenditure which, in accordance with IFRS, is treated as capital expenditure (including the capital element of any expenditure or obligation incurred in connection with a capitalized finance lease obligation), and only taking into account the actual cash payment made where assets are replaced and part of the purchase price is paid by way of part exchange;

“Cash Consideration” means US$52,722,883;

“Cash Consideration Escrow Account” means the US$ denominated account in the name of A15 and/or Httpool with the Escrow Agent pursuant to the Escrow Agreement for the purposes of the deposit of the Cash Consideration;

“Citi Consent and Waiver” means the written waiver and consent from Citibank, N.A. pursuant to which Citibank, N.A. irrevocably: (a) consents to the acquisition of: (i) the Sale Shares by Httpool and (ii) the Swap Shares by Aleph Cayman, as required by clause 11(j) of the Citi ULCA; and (b) waives any right that it has to object to the Latam Reorganization pursuant to clause 7(a) of the Citi Security Agreement;

“Citi Grantors” means IMS, IMM Internet Media Mexico, S. de R.L. de C.V., Personal Corp. IMM Mexico, S. de R.L. de C.V., IMS Chile SpA, IMS Media, LLC, IMS Internet Media Services Panama, S. De R.L., IMS-Internet Media Services Ecuador S.A., Radobel S.A., Internet Media Services Colombia S.A.S., 10 Midia Publicidade e Propaganda Ltda., Blue Sky Servicos de Publicidade Ltda, IMS-Brasil Marketing e Publicidade Ltda, IMS Argentina S.R.L., and “Citi Grantor” shall be construed accordingly;

“Citi Notification” means the written notification from IMS to Citibank, N.A. pursuant to which IMS on behalf of itself and each other Citi Grantor gives written notice to Citibank, N.A. of the Transaction at least thirty (30) days’ prior to Completion as required by clause 7(a) of the Citi Security Agreement;

“Citi Security Agreement” means the security agreement between Latam, the Citi Grantors and Citibank, N.A., dated November 26, 2019;

“Citi ULCA” means the first amended and restated uncommitted line of credit between IMS and Citibank, N.A., dated November 19, 2020;

“Claim” means any claim against a Party arising out of or in connection with this Agreement, and “Claims” shall mean all such claims;

“Commercial Registration” means the issuance by the DMCCA of each of the documents referred to in Clause 8 (Post Completion Obligations);

“Completion” means the completion of the sale and purchase of the Sale Shares and the Swap Shares, and the allotment and issuance of the Consideration Shares under this Agreement;

“Completion Date” means:

(a)	the date falling eight (8) Business Days after the day on which the last of the Pre-Completion Conditions has been satisfied or waived in accordance with this Agreement; or

(b)	such other date as may be agreed in writing by the Parties;

“Connect Ads Auditors” means Grant Thornton in respect of each member of the Connect Ads Group, save for:

(a)	Techno Dev LLC, in respect of which the auditor is Ashraf Abdel Ghani Accountants & Tax Consultants – ATC;

(b)	4G for Advanced Technology LLC, in respect of which the auditor is Ashraf Abdel Ghani Accountants & Tax Consultants – ATC; and

(c)	Connect Ads Italy S.r.l, in respect of which the auditor for FY2020 is a third party whose work is reviewed by Grant Thornton, with Grant Thornton serving as the auditor from FY2021 onwards;

“Connect Ads Benefit Plan” means any Benefit Plan: (a) under which any current or former Connect Ads Worker has any present or future right to benefits and that is maintained, sponsored or contributed to by a Connect Ads Group Company; or (b) with respect to which a Connect Ads Group Company has any liability, including any Connect Ads Disclosed Plans;

“Connect Ads Business” means the business of the Connect Ads Group comprising digital media representation business, programmatic media advertising business and digital advertising sales business in, based on or through social media platforms and websites, application programming interface (or API) or other platforms and/or websites, including but not limited to, digital, audio and visual platforms and or websites in MENA, Turkey, Pakistan and Italy as conducted by it at the Signature Date;

“Connect Ads Business Intellectual Property” means the Intellectual Property owned by the Connect Ads Group Companies and used or held for use for the purposes of the Connect Ads Business and required in all material respects to conduct the Connect Ads Business;

“Connect Ads Contract” has the meaning given in paragraph 1.1 of Schedule 6 (Earn Outs);

“Connect Ads Data Room” means the virtual data room comprising copies of documents and other information relating to the Connect Ads Business and the Connect Ads Group Companies made available to IMS and Httpool at https://americas.datasite.com/manda/project/5f5133861cacdd062ec5522d/content/5f5133bb4bd4e009c41e85de?mode=default&activeProjectId=5f5133861cacdd062ec5522d a copy of which is contained on the Connect Ads Data Room USB Drive;

“Connect Ads Data Room USB Drive” means the USB drive containing a copy of the Connect Ads Data Room to be delivered by A15 to IMS and Httpool as soon as reasonably practicable after the Signature Date;

“Connect Ads Disclosed Plans” has the meaning given in paragraph 26 of Schedule 9 (A15 Warranties);

“Connect Ads Egypt” means Connect Ads for Advertising and Programming S.A.E.;

“Connect Ads Final 2018 Outstanding Receivables” means the amount, in US$, equal to the aggregate amount of the Connect Ads Preliminary 2018 Outstanding Receivables which remain outstanding and uncollected as at the commencement of business on the first (1st) anniversary of the Completion Date;

“Connect Ads Final 2019 Outstanding Receivables” means the amount, in US$, equal to the aggregate amount of the Connect Ads Preliminary 2019 Outstanding Receivables which remain outstanding and uncollected as at the commencement of business on the first (1st) anniversary of the Completion Date;

“Connect Ads Group” means Connect Ads and the Connect Ads Subsidiary Undertakings, and “Connect Ads Group Company” shall be construed accordingly;

“Connect Ads Incoming Licenses” has the meaning given in paragraph 22.9 of Schedule 9 (A15 Warranties);

“Connect Ads IT Contracts” means any material written agreements, arrangements or licenses relating to the Connect Ads IT Systems, including all hire purchase contracts or leases of hardware owned or used by a Connect Ads Group Company and licenses of software owned or used by a Connect Ads Group Company for the purposes of the Connect Ads Business (but excluding any shrink-wrapped, click-wrapped or other software commercially available off the shelf) and which are required, in all material respects, to conduct the Connect Ads Business;

“Connect Ads IT Systems” means computer hardware and software (excluding shrink-wrapped, click-wrapped or other software commercially available off the shelf) which, in each case, is owned by a Connect Ads Group Company and used or held for use for the purposes of the Connect Ads Business and required, in all material respects, to conduct the Connect Ads Business;

“Connect Ads Italy” means Connect Ads Italy S.r.l;

“Connect Ads Key Manager” means the CEO; VP Commercial; VP Technical Operations; VP Finance; VP Human Capital; Twitter Product Director; Non-Twitter Sales Director GCC, Kuwait & Pakistan; General Counsel; CEO Turkey; and VP Organization Development;

“Connect Ads Leakage” means, in each case, (a) by any member of the Connect Ads Group to, on behalf of or for the benefit of A15 or its Connected Persons (excluding, for the avoidance of doubt, any member of the Connect Ads Group); and (b) during the period from (but excluding) the Connect Ads Locked-Box Date to (and including) the Completion Date:

(a)	any:

(i)	dividend or distribution (whether in cash or in kind) or any payments in lieu of any dividend or distribution, declared, paid or made;

(ii)	redemption, repurchase, repayment or return of shares or other securities, or return of capital (whether by reduction of capital or otherwise and whether in cash or in kind);

(iii)	payment of any consultant, advisory, management, monitoring, service, shareholder, director or other fees, costs, charges, expenses, royalty payments, interest payments, loan payments, bonuses or compensation of a similar nature in connection with the Transactions;

(iv)	payment of any external third-party or transaction fees of any kind;

(v)	payment or incurrence of liability for any fees, costs or expenses in connection with the Transactions (including professional advisers’ fees, consultancy fees, transaction bonuses, finders’ fees and brokers’ fees or similar commissions);

(vi)	waiver, discount, deferral, release or forgiveness of any amount owed to a Connect Ads Group Company or release of any obligation;

(vii)	assumption or incurrence of any liability or obligation (including the provision of any guarantee or indemnity or the creation of any Encumbrance); and

(viii)	transfer or surrender of assets, rights or other benefits, including waiver, discount, deferral, release or discharge of any amount, obligation or liability; or any claim (howsoever arising);

(b)	the entry into of any agreement to enter into or carry out any of the actions or transactions referred to in paragraph (a) above; and

(c)	any Tax becoming payable at any time by any Connect Ads Group Company as a consequence of any of the matters referred to above, or which would have become payable in the absence of any applicable relief, but, in each case, not including any Connect Ads Permitted Leakage;

“Connect Ads Licenses” has the meaning given in paragraph 10.1 of Schedule 9 (A15 Warranties);

“Connect Ads Locked-Box Accounts” means the audited financial statements of Connect Ads and each member of the Connect Ads Group and the audited consolidated financial statements of the Connect Ads Group for the accounting reference period ended on the Connect Ads Locked-Box Date, such financial statements comprising, in each case, a balance sheet, profit and loss account and cash flow statement;

“Connect Ads Locked-Box Date” means December 31, 2019;

“Connect Ads Management Accounts” means the unaudited balance sheet of each Connect Ads Group Company as at the Connect Ads Management Accounts Date and the unaudited profit and loss account of each Connect Ads Group Company for the period ended on such date;

“Connect Ads Management Accounts Date” means April 30, 2021;

“Connect Ads Material Contract” has the meaning given in paragraph 5.1 of Schedule 9 (A15 Warranties);

“Connect Ads Outgoing Licenses” has the meaning given in paragraph 22.10 of Schedule 9 (A15 Warranties);

“Connect Ads Outstanding Receivables” means the Connect Ads Preliminary 2018 Outstanding Receivables and the Connect Ads Preliminary 2019 Outstanding Receivables;

“Connect Ads Permitted Dividends” means:

(a)	the dividend of US$2,000,000 which was declared and paid by Connect Ads on January 19, 2020

(b)	the dividend of US$110,339 which was declared and paid by Connect Ads on October 21, 2020;

(c)	the dividend in the aggregate amount of US$13,082,691 declared by Connect Ads on 16 July 2021, US$5,000,000 of which was paid by Connect Ads to A15 immediately following such declaration; and US$8,082,691 was left outstanding; and

(d)	the dividend in the aggregate amount of US$963,801 to be declared by Connect Ads prior to Completion;

“Connect Ads Permitted Leakage” means:

(a)	the Connect Ads Permitted Dividends;

(b)	the amount of US$288,948 in aggregate owed by A15 to Connect Ads Egypt; and

(c)	any Tax becoming payable at any time by any Connect Ads Group Company as a consequence of any of the matters referred to above;

“Connect Ads Preliminary 2018 Outstanding Receivables” means US$2,415,739, representing the aggregate amount of the receivables of Connect Ads listed in Part 1 of Schedule 18 (Connect Ads Outstanding Receivables);

“Connect Ads Preliminary 2019 Outstanding Receivables” means US$261,678, representing the aggregate amount of the receivables of Connect Ads listed in Part 2 of Schedule 18 (Connect Ads Outstanding Receivables);

“Connect Ads Properties” means the land and premises currently used or occupied by the Connect Ads Group for the purposes of the Connect Ads Business, certain details of which are set out in a table provided in Section 3.5.1 of the Connect Ads Data Room;

“Connect Ads Registered Intellectual Property” means patents, registered trademarks and service marks, registered designs, domain name registrations (and applications for any of the same), owned, used or held for use by a Connect Ads Group Company;

“Connect Ads Shareholders’ Agreement” means the shareholders’ agreement in respect of Connect Ads to be entered into at Completion between A15, Aleph Cayman, Httpool and Connect Ads, in the agreed terms;

“Connect Ads Subsidiary Undertakings” means all Subsidiary Undertakings of Connect Ads, and “Connect Ads Subsidiary Undertaking” shall be construed accordingly;

“Connect Ads Tax Claim” means a claim under the Connect Ads Tax Covenant or the A15 Tax Warranties;

“Connect Ads Tax Covenant” means the tax covenant set out in Schedule 17 (Connect Ads Tax Covenant);

“Connect Ads Territory” means any country or territory or possession thereof in which any Connect Ads Group Company does business at the Signature Date;

“Connect Ads Warranties” means the warranties set out in Schedule 10 (Connect Ads Warranties), and “Connect Ads Warranty” shall mean any one of them;

“Connect Ads Workers” means any employees, directors, officers, workers and self-employed contractors of the Connect Ads Group;

“Connected Person” means, in relation to an Undertaking:

(a)	any other person who has Control of that Undertaking (a “Controlling Person”);

(b)	any Controlling Person’s own spouse or civil partner, parents and siblings (including step-siblings and half-siblings), linear ancestors and direct descendants, including adopted children, of that Controlling Person and of other such persons and their respective spouses or civil partners, parents and siblings (including step-siblings and half-siblings), linear ancestors and direct descendants, including adopted children (together, the “Controlling Person’s Family”);

(c)	any trust established by or for the benefit of a Controlling Person or a member of a Controlling Person’s Family;

(d)	any Undertaking in whose equity shares or partnership interests a Controlling Person and/or one or more members of a Controlling Person’s Family are, taken together, able to exercise or control the exercise of at least twenty per cent. (20%) of the votes able to be cast at general meetings, or to appoint or remove directors or equivalent officers holding a majority of voting rights at meetings of the board or equivalent management body, in each case on all, or substantially all, matters;

(e)	any Undertaking whose directors or equivalent officers are accustomed to act in accordance with the directions or instructions of a Controlling Person and/or any one or more members of a Controlling Person’s Family;

(f)	any Undertaking (other than any Connect Ads Group Company or IMS Group Company, as applicable) of which a Controlling Person or a member of a Controlling Person’s Family is a director or equivalent officer; and

(g)	any nominee, trustee or agent or any other person acting on behalf of any person referred to in this definition;

“Consideration” means an amount equal to the sum of the Sale Share Consideration and the Consideration Shares Value;

“Consideration Shares” means newly issued ordinary shares in the share capital of Aleph Cayman in aggregate representing the Consideration Shares Percentage of the entire issued share capital of Aleph Cayman on a Fully-Diluted Basis immediately following Completion and the issuance of shares in Aleph Cayman to CVC in accordance with Clause 3.2(d);

“Consideration Shares Percentage” means 4.41% as may be reduced in accordance with Clause 3.2(e);

“Consideration Shares Value” means US$14,067,556.51;

“Continuing Provisions” means Clause 1 (Interpretation), Clause 17 (Failure to Complete) Clause 18 (Confidentiality), Clause 19 (Announcements), Clause 22 (Assignment), Clause 24 (Costs and Expenses), Clause 25 (Notices), Clause 26 (Entire Agreement), Clause 27 (Severance and Validity), Clause 28 (Variations), Clause 29 (Remedies and Waiver), Clause 30 (Third Party Rights), Clause 31 (Counterparts), Clause 32 (Standstill) and Clause 33 (Governing Law and Submission to Jurisdiction), all of which shall continue to apply after the termination of this Agreement without limit in time;

“Contract” means any written or oral contract, agreement, lease, license, instrument, note, evidence of indebtedness or other legally binding commitment or undertaking;

“CVC” means Aleph Maradona LP, a limited partnership organized and existing under the Laws of Delaware;

“CVC Completion Date” means 30 July 2021;

“CVC Escrow Amount” has the meaning given in Clause 3.4 (Deferred Consideration);

“CVC SPA” means the stock purchase agreement, dated 8 July 2021, between Aleph, Akuma, Aleph Cayman, IMS and CVC, as amended and restated on 28 July 2021;

“CVC Transaction” means the transactions expressly provided for in the CVC SPA;

“Defaulting Party” has the meaning given in Clause 7.3 (Completion);

“Deferred Consideration” has the meaning given in Clause 3.4 (Deferred Consideration);

“Disclosed” means fairly disclosed in the Connect Ads Data Room or in the IMS Data Room, or in the A15 Disclosure Letter, the A15 Supplemental Disclosure Letter, the IMS Disclosure Letter, or the IMS Supplemental Disclosure Letter in sufficient detail to enable A15, Aleph Cayman, IMS or Httpool (as appropriate) to understand the nature and scope of the relevant matter;

“Dispute” has the meaning given in Clause 33.2 (Governing Law and Submission to Jurisdiction);

“Dispute Notice” has the meaning given in Clause 33.2 (Governing Law and Submission to Jurisdiction);

“DMCC” means Dubai Multi Commodities Centre;

“DMCCA” means Dubai Multi Commodities Centre Authority;

“DMCCA Pre-Completion Condition” means the Pre-Completion Condition set out in paragraph 1 of Part 3 of Schedule 4 (Pre-Completion Conditions);

“Earn Out 1 Period” has the meaning given in paragraph 1.1 of Schedule 6 (Earn Outs);

“Earn Out 1 Statement” has the meaning given in paragraph 1.2 of Schedule 6 (Earn Outs);

“Earn Out 2 Period” has the meaning given in paragraph 2.1 of Schedule 6 (Earn Outs);

“Earn Out 2 Statement” has the meaning given in paragraph 2.2 of Schedule 6 (Earn Outs);

“Earn Out Amount 1” has the meaning given in paragraph 1.1 of Schedule 6 (Earn Outs);

“Earn Out Amount 2” has the meaning given in paragraph 2.1 of Schedule 6 (Earn Outs);

“Egyptian Competition Filing” means the regulatory filing referred to in Clause 8.1 (Post Completion Obligations);

“Egyptian Competition Law” means the Egyptian Law for the Protection of Competition and Combatting Monopolistic Practices, Law No. 3 of 2005, as amended;

“Encumbrance” means any pledge, charge, lien (other than a lien arising by operation of Law), mortgage, debenture, hypothecation, security interest, pre-emption right or option;

“Environment” means all or any of the following media (alone or in combination): air (including the air within buildings and the air within other natural or manmade structures whether above or below ground); water (including water under or within land or in drains or sewers); soil and land and any ecological systems and living organisms supported by these media;

“Environmental Law” means any Law whose purpose is to protect, or prevent pollution of, the Environment or to regulate emissions, discharges or releases of Hazardous Substances into the Environment, or to regulate the use, treatment, storage, burial, disposal, transport or handling of Hazardous Substances, and all by-laws, codes, regulations with any of therein, decrees or orders issued or promulgated or approved under or in connection with any of them;

“Environmental Proceedings” means proceedings arising out of or based upon violations or breaches of Environmental Laws;

“Escrow Account 1” means the US$ denominated account in the name of A15 and/or Httpool with the Escrow Agent pursuant to the Escrow Agreement for the purposes of the deposit of Escrow Amount 1;

“Escrow Account 2” means the US$ denominated account in the name of A15 and/or Httpool with the Escrow Agent pursuant to the Escrow Agreement for the purposes of the deposit of Escrow Amount 2;

“Escrow Accounts” means Escrow Account 1, Escrow Account 2 and the Cash Consideration Escrow Account;

“Escrow Agent” means Citibank, New York branch;

“Escrow Agreement” means the escrow agreement to be entered into by A15, Httpool and the Escrow Agent prior to Completion, in the agreed terms;

“Escrow Amount 1” means US$1,110, 410;

“Escrow Amount 2” means US$3,740,500;

“Escrow Amount 3” means US$5,000,000;

“Excess Cash” means the cash held by Connect Ads at the end of each month minus the average of the last twelve months of working capital, excluding funds otherwise committed (including, any cash held in respect of securing rent deposits, in respect of employee withholding taxes or any other cash held as collateral in respect of obligations of any party);

“Exclusivity Period” means the period commencing on the Signature Date and ending on the earlier of Completion or the termination of this Agreement in accordance with Clause 16.1;

“Expert” has the meaning given in paragraph 3.1 of Schedule 7 (A15 Put Option);

“First Long Stop Date” means the date falling sixty (60) days after the Restatement Date, or such other date as Parties agree in writing;

“Fully-Diluted Basis” means the total of all classes and series of shares outstanding on a particular date, combined with all options (whether granted, vested or exercised or not), warrants (whether exercised or not), LTIPs (long term incentive plans) and convertible securities of all kinds, all on an “as if converted” basis. For the purpose of this Agreement, “as if converted” basis shall mean as if such option, warrant or security had been converted into equity shares of the relevant person in accordance with their terms;

“Fundamental Warranties” means the A15 Fundamental Warranties, the Connect Ads Fundamental Warranties, the Httpool Warranties and the IMS Fundamental Warranties;

“GDPR” has the meaning given in Clause 11.1 (Indemnities);

“Google Non-Recurring Non-Cash Event” means the non-payment by Google LLC to IMS of certain commission due in respect of Waze amounting to US$530,000 that was recorded by IMS as a loss in 2020 pursuant to the terms of a settlement and release agreement between Google LLC and IMS dated 1 September 2020;

“Government Official” means: (a) any officer, director, employee, appointee or official representative of a Governmental Authority or of a public international organization; (b) any political party or party official; and (c) any candidate for political or judicial office;

“Governmental Authority” means: (a) any international, national, state, city or local governmental authority; (b) any commission, organization, agency, department, board, bureau or instrumentality of any of the foregoing governmental authorities (and “instrumentality of government of any of the foregoing governmental authorities” includes any entity owned or controlled by such governmental authorities); (c) any stock exchange or similar self-regulatory or quasi-governmental agency; and (d) any court, arbitrator, arbitral body or other tribunal having jurisdiction;

“Hazardous Substances” means any wastes, pollutants, contaminants and any other natural or artificial substance (whether in the form of a solid, liquid, gas or vapor) which is capable of causing harm or damage to the Environment or a nuisance to any person;

“Httpool’s Designated Account” means the US$ denominated bank account of Httpool, details of which shall be notified in writing by Httpool to A15 prior to Completion;

“Httpool Group” means Httpool and each of its Subsidiary Undertakings;

“Httpool Warranties” means the warranties set out in Schedule 14 (Httpool Warranties), and “Httpool Warranty” shall mean any one (1) of them;

“Httpool’s Lawyers” means Brabners, Fifth Floor, 55 King Street, Manchester M2 4LQ, United Kingdom, who for purposes of this definition shall also be considered counsel for IMS;

“IFRS” means International Financial Reporting Standards, as adopted by the European Union, in effect on the relevant dates thereof;

“IMS Acquisition” has the meaning given in paragraph 1.1, Part 1 of Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Audited Accounts” means the audited financial statements of IMS and each member of the IMS Group and the audited consolidated financial statements of the IMS Group for the accounting reference period ended on the IMS Locked-Box Date, together with, in each case, the auditors’ and directors’ reports and the notes to the audited financial statements, such financial statements comprising, in each case, a balance sheet, profit and loss account and cash flow statement;

“IMS Business” means the business of the IMS Group comprising digital media representation business, programmatic media advertising business and advertising sales business in, based on or through social media platforms, application programming interface (or API) or other platforms that compete with social media platforms in Latin America, Europe and Asia as conducted by it at the Signature Date;

“IMS Business Intellectual Property” means the Intellectual Property owned by the IMS Group Companies and used or held for use for the purposes of the IMS Business and required in all material respects to conduct the IMS Business;

“IMS Data Room” means the virtual data room comprising copies of documents and other information relating to the IMS Business and the IMS Group Companies made available to A15 at https://americas.datasite.com/manda/project/5f5133861cacdd062ec5522d/content/index?mod e=index a copy of which is contained on the IMS Data Room USB Drive;

“IMS Data Room USB Drive” means the USB drive containing a copy of the IMS Data Room to be delivered by IMS to A15 as soon as reasonably practicable after the Signature Date;

“IMS Disclosed Plans” has the meaning given in paragraph 25 of Schedule 12 (IMS Warranties);

“IMS Disclosure Letter” means the letter dated the Signature Date from IMS to A15 containing IMS’s disclosures in connection with this Agreement given at the Signature Date;

“IMS Disposal” has the meaning given in paragraph 1.1, Part 2 of Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Fundamental Warranties” means the warranties set out in paragraphs 1 to 3 of Schedule 12 (IMS Warranties) and the warranties set out in paragraphs 1 to 4 of Schedule 13 (Aleph Cayman Warranties);

“IMS Group” means:

(a)	in respect of any time prior to the CVC Completion Date, IMS and the IMS Subsidiary Undertakings; and

(b)	in respect of any time on or after the CVC Completion Date, Aleph Cayman and the IMS Subsidiary Undertakings,

and “IMS Group Company” shall be construed accordingly;

“IMS Incoming Licenses” has the meaning given in paragraph 21.9 of Schedule 12 (IMS Warranties);

“IMS IT Contracts” means any material written agreements, arrangements or licenses relating to the IMS IT Systems, including all hire purchase contracts or leases of hardware owned or used by an IMS Group Company and licenses of software owned or used by an IMS Group Company for the purposes of the IMS Business (but excluding any shrink-wrapped, click-wrapped or other software commercially available off the shelf) and which are required, in all material respects, to conduct the IMS Business;

“IMS IT Systems” means computer hardware and software (excluding shrink-wrapped, click-wrapped or other software commercially available off the shelf) which, in each case, is owned by an IMS Group Company and used or held for use for the purposes of the IMS Business and required, in all material respects, to conduct the IMS Business;

“IMS Key Manager” means any employee of the IMS Group (a) whose annual salary is in excess of US$100,000 (or equivalent in the relevant local currency); or (b) who holds a C-suite position within the IMS Group;

“IMS Leakage” means in each case (a) by any member of the IMS Group to, on behalf of or for the benefit of Aleph, Akuma, CVC or any of their respective Connected Persons (excluding, for the avoidance of doubt, any member of the IMS Group); and (b) during the period from (but excluding) the IMS Locked-Box Date to (and including) the Completion Date:

(a)	any:

(i)	dividend or distribution (whether in cash or in kind) or any payments in lieu of any dividend or distribution, declared, paid or made;

(ii)	redemption, repurchase, repayment or return of shares or other securities, or return of capital (whether by reduction of capital or otherwise and whether in cash or in kind);

(iii)	payment of any consultant, advisory, management, monitoring, service, shareholder, director or other fees, costs, charges, expenses, royalty payments, interest payments, loan payments, bonuses or compensation of a similar nature in connection with the Transactions;

(iv)	payment of any external third-party or transaction fees of any kind;

(v)	payment or incurrence of liability for any fees, costs or expenses in connection with the Transactions (including professional advisers’ fees, consultancy fees, consultancy fees, transaction bonuses, finders’ fees and brokers’ fees or similar commissions);

(vi)	waiver, discount, deferral, release or forgiveness of any amount owed to an IMS Group Company or release of any obligation;

(vii)	assumption or incurrence of any liability or obligation (including the provision of any guarantee or indemnity or the creation of any Encumbrance); and

(viii)	transfer or surrender of assets, rights or other benefits, including waiver, discount, deferral, release or discharge of any amount, obligation or liability; or any claim (howsoever arising);

(b)	the entry into of any agreement to enter into or carry out any of the actions or transactions referred to in paragraph (a) above; and

(c)	any Tax becoming payable at any time by any IMS Group Company as a consequence of any of the matters referred to above, or which would have become payable in the absence of any applicable relief,

but, in each case, not including any IMS Permitted Leakage;

“IMS Leased Properties” means the leased land and premises currently used or occupied by the IMS Group for the purposes of the IMS Business, certain details of which are set out in a table provided in Section 4 of the IMS Data Room;

“IMS Locked-Box Accounts” means the audited financial statements of IMS and each member of the IMS Group and the audited consolidated financial statements of the IMS Group for the accounting reference period ended on the IMS Locked-Box Date audited by BDO, such financial statements comprising, in each case, a balance sheet, profit and loss account and cash flow statement;

“IMS Locked-Box Date” means December 31, 2020;

“IMS Management Accounts” means the unaudited balance sheet of each IMS Group Company as at the IMS Management Accounts Date and the unaudited profit and loss account of each IMS Group Company for the period ended on such date;

“IMS Management Accounts Date” means 30 April 2021;

“IMS Material Contract” has the meaning given in paragraph 4.1 of Schedule 12 (IMS Warranties);

“IMS Outgoing Licenses” has the meaning given in paragraph 21.10 of Schedule 12 (IMS Warranties);

“IMS Permitted Actions” means:

(a)	subject to Clause 13 (Qualifying IPO), a Qualifying IPO;

(b)	any actions expressly provided for in the CVC SPA;

(c)	the allotment and issuance by Aleph Cayman to Imran Khan, immediately prior to a Qualifying IPO, of new ordinary shares in the share capital of Aleph Cayman representing, in aggregate, up to 0.75% of the entire issued share capital of Aleph Cayman;

(d)	the transfer by Aleph to Mercado Libre (MELI) of existing ordinary shares in the share capital of Aleph Cayman representing, in aggregate, up to 1.25% of the entire issued share capital of Aleph Cayman;

(e)	the allotment and issuance by Aleph Cayman to CVC, at Completion, of new ordinary shares in the share capital of Aleph Cayman in accordance with Clause 3.2(d);

(f)	the allotment and issuance by Aleph Cayman to CVC, at any time prior to Completion, of new ordinary shares in the share capital of Aleph Cayman in accordance with Clause 3.2(e);

(g)	the consolidation or redemption of the existing ordinary shares in the share capital of Aleph Cayman, in each case, on a pro rata basis amongst the existing shareholder of Aleph Cayman, in order to reduce the total number of issued and outstanding shares in the share capital of Aleph Cayman and any associated amendments to Aleph Cayman’s constitutional documents required to effect such consolidation or redemption;

(h)	the allotment and issuance by Aleph Cayman to up to nine (9) commercial partners or prospective commercial partners of IMS Group, which may include, without limitation, Twitter, Inc. (or any of its group companies, Snap, Inc. (or any of its group companies) and/or Warner Music Group Corp (or any of its group companies)) of new ordinary shares in the share capital of Aleph Cayman, provided that (i) the number of shares issued to all such partners shall not exceed three per cent. (3%) of the entire issued share capital of Aleph Cayman in aggregate; and (ii) each such partner shall pay a subscription price for such shares calculated based on an enterprise value for the IMS Group of not less than US$2,000,000,000;

(i)	the transfer of all the shares held by Sony in Aleph Cayman to a third party purchaser; and

(j)	the creation of any IMS Permitted Encumbrance;

“IMS Permitted Dividends” means the dividends in an aggregate amount not exceeding:

(a)	US$7,200,000 declared by IMS April 1, 2021 and paid to Aleph on April 26, 2021; and

(b)	US$800,000 declared by IMS on April 1, 2021 and paid to Sony on April 26, 2021;

“IMS Permitted Encumbrance” means:

(a)	any Encumbrance created in connection with any borrowings of the IMS Group existing at the Signature Date, provided that such Encumbrance has been Disclosed to A15; or

(b)	any Encumbrance created in connection with any borrowings of the IMS Group in accordance with Clause 5.2(e) or 5.2(i) (Pre-Completion Conduct of Business),

but, in each case, excluding any Encumbrance over or in respect of the Consideration Shares;

“IMS Permitted Leakage” means:

(a)	the IMS Permitted Dividends;

(b)	the loan from Httpool Latvia SIA of US$2,000,000 to Latam;

(c)	any Tax becoming payable at any time by any IMS Group Company as a consequence of any of the matters referred to above; and

(d)	the reasonable and documented third party fees, costs, and expenses payable by Aleph Cayman in connection with the CVC Transaction, a Qualifying IPO or this Transaction (excluding, for the avoidance of doubt, any fees, costs and expenses paid on behalf of the Aleph Group in connection with the same);

“IMS Proportion” means, in the case of any reference to an IMS Group Company:

(a)	in the case of Aleph Cayman, one hundred per cent. (100%); and

(b)	in the case of any IMS Group Company other than Aleph Cayman, Aleph Cayman’s direct and indirect percentage of equity ownership in such IMS Group Company as at Completion;

“IMS Registered Intellectual Property” means patents, registered trademarks and service marks, registered designs, domain name registrations (and applications for any of the same), owned, used or held for use by an IMS Group Company;

“IMS Subsidiary Undertakings” means:

(a)	in respect of any time prior to the CVC Completion Date, all Subsidiary Undertakings of IMS; and

(b)	in respect of any time on or after the CVC Completion Date, all Subsidiary Undertakings of Aleph Cayman (including, for the avoidance of doubt, IMS and all of its Subsidiary Undertakings),

and “IMS Subsidiary Undertaking” shall be construed accordingly;

“IMS Tax Claim” means a claim under the IMS Tax Warranties;

“IMS Tax Covenant” means the tax covenant set out in Schedule 16 (IMS Tax Covenant);

“IMS Supplemental Disclosure Letter” means the letter from Aleph Cayman to A15 containing Aleph Cayman’s disclosures in connection with the Aleph Cayman Warranties given at Completion in respect of matters arising between the Signature Date and the date of such letter;

“IMS Tax Warranties” means the warranties set out in paragraph 20 of Schedule 12 (IMS Warranties) and the warranties set out in paragraph 21 of Schedule 13 (Aleph Cayman Warranties);

“IMS Territory” means any country or territory or possession thereof in which any IMS Group Company does business at the Signature Date;

“IMS Warranties” means the warranties set out in Schedule 12 (IMS Warranties), and “IMS Warranty” shall mean any one of them;

“IMS Warranty Claim” means a Claim under the IMS Warranties or the Aleph Cayman Warranties (other than the IMS Fundamental Warranties);

“IMS Workers” means any employees, directors, officers, workers and self-employed contractors of the IMS Group;

“Indemnity Claim” means a claim under any of the indemnities in Clause 11 (Indemnities);

“Intellectual Property” means patents, utility models, trademarks, service marks, trade and business names, registered designs, design rights, copyright and neighboring rights, database rights, domain names, semi-conductor topography rights and rights in inventions, software, trade secrets, confidential information of all kinds and other similar proprietary rights which may subsist in any part of the world and whether registered or not, including, where such rights are obtained or enhanced by registration, any registration of such rights and rights to apply for such registrations;

“Interest” means the aggregate of (a) any amount of accrued and outstanding interest owed to any banking, financial, acceptance credit, lending or other similar institution or organization or general public on all borrowing and indebtedness (including, but not limited to, by way of net debit balances, loan stocks, bonds, debentures, notes, commercial paper, finance leases or similar), excluding any accrued interest on ‘right of use’ assets capitalized as per IFRS 16; and (b)any bank charges or foreign exchange charges;

“Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement” means the joinder and amendment agreement (in the agreed form which shall be substantially on the terms set out in Schedule 20) to be executed by Aleph, Akuma, Sony, CVC, Aleph Cayman and A15 at Completion, pursuant to which (inter alia) A15 shall adhere to the Aleph Cayman Shareholders’ Agreement;

“Knowledge” means:

(a)	when used in reference to A15 and/or Connect Ads, the knowledge, information and belief of each of Fadi Antaki, Mahmoud Abou El Makarem, Karim Beshara, Mohamed El Mehairy, Amgad Fahim, Noha Sharaf and Mohamed Megahed; and with respect to the A15 Warranties at paragraph 25 (Employment; Labor Matters) of Schedule 9 (A15 Warranties) only, Lamiaa Balbaa and with respect to the A15 Warranties to the extent that they relate to Genart Medya Reklamcilik İletişim Ticaret A.Ş.only, Cemal Burak Yilmaz;

(b)	when used in reference to Aleph Cayman, IMS and/or Httpool, the knowledge, information and belief of each of Christian Gaston Taratuta, Juan Manual Ruiz, Steven Oppenheim, Ignacio Vidaguren, Carolina Suissis, Nina Maier, Aljoša Jenko, and Luka Kumer,

in each case, on the basis that they have made reasonable inquiry of any individuals holding c-suite positions within each IMS Group Company or Connect Ads Group Company (as appropriate);

“KSA” means the Kingdom of Saudi Arabia;

“KYC” means know your customer;

“Law” means any applicable law, statute, ordinance, rule, regulation, or other pronouncement having the effect of law or any interpretation or adjudication having the force of law;

“Latam” means Latam Media Holdings, LLC;

“Latam Reorganization” means the reorganization effected in February 19, 2021 pursuant to which Latam transferred its entire shareholding in IMS to Aleph;

“LCIA” has the meaning given in Clause 33.3 (Governing Law and Submission to Jurisdiction);

“Leakage Expert” has the meaning given in Clause 12.12 (Leakage);

“Loss” or “Losses” means any and all losses, liabilities, including charges, costs, damages, fines, penalties, interest and all legal and other reasonable and documented professional fees and expenses, including, in each case, all related Taxes;

“Material Contract” any contract involving revenue or expenditure in excess of fifty thousand US Dollars (US$50,000);

“MENA” means Middle East and North Africa;

“No Injunction Pre-Completion Condition” means the Pre-Completion Condition set out in paragraph 1 of Part 4 of Schedule 4 (Pre-Completion Conditions);

“Non-Regulatory Pre-Completion Conditions” means the Pre-Completion Condition set out in paragraphs 1 to 10 of Part 1 of Schedule 4 (Pre-Completion Conditions);

“Notice” has the meaning given in Clause 25.1 (Notices);

“Order” means any order, injunction, judgement, writ, assessment (other than a Tax assessment in the ordinary course of business), award, determination or decree of any Government Authority or arbitrator or administrative guidance having the effect of the foregoing;

“Organizational Documents” means, with respect to any person that is not a natural person, such person’s memorandum and articles of association, certificate of incorporation, articles or statement of incorporation or formation, bylaws, operating agreement, limited liability company agreement, partnership agreement, limited partnership agreement, limited liability partnership agreement, joint stock company agreement or other constituent or organizational documents of such person;

“Parent Undertaking” means an Undertaking which, in relation to another Undertaking, a “Subsidiary Undertaking”:

(a)	holds a majority of the voting rights in the Undertaking; or

(b)	is a member of the Undertaking and has the right to appoint or remove a majority of its board of directors (or analogous body, including a management board and supervisory council); or

(c)	has the right to exercise a dominant influence over the Undertaking, by virtue of provisions contained in its constitutional documents or elsewhere; or

(d)	is a member of the Undertaking and controls alone, pursuant to an agreement with the other shareholders or members, a majority of the voting rights in the Undertaking,

and an Undertaking shall be treated as the Parent Undertaking of any Undertaking in relation to which any of its Subsidiary Undertakings is, or is to be treated as, Parent Undertaking, and “Subsidiary Undertaking” shall be construed accordingly;

“Party” means a party to this Agreement, and “Parties” shall mean the parties to this Agreement;

“Pension Benefits” means any pension, lump sum or other benefit payable on, in anticipation of, or following retirement, death, reaching a particular age, illness or disability, or in similar circumstances;

“Portal” has the meaning given in Clause 6.3 (Pre-Completion Arrangements);

“Potential Opportunity” means the amount determined in accordance with paragraph 1.4 (Earn Out 1 – Facebook / Google Contract) of Schedule 6 (Earn Outs);

“Pre-Completion Conditions” has the meaning given in Clause 4.1 (Pre-Completion Conditions);

“Pre-Completion IPO Sale Shares” has the meaning given in Clause 13.2;

“Put Option Trigger Event” has the meaning given in paragraph 1.1 of Schedule 7 (A15 Put Option);

“Qualifying IPO” means an initial public offering of ordinary shares in the share capital of Aleph Cayman on a Recognized Investment Exchange, provided that the Qualifying IPO Multiple is greater than 8.5;

“Qualifying IPO Multiple” has the meaning given in Schedule 7 (A15 Put Option);

“Recognized Investment Exchange” means an investment exchange that is recognized under the Financial Services and Markets Act 2000;

“Regulatory Pre-Completion Conditions” means the Pre-Completion Conditions set out in paragraphs 1 to 2 of Part 2 (Regulatory Pre-Completion Conditions) of Schedule 4 (Pre-Completion Conditions);

“Released Amount” has the meaning given in Clause 3.4 (Deferred Consideration);

“Relevant Party’s Group” means:

(a)	in respect of A15, any other member of the A15 Group;

(b)	in respect of Httpool, any other member of the Httpool Group; and

(c)	in respect of Aleph Cayman or IMS, any other member of the IMS Group;

“Relevant Territory” means Egypt, Morocco, Tunisia, Algeria, Lebanon, Jordan, UAE, Saudi Arabia, Kuwait, Qatar, Bahrain, Oman, Pakistan, Turkey and Italy;

“Relief” includes any loss, relief, allowance, credit, exemption or set off for Tax or any deduction in computing income, profits or gains for the purposes of Tax and any right to a repayment of Tax or to a payment in respect of Tax;

“Restatement Date” means 29 September 2021;

“Restricted Transaction” means each and any of the following:

(a)	any investment in the Connect Ads Group;

(b)	the disposal (whether by way of sale, offer, transfer or otherwise) of all or any part of, or any interest in, the issued share capital of Connect Ads or any other member of the Connect Ads Group;

(c)	the disposal (whether by way of sale, offer, transfer or otherwise) of all, or any part of, the business, assets or undertaking of the Connect Ads Group; or

(d)	any other disposal, merger, business combination or similar transaction involving Connect Ads or any member of the Connect Ads Group;

“Rules” has the meaning given in Clause 33.3 (Governing Law and Submission to Jurisdiction);

“Sale Shares” means shares in the share capital of Connect Ads together representing fifty-one per cent. (51%) of the entire issued share capital of Connect Ads on a Fully-Diluted Basis at Completion;

“Sale Shares Consideration” has the meaning given in Clause 3.1(a) (Sale Shares Consideration);

“Saudi Competition Filing” means the regulatory filing referred to in paragraph 1 of Part 2 (Regulatory Pre-Completion Conditions) of Schedule 4 (Pre-Completion Conditions);

“Saudi Competition Law” means Royal Decree no. M/75 dated 29/06/1440H (corresponding to 06/03/2019G) and the Implementing Regulations which entered into force on 25/01/1441H (corresponding to 24/09/2019G);

“Second Long Stop Date” means the date falling one hundred and thirty (130) days after the Restatement Date, or such other date as Parties agree in writing;

“Service Request” has the meaning given in Clause 6.3 (Pre-Completion Arrangements);

“Signature Date” means the July 5, 2021;

“Sony” means Sony Pictures Television Advertising Sales Company, a corporation organized and existing under the laws of Delaware, whose offices are at 10202 West Washington Blvd, Culver City, California, 90232;

“Specified Customers and Agencies” means each of the Connect Ads Italy customers and/or umbrella agencies listed in Schedule 19 (Specified Customers and Agencies);

“Swap Shares” means shares in the share capital of Connect Ads, together representing thirty-five per cent. (35%) of the entire issued share capital of Connect Ads on a Fully-Diluted Basis at Completion;

“Swap Shares Consideration” has the meaning given in Clause 3.2 (Swap Shares Consideration);

“Tax” or “Taxation” means and includes all forms of taxation and statutory and governmental, state, provincial, local governmental or municipal charges, duties, contributions and levies, withholdings and deductions, in each case wherever and whenever imposed and all related penalties, charges, costs and interest;

“Taxation Authority” means any Governmental Authority or other authority competent to impose, administer, levy, assess or collect Tax whether in the Cayman Islands, the Netherlands, the UAE, the United Kingdom, the United States, or elsewhere where any Connect Ads Group Company or IMS Group Company transacts business;

“Tax Returns” means any report, return, declaration, certificate, statement, or other document required to be supplied to a Governmental Authority in connection with Taxes;

“Third Long Stop Date” means the date falling fifteen (15) UAE Business Days after the date on which all Non-Regulatory Pre-Completion Conditions and Regulatory Pre-Completion Conditions have been satisfied or waived, or such other date as Parties agree in writing;

“Third Party Claim” has the meaning given in paragraph 10 (Conduct of Claims) of Schedule 11 (A15 Limitations of Liability);

“Third Party” means any person other than a member of the Aleph Group or the IMS Group or any of their respective Agents;

“Third Party Negotiations” means any discussions or negotiations relating to or otherwise concerning a Restricted Transaction, between a Third Party and any of A15, Connect Ads or another member of the Connect Ads Group (or any of their respective Agents);

“Transaction Documents” means this Agreement, the A15 Disclosure Letter, the A15 Supplemental Disclosure Letter, the IMS Disclosure Letter, the IMS Supplemental Disclosure Letter, the Escrow Agreement and any other document or instrument entered into or to be entered into pursuant to this Agreement;

“Transactions” means individually and collectively the (a) sale and purchase of the Sale Shares; and (b) the sale and purchase of the Swap Shares;

“Turkish Competition Filing” means the regulatory filing referred to in paragraph 2 of Part 2 (Regulatory Pre-Completion Conditions) of Schedule 4 (Pre-Completion Conditions);

“Turkish Merger Approval Communiqué” means Communiqué No. 2010/4 on Mergers and Acquisitions Subject to the Approval of the Competition Board issued by the Turkish Competition Board;

“Twitter Agreements” means the agreements between the relevant Connect Ads Group Companies and Twitter in Egypt, Saudi Arabia, Turkey and the UAE;

“Twitter Condition” means the Pre-Completion Condition referred to in paragraph 8 of Part 1 (Non-Regulatory Pre-Completion Conditions) of Schedule 4 (Pre-Completion Conditions);

“UAE” mean the United Arab Emirates;

“UAE Business Day” means a day (other than a Friday or Saturday or a public holiday) when commercial banks are open for ordinary banking business in Dubai (UAE);

“Undertaking” means a body corporate or partnership or an unincorporated association carrying on trade or business;

“UniCredit Consent and Waiver” means the written waiver and consent from UniCredit Bank Slovenia pursuant to which UniCredit Bank Slovenia irrevocably: (a) consents to the Transaction; and (b) waives its rights to terminate the UniCredit Framework Loan Agreement;

“UniCredit Framework Loan Agreement” means the framework loan agreement between Httpool Internet Marketing d.o.o. (Slovenia) and UniCredit Bank Slovenia, dated May 29, 2015;

“US Dollars” or “US$” means the lawful currency of the United States of America, being the United States Dollar; and

“US GAAP” means United States Generally Accepted Accounting Standards.

1.2	The expression “in the agreed terms” means in the form agreed by the Parties and initialed for the purposes of identification by or on behalf of the Parties.

1.3	Any reference to “writing” or “written” means any method of reproducing words in a legible and non-transitory form.

1.4	References to “include” or “including” are to be construed without limitation.

1.5	References to a “company” include any company, corporation or other body corporate wherever and however incorporated or established.

1.6	References to a “person” include any individual, company, partnership, joint venture, firm, association, trust, governmental or regulatory authority or other body or entity (whether or not having separate legal personality).

1.7	The table of contents and headings are inserted for convenience only and do not affect the construction of this Agreement.

1.8	Unless the context otherwise requires, words in the singular include the plural and vice versa and a reference to any gender includes all other genders.

1.9	References to Clauses, paragraphs and Schedules are to clauses and paragraphs of, and schedules to, this Agreement. The Schedules form an integral part of this Agreement.

1.10	References to any statute or statutory provision include a reference to that statute or statutory provision as amended, consolidated or replaced from time to time (whether before or after the Signature Date) and include any subordinate legislation made under the relevant statute or statutory provision except to the extent that any amendment, consolidation or replacement arising after the Signature Date would create or increase a liability of any Party.

1.11	References to any English legal term for any action, remedy, method of financial proceedings, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.12	References to “substantiated” in the context of a Claim means a Claim for which A15, Aleph Cayman or IMS (as applicable) may be liable and which is admitted or proved before an arbitral tribunal constituted pursuant to Clause 33 (Governing Law and Submission to Jurisdiction).

1.13	Any reference to currency in this Agreement shall be to US$, and all payments required in accordance with this Agreement shall be made in US$. For the purposes of applying a reference to a monetary sum expressed in US$, an amount in a different currency shall be converted into US$ on a particular date at an exchange rate equal to the mid-point closing rate for that currency into US$ on that date as quoted in the London edition of the Financial Times first next published (or, if no such rate is quoted in the Financial Times, the mid-point closing rate quoted by HSBC Bank PLC in London). In relation to a Claim, the date of such conversion shall be the date of receipt of notice of that Claim in accordance with Schedule 11 (A15 Limitations of Liability) or Schedule 15 (IMS and Aleph Cayman Limitations of Liability) (as applicable).

1.14	This Agreement shall be binding on and be for the benefit of the successors of the Parties.

2.	Sale and Purchase of the Sale Shares and the Swap Shares

2.1	A15 shall sell, and Httpool shall purchase, the Sale Shares, with all rights attaching to them at Completion (including, without limitation, and subject to Clause 3.3, the right to receive all dividends and distributions declared, made or paid on or after Completion), and A15 shall transfer legal and beneficial title to the Sale Shares to Httpool free from all Encumbrances, on the terms of this Agreement.

2.2	A15 shall sell, and Aleph Cayman shall purchase, the Swap Shares, with all rights attaching to them at Completion (including, without limitation, and subject to Clause 3.3, the right to receive all dividends and distributions declared, made or paid on or after Completion), and A15 shall transfer legal and beneficial title to the Swap Shares to Aleph Cayman free from all Encumbrances, on the terms of this Agreement.

2.3	A15 hereby waives and shall procure the waiver of any restrictions on transfer (including all pre-emption rights) which may exist in relation to the Sale Shares and the Swap Shares.

2.4	None of A15, Httpool nor Aleph Cayman shall be obliged to complete the sale and purchase of the Sale Shares and/or the Swap Shares unless the sale and purchase of all of the Sale Shares and the Swap Shares is completed simultaneously.

3.	Consideration for the Sale Shares and the Swap Shares

3.1	Sale Shares Consideration

(a)	The aggregate consideration for the sale and purchase of the Sale Shares (the “Sale Shares Consideration”) shall be the payment by Httpool to A15 of an amount, in US$, equal to:

(i)	the Cash Consideration; plus

(ii)	Earn Out Amount 1, if applicable; plus

(iii)	Earn Out Amount 2, if applicable; plus

(iv)	any Deferred Consideration, if applicable,

in each case, in accordance with the provisions of this Agreement.

(b)	The Parties acknowledge that Httpool has transferred Escrow Amount 3 to the Cash Consideration Escrow Account.

(c)	Httpool shall procure that, not later than one (1) Business Day prior to Completion:

(i)	the Cash Consideration less Escrow Amount 3 is transferred to the Cash Consideration Escrow Account;

(ii)	Escrow Amount 1 is transferred to Escrow Account 1; and

(iii)	Escrow Amount 2 is transferred to Escrow Account 2,

in each case, by telegraphic transfer in immediately available cleared funds.

(d)	The Parties shall procure that the Cash Consideration shall be unconditionally released from the Cash Consideration Escrow Account to A15 upon the receipt by the Escrow Agent of evidence of transfer of the Sale Shares in the name of Httpool in accordance with the provisions of the Escrow Agreement.

(e)	Earn Out Amount 1 and Earn Out Amount 2 shall be calculated, and Escrow Amount 1 and Escrow Amount 2 shall be released, in accordance with Schedule 6 (Earn Outs).

3.2	Swap Shares Consideration

(a)	The consideration for the sale and purchase of the Swap Shares (the “Swap Shares Consideration”) shall be the allotment and issuance by Aleph Cayman to A15 of the Consideration Shares in accordance with the provisions of this Agreement.

(b)	The Consideration Shares shall be allotted and issued free from all Encumbrances, shall be credited as fully paid, non-assessable, ordinary shares which shall rank pari passu in respects with, and carry all of the rights and preferences of, ordinary shares issued and outstanding in the share capital of Aleph Cayman, including the right to receive all dividends, distributions, or returns of capital declared, made or paid by Aleph Cayman on or after the date on which such shares are allotted and issued.

(c)	Each of Aleph and Aleph Cayman hereby irrevocably and unconditionally waives and shall procure the waiver of any and all restrictions (including pre-emption rights) which may exist in relation to the allotment and issuance of the Consideration Shares.

(d)	The Parties acknowledge and agree that, at Completion and contemporaneously with the allotment and issuance of the Consideration Shares, Aleph Cayman shall allot and issue to CVC such number of ordinary shares in the share capital of Aleph Cayman, at nominal value, as is necessary to ensure that CVC’s shareholding in Aleph Cayman is not diluted as a result of the allotment and issuance of the Consideration Shares, such that following Completion:

(i)	CVC shall be the legal and beneficial owner of 23.5% of the entire issued share capital of Aleph Cayman;

(ii)	A15 shall be the legal and beneficial owner of the Consideration Shares Percentage of the entire issued share capital of Aleph Cayman; and

(iii)	each of Aleph, Akuma and Sony shall have been diluted accordingly;

(e)	If, at any time after the date of this Agreement and prior to Completion:

(i)	Aleph Cayman allots and issues any new ordinary shares to (a) Imran Khan in accordance with paragraph (e) of the definition of IMS Permitted Actions; and/or (b) to any commercial partner or prospective commercial partner in each case, in accordance with paragraph (h) of the definition of IMS Permitted Actions; and/or (c) to CVC to ensure that CVC’s shareholding in Aleph Cayman is not diluted as a result of the allotment and issuance of shares pursuant to the circumstances set out in (a) or (b) of this clause, and

(ii)	as a result of the allotment and issuance of such shares each of the existing shareholders of Aleph Cayman (excluding CVC) is diluted on a pro rata basis, then the Consideration Shares Percentage shall be reduced by the same percentage that each existing shareholder in Aleph Cayman (other than CVC) has been diluted.

3.3	Connect Ads Permitted Dividends

(a)	Aleph Cayman and Httpool shall procure that any amount of the Connect Ads Permitted Dividends which has not been paid in full prior to Completion, is paid by Connect Ads to A15 as soon as reasonably practicable following Completion from any Excess Cash that Connect Ads holds from time to time. In order to facilitate such payment, the Parties shall use reasonable endeavors to maximize the cash available in Connect Ads (including by procuring that each Connect Ads’ Subsidiary Undertaking distributes any free cash to Connect Ads) and shall procure that Connect Ads makes periodic instalments in respect of such amounts until all of the Connect Ads Permitted Dividends have been paid in full.

(b)	With effect from Completion, Aleph Cayman and Httpool shall procure that:

(i)	Connect Ads shall not, at any time, cancel the Connect Ads Permitted Dividends; and

(ii)	unless and until Connect Ads has paid to A15, in full, all amounts outstanding pursuant to the Connect Ads Permitted Dividends:

(A)	Connect Ads shall not declare any further dividend and/or other distribution; and/or

(B)	no member of the Connect Ads Group shall repay any amounts due under any existing facility or loan agreement any member of the Connect Ads Group has with any member of the Aleph Group or the IMS Group and/or extend any loan or grant any facility from any member of the Connect Ads Group to any member of the Aleph Group and/or the IMS Group.

(c)	A15 shall procure that at Completion the total cash held by Connect Ads is not less than US$2,200,000.

3.4	Deferred Consideration

Pursuant to the terms of the CVC SPA, a sum of US$20,000,000 (twenty million US dollars) is held in an escrow account (“CVC Escrow Amount”). Following release of part or all of the CVC Escrow Amount pursuant to clause 2.11 of the CVC SPA to Aleph, Akuma and Sony (the “Released Amount”), Httpool shall pay to A15 an amount, in US$, equal to the Released Amount multiplied by the Consideration Shares Percentage (“Deferred Consideration”) within 7 Business Days of the release by the escrow agent of the Released Amount. For the avoidance of doubt, if the Released Amount is $0, the Deferred Consideration shall be $0.

4.	Pre-Completion Conditions

4.1	The obligations of the Parties to complete the sale and purchase of the Sale Shares and the Swap Shares, are conditional upon satisfaction (or waiver, in accordance with this Agreement) of the conditions set out in Schedule 4 (Pre-Completion Conditions) (“Pre-Completion Conditions”).

4.2	A15 shall use its reasonable endeavors to procure the fulfilment of the Non-Regulatory Pre-Completion Conditions set out in paragraphs 1, 2 and 8 of Part 1 of Schedule 4 (Pre-Completion Conditions), as soon as reasonably practicable, and in any event before the First Long Stop Date.

4.3	Aleph Cayman and Httpool shall use their reasonable endeavors to procure the fulfilment of the Non-Regulatory Pre-Completion Conditions set out in paragraphs 3, 4, 5, 6, 7, 9 and 10 of Part 1 of Schedule 4 (Pre-Completion Conditions), as soon as reasonably practicable, and in any event before the First Long Stop Date.

4.4	A15 shall use its reasonable endeavors to procure the fulfilment of the Regulatory Pre-Completion Condition set out in paragraph 1 of Part 2 of Schedule 4 (Pre-Completion Conditions), as soon as reasonably practicable, and in any event before the Second Long Stop Date.

4.5	Aleph Cayman and Httpool shall use their reasonable endeavors to procure the fulfilment of the Regulatory Pre-Completion Conditions set out in paragraphs 1 and 2 of Part 2 of Schedule 4 (Pre-Completion Conditions), as soon as reasonably practicable, and in any event before the Second Long Stop Date.

4.6	A15, Aleph Cayman and Httpool shall each use their reasonable endeavors to procure the fulfilment of the DMCCA Pre-Completion Condition, as soon as reasonably practicable following the fulfilment of the Non-Regulatory Pre-Completion Conditions and Regulatory Pre-Completion Conditions, and in any event before the Third Long Stop Date.

4.7	Aleph Cayman and Httpool (acting jointly) may waive in whole or in part all or any of the Non-Regulatory Pre-Completion Conditions set out in paragraphs 1, 2 and 8 of Part 1 of Schedule 4 (Pre-Completion Conditions). The Parties (acting jointly) may waive in whole or in part all or any of the Regulatory Pre-Completion Conditions and the No Injunction Pre-Completion Condition.

4.8	The Parties agree that:

(a)	the Saudi Competition Filing shall be jointly prepared by Aleph Cayman and Httpool on the one hand and A15 on the other; and

(b)	the Turkish Competition Filing and the Egyptian Competition Filing shall be prepared by Aleph Cayman and Httpool.

4.9	The Parties agree that:

(a)	Aleph Cayman, Httpool and A15 shall jointly submit the Saudi Competition Filing to the Saudi General Authority for Competition as soon as reasonably practicable following Signature Date, and in any event on or prior to the date falling 5 Business Days after the Restatement Date; to the extent that fully notarised and attested documentation is required and cannot be obtained by such deadline, it shall follow as soon as reasonably practicable thereafter and the Parties acknowledge and agree that any delays in obtaining notarised and attested documentation shall not delay the submission of the filing;

(b)	Aleph Cayman and Httpool shall submit all other notifications, filings or submissions to the applicable Governmental Authority (including the Turkish Competition Filing) as soon as reasonably practicable following Signature Date, and in any event on or prior to the date falling 5 Business Days after the Restatement Date; to the extent that fully notarised and attested documentation is required and cannot be obtained by such deadline, it shall follow as soon as reasonably practicable thereafter and the Parties acknowledge and agree that any delays in obtaining notarised and attested documentation shall not delay the submission of the filing; and

(c)	all requests and enquiries from any Governmental Authority in respect of the Transactions shall be dealt with, in each case, by the Parties in consultation with each other and the Parties shall co-operate with each other and any Governmental Authority, to the extent necessary and on a confidential basis, and provide all necessary information and assistance reasonably required by the other or by any Governmental Authority as soon as reasonably practical upon being requested to do so.

4.10	Each of Aleph Cayman and Httpool shall:

(a)	allow A15 the opportunity to participate in any call or meeting with any Governmental Authority in connection with the Transactions (save to the extent that the Governmental Authority expressly requests that A15 should not participate in such call or meeting), promptly inform A15 of the content of any such call or meeting or other communication which takes place between Aleph Cayman and/or Httpool (or their respective Agents) and any Governmental Authority in which A15 did not participate and provide copies or, in the case of non-written communications, a written summary, to A15;

(b)	procure that A15 is given a reasonable opportunity to review, comment on and approve drafts of all notifications, filings and submissions in connection with the Transactions before they are submitted to any Governmental Authority and provide A15 with final copies of all such notifications, filings and submissions (it being acknowledged that certain such drafts and/or documents may be shared on a confidential basis only with outside counsel) and take account of any reasonable comments; and

(c)	notify A15 of any material communication (whether oral or written) from any Governmental Authority in connection with the Transactions and provide copies of any and all such communications received from any Governmental Authority.

4.11	A15 shall:

(a)	allow Aleph Cayman and/or Httpool the opportunity to participate in any call or meeting with any Governmental Authority in connection with the Transactions (save to the extent that the Governmental Authority expressly requests that Aleph Cayman and/or Httpool should not participate in such call or meeting), promptly inform Aleph Cayman and/or Httpool of the content of any such call or meeting or other communication which takes place between A15 and/or Connect Ads Group (or their respective Agents) and any Governmental Authority in which Aleph Cayman and/or Httpool did not participate and provide copies or, in the case of non-written communications, a written summary, to Aleph Cayman and/or Httpool;

(b)	procure that Aleph Cayman and/or Httpool is given a reasonable opportunity to review, comment on and approve drafts of all notifications, filings and submissions in connection with the Transactions before they are submitted to any Governmental Authority and provide Aleph Cayman and/or Httpool with final copies of all such notifications, filings and submissions (it being acknowledged that certain such drafts and/or documents may be shared on a confidential basis only with outside counsel) and take account of any reasonable comments; and

(c)	notify Aleph Cayman and/or Httpool of any material communication (whether oral or written) from any Governmental Authority in connection with the Transactions and provide copies of any and all such communications received from any Governmental Authority.

4.12	Each of Aleph Cayman and Httpool shall not, without the prior written consent of A15, withdraw any notification, filing or submission made to any Governmental Authority.

4.13	A15 shall not, without the prior written consent of Aleph Cayman and Httpool, withdraw the Saudi Competition Filing.

4.14	Each Party undertakes to notify the other Parties in writing of anything which will or may prevent:

(a)	any of the Non-Regulatory Pre-Completion Conditions (other than the Twitter Condition) from being satisfied on or before the First Long Stop Date;

(b)	any of the Regulatory Pre-Completion Conditions from being satisfied on or before the Second Long Stop Date; and/or

(c)	the DMCCA Pre-Completion Condition and/or the Twitter Condition from being satisfied on or before the Third Long Stop Date,

in each case, as soon as reasonably practicable after it comes to its attention.

4.15	Each Party undertakes to notify the other Parties as soon as reasonably practicable on becoming aware that any of the Pre-Completion Conditions has been satisfied and in any event within five (5) Business Days of such satisfaction.

4.16       If:

(a)	any of the Non-Regulatory Pre-Completion Conditions (other than the Twitter Condition) is not fulfilled or waived on or before the First Long Stop Date;

(b)	any of the Regulatory Pre-Completion Conditions is not fulfilled or waived on or before the Second Long Stop Date;

(c)	the DMCCA Pre-Completion Condition is not fulfilled or waived on or before the Third Long Stop Date; and/or

(d)	the No Injunction Pre-Completion Condition or the Twitter Condition is not fulfilled or waived on the date the DMCCA Pre-Completion Condition is fulfilled or waived or, having been so fulfilled, does not continue to be up to Completion (unless waived), then any Party may, by written notice to the other Parties, terminate this Agreement with immediate effect, subject to, and on the basis set out in, Clause 16 (Termination).

5.	Pre-Completion Conduct of Business

5.1	A15 shall and shall procure that from the Signature Date until Completion, each Connect Ads Group Company will conduct its business in the ordinary course of the business of such Connect Ads Group Company and, without the prior written approval of Httpool, no Connect Ads Group Company will do or agree to do anything which is outside the ordinary course of the business of such Connect Ads Group Company, including:

(a)	disposing of or granting any option in respect of any material part of its assets;

(b)	acquiring or disposing of any fixed asset having a book value in excess of fifty thousand US Dollars (US$50,000);

(c)	making any material change in the nature or organization of its business;

(d)	discontinuing or ceasing to operate all or a material part of its business;

(e)	borrowing money or incurring any financial indebtedness;

(f)	granting any loan, advance or capital contribution to any other person that is in excess of five million US Dollars (US$5,000,000), other than to an existing Connect Ads Group Company (including, for the avoidance of doubt, any newly incorporated, or newly acquired wholly-owned subsidiary of any Connect Ads Group Company);

(g)	reducing its share capital or purchasing or redeeming its own shares;

(h)	acquiring any share or other interest in any person or other venture or acquiring any business carried on by any person;

(i)	creating any Encumbrance or giving any guarantees (other than guarantees in the ordinary course of business to support obligations of any Connect Ads Group Company under a customer contract) or indemnities;

(j)	declaring, making or paying any dividend or other distribution by Connect Ads (and not for the avoidance of doubt any Connect Ads Group Company which shall be permitted), save for any Connect Ads Permitted Dividend;

(k)	creating, allotting or issuing any shares, loan capital or other securities other than in connection with the Transactions;

(l)	creating, issuing, redeeming or granting any option or right to subscribe in respect of any share or loan capital or other securities;

(m)	amending its articles of association, by-laws or equivalent constitutional documents, adopting further articles of association, by-laws or equivalent constitutional documents or passing resolutions which are inconsistent with them (save, for the avoidance of doubt, the adoption of initial articles of association, by-laws or equivalent constitutional documents by any newly incorporated, or newly acquired, wholly-owned subsidiary of any Connect Ads Group Company);

(n)	making any change to the accounting procedures, policies, reference date or treatment by reference to which its accounts or other financial statements are prepared;

(o)	dismissing any Connect Ads Key Manager or directly or indirectly, inducing or attempting to induce any Connect Ads Key Manager to terminate his employment;

(p)	changing its residence for Tax purposes;

(q)	amending or terminating any insurance policies where the consequence of such amendment or cancellation will be materially detrimental to any Connect Ads Group Company;

(r)	filing for bankruptcy or insolvency or dissolving or liquidating any Connect Ads Group Company;

(s)	entering into, amending or modifying in any material respect or terminating any Material Contract or IP license, in each case other than in the ordinary course of business; or

(t)	granting or increasing any severance or similar payments to any employee, director or officer earning one million US Dollars (US$1,000.000) per annum or more in salary and/or bonuses other than in the ordinary course of business or as may be required by Law, existing contract or as Disclosed.

5.2	Aleph Cayman and IMS shall, and IMS shall procure that from the Signature Date until Completion and Aleph Cayman shall procure that from the Restatement Date until Completion, each IMS Group Company will conduct its business in the ordinary course of the business of such IMS Group Company and, without the prior written approval of A15, no IMS Group Company will do or agree to do anything which is outside the ordinary course of the business of such IMS Group Company, including:

(a)	disposing of or granting any option in respect of any material part of its assets where the IMS Disposal Multiple is less than 6.5, unless IMS pays to A15 the amount of compensation determined in accordance with Schedule 8 (A15 Anti-Embarrassment Protection);

(b)	acquiring or disposing of any fixed asset having a book value in excess of one million US Dollars (US$1,000,000);

(c)	save for the CVC Transaction, making any material change in the nature or organization of its business;

(d)	discontinuing or ceasing to operate all or a material part of its business;

(e)	borrowing money or incurring any financial indebtedness in excess of 2 x the IMS Group EBITDA from time to time;

(f)	granting any loan, advance to any other person that is in excess of two million US Dollars (US$2,000,000) other than to an existing IMS Group Company (including, for the avoidance of doubt, any newly incorporated, or newly acquired subsidiary of any IMS Group Company);

(g)	reducing its share capital or purchasing or redeeming its own shares;

(h)	acquiring any share or other interest in any person or other venture or acquiring any business carried on by any person for an amount where the IMS Acquisition Multiple is greater than eight (8), unless IMS pays to A15 the amount of compensation determined in accordance with Schedule 8 (A15 Anti-Embarrassment Protection);

(i)	creating any Encumbrance or giving any guarantees (other than guarantees in the ordinary course of business to support obligations of any IMS Group Company under a commercial contract or any third party bank facility agreement entered into in accordance with Clause 5.2(e) (Pre-Completion Conduct of Business)) or indemnities;

(j)	declaring, making or paying any dividend or other distribution by IMS (and not for the avoidance of doubt any IMS Group Company which shall be permitted), save for any IMS Permitted Dividends;

(k)	creating, allotting or issuing any shares, or other securities, other than in connection with the Transactions and any IMS Acquisition;

(l)	creating, issuing, redeeming or granting any option or right to subscribe in respect of any share capital or other securities;

(m)	amending its articles of association, by laws or equivalent constitutional documents, adopting further articles of association, by laws or equivalent constitutional documents or passing resolutions which are inconsistent with them (save, for the avoidance of doubt, the adoption of initial articles of association, by laws or equivalent constitutional documents by any newly incorporated, or newly acquired, subsidiary of any IMS Group Company) if such amendment would introduce a new class or sub class of shares and/or amend the rights attaching to any shares;

(n)	making any change to the accounting procedures, policies, reference date or treatment by reference to which its accounts or other financial statements are prepared other than the adoption of Rule ASC 606 and any other criteria adopted in connection with a Qualifying IPO provided that it does not have any adverse impact on A15;

(o)	dismissing any IMS Key Manager or directly or indirectly, inducing or attempting to induce any IMS Key Manager to terminate his employment;

(p)	changing its residence for Tax purposes where such change would affect A15;

(q)	amending or terminating any insurance policies where the consequence of such amendment or cancellation will be materially detrimental to any IMS Group Company;

(r)	filing for bankruptcy or insolvency or dissolving or liquidating any IMS Group Company;

(s)	granting or increasing any severance or similar payments to any employee, director or officer earning one million US Dollars (US$1,000,000) per annum or more in salary and/or bonuses other than in the ordinary course of business or as may be required by Law, existing contract or as Disclosed unless IMS pays to A15 the amount of compensation determined in accordance with Clause 5.2(h) (Pre-Completion Conduct of Business).

5.3	During the period between the Signature Date and Completion, each Connect Ads Group Company and IMS Group Company shall continue to maintain its books and records in accordance with past practice.

5.4	The obligations of the Parties in this Clause 5 (Pre-Completion Conduct of Business) shall not apply in respect of and shall not operate so as to restrict or prevent the following:

(a)	any action reasonably undertaken by any Connect Ads Group Company or any IMS Group Company in an emergency or disaster situation with the intention of minimizing any adverse effect thereof;

(b)	any action provided for in or required by this Agreement or any of the other Transaction Documents;

(c)	any matter to the extent required by applicable Laws;

(d)	any IMS Permitted Actions; or

(e)	any A15 Permitted Actions,

provided, however, that the Party taking any such action will notify the other Parties in writing of any such action as soon as reasonably practicable.

5.5	In the event A15 does not provide its prior written approval in respect of any grant or increase of any severance or similar payments to any employee, director or officer in accordance with Clause 5.2 (Pre-Completion Conduct of Business), Httpool shall, subject to Completion and within ten (10) Business Days of Completion, pay to A15 an amount in US$ determined as follows:

(a)       the aggregate amount of the proposed increase; and

(b)       multiplied by the Consideration Shares Percentage.

6.	Pre-Completion Arrangements

6.1	The Parties agree that any document to be provided pursuant to this Clause 6 (Pre-Completion Arrangements) shall, if it is issued outside of the UAE and required by a Governmental Authority in the UAE, be provided at the relevant time following its legalization and notarization by the UAE Embassy in the country of issuance, the Ministry of Foreign Affairs of the country of issuance, and the UAE Ministry of Foreign Affairs.

6.2	As soon as reasonably practicable following the Signature Date, and in any event no later than the date on which the final Regulatory Pre-Completion Condition is satisfied (or the final Non-Regulatory Pre-Completion Condition is satisfied, whichever is later), or such later date as may be agreed between A15, Httpool and Aleph Cayman in writing: (a) A15 shall obtain the original documents set out in Clause 6.3(a) (Pre-Completion Arrangements) and provide copies to Httpool and Aleph Cayman; (b) Httpool shall obtain and submit to A15 the original documents set out in Clause 6.3(b) (Pre-Completion Arrangements); and (c) Aleph Cayman shall obtain and submit to A15 the original documents set out in Clause 6.3(c) (Pre-Completion Arrangements).

6.3	Provided that the Parties have provided to Connect Ads the documents set out in Clause 6.1(a) (Pre-Completion Arrangements) through (c), as soon as reasonably practicable following, and in any event no longer than two (2) Business Days after, the satisfaction of the final Regulatory Pre-Completion Condition (or the final Non-Regulatory Pre-Completion Condition is satisfied, whichever is later), A15 shall: submit an online service request (the “Service Request”) on the DMCCA portal (the “Portal”) to upload documents required to obtain the DMCCA’s approval for the transfer and registration of the Sale Shares in the name of Httpool and the Swap Shares in the name of Aleph Cayman; top up Connect Ads’ account on the Portal by AED 4,515 or such other amount as may be required by the DMCCA (paid by Httpool); and upload copies of supporting documentation required by the DMCCA, including (but not limited to):

(a)       from A15:

(i)	a board resolution of A15, in the form acceptable to the DMCCA, approving: (A) the sale and transfer of the Sale Shares to Httpool and Swap Shares to Aleph Cayman; (B) the resignation of up to four members of the board of directors of Connect Ads as notified to A15 in advance of Completion; and (C) appointing up to four directors to the board of directors of Connect Ads as nominated in writing by Httpool; and (D) authorizing an individual to sign the relevant documents on behalf of A15 to undertake all steps and sign documents to effect such resolutions including without limitation signing the revised memorandum and articles of association of Connect Ads (which shall be legalized and notarized);

(ii)	the certificate of incumbency of A15 (which shall be legalized and notarized);

(iii)	the memorandum and articles of association of Connect Ads;

(iv)	an updated Ultimate Beneficial Owner Declaration;

(v)	the original share certificates in respect of the shares held by A15 in Connect Ads; and

(vi)	any and all other documents and forms required by the DMCCA or otherwise necessary in order to enable the DMCCA to register Httpool as the owner of the Sale Shares and Aleph Cayman as the owner of the Swap Shares in the company registry of the DMCCA.

(b)       from Httpool:

(i)	a board resolution of Httpool, in the form acceptable to the DMCCA, approving: (A) the purchase of the Sale Shares; (B) appointment of four (4) out of five (5) directors to the board of directors of Connect Ads; and (C) authorizing an individual to sign the relevant documents on behalf of Httpool to undertake all steps and sign documents to effect such resolutions including without limitation signing the revised memorandum and articles of association of Connect Ads (which shall be legalized and notarized);

(ii)	the memorandum of association of Httpool (which shall be legalized and notarized);

(iii)	the articles of association of Httpool (which shall be notarized);

(iv)	the certificate of good standing of Httpool (which shall be notarized);

(v)	an Ultimate Beneficial Owner Declaration; and

(vi)	any and all other documents and forms required by the DMCCA or otherwise necessary in order to enable the DMCCA to complete the Commercial Registration (including but, not limited to, any KYC requirements relating to the declaration of the ultimate beneficial owner of Httpool).

(c)       from Aleph Cayman:

(i)	a board resolution of Aleph Cayman, in the form acceptable to the DMCCA, approving: (A) the purchase of the Swap Shares; and (B) authorizing an individual to sign the relevant documents on behalf of Aleph Cayman to undertake all steps and sign documents to effect such resolutions including without limitation signing the revised memorandum and articles of association (as amended and restated) of Connect Ads (which shall be notarized);

(ii)	the certificate of incorporation, as amended, of Aleph Cayman (which shall be legalized and notarized);

(iii)	the memorandum and articles of association of Aleph Cayman (which shall be legalized and notarized);

(iv)	the certificate of incumbency of Aleph Cayman (which shall be legalized and notarized);

(v)	the certificate of good standing of Aleph Cayman (which shall be legalized and notarized);

(vi)	an Ultimate Beneficial Owner Declaration; and

(vii)	any and all other documents and forms required by the DMCCA or otherwise necessary in order to enable the DMCCA to complete the Commercial Registration (including but, not limited to, any KYC requirements relating to the declaration of the ultimate beneficial owner of Aleph Cayman).

6.4	Following the satisfaction of the requirements of Clause 6.3 (Pre-Completion Arrangements), the following steps shall be undertaken in chronological order:

(a)	review by the DMCCA of the documents submitted to the DMCCA pursuant to Clause 6.3 (Pre-Completion Arrangements);

(b)	the Parties shall obtain the approval of the DMCCA to the sale and purchase of the Sale Shares and Swap Shares in accordance with Part 3 of Schedule 4 (Pre-Completion Conditions); and

(c)	the Parties shall submit to the DMCC following a request from the DMCCA:

(i)	originals of the documents listed in Clause 6.3 (Pre-Completion Arrangements); and

(ii)	sign:

(A)	the share transfer form (in the standard format issued by the DMCCA) and the amendment to the memorandum of and articles of association of Connect Ads to effect the transfer of the Sale Shares from A15 to Httpool; and

(B)	the share transfer form (in the standard format issued by the DMCCA) and the amendment to the memorandum of and articles of association of Connect Ads to effect the transfer of the Swap Shares from A15 to Aleph Cayman.

The representatives of each of A15, Httpool and Aleph Cayman shall attend the DMCCA to effect actions applicable to them specified in: (1) paragraph 2 of Part 1 of Schedule 5 (Completion Arrangements); (2) paragraph 2 of Part 2 of Schedule 5 (Completion Arrangements); and (3) paragraph 1 of Part 3 of Schedule 5 (Completion Arrangements).

6.5	Subject to applicable Law, A15 and Connect Ads shall, from the date on which the Service Request is submitted to the DMCCA in accordance with Clause 6.3 (Pre-Completion Arrangements) until the occurrence of Completion (or, if earlier, the Third Long Stop Date (in case the DMCCA Pre-Completion Condition is not fulfilled or waived on or before the Third Long Stop Date)):

(a)	inform Aleph Cayman and Httpool of any material update received from the DMCCA with respect to the Sale Share or Swap Share transfer process and respond to any reasonable request for information with respect to the status of the same that is received from Aleph Cayman or Httpool; and

(b)	to the extent within its lawful control and possession, use all reasonable endeavors to provide to the DMCCA in the manner requested any document or information that is requested by the DMCCA in relation to the Sale Share and Swap Share transfer process.

6.6	Aleph Cayman and IMS shall, prior to Completion, use reasonable endeavors to obtain the Citi Consent and Waiver and the UniCredit Consent and Waiver.

6.7	A15 shall, prior to Completion, use reasonable endeavors to procure that, to the extent required by applicable law Connect Ads Italy enters into a data processing agreement with each of the Specified Customers and Agencies.

7.	Completion

7.1	Completion shall take place at 10.00 a.m. on the Completion Date at the offices of Connect Ads at 306-307 Mazaya Business Avenue, BB2, Jumeirah Lakes Towers, Dubai, UAE or at such other time, date and/or place as is agreed in writing by Aleph Cayman and A15.

7.2	At or prior to Completion, the Parties shall undertake their respective obligations in Schedule 5 (Completion Arrangements).

7.3	If there is a material breach of Clauses 6 (Pre-Completion Arrangements) and 7.2 (Completion) and Schedule 5 (Completion Arrangements), by a Party (the “Defaulting Party”) at Completion, then A15 (if either Httpool or Aleph Cayman is the Defaulting Party) or Httpool and Aleph Cayman (acting jointly) (if A15 is the Defaulting Party) may:

(a)	defer Completion for a period of up to ten (10) Business Days (with the provisions of this Clause 7 (Completion) applying to Completion as so deferred);

(b)	require the Parties to proceed to Completion as far as practicable (without limiting its rights and remedies under this Agreement), having regard to the defaults which have occurred; or

(c)	terminate this Agreement with immediate effect by delivering written notice to the other Parties, subject to, and on the basis set out in, Clause 16 (Termination).

7.4	Immediately following Completion, A15 shall offer all assistance as Httpool and Aleph Cayman may reasonably request so that Connect Ads can secure from the DMCCA the issuance of the following:

(a)	the E-Share Certificate showing Httpool as the owner of the Sale Shares to Httpool;

(b)	the E-Share Certificate showing Aleph Cayman as the owner of the Swap Shares to Aleph Cayman; and

(c)	restated articles of association of Connect Ads reflecting each of Httpool, Aleph Cayman and A15 as shareholders in Connect Ads.

7.5	As soon as practicable following Completion, A15, Httpool and Aleph Cayman shall procure that Connect Ads requests from the DMCCA that the following are issued to Httpool:

(a)	a copy of Connect Ads’ revised memorandum and articles of association; and

(b)	copy of the trade license and copy of certificate of registration of Connect Ads (updated, where applicable, to reflect the transfer of the Sale Shares to Httpool and the Swap Shares to Aleph Cayman).

7.6	Immediately following Completion, A15 shall provide to Httpool details of the username and password required for Connect Ads to access the Portal.

8.	Post Completion Obligations

8.1	Aleph Cayman and Httpool shall, within thirty (30) days of Completion, submit to the Egyptian Competition Authority on behalf of themselves, A15 and each relevant member of the Connect Ads Group, a merger filing notification pursuant to the Egyptian Competition Law, together with all necessary supporting documents (the “Egyptian Competition Filing”). A15 and Connect Ads shall use its best endeavors to provide all assistance reasonably requested by Aleph Cayman in connection with such filing.

8.2	The Parties acknowledge and agree that the Egyptian Competition Law may be amended or replaced to require a mandatory pre-Completion filing, which may apply to any of the Transactions. In such circumstances each Party shall cooperate with each other (where necessary) and provide all reasonable assistance to satisfy any mandatory pre-Completion filing requirements of the Egyptian Competition Authority, to the extent: (a) the Egyptian Competition Law is amended or replaced in such manner that requires a pre-Completion filing and such changes have come into effect prior to the Completion Date; and (b) any of the Transactions meet the relevant filing threshold and/or requirements for a pre-Completion filing to be necessary.

8.3	A15 and Connect Ads shall, following Completion, and subject to applicable law, provide reasonable assistance to Aleph Cayman and Httpool (including by the exercise of any voting rights within their control or direction) in relation to:

(a)	the amendment of the Articles of Association of Connect Ads Egypt to reflect:

(i)	Amendment of Article (55) to eliminate the distribution of dividends to its board members; and

(ii)	Amendment of Article (26) to determine the minimum number for the convening of board meetings to be one (1) for each financial year; and

(b)	the appointment and removal of the managers and directors in each of Connect Ads Group Company as nominated by Aleph Cayman and/or Httpool and granting them the authority powers as determined by Aleph Cayman and/or Httpool.

9.	A15 Warranties and Connect Ads Warranties

9.1	Connect Ads warrants to:

(a)	Aleph Cayman, IMS and Httpool that each of the Connect Ads Warranties is (or in the case of Aleph Cayman, was) true and accurate as at the Signature Date (by reference to the facts and circumstances existing at the Signature Date); and

(b)	Aleph Cayman and Httpool that each of the Connect Ads Warranties is true at Completion (by reference to the facts and circumstances existing at Completion).

9.2	Each of the Connect Ads Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Connect Ads Warranty.

9.3	A15 warrants to:

(a)	Aleph Cayman, IMS and Httpool that each of the A15 Warranties is (or in the case of Aleph Cayman, was) true and accurate as at the Signature Date (by reference to the facts and circumstances existing at the Signature Date); and

(b)	Aleph Cayman and Httpool that each of the A15 Warranties is true at Completion (by reference to the facts and circumstances existing at Completion).

9.4	Each of the A15 Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other A15 Warranty.

9.5	The disclosures made by A15 to IMS and Httppol in the A15 Disclosure Letter shall be deemed to have also been made by A15 to Aleph Cayman.

9.6	A15 may, not later than five (5) Business Days prior to the Completion Date, deliver to Aleph Cayman and Httpool the A15 Supplemental Disclosure Letter containing specific disclosures against the A15 Warranties in relation to any matters or circumstances that have arisen after the Signature Date.

9.7	Aleph Cayman and/or Httpool may terminate this Agreement with immediate effect by delivering a written notice to the other Parties, subject to, and on the basis set out in, Clause 16 (Termination), if:

(a)	any matter (or matters) described in the A15 Supplemental Disclosure Letter (or which Aleph Cayman and/or Httpool otherwise become aware of at any time prior to Completion) would constitute a breach of any of the A15 Fundamental Warranties at or following Completion if Completion was to occur; or

(b)	any matter (or matters) described in the A15 Supplemental Disclosure Letter (or which Aleph Cayman and/or Httpool otherwise become aware of at any time prior to Completion) is (are) reasonably likely to result in Aleph Cayman or Httpool suffering a loss in excess five million dollars US Dollars (US$5,000,000), in aggregate, at or following Completion, if Completion was to occur.

9.8	If the matters disclosed in the A15 Supplemental Disclosure Letter do not give rise to a right to terminate this Agreement in accordance with Clause 9.7 (A15 Warranties and Connect Ads Warranties), the A15 Warranties shall not be qualified by any facts, matters and information contained in the A15 Supplemental Disclosure Letter and Httpool and Aleph Cayman shall have the right to bring a claim for breach of any of the A15 Warranties, notwithstanding the disclosure of such facts, matters or information in the A15 Supplemental Disclosure Letter.

9.9	A15 undertakes to irrevocably waive any right and claim which it may have against the Connect Ads Group or any Agent of the Connect Ads Group arising in connection with this Agreement or any other Transaction Document, save in the case of fraud.

10.	Httpool, IMS and Aleph Cayman Warranties

10.1	Httpool warrants to A15 that each of the Httpool Warranties is true and accurate as at the Signature Date (by reference to the facts and circumstances existing at the Signature Date) and is true at Completion (by reference to the facts and circumstances existing at Completion).

10.2	Each of the Httpool Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Httpool Warranty.

10.3	IMS warrants to A15 that each of the IMS Warranties is true and accurate as at the Signature Date (by reference to the facts and circumstances existing at the Signature Date).

10.4	Each of the IMS Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other IMS Warranty.

10.5	Aleph Cayman warrants to A15 that:

(a)	each of the IMS Warranties was true and accurate at the Signature Date (by reference to the facts and circumstances existing at the Signature Date); and

(b)	each of the Aleph Cayman Warranties is true at Completion (by reference to the facts and circumstances existing at Completion).

10.6	Each of the Aleph Cayman Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Aleph Cayman Warranty.

10.7	The disclosures made by IMS to A15 in the IMS Disclosure Letter shall be deemed to have also been made by Aleph Cayman to A15.

10.8	Aleph Cayman may, not later than five (5) Business Days prior to the Completion Date, deliver to A15 the IMS Supplemental Disclosure Letter containing specific disclosures against the Aleph Cayman Warranties in relation to any matters or circumstances that have arisen after the Signature Date.

10.9	A15 may terminate this Agreement with immediate effect by delivering a written notice to the other Parties, subject to, and on the basis set out in, Clause 16 (Termination), if:

(a)	any matter (or matters) described in the IMS Supplemental Disclosure Letter (or which A15 otherwise becomes aware of at any time prior to Completion) would constitute a breach of any of the IMS Fundamental Warranties or following Completion if Completion was to occur; or

(b)	any matter (or matters) described in the IMS Supplemental Disclosure Letter (or which A15 otherwise becomes aware of at any time prior to Completion) is (are) reasonably likely to result in A15 suffering a loss in excess of five million US Dollars (US$5,000,000), in aggregate, at or following Completion, if Completion was to occur.

10.10	If the matters disclosed in the IMS Supplemental Disclosure Letter do not give rise to a right to terminate this Agreement in accordance with Clause 10.9, the Aleph Cayman Warranties shall not be qualified by any facts, matters and information contained in the IMS Supplemental Disclosure Letter and A15 shall have the right to bring a claim for breach of any of the Aleph Cayman Warranties, notwithstanding the disclosure of such facts, matters or information in the IMS Supplemental Disclosure Letter.

10.11	Each of Aleph Cayman, IMS and Httpool undertakes to irrevocably waive any right and claim which it may have against any Agent of the IMS Group arising in connection with this Agreement or any other Transaction Document, save in the case of fraud.

11.	Indemnities

11.1	Without limiting any other rights or remedies Aleph Cayman, IMS or Httpool may have, A15 shall indemnify and hold Aleph Cayman, IMS and Httpool, Connect Ads and Connect Ads Italy harmless from and against in the case of Aleph Cayman, IMS and Httpool one hundred per cent. (100%) minus the Consideration Shares Percentage of all Losses and in the case of Connect Ads Italy and Connect Ads eighty-six per cent. (86%) of all Losses, suffered or incurred by them, arising out of or in connection with any failure by Connect Ads Italy to:

(a)	enter into a data processing agreement with each Specified Customer and Agency prior to Completion; or

(b)	otherwise establish a legitimate interest to process the relevant personal data of each Specified Customer and Agency prior to Completion, which results in a breach of any data privacy regulations applicable to Connect Ads Italy, including: (a) GDPR (Regulation EU/2016/679) (the “GDPR”) and (b) Italian Legislative Decree 101/2018 which harmonizes the Italian data protection laws with the GDPR.

11.2	Without limiting any other rights or remedies A15 may have, Aleph Cayman shall indemnify and hold harmless A15 from and against all Losses suffered or incurred by it, arising out of or in connection with any of the following matters:

(a)	any failure by Aleph Cayman or IMS to obtain, prior to Completion, the Citi Consent and Waiver and/or the UniCredit Consent and Waiver; and

(b)	any failure to pay the Akuma Outstanding Amount.

11.3	Aleph Cayman covenants to pay to A15, on demand, an amount equal to US$2,000,000 multiplied by the Consideration Shares Percentage in the event that Httpool Latvia SIA fails to repay in full all amounts outstanding pursuant to the loan from Httpool Latvia SIA to Latam prior to December 31, 2021.

11.4	A15 covenants to pay to Aleph Cayman, on demand, an amount equal to US$288,948 multiplied by eighty six per cent. (86%) in the event that A15 fails to repay in full the US$288,948 owed to Connect Ads Egypt prior to December 31, 2021.

11.5	The Connect Ads Tax Covenant and the IMS Tax Covenant shall apply with effect from Completion.

12.	Leakage

12.1	A15:

(a)	warrants to each of Aleph Cayman and Httpool that from (but excluding) the Connect Ads Locked-Box Date to (and including) the Signature Date, there has been; and

(b)	undertakes to each of Aleph Cayman and Httpool that from the Signature Date to (and including) the Completion Date, there will be,

no Connect Ads Leakage.

12.2	Aleph Cayman:

(a)	warrants to A15 that from (but excluding) the IMS Locked-Box Date to (and including) the Signature Date, there has been; and

(b)	undertakes to A15 that from the Signature Date to (and including) the Completion Date, there will be,

no IMS Leakage.

12.3	A15 undertakes to notify each of Aleph Cayman and Httpool in writing as soon as reasonably practicable upon becoming aware of any breach of Clause 12.1 (Leakage) including reasonable details (insofar as they are known to A15) of the Connect Ads Leakage concerned and, as far as is reasonably practicable, an estimate of the quantum of such Connect Ads Leakage and Aleph Cayman undertakes to A15 to notify A15 in writing as soon as reasonably practicable upon becoming aware of any breach of Clause 12.2 (Leakage) including reasonable details (insofar as they are known to Aleph Cayman) of the IMS Leakage concerned and, as far as is reasonably practicable, an estimate of the quantum of such IMS Leakage.

12.4	If Httpool is notified of any Connect Ads Leakage by A15, or any Connect Ads Leakage otherwise comes to the attention of Httpool, prior to Completion, then, subject to A15 agreeing that such Connect Ads Leakage has occurred and agreeing the amount to be paid by A15 (as determined pursuant to Clause 12.7 (Leakage)), in respect of such Connect Ads Leakage (an “Agreed Connect Ads/Httpool Leakage Amount”), an amount corresponding to such Agreed Connect Ads/Httpool Leakage Amount shall be deducted from the Sale Share Consideration to be paid by Httpool to A15 (by reducing the amount of Cash Consideration to be paid to A15 at Completion).

12.5	If Aleph Cayman is notified of any Connect Ads Leakage by A15, or any Connect Ads Leakage otherwise comes to the attention of Aleph Cayman, prior to Completion then, subject to A15 agreeing that such Connect Ads Leakage has occurred and agreeing the amount to be paid by A15 (as determined pursuant to Clause 12.8 (Leakage)) in respect of such Connect Ads Leakage (an “Agreed Connect Ads/IMS Leakage Amount”), an amount corresponding to such Agreed Connect Ads/IMS Leakage Amount shall be paid by A15 to Aleph Cayman at Completion.

12.6	If A15 is notified of any IMS Leakage by Aleph Cayman, or any IMS Leakage otherwise comes to the attention of A15, prior to Completion then, subject to Aleph Cayman agreeing that such IMS Leakage has occurred and agreeing the amount, to be paid by Aleph Cayman (as determined pursuant to Clause 12.9 (Leakage)) in respect of such IMS Leakage (an “Agreed IMS Leakage Amount”), an amount corresponding to such Agreed IMS Leakage Amount shall be paid by Aleph Cayman to A15 at Completion.

12.7	If Httpool is notified of any Connect Ads Leakage by A15, or any Connect Ads Leakage otherwise comes to the attention of Httpool after the Completion Date, A15 covenants to pay to Httpool, on demand, an amount in cash, in US$, equal to:

(a)	fifty-one per cent. (51%) of such Connect Ads Leakage, net of: (a) any actual cash Tax saving or benefit that has arisen as a result of any Relief that is or will be available after Completion to Httpool, any member of the Httpool Group or any Connect Ads Group Company in connection with such Connect Ads Leakage; and (b) any amount in respect of VAT which is recoverable by any Connect Ads Group Company in connection with such Leakage; plus

(b)	an amount equal to all costs and expenses reasonably and properly incurred by Httpool in connection with Httpool bringing any claim for breach of Clause 12.1 (Leakage).

12.8	If Aleph Cayman is notified of any Connect Ads Leakage by A15, or any Connect Ads Leakage otherwise comes to the attention of Aleph Cayman after the Completion Date, A15 covenants to pay to Aleph Cayman, on demand, an amount in cash, in US$, equal to:

(a)	thirty-five per cent. (35%) of such Connect Ads Leakage, net of: (a) any actual cash Tax saving or benefit that has arisen as a result of any Relief that is or will be available after Completion to Aleph Cayman, any member of the IMS Group or any Connect Ads Group Company in connection with such Connect Ads Leakage; and (b) any amount in respect of VAT which is recoverable by any Connect Ads Group Company in connection with such Leakage, plus

(b)	an amount equal to all costs and expenses reasonably and properly incurred by Aleph Cayman in connection with Aleph Cayman bringing any claim for breach of Clause 12.1 (Leakage).

12.9	If A15 is notified of any IMS Leakage by Aleph Cayman, or any IMS Leakage otherwise comes to the attention of A15 after the Completion Date, Aleph Cayman covenants to pay to A15, on demand, an amount in cash, in US$, equal to:

(a)	100% divided by (100% minus the Consideration Shares Percentage) of the Consideration Shares Percentage of such IMS Leakage (for example (100% / (100% - 4.41%) x 4.41%) x 100 = 4.61%), net of the Consideration Shares Percentage of (a) any actual cash Tax saving or benefit that has arisen as a result of any Relief that is or will be available after Completion to A15 or any member of the A15 Group; (b) the Consideration Shares Percentage multiplied by the IMS Proportion of any actual cash Tax saving or benefit that has arisen as a result of any Relief that is or will be available after Completion to any IMS Group Company in connection with such IMS Leakage; and (c) the Consideration Shares Percentage multiplied by the IMS Proportion of any amount in respect of VAT which is recoverable by any IMS Group Company in connection with such Leakage; plus

(b)	an amount equal to all costs and expenses reasonably and properly incurred by A15 in connection with A15 bringing any claim for breach of Clause 12.2 (Leakage).

12.10	In the case of disagreement between the Parties as to any Connect Ads Leakage which cannot be resolved within thirty (30) Business Days after Httpool or Aleph Cayman (as applicable) is notified of or becomes aware of such Connect Ads Leakage, then the Parties shall submit such dispute to the Leakage Expert pursuant to Clause 12.12 (Leakage).

12.11	In the case of disagreement between the Parties as to the IMS Leakage which cannot be resolved within thirty (30) Business Days after A15 is notified of or becomes aware of such IMS Leakage then the Parties shall submit such dispute to the Leakage Expert pursuant to Clause 12.12 (Leakage).

12.12	In the event there is no agreement as to the amount of any Connect Ads Leakage in accordance with Clause 12.10 (Leakage) or IMS Leakage in accordance with Clause 12.11 (Leakage), then A15, Httpool or Aleph Cayman may, at the later of (a) the expiry of such period; or (b) Completion, appoint Ernst & Young or another internationally-recognized independent accounting firm that is mutually approved by A15, Httpool and Aleph Cayman (or in the absence of such agreement within five (5) Business Days of any party’s request, designated by the then President of the Institute of Chartered Accountants in England and Wales or his deputy upon the application of either party) (the “Leakage Expert”) to resolve the disputed portion of the Connect Ads Leakage or the IMS Leakage, as applicable. The Leakage Expert shall act as an expert and not an arbitrator, and its determination shall be final and will be binding on the Parties, save for any manifest error. Each of A15, Httpool and Aleph Cayman shall be entitled to make written submissions to the Leakage Expert and shall provide the Leakage Expert with such information and assistance as it may reasonably require for purposes of reaching its decision. A15 and Aleph Cayman will each bear an equal portion of the fees and expenses of the Leakage Expert incurred in connection with any such determination.

12.13	The liability of each of A15 and Aleph Cayman under this Clause 12 (Leakage) shall terminate on the expiry of the period of six (6) months following the Completion Date, save in respect of any claim for breach of this Clause 12 (Leakage) of which a Party has given notice in writing to the other Party before the expiry of that period containing reasonable details of the relevant breach and of the calculation of the amounts claimed, provided that any such claim shall (if not previously satisfied, settled or withdrawn) be deemed to have been withdrawn and shall determine absolutely unless arbitral proceedings in respect of it have been commenced (by a request for arbitration) within nine (9) months of such written notice being given to the relevant Party.

12.14	Notwithstanding any other provision in this Agreement, no Party shall have any liability to any other Party under this Clause 12 (Leakage) if Completion does not occur.

12.15	Nothing in this Clause 12 (Leakage) shall have the effect of limiting or excluding any liability arising as a result of fraud.

13.	Qualifying IPO

13.1	The Parties acknowledge and agree that:

(a)	Aleph Cayman may, at any time prior to Completion, undertake a Qualifying IPO; and

(b)	Aleph Cayman shall:

(i)	keep A15 reasonably informed in connection with the Qualifying IPO; and

(ii)	provide A15 with a reasonable opportunity to review and comment on (A) the financial statements of the Connect Ads Group and IMS Group to be used as the basis for valuation for the Qualifying IPO; and (B) the prospectus and/or admission document in respect of the Qualifying IPO and take account of A15’s comments.

13.2	If a Qualifying IPO occurs at any time prior to Completion, then immediately following Completion, A15 shall sell, and Aleph shall purchase, the number of shares in the share capital of Aleph Cayman equal to:

(a)	the proportion that the total number of shares in the share capital of Aleph Cayman sold by all the shareholders of Aleph Cayman in the Qualifying IPO bears to the total number of shares in the share capital of Aleph Cayman held by such shareholders immediately prior to the Qualifying IPO; multiplied by

(b)	the number of Consideration Shares,

(the “Pre-Completion IPO Sale Shares”) at the same price as the shares sold by the selling shareholders in the Qualifying IPO.

The completion of the sale and purchase of the Pre-Completion IPO Sale Shares, shall take place immediately following Completion on the Completion Date at the registered offices of IMS at 1441 Brickell Avenue, Suite 1530, Miami, FL 33131, USA or such other time, date and/or place as is agreed in writing by A15 and Aleph. The provision of Clauses 2 (Sale and Purchase of the Sale Shares and the Swap Shares) and 7.1 (Completion) and paragraphs 1.1, 1.2 and 3.4 of Part 2 of Schedule 5 (Completion Arrangements) shall apply mutatis mutandis to the sale and purchase of the Pre-Completion IPO Sale Shares.

13.3	If a Qualifying IPO occurs at any time after Completion, then Aleph shall procure that A15 is able to sell in the Qualifying IPO the number of shares in the share capital of Aleph Cayman equal to:

(a)	the proportion that the total number of shares in the share capital of Aleph Cayman to be sold by all the shareholders of Aleph Cayman in the Qualifying IPO bears to the total number of shares in the share capital of Aleph Cayman held by such shareholders immediately prior to the Qualifying IPO; multiplied by

(b)	the number of shares in the share capital of Aleph Cayman held by A15 immediately prior to the Qualifying IPO.

14.	A15 Put Option and A15 Anti-Embarrassment Protection

14.1	The Parties acknowledge and agree that:

(a)	the provisions of Schedule 7 (A15 Put Option) shall apply in respect of any Put Option Trigger Event; and

(b)	the provisions of Schedule 8 (A15 Anti-Embarrassment Protection) shall apply in respect of any IMS Acquisition and/or IMS Disposal.

14.2	Notwithstanding any other provision of this Agreement, Aleph Cayman shall procure that:

(a)	in the case of a Qualifying IPO, the economic rights of A15 are not adversely affected; and (ii) in the case of an IMS Acquisition and/or IMS Disposal, any rights of A15 (including any economic rights) are not adversely affected;

(b)	without limiting Clause 14.2(a) (A15 Put Option and A15 Anti-Embarrassment Protection), A15 will not be disproportionately adversely affected in comparison with Aleph or any other shareholder in Aleph Cayman by any Put Option Trigger Event, IMS Acquisition and/or IMS Disposal; and

(c)	until the later of the Put Option Completion Date and the second (2nd) anniversary of the Completion Date:

(i)	the business of the Connect Ads Group is conducted in the ordinary course of business consistent with past practice and with a good faith view to maximizing the consolidated earnings before interest, tax depreciation and amortization of the Connect Ads Group;

(ii)	no Connect Ads Group Company shall do any of the actions specified in Clauses 5.1 (a), (c), (d), (g), (k), (l) or (m);

(iii)	no IMS Group Company shall acquire or incorporate any subsidiary or branch in any jurisdiction in which a Connect Ads Group Company is currently incorporated other than IMS’s current operations in Italy and Httpool’s current operation in Dubai; and

(iv)	no enquiries, orders or contracts received relating to the business conducted by the Connect Ads Group are diverted, referred, transferred or reallocated to any entity that is not a member of the Connect Ads Group, in each case, without the prior written consent of A15.

14.3	Following Completion and during the Put Option Period, Aleph Cayman shall deliver to A15, not later than twenty (20) Business Days after the end of each calendar month:

(a)	consolidated financial statements for the IMS Group (including standalone financial statements for each member of the IMS Group), for the 12 month period ending on the last day of such calendar month, in the format and prepared in accordance with the policies agreed in accordance with paragraph 6 of Part 1 of Schedule 4 (Pre-Completion Conditions); and

(b)	consolidated financial statements for the Connect Ads Group (including standalone financial statements for each member of the Connect Ads Group), for the 12 month period ending on the last day of such calendar month, in the format and prepared in accordance with the policies agreed in accordance with paragraph 7 of Part 1 of Schedule 4 (Pre-Completion Conditions).

14.4	For the purposes of Clauses 14.2 (A15 Put Option and A15 Anti-Embarrassment Protection), and 14.3 (A15 Put Option and A15 Anti-Embarrassment Protection), references to the “Connect Ads Group” and the “IMS Group” shall be deemed to include all subsidiaries of Connect Ads and Aleph Cayman respectively from time to time (including, for the avoidance of doubt any subsidiary acquired at any time after the Completion Date).

14.5	IMS shall promptly provide to A15 any information reasonably requested by A15 in connection with any Put Option Trigger Event, any IMS Acquisition and/or IMS Disposal.

15.	Aleph Undertakings

15.1	Aleph covenants and undertakes to A15 that save for the IMS Permitted Actions, during the period of 6 months following the Signature Date, it shall not, directly or indirectly sell, transfer or otherwise dispose of, nor create any Encumbrance over, any of the shares it owns in the share capital of Aleph Cayman, nor any interest in such shares, nor enter into any agreement to do the same, in each case, other than in connection with the CVC Transaction or a Qualifying IPO.

15.2	Aleph covenants and undertakes to A15 that it shall procure that Aleph Cayman and IMS, at all times, comply in all respects with their obligations under:

(a)	Clause 3 (Consideration for the Sale Shares and the Swap Shares);

(b)	Clause 13 (Qualifying IPO);

(c)	Clause 14 (A15 Put Option and A15 Anti-Embarrassment Protection);

(d)	Schedule 7 (A15 Put Option); and

(e)	Schedule 8 (A15 Anti-Embarrassment Protection).

16.	Termination

16.1	This Agreement may be terminated:

(a)	by mutual written agreement of the Parties; or

(b)	in accordance with Clause 4.16 (Pre-Completion Conditions), Clause 7.3 (Completion), Clause 9.7 (A15 Warranties and Connect Ads Warranties), Clause 10.9 (Httpool, IMS and Aleph Cayman Warranties).

16.2	Save for the Parties’ express rights to terminate this Agreement as set out in Clause 16.1 (Termination), no Party shall be entitled to rescind or terminate this Agreement, whether before or after Completion, and each Party waives all and any rights of rescission which it may have in respect of any matter to the full extent permitted by law, other than such rights in respect of fraud. Without prejudice to the generality of the foregoing, the Parties agree that the remedy of rescission is excluded in relation to all matters and shall not be available, save in respect of fraud or willful misconduct.

16.3	If this Agreement is terminated by:

(a)	any Party pursuant to Clause 4.16 (Pre Completion Conditions), solely as a result of any Regulatory Pre Completion Conditions, the DMCCA Pre-Completion Condition, the No-Injunction Pre-Completion Condition or any Pre Completion Conditions in paragraphs 1, 2 or 8 of Part 1 of Schedule 4 (Pre-Completion Conditions) not being satisfied; or

(b)	Aleph Cayman, IMS and/or Httpool (as applicable) pursuant to:

(i)	Clause 7.3 (Completion) as a result of A15’s failure to fulfill its Completion obligations pursuant to Part 1 of Schedule 5 (Completion Arrangements); or

(ii)	Clause 9.7 (A15 Warranties and Connect Ads Warranties),

then Escrow Amount 3 shall be released to Httpool.

16.4	If this Agreement is terminated by any Party for any reason other than those specified in Clause 16.3, then Escrow Amount 3 shall be released to A15 as liquidated damages and the Parties acknowledge and agree that such amount represents a genuine pre-estimate of the losses suffered or incurred by A15 in connection with its due diligence of the IMS Group and the negotiation, preparation and performance of this Agreement and each other Transaction Document.

16.5	The rights and obligations of the Parties under this Agreement shall cease immediately, save in respect of antecedent breaches and under the Continuing Provisions.

17.	Failure to Complete

Subject in all respects to all applicable law, in the event this Agreement is terminated in accordance with Clause 16 (Termination):

(a)	A15 shall, and shall procure that each member of the A15 Group (including each member of the Connect Ads Group) shall, not compete with any member of the IMS Group for any digital media company representation, which shall include but not be limited to, approaching or contacting, attempting to do business with or engaging, any of the commercial partners of any member of the IMS Group, in any Applicable IMS Territories;

(b)	A15 shall, and shall procure that each member of the A15 Group (including each member of the Connect Ads Group) shall, not approach or contact, attempt to do business with or engage, any of the existing commercial partners of any member of the IMS Group in Italy or the UAE;

(c)	Aleph Cayman and IMS shall, and shall procure that each member of the Aleph Group, the IMS Group and Httpool shall, not compete with any member of the A15 Group (including any member of the Connect Ads Group) for any digital media company representation (which shall include but not be limited to, approaching or contacting, attempting to do business with or engaging, any of the commercial partners of any member of the A15 Group) (including any member of the Connect Ads Group) in any Applicable Connect Ads Territories; and

(d)	Aleph Cayman and IMS shall, and shall procure that each member of the Aleph Group, the IMS Group and Httpool shall not approach or contact, attempt to do business with or engage, any of the existing commercial partners of any member of the A15 Group (including any member of the Connect Ads Group) in Italy or the UAE, in each case for a period of three (3) years from the Signature Date.

18.	Confidentiality

18.1	Save as expressly provided in Clause 18.3 (Confidentiality), A15 shall, and shall procure that each member of the A15 Group shall, treat as confidential the provisions of this Agreement and the other Transaction Documents and all information it has received or obtained relating to the Aleph Group and/or the IMS Group as a result of negotiating or entering into the Transaction Documents.

18.2	Save as expressly provided in Clause 18.3 (Confidentiality), each of Aleph Cayman, IMS and Httpool shall, and IMS shall procure that each member of the Aleph Group and the IMS Group shall, treat as confidential the provisions of this Agreement and the other Transaction Documents and all information it has received or obtained about the A15 Group and prior to Completion, the Connect Ads Group as a result of negotiating or entering into the Transaction Documents.

18.3	A Party may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent that it:

(a)	is disclosed to Agents of that Party or the other members of the Relevant Party’s Group, if this is reasonably required in connection with this Agreement including the Transactions (and provided that such persons are required to treat that information as confidential); or

(b)	is required by law or any securities exchange, regulatory or governmental body or Taxation Authority; or

(c)	was already in the lawful possession of that Party or its Agents without any obligation of confidentiality (as evidenced by written records); or

(d)	is in the public domain at the Signature Date or comes into the public domain other than as a result of a breach by a Party of this Clause 18 (Confidentiality); or

(e)	is disclosed in connection with a Qualifying IPO; or

(f)	is disclosed in connection with the CVC Transaction (provided that such persons to whom it is disclosed in connection therewith are required to treat that information as confidential),

provided that, to the extent permitted by applicable Law, prior written notice of any confidential information to be disclosed pursuant to Clause 18.3(b) (Confidentiality) shall be given to the other Parties.

18.4	The confidentiality restrictions in this Clause 18 (Confidentiality) shall continue to apply after the termination of this Agreement without limit in time.

18.5	The Parties agree that without prejudice to any other rights or remedies that a Party may have in this Agreement, breach of this Clause 18 (Confidentiality) or Clause 19 (Announcements) may cause serious loss or damage to a Party and its Connected Persons and that monetary damages may not be an adequate remedy for any such breach or threatened breach of the provisions of this Clause 18 (Confidentiality) or Clause 19 (Announcements). Accordingly, each Party shall be entitled to apply for specific performance, injunctive relief and any other form of equitable relief or any combination of these remedies in order to enforce this Clause 18 (Confidentiality) or Clause 19 (Announcements) in addition to any other available remedies.

19.	Announcements

19.1	No announcement, communication or circular concerning the existence or provisions of this Agreement (including the Transactions) or any other Transaction Document shall be made or issued by or on behalf of any Party or any member of the Relevant Party’s Group (as applicable) without the prior written approval of each other Party (such consent not to be unreasonably withheld or delayed). This shall not affect any announcement, communication or circular required by law or any governmental or regulatory body, court order or the rules of any relevant stock exchange, but then only to the extent so required, and the Party with an obligation to make an announcement or communication or issue a circular shall consult with the other Party insofar as is reasonably practicable before complying with such an obligation.

19.2	The Parties acknowledge and agree that IMS may, following receipt by A15 and IMS of written notice from the Escrow Agent confirming receipt of Escrow Amount 3 into the Escrow Account in accordance with the terms of the Escrow Agreement, make an announcement, which shall be in a form agreed to in writing by A15. If IMS makes an announcement in accordance with the preceding sentence, then A15 shall also be entitled to make an announcement in a form to be agreed in writing by IMS.

20.	Further Assurance

Each Party undertakes that it shall execute and deliver or procure to be done, executed and delivered all such further acts, documents and things reasonably required by any other Party in order to give full effect to this Agreement.

21.	Effect of Completion

The provisions of this Agreement and of the other Transaction Documents which remain to be performed following Completion shall continue in full force and effect, notwithstanding Completion taking place.

22.	Assignment

No Party may assign, transfer, create an Encumbrance, declare a trust of or otherwise dispose of all or any part of its rights and benefits under this Agreement (including any cause of action arising in connection with any of them) without the prior written consent of the other Parties.

23.	Payment

23.1	Subject to Clause 23.2 (Payment), any payments pursuant to this Agreement shall be made in full, without any set-off, counterclaim and without any deduction or withholding, unless required by applicable law.

23.2	For the three (3) year period following Completion, Httpool or Aleph Cayman (as the case may be) may set-off any dividends that would otherwise be payable by Connect Ads to A15 against any amount under this Agreement that is finally due and payable by A15 to Httpool or Aleph Cayman (as the case may be) pursuant to a final and binding arbitral award made in accordance with Clause 33 (Governing Law and Submission to Jurisdiction) in respect of which there is no further right of appeal. A15 agrees that any such payment by Connect Ads to Httpool or Aleph Cayman shall be deemed to be have been made as a result of a payment direction from A15 to Connect Ads.

23.3	All payments to be made by A15 to Httpool, Aleph Cayman or IMS pursuant to this Agreement shall be made in US$ and transferred to a bank account notified in writing by Httpool, Aleph Cayman and/or IMS (as applicable) to A15 by wire transfer in immediately available cleared funds.

23.4	All payments to be made by Httpool, Aleph Cayman or IMS to A15 pursuant to this Agreement shall be made in US$ and transferred to A15’s Designated Account by wire transfer in immediately available cleared funds.

23.5	Any amount payable by A15, or at the direction of, A15 under this Agreement shall, so far as possible, be deemed to be a reduction of the Sale Share Consideration.

23.6	Nothing contained in Clause 23.2 (Payment) shall:

(a)	prejudice or limit any other rights or remedies that may be available to A15 or Aleph Cayman or IMS or Httpool to make any Claim or seek any other remedy in respect of any Claim or otherwise under the provisions of this Agreement; or

(b)	limit the amount of any Claim which may be made under this Agreement by A15 or Aleph Cayman or IMS or Httpool.

23.7	If Aleph Cayman, IMS and/or Httpool is liable to make any payment in respect of any Claim (excluding any Claim pursuant to Clause 12.9), it shall pay to A15, an amount equal to:

(a)	the amount of the Loss recovered pursuant to such Claim;

divided by:

(b)	100% minus the Consideration Shares Percentage.

24.	Costs and Expenses

24.1	Except as provided otherwise, each Party shall pay its own costs and expenses (including taxation) in connection with the negotiation, preparation and performance of this Agreement and each other Transaction Document.

24.2	Without limiting Clause 24.1, IMS shall bear all fees, costs and expenses (including with respect to notarizations, legislations, translations) of any filings, notifications or submissions made by Aleph Cayman and/or Httpool to any Governmental Authority in connection with the Transactions (including the costs of White & Case LLP in preparing the Turkish Competition Filing). A15 and Aleph Cayman will each bear an equal portion of the fees of White & Case LLP for the preparation of the Saudi Competition Filing and any associated filing fees, costs and expenses (including with respect to notarizations, legislations and translations).

25.	Notices

25.1	Any notice or other communication in connection with this Agreement (each, a “Notice”) shall be:

(a)	in writing;

(b)	in English; and

(c)	delivered by hand or courier using an internationally recognized courier company or by email.

25.2	A Notice shall be effective upon receipt and shall be deemed to have been received:

(a)	at the time of delivery, if delivered by hand or courier; or

(b)	at time of sending, if sent by email, provided that receipt shall not occur if the sender receives an automated message indicating that the message has not been delivered to the recipient,

provided that if deemed receipt of any Notice occurs after 6.00 p.m. or is not on a Business Day, deemed receipt of the Notice shall be 9.00 a.m. on the next Business Day. References to time in this Clause 25.2 (Notices) are to local time in the country of the addressee.

25.3	The addresses and email addresses for service of Notice are:

A15:

Name:	A15 Holding Netherlands B.V.
Address:
For the attention of:
Email:

Httpool:

Name:	Httpool Holdings UK Limited
Address:
For the attention of:
Email:

With Copy to:

Name:	Httpool Holdings UK Limited
Address:
For the attention of:
Email:

IMS:

Name:	IMS Internet Media Services, Inc.
Address:
For the attention of:	CEO
Email:

With Copy to:

Name:	IMS Internet Media Services, Inc.
Address:
For the attention of:	Legal Department
Email:

Aleph:

Name:	Aleph Internet Media Services, Inc.
Address:
For the attention of:	, Manager
Email:

With Copy to:

Name:	IMS Internet Media Services, Inc.
Address:
For the attention of:	Legal Department
Email:

Aleph Cayman:

Name:	Aleph Group, Inc.
Address:
For the attention of:	, Manager
Email:

With Copy to:

Name:	IMS Internet Media Services, Inc.
Address:
For the attention of:	Legal Department
Email:

25.4	A Party shall notify the other Parties of any change to its details in Clause 25.3 (Notices) in accordance with the provisions of this Clause 25 (Notices), provided that such notification shall only be effective on the later of the date specified in the notification and five (5) Business Days after deemed receipt.

26.	Entire Agreement

26.1	This Agreement, together with the other Transaction Documents, constitutes the whole agreement between the Parties and supersedes any previous arrangements or agreements between them relating to the subject matter of this Agreement, including the Transactions.

26.2	Each Party confirms that it has not entered into this Agreement or any other Transaction Document on the basis of any representation, warranty, undertaking or other statement whatsoever by another Party or any of its Related Parties which is not expressly incorporated into this Agreement or into any other Transaction Document and that, to the extent permitted by law, a Party shall have no right or remedy in relation to action taken in connection with this Agreement or any other Transaction Document other than pursuant to this Agreement or the relevant Transaction Document and each Party waives all and any other rights or remedies.

26.2	A Party’s only right or remedy in respect of any provision of this Agreement or any other Transaction Document shall be for breach of this Agreement or that Transaction Document, and no Party shall have any right or remedy in respect of misrepresentation (whether negligent or innocent and whether made prior to and/or in this Agreement) and each Party waives all and any rights or remedies in respect of misrepresentation which it may have in relation to any matter to the fullest extent permitted by law.

26.4	Save for any claim under or for breach of this Agreement or any other Transaction Document, no Party nor any of its Related Parties shall have any right or remedy, or make any claim, against another Party nor any of its Related Parties in connection with the subject matter of this Agreement or the Transactions.

26.5	In this Clause 26 (Entire Agreement), “Related Parties” means, in relation to a Party, members of the Relevant Party’s Group and the Agents of that Party and of members of the Relevant Party’s Group.

26.6	Nothing in this Agreement or the other Transaction Documents shall operate to limit or exclude any liability for fraud or wilful misconduct.

27.	Severance and Validity

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall be deemed to be severed from this Agreement and the Parties shall use all reasonable endeavors to replace such provision with one having an effect as close as possible to the deficient provision. The remaining provisions will remain in full force in that jurisdiction and all provisions will continue in full force in any other jurisdiction.

28.	Variations

No variation of this Agreement shall be effective unless in writing and signed by or on behalf of the Parties.

29.	Remedies and Waiver

29.1	No waiver of any right under this Agreement shall be effective unless in writing. Unless expressly stated otherwise a waiver shall be effective only in the circumstances for which it is given.

29.2	No delay or omission by any Party in exercising any right or remedy provided by law or under this Agreement, save to the extent provided for in Schedule 11 (A15 Limitations of Liability) or Schedule 15 (IMS and Aleph Cayman Limitations of Liability), shall constitute a waiver of such right or remedy.

29.3	The single or partial exercise of a right or remedy under this Agreement shall not preclude any other nor restrict any further exercise of any such right or remedy.

29.4	The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law except as otherwise expressly provided.

30.	Third Party Rights

30.1	Save as expressly provided in this Clause 30 (Third Party Rights), a person who is not a Party or its successor or permitted assignee shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Agreement.

30.2	Clause 9.9 (A15 Warranties and Connect Ads Warranties) is intended to benefit the Connect Ads Group or any Agent of the Connect Ads Group and such Clause shall be enforceable by such persons under the Contracts (Rights of Third Parties) Act 1999, subject to the other terms and conditions of this Agreement.

30.3	Clause 10.11 (Aleph Cayman, IMS and Httpool Warranties) is intended to benefit any Agent of the IMS Group and such Clause shall be enforceable by such persons under the Contracts (Rights of Third Parties) Act 1999, subject to the other terms and conditions of this Agreement.

30.4	Clauses 13 (Qualifying IPO), 14 (A15 Put Option and A15 Anti-Embarrassment Protection) and 18 (Confidentiality) are intended to benefit members of the A15 Group, Aleph Group and the IMS Group and such Clauses shall be enforceable by such persons under the Contracts (Rights of Third Parties) Act 1999, subject to the other terms and conditions of this Agreement.

30.5	Clause 26 (Entire Agreement) is intended to benefit a Party’s Connected Persons, and such Clause shall be enforceable by such persons under the Contracts (Rights of Third Parties) Act 1999, subject to the other terms and conditions of this Agreement.

30.6	The Parties may amend or vary this Agreement in accordance with its terms without the consent of any other person.

31.	Counterparts

This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Agreement by signing any such counterpart.

32.	Standstill

32.1	In consideration of IMS, Aleph Cayman and Httpool entering into this Agreement, A15 undertakes to IMS, Aleph Cayman and Httpool that for the duration of the Exclusivity Period it will not (and will procure that no other member of the A15 Group nor any of their respective Agents will), directly or indirectly:

(a)	continue, re-start, enter into, initiate or participate in any Third Party Negotiations;

(b)	invite, induce, encourage, solicit or respond to any approach that might lead to Third Party Negotiations;

(c)	invite, induce, encourage or solicit any offer or expression of interest from a Third Party in relation to a Restricted Transaction;

(d)	enter into any agreement, arrangement or understanding (whether or not legally binding) with a Third Party in connection with a Restricted Transaction; or

(e)	supply, disclose or otherwise make available to a Third Party any information concerning any part of the Connect Ads Group for the purpose of enabling it to evaluate, or decide whether to make an offer in connection with or otherwise pursue, a Restricted Transaction.

32.2	Upon entering into this Agreement, A15 will immediately terminate, or procure the termination of, any Third Party Negotiations that are currently taking place.

32.3	A15 will immediately notify Aleph Cayman, IMS and Httpool in writing if, at any time during the Exclusivity Period, it or any other member of the A15 Group receives an offer (whether written or oral), indication of interest, proposal or enquiry from a Third Party concerning a Restricted Transaction.

33.	Governing Law and Submission to Jurisdiction

33.1	This Agreement, including the arbitration agreement at Clauses 33.3 (Governing Law and Submission to Jurisdiction) and 33.4 (Governing Law and Submission to Jurisdiction) and any non-contractual obligations arising out of or in connection with it, is governed by and shall be construed in accordance with English law.

33.2	Save as expressly provided in Clause 12 (Leakage), Schedule 7 (A15 Put Option) and Schedule 8 (A15 Anti Embarrassment Protection), the Parties agree that if any claim, dispute or difference of whatever nature arises under or in connection with this Agreement or any other Transaction Document (including a claim, dispute or difference regarding its existence, termination or validity or any non-contractual obligations arising out of or in connection with this Agreement or any other Transaction Document) (a “Dispute”), the provisions of this Clause 33 (Governing Law and Submission to Jurisdiction) shall apply. Any Party may notify the other Parties in writing of a Dispute (a “Dispute Notice”), whereupon the Parties shall attempt to resolve the Dispute. If a full and final binding written agreement in settlement of any elements of the Dispute has not been entered into during the period of thirty (30) days following the date of service of the Dispute Notice, any Party shall be entitled to resort to arbitration under this Agreement in respect of those elements of the Dispute against any other Party.

33.3	All Disputes which are unresolved pursuant to Clause 33.2 (Governing Law and Submission to Jurisdiction) and which a Party wishes to have resolved shall be referred upon the application of any Party to, and finally settled by, arbitration in accordance with the London Court of International Arbitration (“LCIA”) Rules (the “Rules”) as in force at the Signature Date and as modified by this Clause, which Rules are deemed incorporated into this Clause.

22.4	The number of arbitrators shall be one (1). The Parties shall seek to agree upon the nomination of the arbitrator. If the Parties fail to agree upon an arbitrator within thirty (30) days of the notification of the request for arbitration, the LCIA Court shall, at the request of either Party, appoint the arbitrator on behalf of the Parties. The seat, or legal place, of arbitration shall be the London LCIA. The language of the arbitration shall be English.

33.5	The arbitrators shall have the power to grant any legal or equitable remedy or relief available under the applicable law, including injunctive relief (whether interim and/or final) and specific performance and any measures ordered by the arbitrators may be specifically enforced by any court of competent jurisdiction. The Parties agree that any Party may have recourse to any court of competent jurisdiction to seek interim or provisional measures, including injunctive relief and pre-arbitral attachments or injunctions, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

This Agreement has been entered into by the Parties on the date first above written.

Signed for and on behalf of
Aleph Internet Media Services LLC
by

Authorized Signatory

Signed for and on behalf of
A15 Holding Netherlands B.V.
by
Authorized Signatory

Signed for and on behalf of
IMS Internet Media Services, Inc.
by
Authorized Signatory

Signed for and on behalf of
Httpool Holdings UK Limited
by
Authorized Signatory

Signed for and on behalf of
Connect Ads DMCC
by
Authorized Signatory

Signed for and on behalf of
Aleph Group, Inc.
by
Authorized Signatory

Schedule 1

The Connect Ads Group

Part 1

Details of Connect Ads

Company name	:	Connect Ads DMCC
Company number	:	DMCC91896
Date and place of incorporation	:	September 24, 2017, UAE
Registered address	:	Unit 306, Mazaya Business Avenue BB2, JLTE-PH2-BB2, Jumeirah Lakes Towers, Dubai, UAE
Authorized share capital	:	AED 170,000
Issued share capital	:	AED 170,000
Shareholder	:	A15 Holding Netherlands B.V.
Directors	:	i (Director)/ (Manager)
Auditors	:	Grant Thornton
Accounting reference date	:	December 31
Tax residency	:	UAE

Part 2

Details of the Connect Ads Subsidiaries

Company name	:	Connect Ads KSA LLC
Company number	:	1010442352
Date and place of incorporation	:	April 18, 2018; Riyadh, KSA
Registered address	:	Localizer Mall, Prince Mohamed Bin Abd El Aziz Street (Tahlia Street), Riyadh, KSA
Authorized share capital	:	Not Applicable
Issued share capital	:	SAR 500,000
Shareholder	:	Connect Ads DMCC
Directors	:
Auditors	:	Al Dar Audit Bureau, Abdullah Al Basri & Co. (Grant Thornton)
Accounting reference date	:	December 31
Tax residency	:	KSA
Company name	:	Genart Medya Reklamcilik İletişim Ticaret A.Ş.
Company number	:	640732 – 0
Date and place of incorporation	:	October 1, 2007; Turkey
Registered address	:	Esentepe Mah.Harman Sok.No.5 Kat.11 D.21-22 Sisli, Istanbul, Turkey
Authorized share capital	:	TL 200,000
Issued share capital	:	TL 200,000
Shareholder	:	Connect Ads DMCC (51%); Cemal Burak Yilmaz (49%)
Directors	:
Auditors	:	Grant Thornton & PWC as tax advisor
Accounting reference date	:	December 31
Tax residency	:	Turkey

Company name	:	Techno Dev LLC
Company number	:	102824
Date and place of incorporation	:	February 28, 2017; Egypt
Registered address	:	30, Street 21, Maadi, Al Sarayat, Cairo, Egypt
Authorized share capital	:	Not applicable
Issued share capital	:	EGP 5000 (quotas)
Shareholder	:	Connect Ads DMCC (98%); 4G for Advanced Technology LLC (2%)
Directors	:
Auditors	:	Ashraf Abdel Ghani Accountants & Tax Consultants – ATC
Accounting reference date	:	December 31
Tax residency	:	Egypt
Company name	:	Connect Ads for Advertising and Programming S.A.E
Company number	:	30436
Date and place of incorporation	:	February 17, 2008; Egypt
Registered address	:	Plot 30, Street 21, Sarayat Maadi, Cairo, Egypt
Authorized share capital	:	EGP 5,000,000
Issued share capital	:	EGP 500,000
Shareholder	:	Connect Ads DMCC (98%); Techno Dev LLC (1%); 4G for Advanced Technology LLC (1%)
Directors	:
Auditors	:	Deloitte Saleh, Barsoum and Abdel Aziz at Signing Grant Thornton Mohamed Hilal at the Restatement Date
Accounting reference date	:	December 31
Tax residency	:	Egypt
Company name	:	4G for Advanced Technology LLC
Company number	:	102345

Date and place of incorporation	:	February 20, 2017; Egypt
Registered address	:	30, Street 21, Maadi, Al Sarayat, Cairo, Egypt
Authorized share capital	:	Not applicable
Issued share capital	:	EGP 5000 (quotas)
Shareholder	:	Connect Ads DMCC (98%); Techno Dev LLC (2%)
Directors	:
Auditors	:	Ashraf Abdel Ghani Accountants & Tax Consultants – ATC
Accounting reference date	:	December 31
Tax residency	:	Egypt

Company name	:	Connect Ads Italy S.r.l
Company number	:	PV-300834
Date and place of incorporation	:	December 4, 2019; Italy
Registered address	:	Via San Raffaele 1 – 20121 Milano, Italy
Authorized share capital	:	EUR 10,000
Issued share capital	:	EUR 10,000
Shareholder	:	Connect Ads DMCC (95%); Cemal Burak Yilmaz (5%)
Directors	:
Auditors	:	FY2020 is audited by a third party and reviewed by Grant Thornton. FY2021 onwards will be audited by Grant Thornton
Accounting reference date	:	December 31
Tax residency	:	Italy

Schedule 2

The IMS Group

Part 1

Details of IMS

Company name	:	IMS Internet Media Services, Inc.
Company number	:	P05000006068
Date and place of incorporation	:	January 10, 2005; Florida, USA
Registered address	:	1441 Brickell Ave, Suite 1530, Miami, FL 33131
Authorized share capital	:	1,804,114 Shares
Issued share capital	:	1,804,114 Shares
Shareholders (a) at the Signature Date (b) at the Restatement Date and the Completion Date	:	(a) 90% Aleph; and 10% Sony (b) 100% Aleph, Group Inc.
Directors	:
Auditors	:	BDO (Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	USA

Part 2

Details of the IMS Subsidiaries

Company name	:	IMS Media, LLC
Company number	:	DE File # 5747088
Date and place of incorporation	:	May 13, 2015; Delaware, USA
Registered address	:	1441 Brickell Ave, Suite 1530, Miami, FL 33131
Authorized share capital	:	N/A
Issued share capital	:	N/A
Shareholder	:	IMS Internet Media Services, Inc. (100%)
Directors	:
Auditors	:	N/A
Accounting reference date	:	Jan – Dec
Tax residency	:	USA
Company name	:	IMM Internet Media Mexico, S. de R.L. de C.V.
Company number	:	DGAJ.Permiso 0936642. Expediente 20090933267. Folio 091117091067
Date and place of incorporation	:	February 19, 2010; Mexico
Registered address	:	Bosque de Radiatas 44, Piso 1, Of. 103 y 104, Col. Bosques de las Lomas, Alc. Cuajimalpa de Morelos, C.P. 05120, Ciudad de Mexico, Mexico
Authorized share capital	:	2 Partes Sociales (US$3,000.00 M.N.)
Issued share capital	:	2 Partes Sociales (US$3,000.00 M.N.)
Shareholders	:	IMS Internet Media Services, Inc. (99%); IMS Media, LLC (1%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Mexico
Company name	:	Personal Corp. IMM Mexico, S. de R.L. de C.V.
Company number	:	RPCDF. Folio Mercantil Electronico 487.274-1
Date and place of incorporation	:	September 28, 2012; Mexico

Registered address	:	Bosque de Radiatas 44, Piso 1, Of. 103 y 104, Col. Bosques de las Lomas, Alc. Cuajimalpa de Morelos, C.P. 05120, Ciudad de Mexico, Mexico
Authorized share capital	:	2 Partes Sociales (US$3,000.00 M.N.)
Issued share capital	:	2 Partes Sociales (US$3,000.00 M.N.)
Shareholders	:	IMS Internet Media Services, Inc. (99%); IMS Media, LLC (1%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Mexico
Company name	:	Snack Media, S.A. de C.V.
Company number	:	RPDF, Folio Mercantil 481204-1
Date and place of incorporation	:	December 9, 2012; Mexico
Registered address	:	Bosque de Radiatas 44, Piso 1, Of. 103 y 104, Col. Bosques de las Lomas, Alc. Cuajimalpa de Morelos, C.P. 05120, Ciudad de Mexico, Mexico
Authorized share capital	:	100 Shares (US$100,000.00 M.N.)
Issued share capital	:	100 Shares (US$100,000.00 M.N.)
Shareholders	:	Neokei S.A. (95%); Social Media S.A. (5%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Mexico
Company name	:	IMS Internet Media Services Panama, S. de R.L.
Company number	:	Registro Público. Ficha 1314, Documento: 1578480
Date and place of incorporation	:	“May 22, 2009 (Incorporation) July 31, 2014 (Name Change); Panama”
Registered address	:	Torre de las Americas, Torre C, Piso 25, Punta Pacifica, Ciudad de Panama, Panama
Authorized share capital	:	20 Cuotas de Participacion (US$2,000.00)
Issued share capital	:	20 Cuotas de Participacion

Shareholders	:	IMS Internet Media Services, Inc. (95%) – IMS Media, LLC (5%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Panama
Company name	:	Social Media, S.A.
Company number	:	Registro Público. Ficha 675474, Documento: 1650151
Date and place of incorporation	:	August 23, 2017; Panama
Registered address	:	Torre de las Americas, Torre C, Piso 25, Punta Pacifica, Ciudad de Panama, Panama
Authorized share capital	:	100 Shares (US$10,000.00)
Issued share capital	:	100 Shares
Shareholder	:	Neokei S.A. (100%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Panama
Company name	:	Social Media, S.A.
Company number	:	Registro Público. Ficha 675474, Documento: 1650151
Date and place of incorporation	:	August 23, 2017; Panama
Registered address	:	Torre de las Americas, Torre C, Piso 25, Punta Pacifica, Ciudad de Panama, Panama
Authorized share capital	:	100 Shares (US$10,000.00)
Issued share capital	:	100 Shares
Shareholder	:	Neokei S.A. (100%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Panama

Company name	:	Internet Media Services Colombia S.A.S.
Company number	:	CCBogota 01591159
Date and place of incorporation	:	September 24, 2012; Colombia
Registered address	:	Calle 99 14 49, Of 201, Bogota D.C., C.P. 0810, Colombia
Authorized share capital	:	1,000,000 Shares
Issued share capital	:	800,100 Shares
Shareholder	:	IMS Internet Media Services, Inc. (100%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Colombia
Company name	:	Internet Media Services Peru S.R.L.
Company number	:	Nro. Partida Registral:13214507
Date and place of incorporation	:	April 11, 2014; Peru
Registered address	:	Av. Santo Toribio No. 143, Piso 5, Oficina 502, San Isidro, Lima, C.P. 15073, Peru
Authorized share capital	:	1,000 Participaciones (PEN $1,000.00)
Issued share capital	:	1,000 Participaciones
Shareholders	:	Radobel S.A. (99%); IMS Media, LLC (1%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Peru
Company name	:	10 Midia Publicidade e Propaganda Ltda.
Company number	:	NIRE 3.522.063.585-3
Date and place of incorporation	:	May 3, 2006; Brazil
Registered address	:	Avenida Brigadeiro Faria Lima, 1485 – 1º e 2º andares – CEP 01452-001 – São Paulo – S.P. – Brasil
Authorized share capital	:	BRL $1,180,375.00
Issued share capital	:	BRL $1,180,375.00

Shareholders	:	IMS Internet Media Services, Inc. (99.99%); IMS Media, LLC (0.01%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Brazil
Company name	:	IMS-Brasil Serviços de Publicidade Ltda. (Former Name: Blue Sky Serviços de Publicidade Ltda.)
Company number	:	NIRE 3.522.719.837-8
Date and place of incorporation	:	December 21, 2012; Brazil
Registered address	:	Avenida Brigadeiro Faria Lima, 1485 – 1º e 2º andares – CEP 01452-001 – São Paulo – S.P. – Brasil
Authorized share capital	:	1,993,334 Quotas (BRL $1,993,334.00)
Issued share capital	:	1,993,334 Quotas
Shareholders	:	Radobel S.A. (78.63%); IMS Media, LLC (21.37%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Brazil
Company name	:	IMS Chile SpA
Company number	:	Fojas 38.322 Número 26.478 del Registro de Comercio del año 2010
Date and place of incorporation	:	July 22, 2010; Chile
Registered address	:	Av. Santa Maria 2670, Oficina 306, Comuna de Providencia, Santiago, C.P. 8320000, Chile
Authorized share capital	:	1,000 Shares (CL$10,153,453)
Issued share capital	:	1,000 Shares
Shareholder	:	Radobel S.A. (100%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Chile

Company name	:	IMS Argentina S.R.L.
Company number	:	IGJ 1814563
Date and place of incorporation	:	March 25, 2009; Argentina
Registered address	:	Echeverria 1515, Piso 11, Buenos Aires, Argentina
Authorized share capital	:	ARS $34,093,051
Issued share capital	:	ARS $34,093,052
Shareholders	:	Radobel S.A. (99.99%); IMS Media, LLC (0.01%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Argentina
Company name	:	Socialmedia S.A.
Company number	:	IGJ 1807762
Date and place of incorporation	:	January 9, 2008; Argentina
Registered address	:	Echeverria 1515, Piso 11, Buenos Aires, Argentina
Authorized share capital	:	512,000 Cuotas Sociales
Issued share capital	:	512,000 Cuotas Sociales
Shareholders	:	Neokei S.A. (95%); Snack Media, S.A. de C.V. (5%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jul – Jun
Tax residency	:	Argentina
Company name	:	Radobel S.A.
Company number	:	RPJ 24152
Date and place of incorporation	:	August 9, 2006; Uruguay
Registered address	:	Boulevard 26 de Marzo 3438, Piso 3, Oficina 301, Montevideo, C.P. 11300, Uruguay
Authorized share capital	:	UYU $500,000,000
Issued share capital	:	UYU $137,788,960

Shareholder	:	IMS Internet Media Services, Inc. (100%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Uruguay
Company name	:	Neokei S.A.
Company number	:	RPJ 23696
Date and place of incorporation	:	November 18, 2013; Uruguay
Registered address	:	Boulevard 26 de Marzo 3438, Piso 3, Oficina 301, Montevideo, C.P. 11300, Uruguay
Authorized share capital	:	UYU $11,500,000
Issued share capital	:	UYU $7,901,801
Shareholders	:	Radobel S.A. (75%); Bohemia Plus Inc. (25%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Uruguay
Company name	:	Internet Media Services Europe, S.L.U. (Former Name: Maytown Spain, S.L.U.)
Company number	:	Notaría de Francisco Javier Piera, Madrid. Documento número: 3477. Registro Mercantil de Madrid – Entrada 112.056,0/2017, Diario 87, Asiento 814
Date and place of incorporation	:	August 23, 2017; Spain
Registered address	:	Principe de Vergara 121, 4a Planta, 28002, Madrid, Spain
Authorized share capital	:	3,000 Participaciones Sociales (EUR 3,000.00)
Issued share capital	:	3,000 Participaciones Sociales
Shareholder	:	IMS Media, LLC (100%)
Directors	:
Auditors	:	N/A (included in Group Audit)
Accounting reference date	:	Jan – Dec
Tax residency	:	Spain

Company name	:	Httpool Holdings UK Limited* (this is repeated as the main Httpool entity in Schedule 3 (The Httpool Group))
Company number	:	10375627
Date and place of incorporation	:	September 14, 2016; UK
Registered address	:	Fifth Floor, 55 King Street, Manchester, United Kingdom
Authorized share capital	:	N/A (*There is no Authorized Share Capital – the requirement was removed for private companies in the UK.)
Issued share capital	:	GBP 1,006,442
Shareholders	:
(at Signature Date)		Akuma Ventures Ltd (24.5%); IMS Internet Media Services, Inc. (75.5%)
(at Restatement Date and the Completion Date)		IMS Internet Media Services, Inc. (100%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	United Kingdom

Schedule 3

The Httpool Group

Part 1

Details of Httpool

Company name	:	Httpool Holdings UK Limited* – (this is repeated as an IMS subsidiary in Part 2 of Schedule 2 (The IMS Group)
Company number	:	10375627
Date and place of incorporation	:	September 14, 2016; UK
Registered address	:	Fifth Floor, 55 King Street, Manchester, United Kingdom
Authorized share capital	:	N/A (*There is no Authorized Share Capital – the requirement was removed for private companies in the UK.)
Issued share capital	:	GBP 1,006,442
Shareholders	:
(at Signature Date)		Akuma Ventures Ltd (24.5%); IMS Internet Media Services, Inc. (75.5%)
(at Restatement Date)		IMS Internet Media Services, Inc. (100%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	United Kingdom

Part 2

Details of Httpool Subsidiaries

Company name	:	Httpool Online Marketing GmbH
Company number	:	304280x
Date and place of incorporation	:	January 12, 2008; Austria
Registered address	:	Taborstraße 7, Top 8, 1020 Vienna, Austria
Authorized share capital	:	EUR 35.000
Issued share capital	:	EUR 35.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Austria
Company name	:	HTTPOOL Bangladesh Limited
Company number	:	C-160104/2020
Date and place of incorporation	:	March 8, 2020; Bangladesh
Registered address	:	33 Shah Ali Tower, Karwan Bazar, 10th Floor, Dhaka, Bangladesh
Authorized share capital	:	BDT 50,000
Issued share capital	:	BDT 50,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	KPMG
Accounting reference date	:	Jan – Dec
Tax residency	:	Bangladesh
Company name	:	Httpool BY LLC
Company number	:	193560536
Date and place of incorporation	:	June 17, 2021; Belarus
Registered address	:	Logoiskii tract 22A, premises 171, office 4, 220090 Minsk, Belarus
Authorized share capital	:	BYN 24,866

Issued share capital	:	BYN 24,866
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Not decided yet
Accounting reference date	:	Jan – Dec
Tax residency	:	Belarus
Company name	:	Httpool Bulgaria EOOD
Company number	:	BG175387409
Date and place of incorporation	:	October 25, 2008; Bulgaria
Registered address	:	104 Academic Ivan Evstratiev Geshov bul., office 3, Krasno Selo Region, 1612 Sofia, Bulgaria
Authorized share capital	:	BGN 5.000
Issued share capital	:	BGN 5.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Bulgaria
Company name	:	HTTPOOL (CAMBODIA) CO., LTD.
Company number	:	00051326
Date and place of incorporation	:	February 19, 2020 Cambodia
Registered address	:	No. 82DE0, Street No. 426, Phum 4, Tuol Tumpung Pir, Chamkar Mon, Phnom Penh, Cambodia
Authorized share capital	:	HKR 120,000,000 equivalent: US$30,000
Issued share capital	:	HKR 120,000,000 equivalent: US$30,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO

Accounting reference date	:	Jan – Dec
Tax residency	:	Cambodia
Company name	:	Httpool A.S.
Company number	:	28537190
Date and place of incorporation	:	February 27, 2009; Czech Republic
Registered address	:	Rižská 1492/2, Hostivař, 10200 Prague, Czech Republic
Authorized share capital	:	CZK 2,000,000
Issued share capital	:	CZK 2,000,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Czech Republic
Company name	:	Noovo Internet d.o.o.
Company number	:	80673828
Date and place of incorporation	:	May 9, 2008; Croatia
Registered address	:	Draškovićeva 29, 10000 Zagreb, Croatia
Authorized share capital	:	HRK 20.000
Issued share capital	:	HRK 20.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Croatia
Company name	:	Httpool Denmark ApS
Company number	:	42170976
Date and place of incorporation	:	March 1, 2021; Denmark
Registered address	:	Pilestræde 58, 1112 København, Denmark
Authorized share capital	:	DKK 40.000

Issued share capital	:	DKK 40.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Denmark
Company name	:	Httpool Baltics OU
Company number	:	12513561
Date and place of incorporation	:	July 31, 2013; Estonia
Registered address	:	Pärnu mnt 31-65, Tallinn, 10119, Estonia
Authorized share capital	:	EUR 2.500
Issued share capital	:	EUR 2.500
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Estonia
Company name	:	Httpool OY
Company number	:	3103847-4
Date and place of incorporation	:	December 11, 2019; Finland
Registered address	:	c/o Asianajotsto Waselius&Wist Oy Eteläesplanadi 24 A 00130 Helsinki, Finland
Authorized share capital	:	0
Issued share capital	:	0
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Finland

Company name	:	Httpool Hellas M.IKE
Company number	:	134184103000
Date and place of incorporation	:	April 16, 2015; Greece
Registered address	:	172, Kifisias Av, Maroysi, Attiki 15126, Greece
Authorized share capital	:	EUR 3.000
Issued share capital	:	EUR 3.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Greece
Company name	:	Httpool Asia Limited
Company number	:	50461109-000-03-19-3
Date and place of incorporation	:	March 23, 2009; Hong Kong
Registered address	:	9/F, Kai Tak Commercial Building, 66-72 Stanley Street Central, Hong Kong
Authorized share capital	:	HKD 50,000.00
Issued share capital	:	HKD 50,000.00
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Hong Kong
Company name	:	Httpool Hungary Kft
Company number	:	01-09-287647
Date and place of incorporation	:	September 14, 2017; Hungary
Registered address	:	Leonardo da Vinci u.41. 2.em.1., 1082 Budapest, Hungary
Authorized share capital	:	HUF 3,325,000
Issued share capital	:	HUF 3,325,000
Shareholder	:	Httpool Holdings UK Limited

Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Hungary
Company name	:	Httpool Digital Private Limited
Company number	:	U72900MP2010FTC024043
Date and place of incorporation	:	August 2, 2010; India
Registered address	:	Registered Add: 303, Ganeshwari Apt., Manishpuri Annex, Near Saket Nagar, Indore-452001, Madhya Pradesh.
Authorized share capital	:	INR 19,800,000
Issued share capital	:	INR 19,800,000
Shareholders	:	Httpool Holdings UK Limited (99.96%); Httpool d.o.o. SLO (0.04%)
Directors	:
Auditors	:	BDO
Accounting reference date	:	April – March
Tax residency	:	India
Company name	:	PT Httpool Digital Indonesia
Company number	:	4018011731102136
Date and place of incorporation	:	February 5, 2018; Indonesia
Registered address	:

Registered Add: Satrio Tower LT 6, Unit 1, JL.Prof.DR. Satrio KAV C4, Kuningan Timur, Setiabudi, Jakarta Selatan, DKI Jakarta, Indonesia 12950.

Communication Address: DreamHub, Equity Tower 22nd Floor, Sudirman Central Business District, Lot 9, Senayan, Kebayoran Baru, Indonesia

Authorized share capital	:	RP 2.500.000.000
Issued share capital	:	RP 2.500.000.000
Shareholders	:	Httpool Digital Malaysia (51%); PT Cahaya Utara Group (49%)
Directors	:	A (nominee director)
Auditors	:	Group BDO (UK)

Accounting reference date	:	Jan – Dec
Tax residency	:	Indonesia
Company name	:	Httpool Kazakhstan LLC
Company number	:	210440004882
Date and place of incorporation	:	April 5, 2021; Kazakhstan
Registered address	:	Medeu district, 128 Dostyk Avenue, flat 73, postal code 050051; Almaty city, Kazakhstan
Authorized share capital	:	KZT 4,310,000
Issued share capital	:	KZT 4,310,000
Shareholders	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	not defined yet
Accounting reference date	:	Jan – Dec
Tax residency	:	Kazakhstan
Company name	:	Httpool ShpK
Company number	:	70929406
Date and place of incorporation	:	February 22, 2013; Kosovo
Registered address	:	Sejdi Kryeziu 15, Pejton, Prishtinë, 10000, Kosovo
Authorized share capital	:	EUR 5,000
Issued share capital	:	EUR 5,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	N/A
Accounting reference date	:	Jan – Dec
Tax residency	:	Kosovo
Company name	:	Httpool Lao Sole Co., Ltd.
Company number	:	01-00023887
Date and place of incorporation	:	April 28, 2020; Laos
Registered address	:	Chansavang Village, Sikhottabong District, Vientiane Capital, Lao PDR.

Authorized share capital	:	LAK 1,700,000,000
Issued share capital	:	LAK 1,700,000,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Laos
Company name	:	Httpool Latvia SIA
Company number	:	40203196695
Date and place of incorporation	:	February 21, 2019; Latvia
Registered address	:	Mūkusalas iela 41, Rīga, 1004, Latvia
Authorized share capital	:	EUR 2.800
Issued share capital	:	2.800 shares
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Latvia
Company name	:	Httpool Lithuania UAB
Company number	:	305132382
Date and place of incorporation	:	April 25, 2019; Lithuania
Registered address	:	Vilnius Street 33, Vilnius, Lithuania
Authorized share capital	:	EUR 2.800
Issued share capital	:	EUR 2.800
Shareholder	:	Httpool Holdings UK Limited
Directors	:	(proxy)
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Lithuania

Company name	:	Httpool DOOEL
Company number	:	6028268
Date and place of incorporation	:	July 18, 2005; Macedonia
Registered address	:	Bul. Partizanski Odredi 62, 1000 Skopje, North Macedonia
Authorized share capital	:	MKD 372.000
Issued share capital	:	MKD 372.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Macedonia
Company name	:	Httpool Digital Malaysia Sdn Bhd
Company number	:	1246587-M
Date and place of incorporation	:	September 13, 2017; Malaysia
Registered address	:	UNIT NO. 20-01,Level 20, Menara Centara No. 360, Jalan Tuanku Abdul Rahman, Kuala Lumpur W.P, Malaysia – 50100
Authorized share capital	:	RM 500,000
Issued share capital	:	RM 500,000
Shareholder	:	Httpool Holdings UK Limited
Directors	:	Sunny Nagpal
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Malaysia
Company name	:	HTTPOOL Myanmar Limited
Company number	:	123723325
Date and place of incorporation	:	December 4, 2019; Myanmar
Registered address	:	No. 520, Kabar Aye Pagoda Road, Rm. 206, Excel Tower, 2nd Floor, Bahan Township, Yangon, Myanmar
Authorized share capital	:	N/A

Issued share capital	:	N/A
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Oct – Sept
Tax residency	:	Myanmar
Company name	:	Httpool Norway AS
Company number	:	926 292 285
Date and place of incorporation	:	December 9, 2020; Norway
Registered address	:	c/o Advokatfirmaet Haavind AS, Bygdøy allé 2, 0257, Oslo, Norway
Authorized share capital	:	NOK 30.000
Issued share capital	:	NOK 30.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Norway
Company name	:	Httpool Polska sp. Z.o.o.
Company number	:	146241816
Date and place of incorporation	:	August 3, 2012; Poland
Registered address	:	Krucza 16/22, 00-526 Warsaw, Poland
Authorized share capital	:	ZL 5.000
Issued share capital	:	ZL 5.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Previous years Group BDO (UK)/audit for 2021 will be BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Poland

Company name	:	Httpool Online & Mobile Advertising Srl
Company number	:	J40/6475/2003
Date and place of incorporation	:	May 15, 2003; Romania
Registered address	:	55 Panait Istrati, 1st District, Bucharest, Romania
Authorized share capital	:	LEI 70.000
Issued share capital	:	LEI 70.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Romania
Company name	:	Httpool LLC
Company number	:	1127746057185
Date and place of incorporation	:	February 2, 2012; Russia
Registered address	:	Room 51-73, 1, 2, house 6 build 2, Turchaninov pereulok, Moscow, Russian Federation, 119034
Authorized share capital	:	RUB 10.000
Issued share capital	:	RUB 10.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Russia
Company name	:	Httpool d.o.o.
Company number	:	20028416
Date and place of incorporation	:	March 26, 2005; Serbia
Registered address	:	Požarevačka 19-21, 11000 Beograd, Serbia
Authorized share capital	:	RSD 1.209.139,00
Issued share capital	:	RSD 1.209.139,00
Shareholder	:	Httpool Holdings UK Limited

Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Serbia
Company name	:	Httpool d.o.o.
Company number	:	1554301000
Date and place of incorporation	:	August 9, 2000; Slovenia
Registered address	:	Tacenska cesta 26, 1210 Ljubljana – Šentvid, Slovenia
Authorized share capital	:	EUR 25.258
Issued share capital	:	EUR 25.258
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO
Accounting reference date	:	Jan – Dec
Tax residency	:	Slovenia
Company name	:	Httpool Digital Pte. Ltd.
Company number	:	202120471G
Date and place of incorporation	:	June 10, 2021; Singapore
Registered address	:	24 Raffles, Place #15-00, Clifford - centre, Singapore
Authorized share capital	:	USD 10.000
Issued share capital	:	USD 10.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:	n (nominee director)
Auditors	:	Not decided yet
Accounting reference date	:	Jan – Dec
Tax residency	:	Singapore
Company name	:	Httpool Digital Marketing FZE
Company number	:	14890

Date and place of incorporation	:	May 8, 2016; UAE
Registered address	:	ELOB Office E-23G-14, Hamriyah Free Zone, Sharjah, UAE
Authorized share capital	:	AED 25.000
Issued share capital	:	AED 25.000
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BLS
Accounting reference date	:	Apr – Mar
Tax residency	:	UAE
Company name	:	LLC “HTTPOOL UKRAINE”
Company number	:	38871224
Date and place of incorporation	:	October 10, 2017; Ukraine
Registered address	:	Velyka Vasylkivska street 2, 01004, Kyiv, Ukraine
Authorized share capital	:	UAH 20.000,00
Issued share capital	:	UAH 20.000,00
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	Group BDO (UK)
Accounting reference date	:	Jan – Dec
Tax residency	:	Ukraine
Company name	:	Httpool AB
Company number	:	556952-5693
Date and place of incorporation	:	December 9, 2013; Sweden
Registered address	:	Malmskillnadsgatan 32, 111 51 Stockholm, Sweden
Authorized share capital	:	EUR 50.000
Issued share capital	:	500 shares
Shareholder	:	Httpool Holdings UK Limited
Directors	:
Auditors	:	BDO

Accounting reference date	:	Jan – Dec
Tax residency	:	Sweden
Company name	:	Social Snack, S.L.
Company number	:	TBD
Date and place of incorporation	:	29 June 2021; Spain
Registered address	:	Calle Compostela, 8-4 izquierda, La Coruña, Spain
Authorized share capital	:	EUR 3.000
Issued share capital	:	EUR 3.000
Shareholder	:	Neokei S.A.
Directors	:	Bruno Mauricio Libonatti
Auditors	:	TBD
Accounting reference date	:	Jan – Dec
Tax residency	:	Spain

Schedule 4

Pre-Completion Conditions

Part 1

Non-Regulatory Pre-Completion Conditions

1.	Connect Ads having declared each of the Connect Ads Permitted Dividends.

2.	A15 having delivered to IMS:

(i)	a copy of an executed amended shareholders’ agreement (in the agreed form agreed between the Parties to this Agreement) in relation to Genart Medya Reklamcilik İletişim Ticaret A.Ş., which shall include a waiver of the right of first refusal and consent to the Transaction from Cemal Burak Yilmaz;

(ii)	a copy of the executed shareholders’ agreement between Connect Ads and Cemal Burak Yilmaz (in the form agreed between the Parties to this Agreement) in relation to Connect Ads Italy; and

(iii)	a copy of quota-holders’ ledger of each of 4G for Advanced Technology LLC and Techno Dev LLC.

3.	The Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement having been agreed by each of the parties thereto, and in each case, such agreement being in a form reasonably acceptable to A15.

4.	The form of the Connect Ads Shareholders’ Agreement (the “Agreed Form Connect Ads Shareholders’ Agreement”) having been agreed by the Parties thereto, and such agreement being in a form reasonably acceptable to A15.

5.	The memorandum and articles of association (or equivalent constitutional documents) of Aleph Cayman being in a form reasonably acceptable to A15.

6.	A15 and IMS having agreed the format, and the specific accounting policies to be used in the preparation, of the consolidated financial statements for the IMS Group (including the standalone financial statements for each member of the IMS Group) to be delivered by Aleph Cayman to A15 in accordance with Clause 14.3.

7.	A15 and IMS having agreed the format, and the specific accounting policies to be used in the preparation, of the consolidated financial statements for the Connect Ads Group (including the standalone financial statements for each member of the Connect Ads Group) to be delivered by Aleph Cayman to A15 in accordance with Clause 14.3.

8.	The Twitter Agreements being in full force and effect, no Twitter Agreement having a term which expires prior to Completion, no written notice of termination having been served under any Twitter Contract and A15 having delivered to IMS complete and accurate copies of the Twitter Agreements.

9.	Written approval of CVC, pursuant to and in accordance with section 6.2(i) of the Aleph Cayman Shareholders’ Agreement and article 61(i) of Aleph Cayman’s memorandum and articles of association.

10.	A waiver by each shareholder of Aleph Cayman of its rights of pre-emption under section 8.13 of Aleph Cayman Shareholders’ Agreement.

Part 2

Regulatory Pre-Completion Conditions

1.	Merger control clearance pursuant to Article 7 of the Saudi Competition Law having been received from the Saudi General Authority for Competition in respect of the transactions contemplated by this Agreement, or any appropriate waiting periods (including any extensions) having expired, lapsed or been terminated (as appropriate).

2.	Merger control clearance pursuant to the Turkish Merger Approval Communiqué, having been received from the Turkish Competition Board respectively in respect of the transactions contemplated by this Agreement, or any appropriate waiting periods (including any extensions) having expired, lapsed or been terminated (as appropriate).

Part 3

DMCCA Pre-Completion Condition

1.	The DMCCA having approved the sale and purchase of the Sale Shares and Swap Shares.

Part 4

No Injunction Pre-Completion Condition

1.	No injunction, restraining order or other order or any other legal or regulatory restraint or prohibition having been issued or made by any court of competent jurisdiction or any other person which prevents the consummation of the transactions contemplated by this Agreement.

Schedule 5

Completion Arrangements

Part 1

A15’s Obligations

At Completion A15 shall:

1.	procure that a meeting of the board of Connect Ads is held at which:

1.1	the sale of the Sale Shares to Httpool be approved;

1.2	the sale of the Swap Shares to Aleph Cayman be approved;

1.3	new directors shall be appointed in accordance with Httpool’s nominations;

1.4	the resignations of the directors and Connect Ads Auditors referred to in paragraphs 6.1 and 6.2 below shall be tendered and accepted with effect from the close of the meeting; and

2.	(or its authorized representative carrying with them their original passport and/or UAE identification card (if applicable in the latter case)) shall:

2.1	attend the DMCCA to deliver to the DMCCA the:

(a)	original memorandum and articles of association of A15;

(b)	original board resolution referred to in Clause 6.3(a)(i) (Pre-Completion Arrangements); and

(c)	original of any other document requested of A15 by the DMCCA;

2.2	sign and deliver to the DMCCA the share transfer form and the revised memorandum and articles of Connect Ads to effect the transfer of the Sale Shares from A15 to Httpool for the purpose of the Commercial Registration; and

2.3	sign and deliver to the DMCCA the share transfer form and the revised memorandum and articles of Connect Ads to effect the transfer of the Swap Shares from A15 to Aleph Cayman for the purpose of the Commercial Registration; and

3.	deliver to Httpool and Aleph Cayman or Httpool’s Lawyers:

3.1	an original counterpart of the Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement, duly executed by A15;

3.2	an original counterpart of the Connect Ads Shareholders’ Agreement duly executed by A15 and Connect Ads;

4.	deliver to Httpool:

4.1	a certified copy of the minutes of the meeting of the board of directors of A15 authorizing the execution of this Agreement and the other Transaction Documents to which A15 is a party; and

4.2	a certified copy of the power of attorney under which any document to be delivered to Httpool has been executed;

4.3	a certified copy of the minutes of the meeting of the board of directors of Connect Ads referred to in paragraph 1 above;

4.4	resolution approved by, the DMCCA to effect the change in directors of Connect Ads required by Clauses 6.3(a)(i) (Pre-Completion Arrangements) and 6.3(b)(i) (Pre-Completion Arrangements);

5.	deliver to Aleph Cayman:

5.1	a certified copy of the minutes of the meeting of the board of directors of A15 authorizing the execution of this Agreement and the other Transaction Documents to which A15 is a party;

5.2	a certified copy of any power of attorney under which any document to be delivered to Aleph Cayman has been executed;

5.3	a certified copy of the minutes of the meeting of the board of directors of Connect Ads referred to in paragraph 1 above;

6.	deliver to Httpool and Aleph Cayman (to the extent not already in the possession of the Connect Ads Group):

6.1	written resignations in the agreed terms to take effect from Completion of up to four (4) directors of Connect Ads and such directors of each member of the Connect Ads Group as Aleph Cayman shall notify to A15 in writing not less than five (5) Business Days prior to the Completion Date, in each case executed as a deed; and

6.2	written resignations from the Connect Ads Auditors, together with such further documents or confirmations, if any, as are needed to effect a valid and legally-binding resignation and satisfy all applicable legal and regulatory requirements in relation to that resignation;

7.	deliver to Httpool and Aleph Cayman a copy of all bank statements of each Connect Ads Group Company dated not earlier than three (3) Business Days prior to the Completion Date.

Part 2

Aleph Cayman’s Obligations

At Completion, Aleph Cayman shall:

1.	procure that a board meeting of Aleph Cayman is held at which:

1.1	the allotment and issue to A15 of the Consideration Shares in accordance with this Agreement is approved; and

1.2	it shall be resolved to enter A15 in the register of members as a holder of the Consideration Shares and to issue a share certificate(s) to A15 in respect of the Consideration Shares; and

2.	(or its authorized representative carrying with them their original passport and UAE identification card (if applicable in the latter case)) shall:

2.1	attend the DMCCA to deliver to the DMCCA the original of any other document requested of Aleph Cayman by the DMCCA other than those mentioned under Clauses 6.3(c)(i) (Pre-Completion Arrangements) to 6.3(c)(vi) (Pre-Completion Arrangements); and

2.2	sign and deliver to the DMCCA each of the share transfer form and the memorandum and articles of association (as amended and restated) of Connect Ads to effect the transfer of the Swap Shares from A15 to Aleph Cayman for the purpose of the Commercial Registration; and

3.	deliver to A15 or A15’s Lawyers:

3.1	a certified copy of the minutes of the meeting of the board of directors of Aleph Cayman referred to in paragraph 1, which also authorizes the execution of this Agreement and the other Transaction Documents to which Aleph Cayman is a party;

3.2	an original counterpart of the Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement, duly executed by Aleph Cayman and all existing shareholders of Aleph Cayman;

3.3	a certified copy of the minutes of the meeting of the board of directors of each of Aleph, Akuma, Sony, CVC and Aleph Cayman authorizing the execution of the Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement;

3.4	the memorandum and articles of association (as amended and restated) (or equivalent constitutional documents) of Aleph Cayman reflecting the provisions of the Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement,

3.5	a certified copy of each power of attorney under which any document to be delivered to A15 has been executed;

3.6	the share certificate(s) for the Consideration Shares;

3.7	such waivers, consents, corporate approvals and other documents as A15 may require to enable A15, or such other person as A15 may nominate, to be registered as a holder of the Consideration Shares;

3.8	an original counterpart of the Connect Ads Shareholders’ Agreement duly executed by Aleph Cayman.

Part 3

Httpool’s Obligations

At Completion, Httpool shall:

1.	(or its authorized representative carrying with them their original passport and UAE identification card (if applicable in the latter case)) shall:

1.1	attend the DMCCA to deliver to the DMCCA the original of any other document requested of Httpool by the DMCCA other than those mentioned under Clauses 6.3(b)(i) (Pre-Completion Arrangements) to 6.3(b)(v) (Pre-Completion Arrangements); and

1.2	sign and deliver to the DMCCA each of the share transfer form and the revised memorandum and articles of Connect Ads to effect the transfer of the Sale Shares from A15 to Httpool for the purpose of the Commercial Registration; and

2.	deliver to A15 or A15’s Lawyers:

2.1	a certified copy of the minutes of the meeting of the board of directors of Httpool authorizing the execution of this Agreement and the other Transaction Documents to which Httpool is a party;

2.2	a certified copy of each power of attorney under which any document to be delivered to Httpool has been executed;

2.3	an original counterpart of the Connect Ads Shareholders’ Agreement duly executed by Httpool; and

2.4	the revised memorandum of association of Connect Ads reflecting the provisions of the Connect Ads Shareholders’ Agreement, to the extent permitted by the DMCCA.

Part 4

IMS’s Obligations

At Completion, IMS shall:

1.	deliver to A15 or A15’s Lawyers:

1.1	a certified copy of the minutes of the meeting of the board of directors of IMS authorizing the execution of this Agreement and the other Transaction Documents to which IMS is a party;

1.2	a certified copy of each power of attorney under which any document to be delivered to IMS has been executed.

Schedule 6

Earn Outs

1.	Earn Out Amount 1 – Facebook / Google Contract

1.1	If at any time during the period commencing on the Completion Date and ending on the second (2nd) anniversary of the Completion Date (the “Earn Out 1 Period”), any Connect Ads Group Company enters into an agreement for reselling digital media advertisements with either Facebook or Google in any Relevant Territory (the “Connect Ads Contract”), Aleph Cayman shall immediately notify A15 in writing and deliver a copy of the Connect Ads Contract to an A15-nominated director of Connect Ads.

1.2	If paragraph 1.1 applies:

(a)	if the Connect Ads Contract is entered into on or prior to the date falling fifteen (15) months after the Completion Date, Aleph Cayman shall, within ten (10) Business Days of the date falling twelve (12) months after the date of entry into the Connect Ads Contract, deliver to A15 a written notice specifying:

(i)	the total revenue earned by the relevant IMS Group Company pursuant to the terms of the Connect Ads Contract in each calendar month from the date of the execution of such contract until the date of such notice; and

(ii)	Earn Out Amount 1, calculated in accordance with paragraph 1.3;

(b)	if the Connect Ads Contract is entered into following the date falling fifteen (15) months after the Completion Date and prior to the second (2nd) anniversary of the Completion Date, Aleph Cayman shall, within ten (10) Business Days of the date falling twenty-seven (27) months after the Completion Date, deliver to A15 a written notice specifying:

(i)	the total revenue earned by the relevant IMS Group Company pursuant to the terms of the Connect Ads Contract in each calendar month from the date of the execution of such contract until the date of such notice; and

(ii)	Earn Out Amount 1, calculated in accordance with paragraph 1.3, (the “Earn Out 1 Statement”).

1.3	Earn Out Amount 1 shall be the amount, in US$, determined as follows:

(a)	if the amount of the Potential Opportunity is equal to or greater than US$20,000,000, Earn Out Amount 1 shall be US$0; and

(b)	if the Potential Opportunity is less than twenty million US$20,000,000 but greater than zero, Earn Out Amount 1 shall be calculated as follows:

Earn Out Amount 1 = ((A – B) / A) x C

where:

“A” = US$20,000,000;

“B” = the Potential Opportunity; and

“C” = US$1,110,410; or

(c)	if no Connect Ads Contract is executed during the Earn Out 1 Period, Earn Out Amount 1 shall be US$1,110, 410.

1.4	For the purposes of paragraph 1.3(a) and (b), the Potential Opportunity shall be an amount, in US$, determined as follows:

(a)	if paragraph 1.2(a) applies, the Potential Opportunity shall be an amount, in US$, equal to the total revenue earned in the final three (3) months of the first year of such contract multiplied by four (4); or

(b)	if paragraph 1.2(b) applies, then the Potential Opportunity shall be an amount, in US$, equal to the total revenue earned during the period commencing on the second (2nd) anniversary of the Completion Date and ending on the date falling twenty-seven (27) months after the Completion Date multiplied by four (4).

1.5	Within ten (10) Business Days after the date on which the Earn Out 1 Statement is delivered in accordance with paragraph 1.2, the Parties shall deliver joint written instructions to the Escrow Agent and shall procure that the Escrow Agent releases Earn Out Amount 1 from Escrow Account 1 to A15 and the balance of Escrow Account 1 (if any) to Httpool.

2.	Earn Out Amount 2 – Connect Ads Outstanding Receivables

2.1	If at any time during the period commencing on the Completion Date and ending on the first (1st) anniversary of the Completion Date (the “Earn Out 2 Period”), Connect Ads collects any of the Connect Ads Outstanding Receivables, Aleph Cayman shall immediately notify A15 in writing of such amount.

2.2	If paragraph 2.2 applies, Aleph Cayman shall, within ten (10) Business Days of the end of the Earn Out 2 Period, deliver to A15 a written notice specifying:

(a)	the Connect Ads Final 2018 Outstanding Receivables (together with a complete list of all of the receivables included within such amount);

(b)	the Connect Ads Final 2019 Outstanding Receivables (together with a complete list of all of the receivables included within such amount); and

(c)	Earn Out Amount 2 calculated in accordance with paragraph 2.3, (the “Earn Out 2 Statement”).

Earn Out Amount 2

2.3	Earn Out Amount 2 shall be the amount, in US$, determined in accordance with the following formula:

A = [((((B – C) x 8) + (D – E)) x 0.51) + ((((B – C) x 6.5) + (D – E)) x 0.35)]

where:

“A” = Earn Out Amount 2;

“B” = the Connect Ads Preliminary 2019 Outstanding Receivables;

“C” = the Connect Ads Final 2019 Outstanding Receivables;

“D” = the Connect Ads Preliminary 2018 Outstanding Receivables; and

“E” = the Connect Ads Final 2018 Outstanding Receivables.

2.4	Within ten (10) Business Days after the date on which the Earn Out 2 Statement is delivered in accordance with paragraph 2.2, the Parties shall deliver joint written instructions to the Escrow Agent and shall procure that the Escrow Agent releases Earn Out Amount 2 from Escrow Account 2 to A15 and the balance of Escrow Account 2 (if any) to Httpool.

2.5	Each Party undertakes to the others that during the Escrow Period it shall act in good faith in relation to the collection of the Connect Ads Outstanding Receivables and confirms that it shall: (a) not take any action during the Escrow Period that could reasonably be expected to frustrate the collection of the Connect Ads Outstanding Receivables; or (b) otherwise seek to unduly influence a decision by a customer to pay one invoice from Connect Ads over another to its own benefit.

3.	Information Access Rights

3.1	Aleph Cayman shall, without delay, supply to A15 (or otherwise procure the supply of) all information necessary for A15 to verify any amounts that may be payable with respect to Earn Out Amount 1 or Earn Out Amount 2, including, without limitation:

(a)	annual accounts on a consolidated basis for the Connect Ads Group;

(b)	the annual budget for the Connect Ads Group;

(c)	unaudited semi-annual and quarterly accounts for the Connect Ads Group;

(d)	all information granted to the lenders of the Connect Ads Group; and

(e)	all such other information as A15 may reasonably request in order verify any amounts that may be payable with respect to Earn Out Amount 1 or Earn Out Amount 2.

3.2	Aleph Cayman shall without delay provide to A15 (or otherwise procure the provision of) all such information that A15 reasonably requests in order to verify any amounts payable with respect to Earn Out Amount 1 or Earn Out Amount 2.

4.	Worked Examples

Annex 1 to this Schedule provides worked examples of each of the calculations referred to in paragraph 2. Such worked examples are non-binding and for illustrative purposes only.

Annex 1

Earn Out Amount 2 – Worked Examples

Schedule 7

A15 Put Option

1.	Definitions

1.1	For the purposes of this Schedule 7 (A15 Put Option):

“Aleph Cayman Change of Control” means Aleph and Httpool collectively ceasing to hold directly or indirectly at least 50.1% of the entire issued share capital of Aleph Cayman on a Fully-Diluted Basis other than as a result of a Qualifying IPO;

“Aleph Cayman Change of Control Multiple” means:

(a)	in the case of an Aleph Cayman Change of Control which occurs as a result of the exercise by CVC of the CVC Call Option, 8.5 or any other multiple agreed in writing between A15 and Aleph Cayman; and

(b)	in the case of any other Aleph Cayman Change of Control, the ratio of:

(i)	the enterprise value of Aleph Cayman; to

(ii)	if:

(A)	the Aleph Cayman Change of Control occurs prior to Completion, the Put Option IMS EBITDA; or

(B)	If the Aleph Cayman Change of Control occurs after Completion, the Put Option Connect Ads EBITDA plus the Put Option IMS EBITDA,

used to determine/derived from the consideration payable in respect of the transaction or series of related transactions that results in the Aleph Cayman Change of Control;

“Change in CEO” means Christian Gaston Taratuta ceasing to be the CEO of Aleph Cayman;

“Change in CEO Multiple” means 8.5 or any other multiple agreed in writing between A15 and Aleph Cayman;

“CVC Call Option” means the call option granted to CVC pursuant to clause 9 (Buyer Value Protection) of the CVC SPA

“Draft Put Option Statement” has the meaning given in paragraph 2.4 of this Schedule 7 (A15 Put Option);

“Expert” has the meaning given to it in paragraph 3.1 of this Schedule 7 (A15 Put Option);

“Put Option” has the meaning given in paragraph 2.1 of this Schedule 7 (A15 Put Option);

“Put Option Accounts” means the Put Option Connect Ads Accounts and the Put Option IMS Accounts;

“Put Option Completion Date” has the meaning given in paragraph 2.17 of this Schedule 7 (A15 Put Option);

“Put Option Connect Ads Accounts” means, unless otherwise agreed in writing between A15 and Aleph Cayman, the most recent consolidated financial statements of the Connect Ads Group delivered by Aleph Cayman to A15 in accordance with Clause 14.3 prior to the occurrence of the relevant Put Option Trigger Event;

“Put Option Connect Ads Cash” means, in relation to the Connect Ads Group, and as specified in the Put Option Connect Ads Accounts, the aggregate of its cash in hand or credited to any account with any banking, financial, acceptance credit, lending or other similar institution or organisation, less:

(a)	any cash which, is not capable of being lawfully spent, paid, distributed, loaned or released by a Connect Ads Group Company from the jurisdiction in which it is situated including (within 90 calendar days), without limitation, any cash deposits with banks, rent deposits or any other cash held as collateral in respect of obligations of any party and any withholding tax in respect of which a refund has not been or will not be obtained; and

(b)	the aggregate cash value of any declared but unpaid dividends and other distributions attributable to the shares in the share capital of Connect Ads, to the extent that a member of the A15 Group is entitled to receive the relevant dividend or other distribution after the Put Option Reference Date and that dividend or other distribution is not a Connect Ads Permitted Dividend or forms part of the Put Option Connect Ads Indebtedness;

“Put Option Connect Ads EBITDA” means the consolidated earnings before interest, tax, depreciation and amortization of the Connect Ads Group as at the Put Option Reference Date determined on the basis of the Put Option Connect Ads Accounts;

“Put Option Connect Ads Indebtedness” means, in relation to the Connect Ads Group, and as specified in the Put Option Connect Ads Accounts, the aggregate of:

(a)	all borrowings, and indebtedness in the nature of borrowings, of the Connect Ads Group (including by way of net debit balances, loan stocks, bonds, debentures, notes, commercial paper, finance leases or similar) owed to any banking, financial, acceptance credit, lending or other similar institution or organization, to a member of the A15 Group, the Aleph Group or any other person, and any accrued and outstanding interest thereon; and

(b)	all indebtedness of the Connect Ads Group for unsatisfied deferred purchase consideration in respect of shares, assets or businesses owed to any person that is not a member of the Connect Ads Group;

“Put Option Connect Ads Net Debt” means the Put Option Connect Ads Cash minus the Put Option Connect Ads Indebtedness;

“Put Option Consideration Shares” means the number of newly issued ordinary shares in the share capital of Aleph Cayman determined in accordance with paragraph 2.14 of this Schedule 7 (A15 Put Option) and specified in the Put Option Statement;

“Put Option Consideration Shares Percentage” has the meaning given in paragraph 2.13 of this Schedule 7 (A15 Put Option);

“Put Option Exercise Notice” means a notice substantially in the form set out in Annex 2 to this Schedule 7 (A15 Put Option);

“Put Option IMS Accounts” means, unless otherwise agreed in writing between A15 and Aleph Cayman, the most recent consolidated financial statements of the IMS Group delivered by Aleph Cayman to A15 in accordance with Clause 14.3 prior to occurrence of the relevant Put Option Trigger Event;

“Put Option IMS Cash” means, in relation to the IMS Group, and as specified in the Put Option IMS Accounts, the aggregate of its cash in hand or credited to any account with any banking, financial, acceptance credit, lending or other similar institution or organisation, less:

(a)	any cash which, is not capable of being lawfully spent, paid, distributed, loaned or released by an IMS Group Company from the jurisdiction in which it is situated including (within 90 calendar days), without limitation, any cash deposits with banks, rent deposits or any other cash held as collateral in respect of obligations of any party and any withholding tax in respect of which a refund has not been or will not be obtained;

(b)	the aggregate cash value of any declared but unpaid dividends and other distributions attributable to the shares in the share capital of Aleph Cayman, to the extent that a shareholder of Aleph Cayman is entitled to receive the relevant dividend or other distribution after the Put Option Reference Date and that dividend or other distribution is not an IMS Permitted Dividend or forms part of the IMS Indebtedness; and

(c)	if the relevant Put Option Trigger Event occurs after Completion, the Put Option Connect Ads Cash;

“Put Option IMS EBITDA” means the consolidated income from operations under US GAAP (excluding, the Connect Ads Group) less depreciation and amortization and adjusted (add back) for lease expenses as per IFRS 16 of the IMS Group as at the Put Option Reference Date determined on the basis of the Put Option IMS Accounts;

“Put Option IMS Indebtedness” means, in relation to the IMS Group, and as specified in the Put Option IMS Accounts, the aggregate of:

(a)	all borrowings, and indebtedness in the nature of borrowings, of the IMS Group (including by way of net debit balances, loan stocks, bonds, debentures, notes, commercial paper, finance leases or similar) owed to any banking, financial, acceptance credit, lending or other similar institution or organization, to a member of the Aleph Group or any other person, and any accrued and outstanding interest thereon; and

(b)	all indebtedness of the IMS Group for unsatisfied deferred purchase consideration in respect of shares, assets or businesses owed to any person that is not a member of the IMS Group (including, for the avoidance of doubt, the Akuma Outstanding Amount to the extent it remains outstanding at the relevant time), but, if the relevant Put Option Trigger Event occurs after Completion, excluding the Put Option Connect Ads Indebtedness;

“Put Option IMS Net Debt” means the Put Option IMS Cash minus the Put Option IMS Indebtedness;

“Put Option Non-Acceptance Notice” has the meaning given in paragraph 2.5(b) of this Schedule 7 (A15 Put Option);

“Put Option Period” means:

(a)	if the Connect Ads Put Option Trigger Event is a Qualifying IPO, the period:

(i)	commencing on the later of:

(A)	the date on which the Put Option Statement in respect of such Put Option Trigger Event is agreed or determined in accordance with paragraph 2.8 of this Schedule 7 (A15 Put Option); and

(B)	the Completion Date; and

(ii)	ending forty (40) Business Days thereafter;

(b)	if the Connect Ads Put Option Trigger Event is an Aleph Cayman Change of Control, the period:

(i)	commencing on the later of:

(A)	the date on which the Put Option Statement in respect of such Put Option Trigger Event is agreed or determined in accordance with paragraph 2.8 of this Schedule 7 (A15 Put Option); and

(B)	the Completion Date; and

(ii)	ending forty (40) Business Days thereafter; or

(c)	if the Connect Ads Put Option Trigger Event is a Change in CEO, the period:

(i)	commencing on the later of:

(A)	the date on which the Put Option Statement in respect of such Put Option Trigger Event is agreed or determined in accordance with paragraph 2.8 of this Schedule 7 (A15 Put Option); and

(B)	the Completion Date; and ending forty (40) Business Days thereafter; or

(d)	if the Connect Ads Put Option Trigger Event is the second (2nd) anniversary of the Completion Date, the period:

(i)	commencing on the date on which the Put Option Statement in respect of such Put Option Trigger Event is agreed or determined in accordance with paragraph 2.8 of this Schedule 7 (A15 Put Option); and

(ii)	ending forty (40) Business Days thereafter;

“Put Option Reference Date” means the last day of the accounting reference period covered by the Put Option Accounts;

“Put Option Shares” has the meaning given in paragraph 2.1 of this Schedule 7 (A15 Put Option);

“Put Option Statement” has the mean in given in paragraph 2.4 of this Schedule 7 (A15 Put Option);

“Put Option Trigger Event” means:

(a)	a Qualifying IPO;

(b)	an Aleph Cayman Change of Control;

(c)	a Change in CEO; or

(d)	the second (2nd) anniversary of the Completion Date;

“Put Option Valuation Multiple” means:

(a)	the Qualifying IPO Multiple;

(b)	the Aleph Cayman Change of Control Multiple; or

(c)	the Change in CEO Multiple;

(d)	the Second Anniversary Multiple,

(as applicable);

“Qualifying IPO Multiple” means the ratio of:

(a)	the enterprise value of Aleph Cayman; to

(b)	if:

(i)	the Qualifying IPO occurs prior to Completion, the Put Option IMS EBITDA; or

(ii)	if the Qualifying IPO occurs after Completion, the Put Option Connect Ads EBITDA plus the Put Option IMS EBITDA,

derived from the Qualifying IPO; and

“Second Anniversary Multiple” means 8.5 or any other multiple agreed in writing between A15 and Aleph Cayman.

1.2	For the purposes of this Schedule 7 (A15 Put Option), references to:

(a)	the “Connect Ads Group” shall be deemed to include Connect Ads and all of its subsidiaries from time to time; and

(b)	the “IMS Group” shall be deemed to include Aleph Cayman and all of its subsidiaries from time to time,

in each case, including, for the avoidance of doubt any subsidiary acquired at any time after the Completion Date.

2.	Put Option

2.1	In consideration for the entry into this Agreement, Aleph Cayman grants to A15 an option (the “Put Option”) to require Aleph Cayman to purchase all (and not some only) of the remaining shares in Connect Ads held by A15 (the “Put Option Shares”) on the terms and subject to the provisions of this Schedule 7 (A15 Put Option).

2.2	Subject to paragraph 2.3 of this Schedule 7 (A15 Put Option), A15 may exercise the Put Option, once only and in respect of all and not some only of the Put Option Shares, by serving a Put Option Exercise Notice in accordance with paragraph 2.9 of this Schedule 7 (A15 Put Option).

2.3	The Put Option may only be exercised if a Put Option Trigger Event occurs.

2.4	If, at any time after the Signature Date, a Put Option Trigger Event occurs, Aleph Cayman shall within ten (10) Business Days of the date of such Put Option Trigger Event, deliver to A15 a notice in writing (the “Draft Put Option Statement”) specifying:

(a)	reasonable details of the Put Option Trigger Event, including:

(i)	in the case of a Qualifying IPO:

(A)	the Qualifying Exchange;

(B)	the number of primary shares in Aleph Cayman to be issued and sold by Aleph Cayman;

(C)	the number of secondary shares in Aleph Cayman to be sold by each shareholder in Aleph Cayman; and

(D)	the offering price per share;

(ii)	in the case of an Aleph Cayman Change of Control:

(A)	the identity of the third party purchaser;

(B)	the number of shares in Aleph Cayman to be sold by Aleph; and

(C)	the purchase price per share in Aleph Cayman (including any deferred consideration or earn-outs);

(iii)	in the case of a Change in CEO, the date on which Christian Gaston Taratuta ceased to be CEO of Aleph Cayman

(b)	the Put Option Connect Ads EBITDA;

(c)	the Put Option Connect Ads Cash;

(d)	the Put Option Connect Ads Indebtedness;

(e)	the Put Option Connect Ads Net Debt;

(f)	the Put Option IMS EBITDA;

(g)	the Put Option IMS Cash;

(h)	the Put Option IMS Indebtedness;

(i)	the Put Option IMS Net Debt;

(j)	the Put Option Valuation Multiple;

(k)	the Put Option Consideration Shares Percentage; and

(l)	the number of Put Option Consideration Shares,

and attaching complete and accurate copies of:

(a)	in the case of a Qualifying IPO, the admission document and/or prospectus;

(b)	in the case of an Aleph Cayman Change of Control, the definitive transaction documents;

(c)	the Put Option Connect Ads Accounts; and

(d)	the Put Option IMS Accounts.

The Parties acknowledge and agree that the Put Option Connect Ads EBITDA, the Put Option Connect Ads Cash, the Put Option Connect Ads Indebtedness, the Put Option Connect Ads Net Debt, the Put Option IMS EBITDA, the Put Option IMS Cash, the Put Option IMS Indebtedness and the Put Option IMS Net Debt shall exclude any inter-company transactions between the IMS Group and the Connect Ads Group other than any invoice rendered by an IMS Group Company to a Connect Ads Group Company, to recharge the cost of any media purchased by an IMS Group Company, in respect of a service rendered by such Connect Ads Group Company to a commercial partner in any Connect Ads Territory, as supported by an arms' length partner agreement.

2.5	A15 shall, within twenty (20) Business Days of receipt from Aleph Cayman of a Draft Put Option Statement, either:

(a)	confirm to Aleph Cayman in writing its acceptance of the Draft Put Option Statement; or

(b)	notify Aleph Cayman in writing of its non-acceptance of the Draft Put Option Statement (which, for the avoidance of doubt, may include its non-acceptance of the Put Option Connect Ads Accounts and/or the Put Option IMS Accounts) (a “Put Option Non-Acceptance Notice”), together with written details of each matter disputed and of its proposed modifications.

2.6	If A15 serves a Put Option Non-Acceptance Notice pursuant to paragraph 2.5(b) of this Schedule 7 (A15 Put Option), Aleph Cayman and A15 shall use all reasonable endeavours to meet and discuss the objections of A15 and to agree the adjustments (if any) required to be made to the Draft Put Option Statement within fifteen (15) Business Days after Aleph Cayman receives the Put Option Non-Acceptance Notice.

2.7	If A15 confirms its acceptance of the Draft Put Option Statement (either as originally submitted to it or with such modifications as the Parties agree) or fails to notify Aleph Cayman of its non-acceptance in accordance with paragraph 2.5(b) of this Schedule 7 (A15 Put Option), the Draft Put Option Statement (incorporating any modifications agreed in writing) shall constitute the Put Option Statement for the purposes of this Agreement, which shall be final and binding on the Parties in the absence of manifest error or fraud.

2.8	If Aleph Cayman and A15 are unable to agree the Draft Put Option Statement within fifteen (15) Business Days of Aleph Cayman’s receipt of A15’s Put Option Non-Acceptance Notice, the disputed matters may be referred for determination by an Expert appointed in accordance with paragraph 3 below.

2.9	Following the agreement or determination of the Put Option Statement (as applicable), A15 may at any time during the Put Option Period deliver a Put Option Exercise Notice to Aleph Cayman. For the avoidance of doubt, if A15 does not exercise the Put Option in respect of any Put Option Trigger Event, the Put Option shall not lapse and A15 shall be entitled to exercise the Put Option in respect of any subsequent Put Option Trigger Event, and the provisions of this Schedule 7 (A15 Put Option) shall apply in respect of any such subsequent Put Option Trigger Event.

2.10	The service of a Put Option Exercise Notice shall oblige Aleph Cayman to purchase, and A15 to sell, the Put Option Shares on the Put Option Completion Date.

2.11	Once given, a Put Option Exercise Notice may not be revoked without the written consent of Aleph Cayman.

2.12	A15 shall sell, and Aleph Cayman shall purchase, the Put Option Shares, with all rights attaching to them at Put Option Completion (including, without limitation, the right to receive all dividends and distributions declared, made or paid on or after the Put Option Completion Date) and A15 shall transfer legal and beneficial title to the Put Option Shares to Aleph Cayman free from all Encumbrances, on the terms of this Agreement.

2.13	The aggregate consideration for the sale of the Put Option Shares shall be the allotment and issuance by Aleph Cayman to A15 of new ordinary shares in the share capital of Aleph Cayman, which immediately following their allotment and issuance will constitute the percentage of the entire issued share capital of Aleph Cayman determined in accordance with the following formula (the “Put Option Consideration Shares Percentage”):

A = {0.14 x ((B x C) – D)} / {((B x C) + (E x C)) – (D + F)}

where:

“A” =   the Put Option Consideration Shares Percentage;

“B” =   the Put Option Connect Ads EBITDA;

“C” =   the Put Option Valuation Multiple;

“D” =   the Put Option Connect Ads Net Debt;

“E” =   the Put Option IMS EBITDA; and

“F” =   the Put Option IMS Net Debt.

2.14	The aggregate number of Put Option Consideration Shares shall be determined in accordance with the following formula:

A = (B / (100% – C)) x C

where:

“A” =   the number of Put Option Consideration Shares;

“B” =   the total number of shares in Aleph Cayman immediately prior to Put Option Completion; and

“C” =   the Put Option Consideration Shares Percentage.

2.15	The Put Option Consideration Shares shall be allotted and issued free from all Encumbrances and shall be credited as fully paid and shall rank pari passu in all respects with, and carry all of the rights and preferences of, the ordinary shares in the share capital of Aleph Cayman, including the right to receive all dividends, distributions, or returns of capital declared, made or paid by Aleph Cayman on or after the date on which such shares are allotted and issued.

2.16	Each of Aleph and Aleph Cayman hereby irrevocably and unconditionally waives and shall procure the waiver of any and all restrictions (including pre-emption rights) which may exist in relation to the allotment and issuance of the Put Option Consideration Shares.

2.17	The completion of:

(a)	the sale and purchase of the Put Option Shares; and

(b)	the allotment and issuance of the Put Option Consideration Shares,

2.18	shall take place at 10.00 a.m. on the date falling ten (10) Business Days after the date on which A15 delivers the Put Option Exercise Notice (the “Put Option Completion Date”) in accordance with paragraph 2.18 of this Schedule 7 (A15 Put Option) at the registered offices of Connect Ads at 306 307 Mazaya Business Avenue, BB2, Jumeirah Lakes Towers, Dubai, UAE or such other time, date and/or place as is agreed in writing by the Parties. The provisions of Clauses 2 (Sale and Purchase of the Sale Shares and the Swap Shares) and 7.1 (Completion) and paragraphs 1.1, 1.2 and 3.4 of Part 2 of Schedule 5 (Completion Arrangements) shall apply mutatis mutandis to the sale and purchase of the Put Option Shares and the allotment and issuance of the Put Option Consideration Shares.

2.19	Aleph Cayman shall at all times maintain a standing authority to allot and issue new ordinary shares in Aleph Cayman representing not less than 10% of the entire issued share capital of Aleph Cayman in accordance with the provisions of this Schedule 7 (A15 Put Option).

2.20	Annex 1 to this Schedule provides worked examples of each of the calculations referred to in paragraph 2. Such worked examples are non-binding and for illustrative purposes only.

3.	Disputes

3.1	If Aleph Cayman and A15 are unable to agree the Put Option Statement, within fifteen (15) Business Days of Aleph Cayman’s receipt of A15’s Put Option Non-Acceptance Notice, the disputed matters may be referred for determination by either Aleph Cayman or A15 to Ernst & Young or, if Ernst & Young is unable or unwilling to act, an independent reputable firm of accountants of international standing to be agreed by Aleph Cayman and A15 in writing or, failing such agreement, appointed by the President for the time being of the Institute of Chartered Accountants in England and Wales (the “Expert”).

3.2	The following provisions shall apply in relation to the Expert:

(a)	within ten (10) Business Days of the Expert’s appointment, A15 and Aleph Cayman shall each prepare a statement in writing on the disputed matters which (together with the relevant supporting documents) shall be submitted to the Expert and simultaneously copied to the other Party;

(b)	each of A15 and Aleph Cayman shall be entitled to comment in writing once only on the other’s submission by written notice to the Expert no later than five (5) Business Days after receiving that submission, following which neither Party shall be entitled to make further statements or submissions other than in response to a request from the Expert;

(c)	in making its decision in relation to the dispute, the Expert shall be directed to apply:

(i)	such terms of reference as are submitted jointly to it by the Parties in writing any time prior to its final decision in relation to the dispute; and

(ii)	subject to paragraph 3.2(c)(i) above, such terms of reference as it deems reasonably appropriate;

(d)	in giving its determination, the Expert shall state what adjustments (if any) are necessary to the Put Option Statement in relation to the disputed matters for the purposes of this Agreement;

(e)	the Expert shall be requested to notify Aleph Cayman and A15 of its decision within thirty (30) Business Days of its appointment pursuant to this Schedule 7 (A15 Put Option), or such longer reasonable period as it may determine;

(f)	the Expert shall act as an expert (and not as an arbitrator) in making its determination; and

(g)	the Expert’s determination shall be final and binding on the Parties in the absence of manifest error or fraud and shall be applied to the Put Option Statement which, as adjusted in the manner which the Expert has determined is necessary, shall constitute the Put Option Statement for the purposes of this Agreement.

Annex 1

Put Option – Second Anniversary – Worked Examples

Annex 2

Form of Put Option Exercise Notice

To:	[Aleph Group, Inc]

[insert the Aleph Group, Inc’s address]

Date: [●]

Dear Sirs,

Put Option Shares in Aleph Group, Inc

We refer to the Amended and Restated Sale and Purchase Agreement relating to shares in Connect Ads DMCC, dated [●] 2021, between A15 Holding Netherlands B.V., Aleph Group, Inc, IMS Internet Media Services, Inc., Httpool Holdings UK Limited and Connect Ads DMCC (the “Agreement”). This is the Put Option Exercise Notice pursuant to paragraph [●] of Schedule [●] to the Agreement. Unless otherwise defined in this Put Option Exercise Notice, capitalised terms used in it shall have the meanings given to them in the Agreement.

We hereby give you notice pursuant to paragraph [●] of Schedule [●] to the Agreement of our exercise of the Put Option in relation to the Put Option Shares.

In accordance with the Agreement, the number of Put Option Shares to be acquired by you and the number of Put Option Consideration Shares to be allotted and issued by you to us is set out below.

Number of Put Option Shares to be acquired	[●]
Number of Put Option Consideration Shares to be allotted and issued	[●]

In accordance with paragraph [●] of Schedule [●] to the Agreement, Put Option Completion shall take place on the tenth (10th) Business Day following the date on which you shall be deemed to have received this Put Option Exercise Notice in accordance with Clause [●].

Yours faithfully,

For and on behalf of

A15 Holding Netherlands B.V.

[●]

Schedule 8

A15 Anti-Embarrassment Protection

Part 1

IMS Acquisition - Anti-Embarrassment Protection

1.	Definitions

1.1	For the purposes of Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection):

“Draft IMS Acquisition Statement” has the meaning given in paragraph 2.2 of Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Acquisition” has the meaning given in paragraph 2.1, Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Acquisition Accounts” means the financial statements of the IMS Acquisition Target Company used to establish the purchase price in the IMS Acquisition;

“IMS Acquisition Cash Multiple” means the ratio of:

(a)	the enterprise value of the IMS Acquisition Target Company; to

(b)	the IMS Acquisition Target Company EBITDA,

used to determine/derived from the cash consideration payable in respect of the IMS Acquisition;

“IMS Acquisition Cash Proportion” means the proportion of the consideration for the IMS Acquisition satisfied in cash;

“IMS Acquisition Non-Acceptance Notice” has the meaning given in paragraph 2.3, Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Acquisition Reference Date” means the last day of the accounting reference period covered by the IMS Acquisition Accounts;

“IMS Acquisition Share Multiple” means the ratio of:

(a)	the enterprise value of the IMS Acquisition Target Company; to

(b)	the IMS Acquisition Target Company EBITDA,

used to determine/derived from the share consideration payable in respect of the IMS Acquisition;

“IMS Acquisition Shares Proportion” means the proportion of the consideration for the IMS Acquisition satisfied in shares;

“IMS Acquisition Statement” has the meaning given in paragraph 2.5, Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Acquisition Target Company” means the company to be acquired by the IMS Group in the IMS Acquisition;

“IMS Acquisition Target Company Cash” means, in relation to the IMS Acquisition Target Company, and as specified in the IMS Acquisition Accounts, the aggregate of its cash in hand or credited to any account with any banking, financial, acceptance credit, lending or other similar institution or organisation, less:

(a)	any cash which, is not capable of being lawfully spent, paid, distributed, loaned or released by the IMS Acquisition Target Company from the jurisdiction in which it is situated including (within 90 calendar days), without limitation, any cash deposits with banks, rent deposits or any other cash held as collateral in respect of obligations of any party and any withholding tax in respect of which a refund has not been or will not be obtained; and

(b)	the aggregate cash value of any declared but unpaid dividends and other distributions attributable to the shares in the share capital of IMS Acquisition Target Company, to the extent that the relevant dividend or other distribution forms part of the IMS Disposal Target Company Indebtedness;

“IMS Acquisition Target Company EBITDA” means the consolidated earnings before interest, tax depreciation and amortization of the IMS Acquisition Target Company as at the IMS Acquisition Reference Date determined on the basis of the IMS Acquisition Accounts;

“IMS Acquisition Target Company Indebtedness” means, in relation to the IMS Acquisition Target Company, and as specified in the IMS Acquisition Accounts, the aggregate of:

(a)	all borrowings, and indebtedness in the nature of borrowings, of the IMS Disposal Target Company (including by way of net debit balances, loan stocks, bonds, debentures, notes, commercial paper, finance leases or similar) owed to any banking, financial, acceptance credit, lending or other similar institution or organization or any other person, and any accrued and outstanding interest thereon; and

(b)	all indebtedness of the IMS Acquisition Target Company for unsatisfied deferred purchase consideration in respect of shares, assets or businesses owed to any person;

“IMS Acquisition Target Company Net Debt” means the IMS Acquisition Target Company Cash minus the IMS Acquisition Target Company Indebtedness; and

“IMS Acquisition Top-Up Amount” has the meaning given in paragraph 2.7(a), Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection) or paragraph 2.7(c)(i), Part 1of this Schedule 8 (A15 Anti-Embarrassment Protection) (as applicable).

1.2	For the purposes of Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection), references to:

(a)	the “Connect Ads Group” shall be deemed to include Connect Ads and all of its subsidiaries from time to time; and

(b)	the “IMS Group” shall be deemed to include Aleph Cayman and all of its subsidiaries from time to time,

in each case, including, for the avoidance of doubt any subsidiary acquired at any time after the Completion Date).

2.	IMS Acquisition Top-Up

2.1	If, at any time during the period commencing on the Signature Date and ending on the Completion Date, Aleph Cayman or any member of the IMS Group (including after Completion the Connect Ads Group), directly or indirectly, purchases any business, whether by means of a sale of shares, sale of assets, merger, a combination of the foregoing or otherwise, and whether by means of one or more than one transaction, (save for the avoidance of doubt, the acquisition of any or all of shares in Httpool held by Akuma in connection with the Akuma Flip-Up and CVC Transaction) (each such transaction, an “IMS Acquisition”) at an IMS Acquisition EBITDA multiple in excess of:

(a)	where the consideration for such IMS Acquisition is satisfied wholly in cash, 8;

(b)	where the consideration for such IMS Acquisition is satisfied wholly in shares, 6.5; and

(c)	where the consideration for such IMS Acquisition is satisfied by a combination of cash and shares:

(i)	for the portion of the consideration satisfied in cash, 8; and

(ii)	for the portion of the consideration satisfied in shares, 6.5,

then, Aleph Cayman shall, subject to Completion, compensate A15 in accordance with Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection).

2.2	IMS shall within ten (10) Business Days of date of such IMS Acquisition, deliver to A15 a notice in writing (the “Draft IMS Acquisition Statement”) specifying:

(a)	reasonable details of the IMS Acquisition, including:

(i)	the IMS Acquisition Target Company/business;

(ii)	the purchase price (including any deferred consideration or earn-outs);

(iii)	the IMS Acquisition Reference Date;

(iv)	the IMS Acquisition Target Company Cash;

(v)	the IMS Acquisition Target Company Indebtedness;

(vi)	the IMS Acquisition Target Company Net Debt; and

(vii)	the IMS Acquisition Target Company EBITDA;

(b)	where the consideration for such IMS Acquisition is satisfied wholly in cash:

(i)	the IMS Acquisition Cash Multiple; and

(ii)	the IMS Acquisition Top-Up Amount;

(c)	where the consideration for such IMS Acquisition is satisfied wholly in shares:

(i)	the IMS Acquisition Share Multiple; and

(ii)	the IMS Acquisition Top-Up Amount,

(d)	where the consideration for such IMS Acquisition is satisfied by a combination of cash and shares:

(i)	the IMS Acquisition Cash Multiple;

(ii)	the IMS Acquisition Cash Proportion;

(iii)	the IMS Acquisition Top-Up Amount;

(iv)	the IMS Acquisition Share Multiple; and

(v)	the IMS Acquisition Shares Proportion,

and in each case, attaching a complete and accurate copy of the IMS Acquisition Accounts and the definitive transaction documents in respect of such IMS Acquisition.

2.3	A15 shall, within twenty (20) Business Days of receipt from Aleph Cayman of the Draft IMS Acquisition Statement, either:

(a)	confirm to Aleph Cayman in writing its acceptance of the Draft IMS Acquisition Statement; or

(b)	notify Aleph Cayman in writing of its non-acceptance of the Draft IMS Acquisition Statement (an “IMS Acquisition Non-Acceptance Notice”), together with written details of each matter disputed and of its proposed modifications.

2.4	If A15 serves an IMS Acquisition Non-Acceptance Notice pursuant to paragraph 2.3(b), Part 1 of this Schedule 8 (A15 Anti-Embarrassment Protection), Aleph Cayman and A15 shall use all reasonable endeavours to meet and discuss the objections of A15 and to agree the adjustments (if any) required to be made to the Draft IMS Acquisition Statement within fifteen (15) Business Days after Aleph Cayman receives the IMS Acquisition Non-Acceptance Notice.

2.5	If A15 confirms its acceptance of the Draft IMS Acquisition Statement (either as originally submitted to it or with such modifications as the Parties agree) or fails to notify Aleph Cayman of its non-acceptance in accordance with paragraph 2.3(b), Part 1 of this Schedule 8 (A15 Anti- Embarrassment Protection), the Draft IMS Acquisition Statement (incorporating any modifications agreed in writing) shall constitute the IMS Acquisition Statement for the purposes of this Agreement, which shall be final and binding on the Parties in the absence of manifest error or fraud.

2.6	If Aleph Cayman and A15 are unable to agree the Draft IMS Acquisition Statement within fifteen (15) Business Days of Aleph Cayman’s receipt of A15’s IMS Acquisition Non-Acceptance Notice, the disputed matters may be referred for determination by an Expert and the provisions of paragraph 3 of Schedule 7 (A15 Put Option) shall apply mutatis mutandis as if all references to the “Put Option Statement” were references to the Draft IMS Acquisition Statement.

2.7	Following the agreement or determination of the IMS Acquisition Statement (as applicable), Aleph Cayman shall pay to A15 immediately following the later of (a) Completion; and (b) completion of the IMS Acquisition, an amount, in cash, in US$, determined in accordance with the following formula (the “IMS Acquisition Top-Up Amount”):

(a)	where the consideration for the IMS Acquisition is satisfied wholly in cash:

A = (((B – 8) x C) – D) x E

where:

“A” = the IMS Acquisition Top-Up Amount;

“B” = the IMS Acquisition Cash Multiple;

“C” = the IMS Acquisition Target Company EBITDA;

“D” = the IMS Acquisition Target Company Net Debt; and

“E” = the Consideration Shares Percentage;

(b)	where the consideration for the IMS Acquisition is satisfied wholly in shares:

A = (((B – 6.5) x C) – D) x E

where:

“A” = the IMS Acquisition Top-Up Amount;

“B” = the IMS Acquisition Share Multiple;

“C” = the IMS Acquisition Target Company EBITDA;

“D” = the IMS Acquisition Target Company Net Debt; and

“E” = the Consideration Shares Percentage;

(c)	where the consideration for the IMS Acquisition is satisfied by a combination of cash and shares, Aleph Cayman shall:

A = (((((B – 8) x C) – D) x E) x F) + (((((G – 6.5) x C) – D) x H) x F)

where:

“A” =     the IMS Acquisition Top-Up Amount;

“B” =     the IMS Acquisition Cash Multiple;

“C” =     the IMS Acquisition Target Company EBITDA;

“D” =     the IMS Acquisition Target Company Net Debt;

“E” =     the IMS Acquisition Cash Proportion;

“F” =     the Consideration Shares Percentage;

“G” =     the IMS Acquisition Shares Multiple; and

“H” =     the IMS Acquisition Shares Proportion.

2.8	For the purposes of Part 1 of this Schedule 8:

(a)	the IMS Acquisition shall be deemed to have taken place prior to the Completion Date if a letter of intent, offer to purchase, agreement to sell or other similar agreement has been concluded within such period; and

(b)	in the event that all or any part of the IMS Acquisition does not comprise cash or shares, the value of such consideration shall be determined by the Expert appointed in accordance with paragraph 3 of Schedule 7. The decision of the Expert shall, in the absence of manifest error be final and binding on the Parties.

2.9	Annex 1 to Part 1 of this Schedule provides worked examples of each of the calculations referred to in paragraph 2. Such worked examples are non-binding and for illustrative purposes only.

Annex 1

IMS Acquisition - Anti-Embarrassment Protection – Worked Examples

Part 2

IMS Disposal - Anti-Embarrassment Protection

1.	Definitions

1.1	For the purposes of Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection):

“Draft IMS Disposal Statement” has the meaning given in paragraph 2.2, Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Disposal” has the meaning given in paragraph 2, Part 2 of this Schedule 8 (A15 Anti- Embarrassment Protection);

“IMS Disposal Accounts” means the most recent financial statements of the IMS Disposal Target Company delivered by Aleph Cayman to A15 in accordance with the provisions of Clause 14.3;

“IMS Disposal Multiple” means the ratio of:

(a)	the enterprise value of the IMS Disposal Target Company; to

(b)	the IMS Disposal Target Company EBITDA,

used to determine/derived from the consideration payable in respect of the IMS Disposal Target Company;

“IMS Disposal Non-Acceptance Notice” has the meaning given in paragraph 2.3(b), Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Disposal Reference Date” means the last day of the accounting reference period covered by the IMS Acquisition Accounts;

“IMS Disposal Statement” has the meaning given in paragraph 2.3(b), Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection);

“IMS Disposal Target Company” means the IMS Group Company sold in the IMS Disposal;

“IMS Disposal Target Company Cash” means, in relation to the IMS Disposal Target Company, and as specified in the IMS Disposal Accounts, the aggregate of its cash in hand or credited to any account with any banking, financial, acceptance credit, lending or other similar institution or organisation, less:

(a)	any cash which, is not capable of being lawfully spent, paid, distributed, loaned or released by the IMS Disposal Target Company from the jurisdiction in which it is situated including (within 90 calendar days), without limitation, any cash deposits with banks, rent deposits or any other cash held as collateral in respect of obligations of any party and any withholding tax in respect of which a refund has not been or will not be obtained;

(b)	the aggregate cash value of any declared but unpaid dividends and other distributions attributable to the shares in the share capital of IMS Disposal Target Company, to the extent that the relevant dividend or other distribution after the IMS Disposal Reference Date forms part of the IMS Disposal Target Company Indebtedness; and

“IMS Disposal Target Company EBITDA” means the consolidated Income from operations (under IFRS / US GAAP, as applicable) less depreciation and amortization and adjusted (add back) for lease expenses as per IFRS 16 of the IMS Disposal Target Company as at the IMS Disposal Reference Date determined on the basis of the IMS Disposal Accounts;

“IMS Disposal Target Company Indebtedness” means, in relation to the IMS Disposal Target Company, and as specified in the IMS Disposal Accounts, the aggregate of:

(a)	all borrowings, and indebtedness in the nature of borrowings, of the IMS Disposal Target Company (including by way of net debit balances, loan stocks, bonds, debentures, notes, commercial paper, finance leases or similar) owed to any banking, financial, acceptance credit, lending or other similar institution or organization, or any other person, and any accrued and outstanding interest thereon; and

(b)	all indebtedness of the IMS Disposal Target Company for unsatisfied deferred purchase consideration in respect of shares, assets or businesses owed to any person that is not a member of the IMS Group;

“IMS Disposal Target Company Net Debt” means the IMS Disposal Target Company Cash minus the IMS Disposal Target Company Indebtedness; and

“IMS Disposal Top-Up Amount” has the meaning given in paragraph 2.7, Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection).

1.2	For the purposes of Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection), references to:

(a)	the “Connect Ads Group” shall be deemed to include Connect Ads and all of its subsidiaries from time to time; and

(b)	the “IMS Group” shall be deemed to include Aleph Cayman and all of its subsidiaries from time to time,

in each case, including, for the avoidance of doubt any subsidiary acquired at any time after the Completion Date).

2.	IMS Disposal Top-Up

2.1	If, at any time during the period commencing on the Signature Date and ending on the Completion Date, Aleph Cayman or any member of the IMS Group (including after Completion the Connect Ads Group), directly or indirectly, sells any business, whether by means of a sale of shares, sale of assets, merger, a combination of the foregoing or otherwise, and whether by means of one or more than one transaction, (each such transaction, an “IMS Disposal”) at an IMS Disposal Multiple of less than 6.5, then Aleph Cayman shall, subject to Completion, compensate A15 in accordance with Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection).

2.2	Aleph Cayman shall within ten (10) Business Days of date of such IMS Disposal, deliver to A15 a notice in writing (the “Draft IMS Disposal Statement”) specifying:

(a)	reasonable details of the IMS Disposal, including:

(i)	the IMS Disposal Target Company/business; and

(ii)	the purchase price (including any deferred consideration or earn-outs);

(b)	the IMS Disposal Multiple;

(c)	the IMS Disposal Top-Up Amount;

(d)	the IMS Disposal Reference Date;

(e)	the IMS Disposal Target Company Cash;

(f)	the IMS Disposal Target Company Indebtedness;

(g)	the IMS Disposal Target Company Net Debt; and

(h)	the IMS Disposal Target Company EBITDA;

and in each case, attaching a complete and accurate copy of the IMS Disposal Accounts and the definitive transaction documents in respect of such IMS Disposal.

2.3	A15 shall, within twenty (20) Business Days of receipt from Aleph Cayman of the Draft IMS Disposal Statement, either:

(a)	confirm to Aleph Cayman in writing its acceptance of the Draft IMS Disposal Statement; or

(b)	notify Aleph Cayman in writing of its non-acceptance of the Draft IMS Disposal Statement (which, for the avoidance of doubt, may include its non-acceptance of the IMS Disposal Accounts) (an “IMS Disposal Non-Acceptance Notice”), together with written details of each matter disputed and of its proposed modifications.

2.4	If A15 serves an IMS Disposal Non-Acceptance Notice pursuant to paragraph 2.3(b), Part 2 of this Schedule 8 (A15 Anti-Embarrassment Protection), Aleph Cayman and A15 shall use all reasonable endeavours to meet and discuss the objections of A15 and to agree the adjustments (if any) required to be made to the Draft IMS Disposal Statement within fifteen (15) Business Days after Aleph Cayman receives the IMS Disposal Non-Acceptance Notice.

2.5	If A15 confirms its acceptance of the Draft IMS Disposal Statement (either as originally submitted to it or with such modifications as the Parties agree) or fails to notify Aleph Cayman of its non-acceptance in accordance with 2.3(b), Part 2 of this Schedule 8 (A15 Anti- Embarrassment Protection), the Draft IMS Disposal Statement (incorporating any modifications agreed in writing) shall constitute the IMS Disposal Statement for the purposes of this Agreement, which shall be final and binding on the Parties in the absence of manifest error or fraud.

2.6	If Aleph Cayman and A15 are unable to agree the Draft IMS Disposal Statement within fifteen (15) Business Days of Aleph Cayman’s receipt of A15’s IMS Disposal Non-Acceptance Notice, the disputed matters may be referred for determination by an Expert and the provisions of paragraph 3 of Schedule 7 (A15 Put Option) shall apply mutatis mutandis as if all references to the “Put Option Statement” were references to the Draft IMS Disposal Statement.

2.7	Following the agreement or determination of the IMS Disposal Statement (as applicable), Aleph Cayman shall pay to A15 immediately following the later of (a) Completion; and (b) completion of the IMS Disposal, an amount, in cash, in US$, determined in accordance with the following formula (the “IMS Disposal Top-Up Amount”):

A = (((6.5 – B) x C) – D) x E

where:

“A” = the IMS Disposal Top-Up Amount;

“B” = the IMS Disposal Multiple;

“C” = the IMS Disposal Target Company EBITDA;

“D” = the IMS Disposal Target Company Net Debt; and

“E” = the Consideration Shares Percentage.

2.8	For the purposes of Part 2 of this Schedule 8:

(a)	the IMS Disposal shall be deemed to have taken place prior to the Completion Date if a letter of intent, offer to purchase, agreement to sell or other similar agreement has been concluded within such period; and

(b)	in the event that all or any part of the IMS Disposal does not comprise cash or shares, the value of such consideration shall be determined by the Expert appointed in accordance with paragraph 3 of Schedule 7. The decision of the Expert shall, in the absence of manifest error be final and binding on the Parties.

2.9	Annex 1 to Part 2 of this Schedule provides worked examples of the calculation referred to in paragraph 2. Such worked examples are non-binding and for illustrative purposes only.

Annex 1

IMS Disposal - Anti-Embarrassment Protection – Worked Examples

Schedule 9

A15 Warranties

1.	Incorporation, Capacity and Authority

1.1	A15 has been duly incorporated, and is validly existing under the laws of the Netherlands.

1.2	A15 has full power, authority and capacity to enter into, deliver and perform this Agreement and each other Transaction Document to which it is a party.

1.3	The execution, delivery and performance by A15 of this Agreement and the other Transaction Documents to which it is a party will not constitute a breach of (a) any Laws applicable to A15; (b) the provisions of its articles of association, by-laws or equivalent constitutional documents; or (c) any Orders against, or binding upon, A15 or (d) any other material agreements or instruments to which A15 is party or by which A15 is bound.

1.4	Except for the Pre-Completion Conditions and the processes referred to in Clause 6 (Pre-Completion Arrangements), to the Knowledge of A15, the execution, delivery and performance by A15 of its obligations under this Agreement and the other Transaction Documents to which it is a party will not require it to obtain any consent or approval of, or give any notice to or make any registration or filing with, any Governmental Authority which has not been obtained or made at the Signature Date on a basis both unconditional and which cannot be revoked.

1.5	This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by A15, and this Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of A15, enforceable against it in accordance with their terms, except as may be limited by bankruptcy or insolvency Laws or other similar Laws affecting creditors' rights in general.

1.6	A15 is not insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of A15. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of A15 or all or any material part of its assets and, to the Knowledge of A15, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to A15. A15 has not become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

1.7	A15 is not a Government Official, and no Government Official has any legal, financial or beneficial interest in A15 or in any Transaction Document, and none of the owners or directors of A15 is a Government Official.

2.	The Sale Shares and the Swap Shares

2.1	A15 is the sole legal and beneficial owner of all of the Sale Shares and Swap Shares.

2.2	The Sale Shares constitute fifty-one per cent. (51%) of the entire issued share capital of Connect Ads on a Fully-Diluted Basis.

2.3	The Swap Shares constitute thirty-five per cent. (35%) of the entire issued share capital of Connect Ads on a Fully-Diluted Basis.

2.4	A15 is the sole legal and beneficial owner of the remaining 24 shares in the share capital of Connect Ads, which together with the Sale Shares and Swap Shares constitute the entire issued share capital of Connect Ads on a Fully-Diluted Basis.

2.5	A15 has good and valid title to the Sale Shares and the Swap Shares, free and clear of all Encumbrances and is free to transfer the legal and beneficial interest in the Sale Shares and the Swap Shares and there is no agreement or commitment to give or create any Encumbrance over or affecting the Sale Shares or the Swap Shares.

2.6	The Sale Shares and the Swap Shares have been duly authorized, validly issued and allotted and are fully paid-up in accordance with applicable Law.

2.7	There are no agreements or commitments outstanding which give to any person the right to call for the issue of any shares, debentures or other securities of Connect Ads or accord to any person the right to call for the issue of any such shares, debentures or other securities.

3.	The Connect Ads Group

3.1	The particulars of each Connect Ads Group Company set out in Part 2 of Schedule 1 (The Connect Ads Group) are true and accurate.

3.2	The entity identified in Part 1 of Schedule 1 (The Connect Ads Group) as the holder of the shares in a Connect Ads Subsidiary Undertaking is the legal and beneficial owner of such shares, which constitute the entire allotted and issued share capital of such Connect Ads Subsidiary Undertaking.

3.3	The shares in each Connect Ads Group Company are free from all Encumbrances, and there is no agreement or commitment to give or create any Encumbrance over or affecting the shares of any Connect Ads Subsidiary Undertaking.

3.4	The shares in each Connect Ads Subsidiary Undertaking have been duly authorized, validly issued and allotted and are fully paid-up in accordance with applicable Law.

3.5	There are no agreements or commitments outstanding which call for the issue of any shares or debentures in or other securities of any Connect Ads Subsidiary Undertaking or accord to any person the right to call for the issue of any such shares, debentures or other securities.

3.6	No Connect Ads Group Company has any interest in the share capital, loan capital or other securities or otherwise controls or takes part in the management of any other company which is not a Connect Ads Group Company.

3.7	No Connect Ads Group Company has at any time had any subsidiary or subsidiary undertaking except for the Connect Ads Group Companies.

3.8	No Connect Ads Group Company acts or carries on business together with any other person in any partnership or other unincorporated association, joint venture or consortium.

3.9	No Connect Ads Group Company has any branch or agency in any jurisdiction other than in the jurisdiction of its incorporation.

4.	Constitutional and Corporate Matters

4.1	Connect Ads has been duly incorporated or organized, and is validly existing, under the Laws of the DMCC, and each other Connect Ads Group Company has been duly incorporated or organized, and is validly existing, under the laws of its jurisdiction of incorporation.

4.2	Each Connect Ads Group Company has full power to carry on its business as it is carried on at the Signature Date.

4.3	The copies of each Connect Ads Group Company’s Organizational Documents contained in the Connect Ads Data Room are up-to-date, accurate and complete, reflect all amendments made until immediately preceding the Signature Date and are maintained in accordance with applicable Laws, in each case, in all material respects.

4.4	The copies of the minute books of shareholder meetings and other records of the Connect Ads Group Company were properly maintained in all material respects.

4.5	All filings and returns that each Connect Ads Group Company is required to file in accordance with applicable Laws have been correctly made and duly filed or delivered, in each case, in all material respects.

4.6	All dividends or distributions declared, made or paid by any Connect Ads Group Company have been declared, made or paid in accordance with the applicable Organizational Documents and all applicable Laws, in each case, in all material respects.

5.	Contracts

5.1	Save for any partner agreements entered into by the Connect Ads Group, no Connect Ads Group Company is a party to any contract which:

(a)	involves revenue or expenditure in excess of fifty thousand US Dollars (US$50,000) per annum; or

(b)	is, in the reasonable opinion of A15, of an unusual or exceptional nature or is not in the ordinary course of business; or

(c)	in the reasonable opinion of A15, cannot readily be performed by it on time except with undue effort or unusual expenditure; or

(d)	restricts to a material extent the ability of any Connect Ads Group Company to carry on any part of its business in the jurisdictions in which it operates; or

(e)	is an agency, distribution, franchise, licensing, joint venture or shareholders’ agreement,

(each such contract a “Connect Ads Material Contract”, which term, for the avoidance of doubt, excludes insertion orders).

5.2	A complete and accurate copy of each Connect Ads Material Contract (which, for the avoidance of doubt, does not include any insertion orders) is contained in the Connect Ads Data Room.

5.3	A complete and accurate copy of each partner agreement, as amended, with revenue in excess of fifty thousand US Dollars (US$50,000), entered into by a Connect Ads Group Company is contained in the Connect Ads Data Room (each such agreement a “Connect Ads Partner Agreement”).

5.4	Each of the Connect Ads Material Contracts and the Connect Ads Partner Agreements: (a) is in full force and effect; (b) no written notice alleging any breach or invalidity of any Connect Ads Material Contract or Connect Ads Partner Agreement has been sent or received by any Connect Ads Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any Connect Ads Material Contract or Connect Ads Partner Agreement has been served or received by any Connect Ads Group Company in the twelve (12) months immediately preceding the Signature Date and to the Knowledge of A15, there are no grounds for termination, rescission or repudiation of the Connect Ads Material Contracts or Connect Ads Partner Agreements.

5.5	To the Knowledge of A15, no Connect Ads Group Company is in default of any Connect Ads Material Contract or Connect Ads Partner Agreement where such default would be material having regard to the trading, profits or financial position of the Connect Ads Group.

5.6	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement has been given or entered into by a Connect Ads Group Company in respect of any obligations of another person (other than another member of the Connect Ads Group), including any member of the A15 Group.

5.7	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement or arrangement has been given or entered into by any person other than a Connect Ads Group Company, including any member of the A15 Group, in respect of any obligations of a Connect Ads Group Company.

5.8	No Connect Ads Group Company is a party to a Connect Ads Material Contract which is not of an arm’s length nature to any material extent.

5.9	There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any Connect Ads Group Company in connection with the Transactions (excluding for the avoidance of doubt legal and other professional advisory fees).

6.	Trading

6.1	No customer or supplier of any Connect Ads Group Company which accounted for ten per cent. (10%) or more by value of the Connect Ads Group’s annual supply or sales, as the case may be, in the financial year ended 31 December 2020 has during the six (6) months immediately preceding the Signature Date ceased or substantially reduced its trading with or supplies to the Connect Ads Group. No such customer or supplier has given written notice of its intention to terminate or substantially reduce its business with any Connect Ads Group Company to such Connect Ads Group Company.

6.2	No Connect Ads Group Company carries on business under any name other than its own corporate name.

7.	Compliance with Laws

7.1	Each Connect Ads Group Company has, in the three (3) years immediately preceding the Signature Date, carried out its business in all material respects in compliance with all applicable laws and regulations in any relevant jurisdictions.

7.2	Each Connect Ads Group Company uses all personal data it holds, processes or uses, including without limitation, the customer information it receives through its website, or otherwise, in compliance in all material respects with applicable Law.

7.3	Each Connect Ads Group Company has security measures in place that are, generally consistent with industry practices for similarly situated companies to protect the customer information it receives through its website, or otherwise, and which it stores in its computer systems to maintain the confidentiality and integrity of such customer information and to protect it from illegal use by third parties.

7.4	No Connect Ads Group Company has, in the last three (3) years, received any:

(a)	written notice, request, correspondence or other written communication from any governmental or state agency, body, department, board, official or entity exercising regulatory or supervisory authority pursuant to any applicable data protection Laws, or been subject to any enforcement action (including any fines or other sanctions), in each case relating to a breach or alleged breach of their obligations under the applicable data protection Laws; or

(b)	written claim, complaint, correspondence or other written communication from a data subject or any other person claiming a right to compensation under the applicable data protection Laws, or alleging any material breach of the applicable data protection Laws.

8.	Anti-Bribery Laws

8.1	No equity interests in any Connect Ads Group Company were acquired using proceeds that were obtained in violation of any Anti-Bribery Law applicable to the Connect Ads Group, and A15 has no Knowledge of any claim, charge or allegation by or on behalf of any Governmental Authority that any equity interests in any Connect Ads Group Company were acquired using proceeds that were, directly or indirectly, obtained from any action or activity in violation of any Anti-Bribery Law applicable to the Connect Ads Group.

8.2	No Connect Ads Group Company has taken any action that caused any such Connect Ads Group Company to violate any Anti-Bribery Law applicable to them.

8.3	No Connect Ads Group Company, nor, to the Knowledge of A15, any of their respective directors, officers, employees, agents or representatives, has, in connection with the Business, made or agreed to make any act corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value to or releasing any liability of any Governmental Authority or Government Official for the purposes of unlawfully:

(a)	influencing any act or decision of such Governmental Authority or Government Official in its or her official capacity;

(b)	inducing such Governmental Authority or Government Official to do or omit to do an act in violation of the lawful duty of such Governmental Authority or Government Official;

(c)	securing any improper advantage;

(d)	inducing such Governmental Authority or Government Official to use its or his/her influence with a Governmental Authority to affect or influence any act or decision of such Governmental Authority, in order to assist any Connect Ads Group Company or its Connected Persons in obtaining or retaining business for or with, or directing business to, any person; or

(e)	influencing any person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any Governmental Authority or Government Official for the purposes of influencing or inducing any act or decision of such Governmental Authority or Government Official, in its or his/her official capacity; or

(f)	inducing such Governmental Authority or Government Official to do or omit to do any act in violation of the lawful duty of such Governmental Authority or Government Official.

9.	Licences

9.1	All material licences, registrations, consents and other authorizations required by each Connect Ads Group Company in order for it to conduct its business as it is currently conducted (the “Connect Ads Licences”) have been obtained.

9.2	Each Connect Ads Licence is in full force and effect and, to the Knowledge of A15, there are no grounds for the suspension, cancellation, variation, revocation or termination of any Connect Ads Licences.

10.	Assets

10.1	Save for assets that are leased or the subject of any hire purchase or rental agreement, all material assets used by any Connect Ads Group Company for or in connection with the Connect Ads Business which, in the reasonable opinion of A15, are required for the Business as it is currently conducted are legally and beneficially owned by a Connect Ads Group Company (with good, valid and marketable title) and, are free from all Encumbrances,.

10.2	All assets referred to in paragraph 10.1 are included in the Connect Ads Locked-Box Accounts, except for any fixed asset or asset acquired, sold, realised or applied in the ordinary course of business since the Connect Ads Locked-Box Date.

10.3	Each asset referred to in paragraph 10.1 capable of possession is in the possession of a Connect Ads Group Company.

10.4	All assets referred to in paragraph 10.1 are used exclusively in connection with the Connect Ads Business.

10.5	No Connect Ads Group Company owns (legally or beneficially) or leases any assets in any jurisdiction other than the jurisdictions included within the Connect Ads Territory.

10.6	No Connect Ads Group Company has agreed to acquire any asset on terms that ownership of such asset does not pass until full payment is made, where payment is currently outstanding.

11.	Debts Owed by Connect Ads Group Companies

No Connect Ads Group Company is party to any overdraft, loan or other financial facility or any other form of debts (except as provided under the financial statements of the relevant Connect Ads Group Company).

12.	Debts Owed to Connect Ads Group Companies

12.1	No Connect Ads Group Company has lent any money which has not been repaid to it, and there are no debts owing to any Connect Ads Group Company other than debts that have arisen in the ordinary course of business.

12.2	None of the debts owing to any Connect Ads Group Company as reflected in the Connect Ads Locked-Box Accounts or any debts subsequently recorded in the books of any Connect Ads Group Company have been outstanding (in whole or in part) for more than twelve (12) months from its due date for payment.

12.3	No Connect Ads Group Company has:

(a)	factored or discounted any of its debts; or

(b)	engaged in financing of a type which would not need to be shown or fully reflected in the Connect Ads Locked-Box Accounts.

13.	Grants and Allowances

No Connect Ads Group Company has applied for or received any grant, subsidy or allowance from any Governmental Authority or person in the twelve (12) months immediately preceding the Signature Date, and no such grant, subsidy or allowance is pending as of the Signature Date.

14.	Powers of Attorney

Except for powers of attorney contained in other agreements as an incidental provision, no Connect Ads Group Company has given any power of attorney or other express authority which is still in force to any person to enter into any contract or commitment, or to act, on its behalf, other than to officers, directors or employees to enter into contracts in the normal course of their duties.

15.	Arrangements with A15’s Group

15.1	Save for the Connect Ads Permitted Dividend, no indebtedness and no contract or arrangement is outstanding between any Connect Ads Group Company and any member of the A15 Group, other than on arm’s length commercial terms in the ordinary course of business.

15.2	Save for the Connect Ads Permitted Dividend, no member of the A15 Group is entitled to a claim of any nature against any Connect Ads Group Company nor has it assigned to any person the benefit of any such claim.

16.	Litigation and Investigations

16.1	No Connect Ads Group Company is, or has been in the three (3) years immediately preceding the Signature Date, engaged in any material litigation, arbitration, mediation or other legal proceedings (whether as plaintiff, defendant or otherwise). To the Knowledge of A15, no such litigation, arbitration, mediation or other legal proceedings are pending or have been threatened in writing by or against a Connect Ads Group Company and there are no circumstances likely to give rise to any such proceedings.

16.2	To the Knowledge of A15, no Connect Ads Group Company is the subject of any investigation, enquiry or enforcement proceedings by any governmental or other body and there are no circumstances likely to give rise to any such proceedings.

16.3	To the Knowledge of A15, no current or former director or employee of any Connect Ads Group Company (in his or her capacity as such) is engaged in or subject to any of the matters referred to in paragraphs 16.1 and 16.2 for which any Connect Ads Group Company may be liable.

16.4	No Connect Ads Group Company is affected to a material extent by any existing or pending judgments or rulings, orders or decrees of any court or governmental authority or any expert determination or arbitral award to which it is subject.

17.	Insurance

17.1	Complete and accurate copies of all material insurance policies maintained by each Connect Ads Group Company are contained in the Connect Ads Data Room.

17.2	All premiums due and payable in respect of each insurance policy referred to in paragraph 17.1 have been paid and, to the Knowledge of A15, each policy is in full force and effect and to the Knowledge of A15 there are no circumstances that are reasonably likely to make any policy void.

17.3	To the Knowledge of A15, no claims are outstanding under any insurance policy referred to in paragraph 17.1, and to the Knowledge of A15, no event has occurred which might give rise to any claim under such insurance policies in excess of US$100,000 (one hundred thousand US Dollars).

17.4	During the three (3) years immediately preceding the Signature Date no individual claim has been made by any Connect Ads Group Company under any insurance policy referred to in paragraph 17.1.

18.	Insolvency

No Connect Ads Group Company is insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of any Connect Ads Group Company. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of any Connect Ads Group Company or all or any material part of its assets and, to the Knowledge of A15, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to a Connect Ads Group Company. No Connect Ads Group Company has become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

19.	Accounts

19.1	Complete and accurate copies of the Connect Ads Locked-Box Accounts are contained in the Connect Ads Data Room.

19.2	The Connect Ads Locked-Box Accounts have been prepared in accordance with IFRS.

19.3	The Connect Ads Locked-Box Accounts give a true and fair view of the assets, liabilities, financial position and profit or loss of each Connect Ads Group Company and of the Connect Ads Group as a whole at the Connect Ads as at the Connect Ads Locked-Box Date respectively.

19.4	No change has been made to the accounting policies or to any other accounting treatment of any Connect Ads Group Company for at least two (2) years immediately preceding the Connect Ads Locked-Box Date.

19.5	Save as Disclosed in the Connect Ads Locked-Box Accounts, the Connect Ads Locked-Box Accounts were not affected in any material respect by any unusual or non-recurring item.

19.6	The Connect Ads Management Accounts fairly present in all material respects the assets, liabilities and financial position of each Connect Ads Group Company as at the Connect Ads Management Accounts Date.

19.7	The Connect Ads Management Accounts have been prepared on a basis consistent with the management accounts of each Connects Ad Group Company prepared in the two (2) years immediately preceding the Signature Date.

19.8	All financial and other records of the Connect Ads Group Companies:

(a)	have been properly prepared and maintained; and

(b)	are in the possession of a Connect Ads Group Company.

20.	Events Since the Connect Ads Locked-Box Date

20.1	Since the Connect Ads Locked-Box Date:

(a)	the business of each Connect Ads Group Company has been conducted in the ordinary course in all material respects and as a going concern;

(b)	there has been no material adverse change in the financial or trading position of the Connect Ads Group;

(c)	no dividend or other distribution has been declared, made or paid by any Connect Ads Group Company (save for any Connect Ads Permitted Dividend);

(d)	no Connect Ads Group Company has issued or agreed to issue any share capital or loan capital or other similar interest;

(e)	no asset of a value in excess of fifty thousand US Dollars (US$ 50,000) has been acquired or disposed of nor has there been any agreement to acquire, dispose of, any such asset; and

(f)	no liability (actual or contingent) has been incurred or has arisen which is of an amount in excess of $2,000,000.

21.	Taxation

21.1	All material liabilities of each Connect Ads Group Company for Taxes as at the Connect Ads Locked-Box Date are provided for in the Connect Ads Locked-Box Accounts and all Tax for which each Connect Ads Group Company is liable or is liable to account for has been duly paid (insofar as it ought to have been paid) and each Connect Ads Group Company has made all material withholdings, deductions and retentions that it was legally required to make and has accounted in full to the appropriate authority for all amounts so withheld, deducted and retained.

21.2	Each Connect Ads Group Company has maintained, in all material respects, all records in relation to Tax.

21.3	No Connect Ads Group Company has in the three (3) years immediately preceding the Signature Date been involved, or is involved in any dispute as at the Signature Date in relation to any Taxes with any Taxation Authority and to the Knowledge of A15 there are no circumstances existing which make it likely that such a dispute will arise.

21.4	All material returns to be submitted, all material information required to be supplied and all material notices and payments required to be made by each Connect Ads Group Company in each case for the purposes of Taxation have been submitted, supplied or made in accordance with applicable Laws, in each case in all material respects.

21.5	Neither A15 nor any Connect Ads Group Company has received written notice of any intention to re-open any closed assessments of any Connect Ads Group Company or the Connect Ads Business, as the case may be, for any Tax period in respect of which Tax Returns have been filed.

21.6	No Connect Ads Group Company has, within three (3) years immediately preceding the Signature Date, paid or become liable to pay any tax deficiency, penalty, fine, surcharge or interest in connection with any Tax.

21.7	The amount of Tax chargeable on each Group Company during any accounting period ending on or within the three (3) years immediately preceding the Signature Date has not depended on any concessions, agreements or other formal or informal arrangements with any Taxation Authority.

21.8	To the Knowledge of A15, no Connect Ads Group Company has, within the three (3) years immediately preceding the Signature Date, been the subject of an investigation, audit or visit of a non-routine nature by or involving any Taxation Authority.

21.9	To the Knowledge of A15, no Connect Ads Group Company has been involved in any scheme, arrangement, transaction or series of transactions in which the main purpose or one of the main purposes was the evasion or avoidance of Tax.

21.10	Each Connect Ads Group Company is, to the extent that it is required to be registered, a registered person for the purposes of the relevant value added tax applicable in any relevant jurisdiction and has not within three (3) years immediately preceding the Signature Date been treated as a member of a group for such value added or turnover tax.

21.11	Each Connect Ads Group Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions concerning the relevant value added or turnover tax in any relevant jurisdiction.

21.12	To the Knowledge of A15, all transactions or arrangements made by any Connect Ads Group Company with a related person (under applicable law as it relates to transfer pricing or its equivalent in any jurisdiction) have been made on arm’s-length terms.

21.13	All documents in the possession of a Connect Ads Group Company or to the production of which a Connect Ads Group Company is entitled and which attract stamp duty and which are necessary for any Connect Ads Group Company in proving title or which a Connect Ads Group Company may wish to rely upon for the purposes of any litigation in which a Connect Ads Group Company is or is, to the Knowledge of A15, reasonably likely to be involved or in connection with any Tax matter have been properly stamped.

21.14	To the Knowledge of A15, with respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, Connect Ads for itself and the other Connect Ads Group Companies have each made accruals for such material Taxes in its books and records in accordance with applicable Law.

21.15	To the Knowledge of A15, no proceeding by any Governmental Authority is pending or threatened with respect to (a) any material Taxes due from or with respect to any Connect Ads Group Company or (b) any material Tax Return filed by or with respect to any Connect Ads Group Company or the Connect Ads Business.

21.16	To the Knowledge of A15, each Connect Ads Group Company has withheld from its employees, independent contractors, creditors, stockholders and third parties material amounts in all respects as at the Connect Ads Locked-Box Date to the extent required and in compliance (in all material respects) with all Tax withholding and remitting provisions of applicable Law.

21.17	No Connect Ads Group Company is treated for any taxation purpose as resident in a country other than the country of its incorporation, and to the Knowledge of A15 no Connect Ads Group Company has had at any time, a branch, agency or permanent establishment in a country other than the country of its incorporation.

22.	Intellectual Property and Information Technology Registered Intellectual Property

22.1	A list of the Connect Ads Registered Intellectual Property is set out in Schedule 1 of the A15 Disclosure Letter.

22.2	All registration, renewal and other maintenance fees in respect of the Connect Ads Registered Intellectual Property have been paid in full.

22.3	No Connect Ads Group Company has received any written notice that the Connect Ads Registered Intellectual Property is being opposed, or that any third party is seeking its invalidation or revocation.

22.4	All Connect Ads Registered Intellectual Property is registered in the name of a Connect Ads Group Company.

Business Intellectual Property

22.5	All Connect Ads Business Intellectual Property used in the operation of any Connect Ads Group Company is either owned by the Connect Ads Group Company or is used by the Connect Ads Group Company pursuant to a valid license.

22.6	Each Connect Ads Group Company has taken reasonable actions to protect its Connect Ads Business Intellectual Property.

22.7	To the Knowledge of A15, the use by any Connect Ads Group Company of the Business Intellectual Property does not infringe the Intellectual Property of any third party in any material respect.

22.8	No Connect Ads Group Company has, in the three (3) years immediately preceding the Signature Date, issued any notice of any legal proceedings, claims or complaints against a third party regarding the infringement of the Connect Ads Business Intellectual Property. To the Knowledge of A15, in the three (3) years immediately preceding the Signature Date, no third party has infringed the Connect Ads Business Intellectual Property.

22.9	A list of all material licences granted to any Connect Ads Group Company relating to the Connect Ads Business Intellectual Property (other than licences or agreements relating to shrink-wrapped, click-wrapped or other software commercially available off the shelf) (the “Connect Ads Incoming Licences”) is set out in Schedule 2 of the A15 Disclosure Letter.

22.10	A list of all material licences granted by any Connect Ads Group Company relating to the Connect Ads Business Intellectual Property owned by such Connect Ads Group Company (the “Connect Ads Outgoing Licences”) is set out in Schedule 3 of the A15 Disclosure Letter.

22.11	No written notice alleging any breach or invalidity of any Connect Ads Incoming Licence or any Connect Ads Outgoing Licence has been sent or received by any Connect Ads Group Company in the three (3) years immediately preceding the Signature Date.

22.12	No employee or former employee of a Connect Ads Group Company has any right to payment with respect to the use of, or any interest in any Connect Ads Business Intellectual Property.

22.13	With the exception of Connect Ads Business Intellectual Property that is the subject of the Licences, (a) the Connect Ads Business Intellectual Property has been developed by employees of a Connect Ads Group Company acting in the course of their employment; or (b) all consultants, contractors, and/or employees who have developed or who have contributed to the development of any Connect Ads Business Intellectual Property have assigned to a Connect Ads Group Company pursuant to a valid, legally binding, written assignment, any right, title, and interest in such Connect Ads Business Intellectual Property which did not automatically vest in a Connect Ads Group Company by virtue of any relevant law.

IT Systems / IT Contracts

22.14	A list of all material Connect Ads IT Systems is set out in Schedule 4 of the A15 Disclosure Letter.

22.15	A list of all material Connect Ads IT Contracts is set out in Schedule 5 of the A15 Disclosure Letter.

22.16	A Connect Ads Group Company owns or has rights to use all material Connect Ads IT Systems.

22.17	The Connect Ads IT Systems comprises all rights to computer hardware (including network and telecommunications equipment) and software (including associated preparatory manuals and other related documentation) and related services, which, in the reasonable opinion of A15, are necessary to operate the business of the Connect Ads Group Companies in the same manner and for the same purposes as the business of the Connect Ads Group was operated in the 12 month period immediately prior to Completion.

22.18	To the Knowledge of A15, (a) all the material Connect Ads IT Contracts are valid and binding and (b) no written notice alleging any breach or invalidity of any Connect Ads IT Contract has been sent or received by any Connect Ads Group Company in the twelve (12) months immediately preceding the Signature Date.

Computer Operation and Maintenance

22.19	To the Knowledge of A15, no material part of the Connect Ads IT Systems has materially failed to function at any time during the two (2) years immediately preceding the Signature Date.

22.20	To the Knowledge of A15, in the last twelve (12) months no part of the Connect Ads IT Systems has been infected by any virus or other extraneously induced malfunction which has had a material impact on the Connect Ads Business, and no person has had unauthorized access to the IT Systems or any data stored thereon. Each Group Company operates a procedure aimed at avoiding such infections and unauthorized access.

22.21	The Connect Ads Group has taken steps which are aimed at ensuring that the Connect Ads Business can continue in the event of a failure of the Connect Ads IT Systems (whether due to natural disaster, power failure or otherwise).

23.	Real Estate

23.1	The Connect Ads Properties comprise all the material land and buildings controlled, occupied or used by any Connect Ads Group Company or in which any Connect Ads Group Company has any right, interest or liability.

23.2	The information in respect of the Connect Ads Properties contained in the Connect Ads Data Room is accurate in all material respects.

23.3	No Connect Ads Group Company owns any land or premises.

23.4	Each lease of the Connect Ads Properties is: (a) in full force and effect; (b) no written notice alleging any breach or invalidity of any such lease has been sent or received by any Connect Ads Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any such lease has been served or received by any Connect Ads Group Company in the twelve (12) months immediately preceding the Signature Date.

23.5	A Connect Ads Group Company is in exclusive possession of the whole of each of the Connect Ads Properties, and no other person is in or entitled to occupation of any of the Connect Ads Properties.

23.6	There is no outstanding liability, including without limitation, for any rent, rates or taxes in respect of any of the Connect Ads Properties. No rent reviews and/or rent adjustments under any leases of the Connect Ads Properties are currently outstanding or in process.

23.7	To the Knowledge of A15, no Connect Ads Group Company is actually or contingently liable in any material respect in relation to any freehold or leasehold property (whether as owner or former owner or as tenant or former tenant of any such property or as an original contracting party, or guarantor of any party, to any deed, document, lease or licence connected therewith) other than the Connect Ads Properties.

24.	Environmental Matters

24.1	Each Connect Ads Group Company is conducting, and has during the past three (3) years conducted, the Connect Ads Business in compliance with Environmental Law in all material respects.

24.2	No Environmental Proceedings are pending, nor have any been threatened in writing, against any Connect Ads Group Company.

25.	Employment; Labor Matters

25.1	Details of all remuneration and other benefits which each Connect Ads Group Company is bound to provide to each Connect Ads Key Manager are contained in the Connect Ads Data Room.

25.2	Copies of all the standard terms and conditions, staff handbooks and policies and the Connect Ads Benefit Plans which apply to Connect Ads Key Managers and Connect Ads Key Workers are contained in the Connect Ads Data Room.

25.3	The terms of employment or engagement of all Connect Ads Key Managers are such that their employment or engagement may be terminated by not more than three (3) months’ notice given at any time without liability for any payment, including by way of compensation or damages (except for any compensation under any applicable statutory regime in the relevant jurisdiction).

25.4	Since the Connect Ads Locked-Box Date, no Connect Ads Group Company has made any announcement or proposal concerning any salaries of Connect Ads Key Managers, with or without retroactive action that would have a material impact on the salaries or other benefits of Connect Ads Key Managers.

25.5	Since the Connect Ads Locked-Box Date, no Connect Ads Group Company has made a written offer of employment with an aggregate remuneration package of more than US$100,000 per annum (including all benefits and allowances).

25.6	No Connect Ads Key Manager has given or received written notice to terminate his employment or engagement with a Connect Ads Group Company and, to the Knowledge of A15, there are no circumstances likely to give rise to such notice.

25.7	No Connect Ads Group Company is currently engaged or involved in any material dispute with any Connect Ads Worker or any labour dispute involving any Connect Ads Group Company which is material.

25.8	To the extent relevant, materially complete and accurate details of each trade union, works council, whether national or cross-border, special negotiating body, staff association or other body recognized by any Connect Ads Group Company for the purposes of representing any Connect Ads Workers are contained in the Connect Ads Data Room.

25.9	Complete and accurate copies of all collective agreements and of any applicable information or consultation arrangement (whether legally binding or not) concerning any Connect Ads Worker and any Connect Ads Group Company are contained in the Connect Ads Data Room.

25.10	All salaries, wages and fees and other benefits of all Connect Ads Workers have, to the extent due, been paid or discharged in full together with all related payments to third party benefit providers or relevant authorities.

25.11	To the extent required by applicable Laws, each Connect Ads Group Company has maintained records regarding the service of each Connect Ads Worker (including details of the terms of employment, payments of statutory sick pay and maternity pay, disciplinary and grievance matters, health and safety matters, income tax and social security contributions, wage and time records) which are current, in each case in all material respects.

25.12	To the extent required by applicable Laws, each employee is lawfully employed by Connect Ads or the applicable Subsidiary Undertaking.

25.13	All Connect Ads Group Companies are in compliance in all material respects with all the laws, decrees, and regulations that govern the employees’ matters, such as the labor laws, social insurance laws and health and safety laws.

26.	Company Plans

For the purposes of this paragraph 26, the following expressions shall have the following meanings:

“Connect Ads Disclosed Plans” means the Connect Ads Benefit Plans;

“Connect Ads Worker” means a current or former worker of the Connect Ads Group; and

“Defined Contribution Plan” means a plan that provides for an individual account for each participant and for Pension Benefits based solely on the amount contributed to the participant’s account and any income, expenses, gains and losses and any forfeitures of accounts of other participants which may be allocated to such participant’s account.

26.1	A complete and accurate list of all Connect Ads Disclosed Plans is set out in Schedule 6 to the A15 Disclosure Letter.

26.2	Other than the Connect Ads Disclosed Plans, there are no agreements, arrangements, obligations or commitments (whether funded or unfunded) under which any Connect Ads Group Company is required to make payment of a contribution towards, or other provision for, Pension Benefits for the benefit of a Connect Ads Worker or a Connect Ads Worker’s dependents.

26.3	The Connect Ads Data Room contains complete and accurate copies of the following documents in relation to each Connect Ads Plan:

(a)	the material governing documents;

(b)	all policies of insurance currently in force;

(c)	members’ booklets currently in force and announcements to the relevant members made on the date the respective booklets were published;

(d)	membership data and reasonable details of the rates and amounts of contributions payable by any Connect Ads Group Company to the Connect Ads Disclosed Plans; and

(e)	in relation to any Connect Ads Disclosed Plan which is not a Defined Contribution Plan, the reports of the most recently performed actuarial valuation of the Connect Ads Disclosed Plan.

26.4	To the Knowledge of A15, the Connect Ads Disclosed Plans have been operated in all material respects in accordance with their governing documents and all applicable laws and regulatory requirements, including any applicable laws or regulatory requirements relating to the funding of Pension Benefits.

26.5	To the Knowledge of A15, there are no material outstanding contributions, costs (including levies) or expenses payable by any Connect Ads Group Company in respect of the Connect Ads Disclosed Plans.

26.6	To the Knowledge of A15, no claim has been made or threatened in writing in the twelve

(12) months immediately preceding the Signature Date against any Connect Ads Group Company or the trustees or administrators of any of the Connect Ads Disclosed Plans, or against any person whom any Connect Ads Group Company is or may be liable to indemnify or compensate, in connection with any of the Connect Ads Disclosed Plans (other than routine claims for benefits).

27.	Exchange Matters

To the Knowledge of A15, each Connect Ads Group Company has duly complied in all material respects with foreign exchange Laws, including compliance with all obligations arising from currency imports and exports, external debt (assets and liabilities), international investment and clearing accounts.

Schedule 10

Connect Ads Warranties

1.	Incorporation, Capacity and Authority

1.1	Connect Ads has been duly incorporated, and is validly existing under the laws of the DMCC.

1.2	Connect Ads has full power, authority and capacity to enter into, deliver and perform this Agreement and each other Transaction Document to which it is a party.

1.3	The execution, delivery and performance by Connect Ads of this Agreement and the other Transaction Documents to which it is a party will not constitute a breach of (a) any Laws applicable to Connect Ads; (b) the provisions of its articles of association, by-laws or equivalent constitutional documents; or (c) any Orders against, or binding upon, Connect Ads or (d) any other material agreements or instruments to which Connect Ads is party of or by which Connect Ads is bound.

1.4	Except for the Pre-Completion Conditions and the processes referred to in Clause 6 (Pre-Completion Arrangements), so far as Connect Ads is aware, the execution, delivery and performance by Connect Ads of its obligations under this Agreement and the other Transaction Documents to which it is a party will not require it to obtain any consent or approval of, or give any notice to or make any registration or filing with, any Governmental Authority which has not been obtained or made at the Signature Date on a basis both unconditional and which cannot be revoked.

1.5	This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by Connect Ads, and this Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of Connect Ads, enforceable against it in accordance with their terms, except as may be limited by bankruptcy or insolvency Laws or other similar Laws affecting creditors' rights in general.

1.6	Connect Ads is not insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of Connect Ads. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of Connect Ads or all or any material part of its assets and, so far as Connect Ads is aware, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to Connect Ads. Connect Ads has not become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

Schedule 11

A15 Limitations of Liability

1.	Knowledge

1.1	A15 shall not be liable in respect of an A15 Warranty Claim for breach of the A15 Warranties to the extent that the facts giving rise to such A15 Warranty Claim were:

(a)	Disclosed; or

(b)	otherwise known at the Signature Date by any member of the IMS Group or Httpool Group.

1.2	Httpool, Aleph Cayman or IMS (as applicable) shall give notice to A15 of the facts and matters that may give rise to a Claim as soon as reasonably practicable after it becomes aware of such facts and matters that may give rise to a Claim, and in any event within twenty (20) Business Days after it becomes aware. Failure to give such notice shall not of itself prevent Httpool, Aleph Cayman or IMS (as applicable) from bringing the relevant Claim, but A15 shall not be liable to Httpool, Aleph Cayman or IMS (as applicable) in respect of such Claim to the extent that the amount of it is increased or, as applicable, not reduced as a result of such failure.

1.3	If the matter giving rise to a Claim (apart from in relation to a Connect Ads Tax Claim) is capable of remedy, Httpool, Aleph Cayman or IMS (as applicable) shall only be entitled to damages if the matter is not remedied within forty-five (45) days after the date on which the notice referred to in paragraph 1.2 of this Schedule 11 (A15 Limitations of Liability) is served on A15 at no cost, liability or loss to Httpool, Aleph Cayman or IMS (as applicable).

2.	Limitations on Quantum

2.1	The liability of A15 in respect of any Claim:

(a)	shall not arise unless and until the amount of such Claim (together with all Claims arising out of the same set of circumstances), when substantiated, exceeds fifty thousand US Dollars (US$50,000), in which case Httpool, Aleph Cayman or IMS (as applicable) shall be entitled to claim the whole of such amount from the first US Dollar and not merely the excess; and

(b)	shall not arise unless and until the amount of all Claims for which it would, in the absence of this provision be liable, when substantiated, exceeds five hundred thousand US Dollars (US$500,000), in which case Httpool, Aleph Cayman or IMS (as applicable) shall be entitled to claim the whole of such amount from the first US Dollar and not merely the excess.

2.2	The aggregate liability of A15 in respect of:

(a)	all Claims under the A15 Warranties (other than the A15 Fundamental Warranties), and including all legal and other professional fees and expenses payable by A15 in respect of all such Claims, shall not exceed an amount equal to thirty per cent. (30%) of the Consideration; and

(b)	all Claims (including claims under the A15 Fundamental Warranties), and including all legal and other professional fees and expenses payable by A15 in respect of all such Claims, shall not exceed an amount equal to the Consideration.

2.3	In respect of any breach of this Agreement, A15 shall not be liable for any punitive, special, indirect or consequential loss or loss of profit or loss of goodwill or possible business, whether actual or prospective.

3.	Time Limits

3.1	A15 shall not be liable in respect of any Claim unless written notice containing reasonable details (insofar as is known to IMS, Aleph Cayman and Httpool) of such Claim (including as far as is reasonably practicable Httpool’s, Aleph Cayman’s or IMS’s (as applicable) bona fide estimate of the amount of such Claim) is given by or on behalf of Httpool, Aleph Cayman or IMS (as applicable) to A15:

(a)	in the case of a Claim (other than a Claim under the A15 Fundamental Warranties, the A15 Tax Warranties or the Connect Ads Tax Covenant), by no later than the date falling twenty-four (24) months after the Completion Date; and

(b)	in the case of a Claim under the A15 Fundamental Warranties, the A15 Tax Warranties, or the Connect Ads Tax Covenant, by no later than the date falling six (6) years after the Completion Date,

provided that any such Claim shall (if not previously satisfied, settled or withdrawn) be deemed to have been withdrawn and waived in full by IMS, Aleph Cayman and Httpool unless proceedings in respect of it have been properly issued and validly served within nine (9) months of such written notice being given to A15, or, in the case of a contingent liability, within nine (9) months of such contingent liability becoming an actual liability.

4.	Contingent Liability

A15 shall not be liable for any Claim based upon a liability which is contingent unless and until such contingent liability becomes an actual liability and is due and payable. For the avoidance of doubt, the fact that the liability may not have become an actual liability by the relevant date provided in paragraph 3 of this Schedule 11 (A15 Limitations of Liability) shall not exonerate A15 in respect of any Claim properly notified before that date, provided, however, that A15 shall not be liable for a Claim based upon a liability which is contingent only, unless such contingent liability gives rise to an obligation to make a payment within twenty-four (24) months of the expiry of the applicable limitation period set out in paragraph 3 of this Schedule 11 (A15 Limitations of Liability).

5.	Retrospective Legislation

A15 shall not be liable for any Claim (apart from in relation to a Connect Ads Tax Claim) to the extent that the liability arises or is increased as a result of any legislation not in force at the Signature Date.

6.	Voluntary Acts or Omissions

A15 shall not be liable for any Claim (apart from in relation to a Connect Ads Tax Claim) to the extent that it arises or is increased directly as a result of any voluntary act or omission of any member of the Httpool Group, Aleph Group or IMS Group (as applicable): (a) prior to the Completion Date with the prior written consent of, or at the written instruction of, Httpool, Aleph Cayman or IMS, or any member of the Httpool Group, Aleph Group or IMS Group; or (b) after the Completion Date except pursuant to a legally binding obligation of Connect Ads or a member of the Connect Ads Group entered into prior to Completion or in the ordinary course of business.

7.	Duty to Mitigate

Httpool, Aleph Cayman or IMS (as applicable) shall procure that all reasonable steps are taken to avoid or mitigate any loss or damage which it may suffer as a result of a breach by A15 of this Agreement or as a result of any fact, matter, event or circumstance likely to give rise to a Claim (apart from in relation to a Connect Ads Tax Claim).

8.	Loss Otherwise Compensated

8.1	A15 shall not be liable for any Claim (apart from in relation to a Connect Ads Tax Claim) to the extent that:

(a)	the matter giving rise to such Claim has been made good or is otherwise compensated for without loss to Httpool, Aleph Cayman or IMS (as applicable); or

(b)	the Claim is actually recovered under any insurance policy.

8.2	In assessing a Claim (apart from in relation to a Connect Ads Tax Claim), corresponding savings by, or net benefits to Httpool, Aleph Cayman or IMS (as applicable) in each case in respect of the matter giving rise to the Claim shall be taken into account (apart from in relation to a Connect Ads Tax Claim).

9.	Recovery from Third Parties

Where A15 has made a payment to Httpool, Aleph Cayman or IMS (as applicable) in relation to any Claim (apart from in relation to a Connect Ads Tax Claim) and Httpool, Aleph Cayman or IMS (as applicable) or any member of Httpool Group or IMS’s Group recovers (whether by insurance, payment, discount, credit, relief or otherwise) from a third party a sum which is referable to the matter giving rise to the Claim or obtains any relief, saving or benefit which is so referable, Httpool, Aleph Cayman or IMS (as applicable) or the relevant member of their respective Groups shall pay to A15 as soon as practicable after receipt:

(a)	an amount equal to the amount actually recovered from the third party (net of taxation and less any reasonable costs of recovery) or the value of the relief, saving or benefit obtained, calculated by reference to the amount saved (less any reasonable costs of recovery); or

(b)	if the amount referred to in sub-paragraph (a) above exceeds the amount paid by A15 to Httpool, Aleph Cayman or IMS (as applicable) or a member of Httpool Group or IMS’s Group in respect of the relevant Claim, such lesser amount as shall have been so paid by A15.

10.	Conduct of Claims

If any member of the IMS Group becomes aware of any matter which may result in a claim being brought against it by another person (a “Third Party Claim”) which may lead to a Claim (apart from in relation to a Connect Ads Tax Claim), Aleph Cayman shall and shall procure that each member of the IMS Group shall:

(a)	make no admission of liability or settle or compromise the Third Party Claim without the prior consent in writing of A15, such consent not to be unreasonably withheld or delayed, provided that it will take all reasonable action to mitigate any loss that may arise in respect of any resulting Claim;

(b)	for the duration of the Third Party Claim, provide A15 and its Agents with all information relevant to the Third Party Claim (including the right to examine at A15’s cost and expense all relevant documents and records), and shall preserve all such information;

(c)	consult with, give such information and assistance to and subject to being indemnified in relation to the same, take such action (including the appointment of professional advisers) as A15 may reasonably request in order to avoid, defend, dispute, mitigate, appeal, settle or compromise the Third Party Claim provided that nothing in this paragraph 10 shall require any member of the IMS Group to take any action that would in the reasonable opinion of Aleph Cayman be materially detrimental to the goodwill or commercial interests of the IMS Group so long as A15 shall not be liable to Httpool, Aleph Cayman or IMS (as applicable) in respect of such Claim to the extent that the amount of such Claim is increased or, as applicable, not reduced as a result of the failure of any member of the IMS Group to comply with any such reasonable request of A15.

11.	No Double Recovery

12.	Any of Httpool, Aleph Cayman or IMS (as applicable) shall be entitled to make more than one Claim arising out of the same subject matter, fact event or circumstances but that company shall not be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once in respect of any one liability, loss, cost, shortfall, damage or deficiency suffered by it, regardless of whether more than one Claim arises in respect of it for the benefit of that company, and for this purpose recovery by one of IMS or Httpool against A15 shall be deemed to be recovery by each of them.

13.	Exclusion of Limitations

Nothing in this Schedule 11 (A15 Limitations of Liability) applies to a Claim that arises or is delayed as a result of fraud, wilful misconduct or dishonesty by A15, any other member of the A15 Group, or any of their respective officers or employees.

Schedule 12

IMS Warranties

1.	Incorporation, Capacity and Authority

1.1	IMS has been duly incorporated, and is validly existing, under the laws of the State of Florida, United States.

1.2	IMS has full power, authority and capacity to enter into, deliver and perform this Agreement and each other Transaction Document to which it is a party.

1.3	The execution, delivery and performance by IMS of this Agreement and the other Transaction Documents to which it is a party will not constitute a breach of (a) any Laws applicable to IMS; (b) the provisions of its articles of association, by-laws or equivalent constitutional documents; or (c) any Orders against, or binding upon, IMS or (d) any other material agreements or instruments to which IMS is party or by which IMS is bound.

1.4	Except for the Pre-Completion Conditions and the processes referred to in Clause 6 (Pre-Completion Arrangements), to the Knowledge of IMS, the execution, delivery and performance by IMS of its obligations under this Agreement and the other Transaction Documents to which it is a party will not require it to obtain any consent or approval of, or give any notice to or make any registration or filing with, any Governmental Authority which has not been obtained or made at the Signature Date on a basis both unconditional and which cannot be revoked.

1.5	This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by IMS, and this Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of IMS, enforceable against it in accordance with their terms, except as may be limited by bankruptcy or insolvency Laws or other similar Laws affecting creditors’ rights in general.

1.6	IMS is not insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of IMS. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of IMS or all or any material part of its assets and, to the Knowledge of IMS, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to IMS. IMS has not become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

1.7	IMS is not a Government Official, and no Government Official has any legal, financial or beneficial interest in IMS or in any Transaction Document, and none of the owners or directors of IMS is a Government Official.

2.	The IMS Group

2.1	The particulars of each IMS Group Company set out in Part 2 of Schedule 2 (The IMS Group) are true and accurate.

2.2	The entity identified in Part 2 of Schedule 2 (The IMS Group) as the holder of the shares in an IMS Subsidiary Undertaking is the legal and beneficial owner of such shares, which constitute the entire allotted and issued share capital of such IMS Subsidiary Undertaking.

2.3	The shares in each IMS Group Company are free from all Encumbrances, and there is no agreement or commitment to give or create any Encumbrance over or affecting the shares of any IMS Subsidiary Undertaking.

2.4	The shares in each IMS Subsidiary Undertaking have been duly authorized and validly issued and are fully paid-up in accordance with applicable Law.

2.5	There are no agreements or commitments outstanding which call for the issue of any shares or debentures in or other securities of any IMS Subsidiary Undertaking or accord to any person the right to call for the issue of any such shares, debentures or other securities.

2.6	No IMS Group Company has any interest in the share capital, loan capital or other securities or otherwise controls or takes part in the management of any other company which is not an IMS Group Company.

2.7	No IMS Group Company has at any time had any subsidiary or subsidiary undertaking except for the IMS Group Companies.

2.8	No IMS Group Company acts or carries on business together with any other person in any partnership or other unincorporated association, joint venture or consortium.

2.9	No IMS Group Company has any branch or agency in any jurisdiction other than in the jurisdiction of its incorporation.

3.	Constitutional and Corporate Matters

3.1	IMS has been duly incorporated or organized, and is validly existing, under the laws of Florida, and each other IMS Group Company has been duly incorporated or organized, and is validly existing, under the laws of its jurisdiction of incorporation.

3.2	Each IMS Group Company has full power to carry on its business as it is carried on at the Signature Date.

3.3	The copies of each IMS Group Company’s Organizational Documents contained in the IMS Data Room are up-to-date, accurate and complete, reflect all amendments made until immediately preceding the Signature Date and are maintained in accordance with applicable Laws, in each case, in all material respects.

3.4	The copies of the minute books of shareholder meetings and other records of the IMS Group Company were properly maintained in all material respects.

3.5	All filings and returns that each IMS Group Company is required to file in accordance with applicable Laws have been correctly made and duly filed or delivered, in each case, in all material respects.

3.6	All dividends or distributions declared, made or paid by any IMS Group Company have been declared, made or paid in accordance with the applicable Organizational Documents and all applicable Laws, in each case, in all material respects.

4.	Contracts

4.1	Save for any partner agreements entered into by the IMS Group, no IMS Group Company is a party to any contract which:

(a)	involves revenue or expenditure in excess of fifty thousand US Dollars (US$50,000) per annum; or

(b)	is, in the reasonable opinion of IMS, of an unusual or exceptional nature or is not in the ordinary course of business; or

(c)	in the reasonable opinion of IMS, cannot readily be performed by it on time except with undue effort or unusual expenditure; or

(d)	restricts to a material extent the ability of any IMS Group Company to carry on any part of its business in the jurisdictions in which it operates; or

(e)	is an agency, distribution, franchise, licensing, joint venture or shareholders’ agreement,

(each such contract a “IMS Material Contract”, which term, for the avoidance of doubt, excludes insertion orders).

4.2	A complete and accurate copy of each IMS Material Contract (which, for the avoidance of doubt, does not include any insertion orders), is contained in the IMS Data Room.

4.3	A complete and accurate copy of each partner agreement, as amended, with revenue in excess of fifty thousand US Dollars (US$50,000) entered into by an IMS Group Company is contained in the IMS Data Room (each such agreement an “IMS Partner Agreement”).

4.4	Each of the IMS Material Contracts and the IMS Partner Agreements: (a) is in full force and effect; (b) no written notice alleging any breach or invalidity of any IMS Material Contract or IMS Partner Agreement has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any IMS Material Contract or IMS Partner Agreement has been served or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date and, to the Knowledge of IMS, there are no grounds for termination, rescission or repudiation of the IMS Material Contracts or IMS Partner Agreements.

4.5	To the Knowledge of IMS, no IMS Group Company is in default of any IMS Material Contract or IMS Partner Agreement where such default would be material having regard to the trading, profits or financial position of the IMS Group.

4.6	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement has been given or entered into by an IMS Group Company in respect of any obligations of another person (other than another member of the IMS Group), including any member of the Aleph Group.

4.7	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement or arrangement has been given or entered into by any person other than an IMS Group Company, including any member of the Aleph Group, in respect of any obligations of an IMS Group Company.

4.8	No IMS Group Company is a party to an IMS Material Contract which is not of an arm’s length nature to any material extent.

4.9	There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any IMS Group Company in connection with the Transactions (excluding for the avoidance of doubt legal and other professional advisory fees).

5.	Trading

5.1	No customer or supplier of any IMS Group Company which accounted for ten per cent. (10%) or more by value of the IMS Group’s annual supply or sales, as the case may be, in the financial year ended 31 December 2020 has during the six (6) months immediately preceding the Signature Date ceased or substantially reduced its trading with or supplies to the IMS Group. No such customer or supplier has given written notice of its intention to terminate or substantially reduce its business with any IMS Group Company to such IMS Group Company.

5.2	No IMS Group Company carries on business under any name other than its own corporate name.

6.	Compliance with Laws

6.1	Each IMS Group Company has, in the three (3) years immediately preceding the Signature Date, carried out its business in all material respects in compliance with all applicable laws and regulations in any relevant jurisdictions.

6.2	Each IMS Group Company uses all personal data it holds, process or uses, including without limitation the customer information it receives through its website, or otherwise, in compliance in all material respects with applicable Law.

6.3	Each IMS Group Company has security measures in place that are generally consistent with industry practices for similarly situated companies to protect the customer information it receives through its website, or otherwise, and which it stores in its computer systems to maintain the confidentiality and integrity of such customer information and to protect it from illegal use by third parties.

6.4	No IMS Group Company has, in the last three (3) years, received any:

(a)	written notice, request, correspondence or other written communication from any governmental or state agency, body, department, board, official or entity exercising regulatory or supervisory authority pursuant to any applicable data protection Laws, or been subject to any enforcement action (including any fines or other sanctions), in each case relating to a breach or alleged breach of their obligations under the applicable data protection Laws; or

(b)	written claim, complaint, correspondence or other written communication from a data subject or any other person claiming a right to compensation under the applicable data protection Laws, or alleging any material breach of the applicable data protection Laws.

7.	Anti-Bribery Laws

7.1	No equity interests in any IMS Group Company were acquired using proceeds that were obtained in violation of any Anti-Bribery Law applicable to the IMS Group, and IMS has no Knowledge of any claim, charge or allegation by or on behalf of any Governmental Authority that any equity interests in any IMS Group Company were acquired using proceeds that were, directly or indirectly, obtained from any action or activity in violation of any Anti-Bribery Law applicable to the IMS Group.

7.2	No IMS Group Company has taken any action that caused any such IMS Group Company to violate any Anti-Bribery Law applicable to them.

7.3	No IMS Group Company, nor, to the Knowledge of IMS, any of their respective directors, officers, employees, agents or representatives, has, in connection with the Business, made or agreed to make any act corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value to or releasing any liability of any Governmental Authority or Government Official for the purposes of unlawfully:

(a)	influencing any act or decision of such Governmental Authority or Government Official in its or her official capacity;

(b)	inducing such Governmental Authority or Government Official to do or omit to do an act in violation of the lawful duty of such Governmental Authority or Government Official;

(c)	securing any improper advantage;

(d)	inducing such Governmental Authority or Government Official to use its or his/her influence with a Governmental Authority to affect or influence any act or decision of such Governmental Authority, in order to assist any IMS Group Company or its Connected Persons in obtaining or retaining business for or with, or directing business to, any person; or

(e)	influencing any person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any Governmental Authority or Government Official for the purposes of influencing or inducing any act or decision of such Governmental Authority or Government Official, in its or his/her official capacity; or

(f)	inducing such Governmental Authority or Government Official to do or omit to do any act in violation of the lawful duty of such Governmental Authority or Government Official.

8.	Licences

8.1	All material licences, registrations, consents and other authorizations required by each IMS Group Company in order for it to conduct its business as it is currently conducted (the “IMS Licences”) have been obtained.

8.2	Each IMS Licence is in full force and effect and, to the Knowledge of IMS, there are no grounds for the suspension, cancellation, variation, revocation or termination of any IMS Licences.

9.	Assets

9.1	Save for assets that are leased or the subject of any hire purchase or rental agreement, all material assets used by any IMS Group Company for or in connection with the IMS Business which, in the reasonable opinion of IMS, are required for the Business as it is currently conducted are legally and beneficially owned by an IMS Group Company (with good, valid and marketable title) and, are free from all Encumbrances, save for any IMS Permitted Encumbrances.

9.2	All assets referred to in paragraph 10.1 are included in the IMS Locked-Box Accounts, except for any fixed asset or asset acquired, sold, realised or applied in the ordinary course of business since the IMS Locked-Box Date.

9.3	Each asset referred to in paragraph 10.1 capable of possession is in the possession of an IMS Group Company.

9.4	All assets referred to in paragraph 10.1 are used exclusively in connection with the IMS Business.

9.5	No IMS Group Company owns (legally or beneficially) or leases any assets in any jurisdiction other than the jurisdictions included within the IMS Territory.

9.6	No IMS Group Company has agreed to acquire any asset on terms that ownership of such asset does not pass until full payment is made, where payment is currently outstanding.

10.	Debts Owed by IMS Group Companies

10.1	A list is set out in Schedule 2 to the IMS Disclosure Letter disclosing details of each overdraft, loan and other financial facility of each IMS Group Company.

10.2	The total amount of the borrowings of each IMS Group Company does not exceed any limitations on the borrowing powers set out in its articles of association, by-laws or equivalent constitutional documents.

10.3	No demand or notice to repay has been received under, and, so to the Knowledge of IMS, no event has occurred which is, or which will result in, an event of default, an early repayment or a breach of the terms of or under any borrowing or financial facility of any IMS Group Company.

11.	Debts Owed to IMS Group Companies

11.1	No IMS Group Company has lent any money which has not been repaid to it, and there are no debts owing to any IMS Group Company other than debts that have arisen in the ordinary course of business.

11.2	None of the debts owing to any IMS Group Company as reflected in the IMS Locked-Box Accounts or any debts subsequently recorded in the books of any IMS Group Company have been outstanding (in whole or in part) for more than twelve (12) months from its due date for payment.

11.3	No IMS Group Company has:

(a)	factored or discounted any of its debts; or

(b)	engaged in financing of a type which would not need to be shown or fully reflected in the IMS Locked-Box Accounts.

12.	Grants and Allowances

No IMS Group Company has applied for or received any grant, subsidy or allowance from any Governmental Authority or person in the twelve (12) months immediately preceding the Signature Date, and no such grant, subsidy or allowance is pending as of the Signature Date.

13.	Powers of Attorney

Except for powers of attorney contained in other agreements as an incidental provision, no IMS Group Company has given any power of attorney or other express authority which is still in force to any person to enter into any contract or commitment, or to act, on its behalf, other than to officers, directors or employees to enter into contracts in the normal course of their duties.

14.	Arrangements with Aleph Group and Sony

14.1	Save for the IMS Permitted Dividends, no indebtedness and no contract or arrangement is outstanding between any IMS Group Company and Aleph or Sony, other than on arm’s length commercial terms in the ordinary course of business.

14.2	Save for the IMS Permitted Dividends, neither Aleph nor Sony is entitled to a claim of any nature against any IMS Group Company nor has it assigned to any person the benefit of any such claim.

15.	Litigation and Investigations

15.1	No IMS Group Company is, or has been in the three (3) years immediately preceding the Signature Date, engaged in any material litigation, arbitration, mediation or other legal proceedings (whether as plaintiff, defendant or otherwise). To the Knowledge of IMS, no such litigation, arbitration, mediation or other legal proceedings are pending or have been threatened in writing by or against an IMS Group Company and there are no circumstances likely to give rise to any such proceedings.

15.2	To the Knowledge of IMS, no IMS Group Company is the subject of any investigation, enquiry or enforcement proceedings by any governmental or other body and there are no circumstances likely to give rise to any such proceedings.

15.3	To the Knowledge of IMS, no current or former director or employee of any IMS Group Company (in his or her capacity as such) is engaged in or subject to any of the matters referred to in paragraphs 16.1 and 16.2 for which any IMS Group Company may be liable.

15.4	No IMS Group Company is affected to a material extent by any existing or pending judgments or rulings, orders or decrees of any court or governmental authority or any expert determination or arbitral award to which it is subject.

16.	Insurance

16.1	Complete and accurate copies of all material insurance policies maintained by each IMS Company are contained in the IMS Data Room.

16.2	All premiums due and payable in respect of each insurance policy referred to in paragraph 17.1 have been paid and, to the Knowledge of IMS, each policy is in full force and effect and to the Knowledge of A15 there are no circumstances that are reasonably likely to make any policy void.

16.3	To the Knowledge of IMS, no claims are outstanding under any insurance policy referred to in paragraph 17.1, and to the Knowledge of IMS, no event has occurred which might give rise to any claim under such insurance policies in excess of US$100,000 (one hundred thousand US Dollars).

16.4	During the three (3) years immediately preceding the Signature Date no individual claim has been made by any IMS Group Company under any insurance policy referred to in paragraph 17.1.

17.	Insolvency

No IMS Group Company is insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of any IMS Group Company. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of any IMS Group Company or all or any material part of its assets and, to the Knowledge of IMS, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to any IMS Group Company. No IMS Group Company has become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

18.	Accounts

18.1	Complete and accurate copies of the IMS Locked-Box Accounts are contained in the IMS Data Room.

18.2	The IMS Locked-Box Accounts have been prepared in accordance with US GAAP.

18.3	The IMS Locked-Box Accounts give a true and fair view of the assets, liabilities, financial position and profit or loss of each IMS Group Company and of the IMS Group as a whole as at the IMS Locked-Box Date.

18.4	No change has been made to the accounting policies or to any other accounting treatment of any IMS Group Company for at least two (2) years immediately preceding the IMS Locked-Box Date.

18.5	Save as Disclosed in the IMS Locked-Box Accounts, the IMS Locked-Box Accounts were not affected in any material respect by any unusual or non-recurring item.

18.6	The IMS Management Accounts fairly present in all material respects the assets, liabilities and financial position of each IMS Group Company as at the IMS Management Accounts Date.

18.7	The IMS Management Accounts have been prepared on a basis consistent with the management accounts of each IMS Group Company prepared in the two (2) years immediately preceding the Signature Date.

18.8	All financial and other records of the IMS Group Companies:

(a)	have been properly prepared and maintained; and

(b)	are in the possession of an IMS Group Company.

19.	Events Since the IMS Locked-Box Date

19.1	Since the IMS Locked-Box Date:

(a)	the business of each IMS Group Company has been conducted in the ordinary course in all material respects and as a going concern;

(b)	there has been no material adverse change in the financial or trading position of the IMS Group;

(c)	no dividend or other distribution has been declared, made or paid by any IMS Group Company (save for any IMS Permitted Dividend);

(d)	no IMS Group Company has issued or agreed to issue any share capital or loan capital or other similar interest;

(e)	no asset of a value in excess of one million US Dollars (US$ 1,000,000) has been acquired or disposed of nor has there been any agreement to acquire or dispose of any such asset; and

(f)	no liability (actual or contingent) has been incurred or has arisen which is in excess of $2,000,000.

20.	Taxation

For the purposes of this paragraph 20, the following expressions shall have the following meanings:

“Code” means the U.S. Internal Revenue Code of 1986, as amended; and

“Treasury Regulations” means the regulations promulgated by the United States Department of Treasury under and pursuant to the Code.

20.1	All material liabilities of each IMS Group Company for Taxes as at the IMS Locked-Box Date are provided for in the IMS Locked-Box Accounts and all Tax for which each IMS Group Company is liable or is liable to account for has been duly paid (insofar as it ought to have been paid) and each IMS Group Company has made all material withholdings, deductions and retentions that it was legally required to make and has accounted in full to the appropriate authority for all amounts so withheld, deducted and retained.

20.2	Each IMS Group Company has maintained, in all material respects, all records in relation to Tax.

20.3	No IMS Group Company has in the three (3) years immediately preceding the Signature Date been involved, or is involved in any dispute as at the Signature Date in relation to any Taxes with any Taxation Authority and to the Knowledge of IMS there are no circumstances existing which make it likely that such a dispute will arise.

20.4	All material returns to be submitted, all material information required to be supplied and all material notices and payments required to be made by each IMS Group Company in each case for the purposes of Taxation have been submitted, supplied or made in accordance with applicable Laws, in each case in all material respects.

20.5	Neither IMS nor any IMS Group Company has received written notice of any intention to re-open any closed assessments of any IMS Group Company or the IMS Business, as the case may be, for any Tax period in respect of which Tax Returns have been filed.

20.6	No IMS Group Company has, within three (3) years immediately preceding the Signature Date, paid or become liable to pay any material tax deficiency, penalty, fine, surcharge or interest in connection with any Tax.

20.7	The amount of Tax chargeable on each IMS Group Company during any accounting period ending on or within the three (3) years immediately preceding the Signature Date has not depended on any concessions, agreements or other formal or informal arrangements with any Taxation Authority.

20.8	To the Knowledge of IMS, no IMS Group Company has, within the three (3) years immediately preceding the Signature Date, been the subject of an investigation, audit or visit of a non-routine nature by or involving any Taxation Authority.

20.9	To the Knowledge of IMS, no IMS Group Company has been involved in any scheme, arrangement, transaction or series of transactions in which the main purpose or one of the main purposes was the evasion or avoidance of Tax.

20.10	Each IMS Group Company is, to the extent that it is required to be registered, a registered person for the purposes of the relevant value added tax applicable in any relevant jurisdiction and has not within three (3) years immediately preceding the Signature Date been treated as a member of a group for such value added or turnover tax.

20.11	Each IMS Group Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions concerning the relevant value added or turnover tax in any relevant jurisdiction.

20.12	To the Knowledge of IMS, all transactions or arrangements made by any IMS Group Company with a related person (under applicable law as it relates to transfer pricing or its equivalent in any jurisdiction) have been made on arm’s-length terms.

20.13	All documents in the possession of an IMS Group Company or to the production of which an IMS Group Company is entitled and which attract stamp duty and which are necessary for any IMS Group Company in proving title or which an IMS Group Company may wish to rely upon for the purposes of any litigation in which an IMS Group Company is or is, to the Knowledge of IMS, reasonably likely to be involved or in connection with any Tax matter have been properly stamped.

20.14	To the Knowledge of IMS, with respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, IMS for itself and the other IMS Group Companies have each made accruals for such material Taxes in its books and records in accordance with applicable Law.

20.15	To the Knowledge of IMS, no proceeding by any Governmental Authority is pending or threatened with respect to (a) any material Taxes due from or with respect to any IMS Group Company or (b) any material Tax Return filed by or with respect to any IMS Group Company or the IMS Business.

20.16	To the Knowledge of IMS, each IMS Group Company has withheld from its employees, independent contractors, creditors, stockholders and third parties material amounts in all respects as at the IMS Locked-Box Date to the extent required and in compliance (in all material respects) with all Tax withholding and remitting provisions of applicable Law.

20.17	No IMS Group Company is treated for any taxation purpose as resident in a country other than the country of its incorporation, and to the Knowledge of IMS no IMS Group Company has had at any time, a branch, agency or permanent establishment in a country other than the country of its incorporation.

20.18	No IMS Group Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Completion Date as a result of any: (a) change in method of accounting (including any change in method of Tax accounting under Section 481(a) of the Code or any corresponding or similar provision of U.S. state or local or non-U.S. Law) for a taxable period ending on or prior to the Completion Date made or requested on or prior to the Completion Date; (b) use of an improper method of accounting for a taxable period ending on or prior to the Completion Date; (c) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) executed on or prior to the Completion Date; (d) intercompany transactions entered into on or prior to the Completion Date or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) existing at Completion; (e) installment sale or open transaction disposition made on or prior to the Completion Date; (f) deferred revenue or prepaid amount received on or prior to the Completion Date; or (g) election under Section 965 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) made on or prior to the Completion Date.

20.19	No IMS Group Company has been a party to any “reportable transaction,” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).

20.20	There is no Tax ruling, request for Tax ruling or settlement, compromise, closing or collection agreement with respect to Taxes in effect or pending with respect to any IMS Group Company. No IMS Group Company is party to, is bound by or has any obligation under any Tax sharing, Tax indemnity, Tax allocation or similar agreement, arrangement or practice with respect to Taxes.

20.21	No IMS Group Company (a) is a member of any affiliated group within the meaning of Section 1504 of the Code, any group of persons filing an affiliated, consolidated, unitary or combined report for purposes of state franchise or income Tax or any similar group defined under a similar provision of U.S. state, local or non-U.S. Law (an “Affiliated Group”) (other than an Affiliated Group comprising solely of members of the IMS Group) or (b) has any liability for the Taxes of any person under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local or non-U.S. Law), as a result of being a transferee, successor or member of an Affiliated Group (other than an Affiliated Group comprising solely of members of the IMS Group), by Contract, pursuant to applicable Law, or otherwise.

20.22	Within the past five (5) years, no IMS Group Company has distributed stock of another person, and has not had its securities distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

20.23	No IMS Group Company is or has ever been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

21.	Intellectual Property and Information Technology Registered Intellectual Property

21.1	A list of the IMS Registered Intellectual Property is contained in the IMS Data Room.

21.2	All registration, renewal and other maintenance fees in respect of the IMS Registered Intellectual Property have been paid in full.

21.3	No IMS Group Company has received any written notice that the IMS Registered Intellectual Property is being opposed, or that any third party is seeking its invalidation or revocation.

21.4	All IMS Registered Intellectual Property is registered in the name of an IMS Group Company.

Business Intellectual Property

21.5	All material IMS Business Intellectual Property used in the operation of any IMS Group Company is either owned by the IMS Group Company or is used by the IMS Group Company pursuant to a valid license.

21.6	Each IMS Group Company has taken reasonable actions to protect its IMS Business Intellectual Property.

21.7	To the Knowledge of IMS, the use by any IMS Group Company of the Business Intellectual Property does not infringe the Intellectual Property of any third party in any material respect.

21.8	No IMS Group Company has, in the three (3) years immediately preceding the Signature Date, issued any notice of any legal proceedings, claims or complaints against a third party regarding the infringement of the IMS Business Intellectual Property. To the Knowledge of IMS, in the three (3) years immediately preceding the Signature Date, no third party has infringed the IMS Business Intellectual Property.

21.9	A list of all material licences granted to any IMS Group Company relating to the IMS Business Intellectual Property (other than licences or agreements relating to shrink-wrapped, click-wrapped or other software commercially available off the shelf) (the “IMS Incoming Licences”) is contained in the IMS Data Room.

21.10	There are no material licences granted by any IMS Group Company relating to the IMS Business Intellectual Property owned by such IMS Group Company (the “IMS Outgoing Licences”).

21.11	No written notice alleging any breach or invalidity of any IMS Incoming Licence or any IMS Outgoing Licence has been sent or received by any IMS Group Company in the three (3) years immediately preceding the Signature Date.

21.12	No employee or former employee of an IMS Group Company has any right to payment with respect to the use of, or any interest in any IMS Business Intellectual Property.

21.13	With the exception of IMS Business Intellectual Property that is the subject of the Licences, (a) the IMS Business Intellectual Property has been developed by employees of an IMS Group Company acting in the course of their employment; or (b) all consultants, contractors, and/or employees who have developed or who have contributed to the development of any IMS Business Intellectual Property have assigned to an IMS Group Company pursuant to a valid, legally binding, written assignment, any right, title, and interest in such IMS Business Intellectual Property which did not automatically vest in an IMS Group Company by virtue of any relevant law.

IT Systems / IT Contracts

21.14	A list of all material IMS IT Systems is contained in the IMS Data Room.

21.15	A list of all material IMS IT Contracts is contained in the IMS Data Room.

21.16	An IMS Group Company owns or has rights to use all material IMS IT Systems.

21.17	The IMS IT Systems comprises all rights to computer hardware (including network and telecommunications equipment) and software (including associated preparatory manuals and other related documentation) and related services, which, in the reasonable opinion of IMS, are necessary to operate the business of the IMS Group Companies in the same manner and for the same purposes as the business of the IMS Group was operated in the 12 month period immediately prior to Completion.

21.18	To the Knowledge of IMS, (a) all the material IMS IT Contracts are valid and binding and (b) no written notice alleging any breach or invalidity of any IMS IT Contract has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date.

Computer Operation and Maintenance

21.19	To the Knowledge of IMS, no material part of the IMS IT Systems has materially failed to function at any time during the two (2) years immediately preceding the Signature Date.

21.20	To the Knowledge of IMS, in the last twelve (12) months no part of the IMS IT Systems has been infected by any virus or other extraneously induced malfunction which has had a material impact on the IMS Business, and no person has had unauthorized access to the IT Systems or any data stored thereon. Each Group Company operates a procedure aimed at avoiding such infections and unauthorized access.

21.21	The IMS Group has taken steps which are aimed at ensuring that the IMS Business can continue in the event of a failure of the IMS IT Systems (whether due to natural disaster, power failure or otherwise).

22.	Real Estate

22.1	The IMS Properties comprise all the material land and buildings owned, controlled, occupied or used by any IMS Group Company or in which any IMS Group Company has any right, interest or liability.

22.2	The information in respect of the IMS Properties contained in the IMS Data Room is accurate in all material respects.

22.3	Each lease of the IMS Properties is: (a) in full force and effect; (b) no written notice alleging any breach or invalidity of any such lease has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any such lease has been served or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date.

22.4	An IMS Group Company is in exclusive possession of the whole of each of the IMS Properties, and no other person is in or entitled to occupation of any of the IMS Properties.

22.5	An IMS Group Company has in its possession and control all title deeds and documents to the IMS Owned Properties.

22.6	There is no outstanding liability, including without limitation, for any rent, rates or taxes in respect of any of the IMS Properties. No rent reviews and/or rent adjustments under any leases of the IMS Properties are currently outstanding or in process.

22.7	To the Knowledge of IMS, no IMS Group Company is actually or contingently liable in any material respect in relation to any freehold or leasehold property (whether as owner or former owner or as tenant or former tenant of any such property or as an original contracting party, or guarantor of any party, to any deed, document, lease or licence connected therewith) other than the IMS Properties.

23.	Environmental Matters

23.1	Each IMS Group Company is conducting, and has during the past three (3) years conducted, the IMS Business in compliance with Environmental Law in all material respects.

23.2	No Environmental Proceedings are pending, nor have any been threatened in writing, against any IMS Group Company.

24.	Employment; Labor Matters

24.1	Details of all remuneration and other benefits which each IMS Group Company is bound to provide to each IMS Key Manager are contained in the IMS Data Room.

24.2	Copies of standard template terms and conditions, staff handbooks and policies and the IMS Benefit Plans which apply to IMS Key Managers and IMS Key Workers are contained in the IMS Data Room.

24.3	The terms of employment or engagement of all IMS Key Managers are such that their employment or engagement may be terminated by not more than three (3) months’ notice given at any time without liability for any payment, including by way of compensation or damages (except for any compensation under any applicable statutory regime in the relevant jurisdiction).

24.4	Since the IMS Locked-Box Date, no IMS Group Company has made any announcement or proposal concerning any salaries of IMS Key Managers, with or without retroactive action that would have a material impact on the salaries or other benefits of IMS Key Managers.

24.5	Since the IMS Locked-Box Date, no IMS Group Company has made a written offer of employment with an aggregate remuneration package of more than US$100,000 per annum (including all benefits and allowances).

24.6	No IMS Key Manager has given or received written notice to terminate his employment or engagement with an IMS Group Company and, to the Knowledge of IMS, there are no circumstances likely to give rise to such notice.

24.7	No IMS Group Company is currently engaged or involved in any material dispute with any IMS Worker or any labour dispute involving any IMS Group Company which is material.

24.8	To the extent relevant, materially complete and accurate details of each trade union, works council, whether national or cross-border, special negotiating body, staff association or other body recognized by any IMS Group Company for the purposes of representing any IMS Workers are contained in the IMS Data Room.

24.9	Complete and accurate copies of all collective agreements and of any applicable information or consultation arrangement (whether legally binding or not) concerning any IMS Worker and any IMS Group Company are contained in folder “1.6.6 Employees” at “6.5” of the IMS Data Room, and in section “1.18.99” of the IMS Data Room.

24.10	All salaries, wages and fees and other benefits of all IMS Workers have, to the extent due, been paid or discharged in full together with all related payments to third party benefit providers or relevant authorities.

24.11	To the extent required by applicable Laws, each IMS Group Company has maintained records regarding the service of each IMS Worker (including details of the terms of employment, payments of statutory sick pay and maternity pay, disciplinary and grievance matters, health and safety matters, income tax and social security contributions, wage and time records) which are current, in each case in all material respects.

24.12	To the extent required by applicable Laws, each employee is lawfully employed by IMS or the applicable Subsidiary Undertaking.

24.13	All IMS Group Companies are in compliance with all the laws, decrees, and regulations that govern the employees’ matters, such as the labor laws, social insurance laws and health and safety laws.

25.	Company Plans

For the purposes of this paragraph 25, the following expressions shall have the following meanings:

“IMS Disclosed Plans” means the IMS Benefit Plans;

“IMS Worker” means a current or former worker of the IMS Group; and

“Defined Contribution Plan” means a plan that provides for an individual account for each participant and for Pension Benefits based solely on the amount contributed to the participant’s account and any income, expenses, gains and losses and any forfeitures of accounts of other participants which may be allocated to such participant’s account.

25.1	A complete and accurate list of all IMS Disclosed Plans is contained in the IMS Data Room.

25.2	Other than the IMS Disclosed Plans, there are no agreements, arrangements, obligations or commitments (whether funded or unfunded) under which any IMS Group Company is required to make payment of a contribution towards, or other provision for, Pension Benefits for the benefit of an IMS Worker or an IMS Worker’s dependents.

25.3	The IMS Data Room contains complete and accurate copies of the following documents in relation to each IMS Plan:

(a)	the material governing documents;

(b)	all policies of insurance currently in force;

(c)	members’ booklets currently in force and announcements to the relevant members made on the date the respective booklets were published;

(d)	membership data and reasonable details of the rates and amounts of contributions payable by any IMS Group Company to the IMS Disclosed Plans; and

(e)	in relation to any IMS Disclosed Plan which is not a Defined Contribution Plan, the reports of the most recently performed actuarial valuation of the IMS Disclosed Plan.

25.4	To the Knowledge of IMS, the IMS Disclosed Plans have been operated in all material respects in accordance with their governing documents and all applicable laws and regulatory requirements, including any applicable laws or regulatory requirements relating to the funding of Pension Benefits.

25.5	To the Knowledge of IMS, there are no material outstanding contributions, costs (including levies) or expenses payable by any IMS Group Company in respect of the IMS Disclosed Plans.

25.6	To the Knowledge of IMS, no claim has been made or threatened in writing in the twelve (12) months immediately preceding the Signature Date against any IMS Group Company or the trustees or administrators of any of the IMS Disclosed Plans, or against any person whom any IMS Group Company is or may be liable to indemnify or compensate, in connection with any of the IMS Disclosed Plans (other than routine claims for benefits).

26.	Exchange Matters

To the Knowledge of IMS, each IMS Group Company has duly complied in all material respects with foreign exchange Laws, including compliance with all obligations arising from currency imports and exports, external debt (assets and liabilities), international investment and clearing accounts.

Schedule 13

Aleph Cayman Warranties

1.	Incorporation, Capacity and Authority

1.1	Aleph Cayman has been duly incorporated, and is validly existing, under the laws of the Cayman Islands.

1.2	Aleph Cayman has full power, authority and capacity to enter into, deliver and perform this Agreement and each other Transaction Document to which it is a party.

1.3	The execution, delivery and performance by Aleph Cayman of this Agreement and the other Transaction Documents to which it is a party will not constitute a breach of (a) any Laws applicable to Aleph Cayman; (b) the provisions of its articles of association, by-laws or equivalent constitutional documents; or (c) any Orders against, or binding upon, Aleph Cayman or (d) any other material agreements or instruments to which Aleph Cayman is party or by which Aleph Cayman is bound.

1.4	Except for the Pre-Completion Conditions and the processes referred to in Clause 6 (Pre-Completion Arrangements), to the Knowledge of Aleph Cayman, the execution, delivery and performance by Aleph Cayman of its obligations under this Agreement and the other Transaction Documents to which it is a party will not require it to obtain any consent or approval of, or give any notice to or make any registration or filing with, any Governmental Authority which has not been obtained or made at the Restatement Date on a basis both unconditional and which cannot be revoked.

1.5	This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by Aleph Cayman, and this Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of Aleph Cayman, enforceable against it in accordance with their terms, except as may be limited by bankruptcy or insolvency Laws or other similar Laws affecting creditors’ rights in general.

1.6	Aleph Cayman is not insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of Aleph Cayman. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of Aleph Cayman or all or any material part of its assets and, to the Knowledge of Aleph Cayman, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to Aleph Cayman. Aleph Cayman has not become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

1.7	Aleph Cayman is not a Government Official, and no Government Official has any legal, financial or beneficial interest in Aleph Cayman or in any Transaction Document, and none of the owners or directors of Aleph Cayman is a Government Official.

1.8	Aleph Cayman has received a copy of the A15 Disclosure Letter and the Connect Ads Data Room USB Drive.

2.	The Consideration Shares

2.1	The Consideration Shares will, when issued, have been validly authorised and issued and be fully paid up and no further amounts will be payable to Aleph Cayman in respect of their issue.

2.2	Upon issue of the Consideration Shares A15 will be the sole legal and beneficial owner of, and have the right to exercise all voting and other rights over, the Consideration Shares.

2.3	When issued, there will be no Encumbrance on, over or affecting any of the Consideration Shares nor will there be any commitment by Aleph Cayman to give or create any such Encumbrance, and, so far as Aleph Cayman is aware, no person has claimed to be entitled to any such Encumbrance.

2.4	The Consideration Shares will constitute the Consideration Shares Percentage of the entire issued share capital of Aleph Cayman immediately following Completion.

2.5	There are no agreements or commitments outstanding which give to any person the right to call for the issue of any shares, debentures or other securities of Aleph Cayman or accord to any person the right to call for the issue of any such shares, debentures or other securities.

3.	The IMS Group

3.1	The particulars of each IMS Group Company set out in Part 2 of Schedule 2 (The IMS Group) are true and accurate.

3.2	The entity identified in Part 2 of Schedule 2 (The IMS Group) as the holder of the shares in an IMS Subsidiary Undertaking is the legal and beneficial owner of such shares, which constitute the entire allotted and issued share capital of such IMS Subsidiary Undertaking.

3.3	The shares in each IMS Group Company are free from all Encumbrances, and there is no agreement or commitment to give or create any Encumbrance over or affecting the shares of any IMS Subsidiary Undertaking.

3.4	The shares in each IMS Subsidiary Undertaking have been duly authorized and validly issued and are fully paid-up in accordance with applicable Law.

3.5	There are no agreements or commitments outstanding which call for the issue of any shares or debentures in or other securities of any IMS Subsidiary Undertaking or accord to any person the right to call for the issue of any such shares, debentures or other securities.

3.6	No IMS Group Company has any interest in the share capital, loan capital or other securities or otherwise controls or takes part in the management of any other company which is not an IMS Group Company.

3.7	No IMS Group Company has at any time had any subsidiary or subsidiary undertaking except for the IMS Group Companies.

3.8	No IMS Group Company acts or carries on business together with any other person in any partnership or other unincorporated association, joint venture or consortium.

3.9	No IMS Group Company has any branch or agency in any jurisdiction other than in the jurisdiction of its incorporation.

4.	Constitutional and Corporate Matters

4.1	Aleph Cayman has been duly incorporated or organized, and is validly existing, under the laws of the Cayman Islands, and each other IMS Group Company has been duly incorporated or organized, and is validly existing, under the laws of its jurisdiction of incorporation.

4.2	Each IMS Group Company has full power to carry on its business as it is carried on at the Signature Date.

4.3	The copies of each IMS Group Company’s Organizational Documents contained in the IMS Data Room are up-to-date, accurate and complete, reflect all amendments made until immediately preceding the Signature Date and are maintained in accordance with applicable Laws, in each case, in all material respects.

4.4	The copies of the minute books of shareholder meetings and other records of the IMS Group Company were properly maintained in all material respects.

4.5	All filings and returns that each IMS Group Company is required to file in accordance with applicable Laws have been correctly made and duly filed or delivered, in each case, in all material respects.

4.6	All dividends or distributions declared, made or paid by any IMS Group Company have been declared, made or paid in accordance with the applicable Organizational Documents and all applicable Laws, in each case, in all material respects.

5.	Contracts

5.1	Save for any partner agreements entered into by the IMS Group, no IMS Group Company is a party to any IMS Material Contract, which term, for the avoidance of doubt, excludes insertion orders).

5.2	A complete and accurate copy of each IMS Material Contract (which, for the avoidance of doubt, does not include any insertion orders), is contained in the IMS Data Room.

5.3	A complete and accurate copy of each IMS Partner Agreement is contained in the IMS Data Room.

5.4	Each of the IMS Material Contracts and the IMS Partner Agreements: (a) is in full force and effect; (b) no written notice alleging any breach or invalidity of any IMS Material Contract or IMS Partner Agreement has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any IMS Material Contract or IMS Partner Agreement has been served or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date and, to the Knowledge of Aleph Cayman, there are no grounds for termination, rescission or repudiation of the IMS Material Contracts or IMS Partner Agreements.

5.5	To the Knowledge of Aleph Cayman, no IMS Group Company is in default of any IMS Material Contract or IMS Partner Agreement where such default would be material having regard to the trading, profits or financial position of the IMS Group.

5.6	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement has been given or entered into by an IMS Group Company in respect of any obligations of another person (other than another member of the IMS Group), including any member of the IMS Group.

5.7	No guarantee, indemnity, mortgage, charge, pledge, lien or other security agreement or arrangement has been given or entered into by any person other than an IMS Group Company, including any member of the IMS Group, in respect of any obligations of an IMS Group Company.

5.8	No IMS Group Company is a party to an IMS Material Contract which is not of an arm’s length nature to any material extent.

5.9	There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any IMS Group Company in connection with the Transactions (excluding for the avoidance of doubt legal and other professional advisory fees).

6.	Trading

6.1	No customer or supplier of any IMS Group Company which accounted for ten per cent. (10%) or more by value of the IMS Group’s annual supply or sales, as the case may be, in the financial year ended 31 December 2020 has during the six (6) months immediately preceding the Signature Date ceased or substantially reduced its trading with or supplies to the IMS Group. No such customer or supplier has given written notice of its intention to terminate or substantially reduce its business with any IMS Group Company to such IMS Group Company.

6.2	No IMS Group Company carries on business under any name other than its own corporate name.

7.	Compliance with Laws

7.1	Each IMS Group Company has, in the three (3) years immediately preceding the Signature Date, carried out its business in all material respects in compliance with all applicable laws and regulations in any relevant jurisdictions.

7.2	Each IMS Group Company uses all personal data it holds, process or uses, including without limitation the customer information it receives through its website, or otherwise, in compliance in all material respects with applicable Law.

7.3	Each IMS Group Company has security measures in place that are generally consistent with industry practices for similarly situated companies to protect the customer information it receives through its website, or otherwise, and which it stores in its computer systems to maintain the confidentiality and integrity of such customer information and to protect it from illegal use by third parties.

7.4	No IMS Group Company has, in the last three (3) years, received any:

(a)	written notice, request, correspondence or other written communication from any governmental or state agency, body, department, board, official or entity exercising regulatory or supervisory authority pursuant to any applicable data protection Laws, or been subject to any enforcement action (including any fines or other sanctions), in each case relating to a breach or alleged breach of their obligations under the applicable data protection Laws; or

(b)	written claim, complaint, correspondence or other written communication from a data subject or any other person claiming a right to compensation under the applicable data protection Laws, or alleging any material breach of the applicable data protection Laws.

8.	Anti-Bribery Laws

8.1	No equity interests in any IMS Group Company were acquired using proceeds that were obtained in violation of any Anti-Bribery Law applicable to the IMS Group, and Aleph Cayman has no Knowledge of any claim, charge or allegation by or on behalf of any Governmental Authority that any equity interests in any IMS Group Company were acquired using proceeds that were, directly or indirectly, obtained from any action or activity in violation of any Anti-Bribery Law applicable to the IMS Group.

8.2	No IMS Group Company has taken any action that caused any such IMS Group Company to violate any Anti-Bribery Law applicable to them.

8.3	No IMS Group Company, nor, to the Knowledge of Aleph Cayman, any of their respective directors, officers, employees, agents or representatives, has, in connection with the Business, made or agreed to make any act corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value to or releasing any liability of any Governmental Authority or Government Official for the purposes of unlawfully:

(a)	influencing any act or decision of such Governmental Authority or Government Official in its or her official capacity;

(b)	inducing such Governmental Authority or Government Official to do or omit to do an act in violation of the lawful duty of such Governmental Authority or Government Official;

(c)	securing any improper advantage;

(d)	inducing such Governmental Authority or Government Official to use its or his/her influence with a Governmental Authority to affect or influence any act or decision of such Governmental Authority, in order to assist any IMS Group Company or its Connected Persons in obtaining or retaining business for or with, or directing business to, any person; or

(e)	influencing any person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any Governmental Authority or Government Official for the purposes of influencing or inducing any act or decision of such Governmental Authority or Government Official, in its or his/her official capacity; or

(f)	inducing such Governmental Authority or Government Official to do or omit to do any act in violation of the lawful duty of such Governmental Authority or Government Official.

9.	Licences

9.1	All IMS Licences have been obtained.

9.2	Each IMS Licence is in full force and effect and, to the Knowledge of Aleph Cayman, there are no grounds for the suspension, cancellation, variation, revocation or termination of any IMS Licences.

10.	Assets

10.1	Save for assets that are leased or the subject of any hire purchase or rental agreement, all material assets used by any IMS Group Company for or in connection with the IMS Business which, in the reasonable opinion of Aleph Cayman, are required for the Business as it is currently conducted are legally and beneficially owned by an IMS Group Company (with good, valid and marketable title) and, are free from all Encumbrances, save for any IMS Permitted Encumbrances.

10.2	All assets referred to in paragraph 10.1 are included in the IMS Locked-Box Accounts, except for any fixed asset or asset acquired, sold, realised or applied in the ordinary course of business since the IMS Locked-Box Date.

10.3	Each asset referred to in paragraph 10.1 capable of possession is in the possession of an IMS Group Company.

10.4	All assets referred to in paragraph 10.1 are used exclusively in connection with the IMS Business.

10.5	No IMS Group Company owns (legally or beneficially) or leases any assets in any jurisdiction other than the jurisdictions included within the IMS Territory.

10.6	No IMS Group Company has agreed to acquire any asset on terms that ownership of such asset does not pass until full payment is made, where payment is currently outstanding.

11.	Debts Owed by IMS Group Companies

11.1	A list is set out in Schedule 2 to the IMS Supplemental Disclosure Letter disclosing details of each overdraft, loan and other financial facility of each IMS Group Company.

11.2	The total amount of the borrowings of each IMS Group Company does not exceed any limitations on the borrowing powers set out in its articles of association, by-laws or equivalent constitutional documents.

11.3	No demand or notice to repay has been received under, and, so to the Knowledge of Aleph Cayman, no event has occurred which is, or which will result in, an event of default, an early repayment or a breach of the terms of or under any borrowing or financial facility of any IMS Group Company.

12.	Debts Owed to IMS Group Companies

12.1	No IMS Group Company has lent any money which has not been repaid to it, and there are no debts owing to any IMS Group Company other than debts that have arisen in the ordinary course of business.

12.2	None of the debts owing to any IMS Group Company as reflected in the IMS Locked-Box Accounts or any debts subsequently recorded in the books of any IMS Group Company have been outstanding (in whole or in part) for more than twelve (12) months from its due date for payment.

12.3	No IMS Group Company has:

(a)	factored or discounted any of its debts; or

(b)	engaged in financing of a type which would not need to be shown or fully reflected in the IMS Locked-Box Accounts.

13.	Grants and Allowances

No IMS Group Company has applied for or received any grant, subsidy or allowance from any Governmental Authority or person in the twelve (12) months immediately preceding the Signature Date, and no such grant, subsidy or allowance is pending as of the Signature Date.

14.	Powers of Attorney

Except for powers of attorney contained in other agreements as an incidental provision, no IMS Group Company has given any power of attorney or other express authority which is still in force to any person to enter into any contract or commitment, or to act, on its behalf, other than to officers, directors or employees to enter into contracts in the normal course of their duties.

15.	Arrangements with Aleph Group, CVC, Akuma, Sony and Mercardo Libre (MELI)

15.1	Save for the IMS Permitted Dividends, no indebtedness and no contract or arrangement is outstanding between any IMS Group Company and Aleph, CVC, Akuma, Sony or Mercardo Libre (MELI), other than on arm’s length commercial terms in the ordinary course of business.

15.2	Save for the IMS Permitted Dividends, neither Aleph, CVC, Akuma, Sony or Mercardo Libre (MELI) is entitled to a claim of any nature against any IMS Group Company nor has it assigned to any person the benefit of any such claim.

15.3	Complete and accurate copies of the CVC SPA and all agreements between: (a) CVC and its Related Parties on the one hand; and (b) any member of the Aleph Group and their respective Related Parties and/or any member of the IMS Group on the other hand with respect to the CVC Transaction have been disclosed to A15.

16.	Litigation and Investigations

16.1	No IMS Group Company is, or has been in the three (3) years immediately preceding the Signature Date, engaged in any material litigation, arbitration, mediation or other legal proceedings (whether as plaintiff, defendant or otherwise). To the Knowledge of Aleph Cayman, no such litigation, arbitration, mediation or other legal proceedings are pending or have been threatened in writing by or against an IMS Group Company and there are no circumstances likely to give rise to any such proceedings.

16.2	To the Knowledge of Aleph Cayman, no IMS Group Company is the subject of any investigation, enquiry or enforcement proceedings by any governmental or other body and there are no circumstances likely to give rise to any such proceedings.

16.3	To the Knowledge of Aleph Cayman, no current or former director or employee of any IMS Group Company (in his or her capacity as such) is engaged in or subject to any of the matters referred to in paragraphs 16.1 and 16.2 for which any IMS Group Company may be liable.

16.4	No IMS Group Company is affected to a material extent by any existing or pending judgments or rulings, orders or decrees of any court or governmental authority or any expert determination or arbitral award to which it is subject.

17.	Insurance

17.1	Complete and accurate copies of all material insurance policies maintained by each Aleph Cayman Company are contained in the IMS Data Room.

17.2	All premiums due and payable in respect of each insurance policy referred to in paragraph 17.1 have been paid and, to the Knowledge of Aleph Cayman, each policy is in full force and effect and to the Knowledge of A15 there are no circumstances that are reasonably likely to make any policy void.

17.3	To the Knowledge of Aleph Cayman, no claims are outstanding under any insurance policy referred to in paragraph 17.1, and to the Knowledge of Aleph Cayman, no event has occurred which might give rise to any claim under such insurance policies in excess of US$100,000 (one hundred thousand US Dollars).

17.4	During the three (3) years immediately preceding the Signature Date no individual claim has been made by any IMS Group Company under any insurance policy referred to in paragraph 17.1.

18.	Insolvency

No IMS Group Company is insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of any IMS Group Company. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of any IMS Group Company or all or any material part of its assets and, to the Knowledge of Aleph Cayman, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to any IMS Group Company. No IMS Group Company has become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

19.	Accounts

19.1	Complete and accurate copies of the IMS Locked-Box Accounts are contained in the IMS Data Room.

19.2	The IMS Locked-Box Accounts have been prepared in accordance with US GAAP.

19.3	The IMS Locked-Box Accounts give a true and fair view of the assets, liabilities, financial position and profit or loss of each IMS Group Company and of the IMS Group as a whole as at the IMS Locked-Box Date.

19.4	No change has been made to the accounting policies or to any other accounting treatment of any IMS Group Company for at least two (2) years immediately preceding the IMS Locked-Box Date.

19.5	Save as Disclosed in the IMS Locked-Box Accounts, the IMS Locked-Box Accounts were not affected in any material respect by any unusual or non-recurring item.

19.6	The IMS Management Accounts fairly present in all material respects the assets, liabilities and financial position of each IMS Company as at the IMS Management Accounts Date.

19.7	The IMS Management Accounts have been prepared on a basis consistent with the management accounts of each IMS Group Company prepared in the two (2) years immediately preceding the Signature Date.

19.8	All financial and other records of the IMS Group Companies:

(a)	have been properly prepared and maintained; and

(b)	are in the possession of an IMS Group Company.

20.	Events Since the IMS Locked-Box Date

20.1	Since the IMS Locked-Box Date:

(a)	the business of each IMS Group Company has been conducted in the ordinary course in all material respects and as a going concern;

(b)	there has been no material adverse change in the financial or trading position of the IMS Group;

(c)	no dividend or other distribution has been declared, made or paid by any IMS Group Company (save for any IMS Permitted Dividend);

(d)	no IMS Group Company has issued or agreed to issue any share capital or loan capital or other similar interest;

(e)	no asset of a value in excess of one million US Dollars (US$1,000,000) has been acquired or disposed of nor has there been any agreement to acquire or dispose of any such asset; and

(f)	no liability (actual or contingent) has been incurred or has arisen which is in excess of US$2,000,000.

21.	Taxation

For the purposes of this paragraph 20, the following expressions shall have the following meanings:

“Code” means the U.S. Internal Revenue Code of 1986, as amended; and

“Treasury Regulations” means the regulations promulgated by the United States Department of Treasury under and pursuant to the Code.

21.1	All material liabilities of each IMS Group Company for Taxes as at the IMS Locked-Box Date are provided for in the IMS Locked-Box Accounts and all Tax for which each IMS Group Company is liable or is liable to account for has been duly paid (insofar as it ought to have been paid) and each IMS Group Company has made all material withholdings, deductions and retentions that it was legally required to make and has accounted in full to the appropriate authority for all amounts so withheld, deducted and retained.

21.2	Each IMS Group Company has maintained, in all material respects, all records in relation to Tax.

21.3	No IMS Group Company has in the three (3) years immediately preceding the Signature Date been involved, or is involved in any dispute as at the Signature Date in relation to any Taxes with any Taxation Authority and to the Knowledge of Aleph Cayman there are no circumstances existing which make it likely that such a dispute will arise.

21.4	All material returns to be submitted, all material information required to be supplied and all material notices and payments required to be made by each IMS Group Company in each case for the purposes of Taxation have been submitted, supplied or made in accordance with applicable Laws, in each case in all material respects.

21.5	Neither Aleph Cayman nor any IMS Group Company has received written notice of any intention to re-open any closed assessments of any IMS Group Company or the IMS Business, as the case may be, for any Tax period in respect of which Tax Returns have been filed.

21.6	No IMS Group Company has, within three (3) years immediately preceding the Signature Date, paid or become liable to pay any material tax deficiency, penalty, fine, surcharge or interest in connection with any Tax.

21.7	The amount of Tax chargeable on each IMS Group Company during any accounting period ending on or within the three (3) years immediately preceding the Signature Date has not depended on any concessions, agreements or other formal or informal arrangements with any Taxation Authority.

21.8	To the Knowledge of Aleph Cayman, no IMS Group Company has, within the three (3) years immediately preceding the Signature Date, been the subject of an investigation, audit or visit of a non-routine nature by or involving any Taxation Authority.

21.9	To the Knowledge of Aleph Cayman, no IMS Group Company has been involved in any scheme, arrangement, transaction or series of transactions in which the main purpose or one of the main purposes was the evasion or avoidance of Tax.

21.10	Each IMS Group Company is, to the extent that it is required to be registered, a registered person for the purposes of the relevant value added tax applicable in any relevant jurisdiction and has not within three (3) years immediately preceding the Signature Date been treated as a member of a group for such value added or turnover tax.

21.11	Each IMS Group Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions concerning the relevant value added or turnover tax in any relevant jurisdiction.

21.12	To the Knowledge of Aleph Cayman, all transactions or arrangements made by any IMS Group Company with a related person (under applicable law as it relates to transfer pricing or its equivalent in any jurisdiction) have been made on arm’s-length terms.

21.13	All documents in the possession of an IMS Group Company or to the production of which an IMS Group Company is entitled and which attract stamp duty and which are necessary for any IMS Group Company in proving title or which an IMS Group Company may wish to rely upon for the purposes of any litigation in which an IMS Group Company is or is, to the Knowledge of Aleph Cayman, reasonably likely to be involved or in connection with any Tax matter have been properly stamped.

21.14	To the Knowledge of Aleph Cayman, with respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, Aleph Cayman for itself and the other IMS Group Companies have each made accruals for such material Taxes in its books and records in accordance with applicable Law.

21.15	To the Knowledge of Aleph Cayman, no proceeding by any Governmental Authority is pending or threatened with respect to (a) any material Taxes due from or with respect to any IMS Group Company or (b) any material Tax Return filed by or with respect to any IMS Group Company or the IMS Business.

21.16	To the Knowledge of Aleph Cayman, each IMS Group Company has withheld from its employees, independent contractors, creditors, stockholders and third parties material amounts in all respects as at the IMS Locked-Box Date to the extent required and in compliance (in all material respects) with all Tax withholding and remitting provisions of applicable Law.

21.17	No IMS Group Company is treated for any taxation purpose as resident in a country other than the country of its incorporation, and to the Knowledge of Aleph Cayman no IMS Group Company has had at any time, a branch, agency or permanent establishment in a country other than the country of its incorporation.

21.18	No IMS Group Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Completion Date as a result of any: (a) change in method of accounting (including any change in method of Tax accounting under Section 481(a) of the Code or any corresponding or similar provision of U.S. state or local or non-U.S. Law) for a taxable period ending on or prior to the Completion Date made or requested on or prior to the Completion Date; (b) use of an improper method of accounting for a taxable period ending on or prior to the Completion Date; (c) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) executed on or prior to the Completion Date; (d) intercompany transactions entered into on or prior to the Completion Date or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) existing at Completion; (e) installment sale or open transaction disposition made on or prior to the Completion Date; (f) deferred revenue or prepaid amount received on or prior to the Completion Date; or (g) election under Section 965 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Law) made on or prior to the Completion Date.

21.19	No IMS Group Company has been a party to any “reportable transaction,” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).

21.20	There is no Tax ruling, request for Tax ruling or settlement, compromise, closing or collection agreement with respect to Taxes in effect or pending with respect to any IMS Group Company. No IMS Group Company is party to, is bound by or has any obligation under any Tax sharing, Tax indemnity, Tax allocation or similar agreement, arrangement or practice with respect to Taxes.

21.21	No IMS Group Company (a) is a member of an Affiliated Group (other than an Affiliated Group comprising solely of members of the IMS Group) or (b) has any liability for the Taxes of any person under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local or non-U.S. Law), as a result of being a transferee, successor or member of an Affiliated Group (other than an Affiliated Group comprising solely of members of the IMS Group), by Contract, pursuant to applicable Law, or otherwise.

21.22	Within the past five (5) years, no IMS Group Company has distributed stock of another person, and has not had its securities distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

21.23	No IMS Group Company is or has ever been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

22.	Intellectual Property and Information Technology Registered Intellectual Property

22.1	A list of the IMS Registered Intellectual Property is contained in the IMS Data Room.

22.2	All registration, renewal and other maintenance fees in respect of the IMS Registered Intellectual Property have been paid in full.

22.3	No IMS Group Company has received any written notice that the IMS Registered Intellectual Property is being opposed, or that any third party is seeking its invalidation or revocation.

22.4	All IMS Registered Intellectual Property is registered in the name of an IMS Group Company.

Business Intellectual Property

22.5	All material IMS Business Intellectual Property used in the operation of any IMS Group Company is either owned by the IMS Group Company or is used by the IMS Group Company pursuant to a valid license.

22.6	Each IMS Group Company has taken reasonable actions to protect its IMS Business Intellectual Property.

22.7	To the Knowledge of Aleph Cayman, the use by any IMS Group Company of the Business Intellectual Property does not infringe the Intellectual Property of any third party in any material respect.

22.8	No IMS Group Company has, in the three (3) years immediately preceding the Signature Date, issued any notice of any legal proceedings, claims or complaints against a third party regarding the infringement of the IMS Business Intellectual Property. To the Knowledge of Aleph Cayman, in the three (3) years immediately preceding the Signature Date, no third party has infringed the IMS Business Intellectual Property.

22.9	A list of all IMS Incoming Licences is contained in the IMS Data Room.

22.10	There are no IMS Outgoing Licences.

22.11	No written notice alleging any breach or invalidity of any IMS Incoming Licence or any IMS Outgoing Licence has been sent or received by any IMS Group Company in the three (3) years immediately preceding the Signature Date.

22.12	No employee or former employee of an IMS Group Company has any right to payment with respect to the use of, or any interest in any IMS Business Intellectual Property.

22.13	With the exception of IMS Business Intellectual Property that is the subject of the Licences, (a) the IMS Business Intellectual Property has been developed by employees of an IMS Group Company acting in the course of their employment; or (b) all consultants, contractors, and/or employees who have developed or who have contributed to the development of any IMS Business Intellectual Property have assigned to an IMS Group Company pursuant to a valid, legally binding, written assignment, any right, title, and interest in such IMS Business Intellectual Property which did not automatically vest in an IMS Group Company by virtue of any relevant law.

IT Systems / IT Contracts

22.14	A list of all material IMS IT Systems is contained in the IMS Data Room.

22.15	A list of all material IMS IT Contracts is contained in the IMS Data Room.

22.16	An IMS Group Company owns or has rights to use all material IMS Systems.

22.17	The IMS IT Systems comprises all rights to computer hardware (including network and telecommunications equipment) and software (including associated preparatory manuals and other related documentation) and related services, which, in the reasonable opinion of Aleph Cayman, are necessary to operate the business of the IMS Group Companies in the same manner and for the same purposes as the business of the IMS Group was operated in the 12 month period immediately prior to Completion.

22.18	To the Knowledge of Aleph Cayman, (a) all the material IMS IT Contracts are valid and binding and (b) no written notice alleging any breach or invalidity of any IMS IT Contract has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date.

Computer Operation and Maintenance

22.19	To the Knowledge of Aleph Cayman, no material part of the IMS IT Systems has materially failed to function at any time during the two (2) years immediately preceding the Signature Date.

22.20	To the Knowledge of Aleph Cayman, in the last twelve (12) months no part of the IMS IT Systems has been infected by any virus or other extraneously induced malfunction which has had a material impact on the IMS Business, and no person has had unauthorized access to the IT Systems or any data stored thereon. Each Group Company operates a procedure aimed at avoiding such infections and unauthorized access.

22.21	The IMS Group has taken steps which are aimed at ensuring that the IMS Business can continue in the event of a failure of the IMS IT Systems (whether due to natural disaster, power failure or otherwise).

23.	Real Estate

23.1	The IMS Properties comprise all the material land and buildings owned, controlled, occupied or used by any IMS Group Company or in which any IMS Group Company has any right, interest or liability.

23.2	The information in respect of the IMS Properties contained in the IMS Data Room is accurate in all material respects.

23.3	Each lease of the IMS Properties is: (a) in full force and effect; (b) no written notice alleging any breach or invalidity of any such lease has been sent or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date; and (c) no written notice of termination of any such lease has been served or received by any IMS Group Company in the twelve (12) months immediately preceding the Signature Date.

23.4	An IMS Group Company is in exclusive possession of the whole of each of the IMS Properties, and no other person is in or entitled to occupation of any of the IMS Properties.

23.5	An IMS Group Company has in its possession and control all title deeds and documents to the IMS Owned Properties.

23.6	There is no outstanding liability, including without limitation, for any rent, rates or taxes in respect of any of the IMS Properties. No rent reviews and/or rent adjustments under any leases of the IMS Properties are currently outstanding or in process.

23.7	To the Knowledge of Aleph Cayman, no IMS Group Company is actually or contingently liable in any material respect in relation to any freehold or leasehold property (whether as owner or former owner or as tenant or former tenant of any such property or as an original contracting party, or guarantor of any party, to any deed, document, lease or licence connected therewith) other than the IMS Properties.

24.	Environmental Matters

24.1	Each IMS Group Company is conducting, and has during the past three (3) years conducted, the IMS Business in compliance with Environmental Law in all material respects.

24.2	No Environmental Proceedings are pending, nor have any been threatened in writing, against any IMS Group Company.

25.	Employment; Labor Matters

25.1	Details of all remuneration and other benefits which each IMS Group Company is bound to provide to each IMS Key Manager are contained in the IMS Data Room.

25.2	Copies of standard template terms and conditions, staff handbooks and policies and the IMS Benefit Plans which apply to IMS Key Managers and IMS Key Workers are contained in the IMS Data Room.

25.3	The terms of employment or engagement of all IMS Key Managers are such that their employment or engagement may be terminated by not more than three (3) months’ notice given at any time without liability for any payment, including by way of compensation or damages (except for any compensation under any applicable statutory regime in the relevant jurisdiction).

25.4	Since the IMS Locked-Box Date, no IMS Group Company has made any announcement or proposal concerning any salaries of IMS Key Managers, with or without retroactive action that would have a material impact on the salaries or other benefits of IMS Key Managers.

25.5	Since the IMS Locked-Box Date, no IMS Group Company has made a written offer of employment with an aggregate remuneration package of more than US$100,000 per annum (including all benefits and allowances).

25.6	No IMS Key Manager has given or received written notice to terminate his employment or engagement with an IMS Group Company and, to the Knowledge of Aleph Cayman, there are no circumstances likely to give rise to such notice.

25.7	No IMS Group Company is currently engaged or involved in any material dispute with any IMS Worker or any labour dispute involving any IMS Group Company which is material.

25.8	To the extent relevant, materially complete and accurate details of each trade union, works council, whether national or cross-border, special negotiating body, staff association or other body recognized by any IMS Group Company for the purposes of representing any IMS Workers are contained in the IMS Data Room.

25.9	Complete and accurate copies of all collective agreements and of any applicable information or consultation arrangement (whether legally binding or not) concerning any IMS Worker and any IMS Group Company are contained in folder “1.6.6 Employees” at “6.5” of the IMS Data Room, and in section “1.18.99” of the IMS Data Room.

25.10	All salaries, wages and fees and other benefits of all IMS Workers have, to the extent due, been paid or discharged in full together with all related payments to third party benefit providers or relevant authorities.

25.11	To the extent required by applicable Laws, each IMS Group Company has maintained records regarding the service of each IMS Worker (including details of the terms of employment, payments of statutory sick pay and maternity pay, disciplinary and grievance matters, health and safety matters, income tax and social security contributions, wage and time records) which are current, in each case in all material respects.

25.12	To the extent required by applicable Laws, each employee is lawfully employed by Aleph Cayman or the applicable Subsidiary Undertaking.

25.13	All IMS Group Companies are in compliance with all the laws, decrees, and regulations that govern the employees’ matters, such as the labor laws, social insurance laws and health and safety laws.

26.	Company Plans

For the purposes of this paragraph 26, the following expressions shall have the following meanings:

“IMS Disclosed Plans” means the IMS Benefit Plans;

“IMS Worker” means a current or former worker of the IMS Group; and

“Defined Contribution Plan” means a plan that provides for an individual account for each participant and for Pension Benefits based solely on the amount contributed to the participant’s account and any income, expenses, gains and losses and any forfeitures of accounts of other participants which may be allocated to such participant’s account.

26.1	A complete and accurate list of all IMS Disclosed Plans is contained in the IMS Data Room.

26.2	Other than the IMS Disclosed Plans, there are no agreements, arrangements, obligations or commitments (whether funded or unfunded) under which any IMS Group Company is required to make payment of a contribution towards, or other provision for, Pension Benefits for the benefit of an IMS Worker or an IMS Worker’s dependents.

26.3	The IMS Data Room contains complete and accurate copies of the following documents in relation to each IMS Disclosed Plan:

(a)	the material governing documents;

(b)	all policies of insurance currently in force;

(c)	members’ booklets currently in force and announcements to the relevant members made on the date the respective booklets were published;

(d)	membership data and reasonable details of the rates and amounts of contributions payable by any IMS Group Company to the IMS Disclosed Plans; and

(e)	in relation to any IMS Disclosed Plan which is not a Defined Contribution Plan, the reports of the most recently performed actuarial valuation of the IMS Disclosed Plan.

26.4	To the Knowledge of Aleph Cayman, the IMS Disclosed Plans have been operated in all material respects in accordance with their governing documents and all applicable laws and regulatory requirements, including any applicable laws or regulatory requirements relating to the funding of Pension Benefits.

26.5	To the Knowledge of Aleph Cayman, there are no material outstanding contributions, costs (including levies) or expenses payable by any IMS Group Company in respect of the IMS Disclosed Plans.

26.6	To the Knowledge of Aleph Cayman, no claim has been made or threatened in writing in the twelve (12) months immediately preceding the Signature Date against any IMS Group Company or the trustees or administrators of any of the IMS Disclosed Plans, or against any person whom any IMS Group Company is or may be liable to indemnify or compensate, in connection with any of the IMS Disclosed Plans (other than routine claims for benefits).

27.	Exchange Matters

To the Knowledge of Aleph Cayman, each IMS Group Company has duly complied in all material respects with foreign exchange Laws, including compliance with all obligations arising from currency imports and exports, external debt (assets and liabilities), international investment and clearing accounts.

Schedule 14

Httpool Warranties

1.	Incorporation, Capacity and Authority

1.1	Httpool has been duly incorporated, and is validly existing, under the laws of England and Wales.

1.2	Httpool has full power, authority and capacity to enter into, deliver and perform this Agreement and each other Transaction Document to which it is a party.

1.3	The execution, delivery and performance by Httpool of this Agreement and the other Transaction Documents to which it is a party will not constitute a breach of (i) any Laws applicable to Httpool; (ii) the provisions of its articles of association, by-laws or equivalent constitutional documents; or (iii) any Orders against, or binding upon, Httpool.

1.4	Except for the Pre-Completion Conditions and the processes referred to in Clause 6 (Pre-Completion Arrangements, including Schedule 4 (Pre-Completion Conditions) and Schedule 5 (Completion Arrangements)), so far as Httpool is aware, the execution, delivery and performance by Httpool of its obligations under this Agreement and the other Transaction Documents to which it is a party will not require it to obtain any consent or approval of, or give any notice to or make any registration or filing with, any Governmental Authority which has not been obtained or made at the Signature Date on a basis both unconditional and which cannot be revoked.

1.5	This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by Httpool, and this Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of Httpool, enforceable against it in accordance with their terms, except as may be limited by bankruptcy or insolvency Laws or other similar Laws affecting creditors' rights in general.

1.6	Httpool is not insolvent or unable to pay its debts under the insolvency laws of the jurisdiction of its incorporation, nor has it stopped paying debts as they fall due. No moratorium has been obtained nor any Order been made, petition presented or resolution passed for the winding-up or bankruptcy of Httpool. No administrator, receiver, monitor, manager or equivalent officer has been appointed by any person in respect of Httpool or all or any material part of its assets and, so far as Httpool is aware, no steps have been taken to initiate any such appointment and no voluntary arrangement has been proposed relating to Httpool. Httpool has not become subject to any analogous proceedings, appointments or arrangements under the laws of any applicable jurisdiction.

Schedule 15

IMS and Aleph Cayman Limitations of Liability

1.	Knowledge

1.1	Neither IMS nor Aleph Cayman shall be liable in respect of an IMS Warranty Claim for breach of the IMS Warranties or the Aleph Cayman Warranties to the extent that the facts giving rise to such IMS Warranty Claim were:

(a)	Disclosed; or

(b)	otherwise known at the Signature Date by A15, or any member of the A15 Group.

1.2	A15 shall give notice to IMS or Aleph Cayman (as applicable) of the facts and matters that may give rise to a Claim as soon as reasonably practicable after it becomes aware of such facts and matters that may give rise to a Claim, and in any event, within twenty (20) Business Days after it becomes aware. Failure to give such notice shall not of itself prevent A15 from bringing the relevant Claim, but neither IMS nor Aleph Cayman shall be liable to A15 in respect of such Claim to the extent that the amount of it is increased or, as applicable, not reduced as a result of such failure.

1.3	If the matter giving rise to a Claim (apart from in relation to an IMS Tax Claim) is capable of remedy, A15 shall only be entitled to damages if the matter is not remedied within forty-five (45) days after the date on which the notice referred to in paragraph 1.2 of this Schedule 15 (IMS and Aleph Cayman Limitations of Liability) is served on IMS or Aleph Cayman (as applicable) at no cost, liability or loss to A15.

2.	Limitations on Quantum

2.1	The liability of IMS and Aleph Cayman in respect of any Claim:

(a)	shall not arise unless and until the amount of such Claim, (together with all Claims arising out of the same set of circumstances) when substantiated, exceeds fifty thousand US Dollars (US$50,000), in which case A15 shall be entitled to claim the whole of such amount from the first US Dollar and not merely the excess; and

(b)	shall not arise unless and until the amount of all Claims for which it would, in the absence of this provision be liable, when substantiated, exceeds five hundred thousand US Dollars (US$500,000), in which case A15 shall be entitled to claim the whole of such amount from the first US Dollar and not merely the excess.

2.2	The aggregate liability of IMS and Aleph Cayman in respect of:

(a)	all Claims under the IMS Warranties and the Aleph Cayman Warranties (other than the IMS Fundamental Warranties), and including all legal and other professional fees and expenses payable by IMS or Aleph Cayman (as applicable) in respect of all such Claims, shall not exceed an amount equal to US$3,516,889; and

(b)	all Claims (including claims under the IMS Fundamental Warranties), and including all legal and other professional fees and expenses payable by IMS or Aleph Cayman (as applicable) in respect of all such Claims, shall not exceed an amount equal to the Consideration Shares Value.

2.3	In respect of any breach of this Agreement, neither IMS nor Aleph Cayman shall be liable for any punitive, special, indirect or consequential loss or loss of profit or loss of goodwill or possible business, whether actual or prospective.

3.	Time Limits

3.1	Neither IMS nor Aleph Cayman shall be liable in respect of any Claim unless written notice containing reasonable details (insofar as is known to A15) of such Claim (including as far as is reasonably practicable A15’s bona fide estimate of the amount of such Claim) is given by or on behalf of A15 to IMS or Aleph Cayman (as applicable):

(a)	in the case of a Claim (other than a Claim under the IMS Fundamental Warranties, the IMS Tax Warranties or the IMS Tax Covenant), by no later than the date falling twenty-four (24) months after the Completion Date; and

(b)	in the case of a Claim under the IMS Fundamental Warranties, the IMS Tax Warranties, or the IMS Tax Covenant by no later than the date falling six (6) years after the Completion Date,

provided that any such Claim shall (if not previously satisfied, settled or withdrawn) be deemed to have been withdrawn and waived in full by A15 unless proceedings in respect of it have been properly issued and validly served within nine (9) months of such written notice being given to IMS or Aleph Cayman (as applicable), or in the case of a contingent liability, within nine (9) months of such contingent liability becoming an actual liability.

4.	Contingent Liability

Neither IMS nor Aleph Cayman shall be liable for any Claim based upon a liability which is contingent unless and until such contingent liability becomes an actual liability and is due and payable. For the avoidance of doubt, the fact that the liability may not have become an actual liability by the relevant date provided in paragraph 3 of this Schedule 15 (IMS and Aleph Cayman Limitations of Liability) shall not exonerate IMS or Aleph Cayman (as applicable) in respect of any Claim properly notified before that date, provided, however, that neither IMS nor Aleph Cayman shall be liable for a Claim based upon a liability which is contingent only, unless such contingent liability gives rise to an obligation to make a payment within twenty-four (24) months of the expiry of the applicable limitation period set out in paragraph 3 of this Schedule 15 (IMS and Aleph Cayman Limitations of Liability).

5.	Retrospective Legislation

Neither IMS nor Aleph Cayman shall be liable for any Claim (apart from in relation to an IMS Tax Claim) to the extent that the liability arises or is increased as a result of any legislation not in force at the Signature Date.

6.	Voluntary Acts or Omissions

Neither IMS nor Aleph Cayman shall be liable for any Claim (apart from in relation to an IMS Tax Claim) to the extent that it arises or is increased directly as a result of any voluntary act or omission of any member of the A15 Group: (a) prior to the Completion Date with the prior written consent of, or at the written instruction of A15 or any member of the A15 Group; or (b) after the Completion Date except pursuant to a legally binding obligation of IMS or Aleph Cayman (as applicable) or any member of the IMS Group entered into prior to Completion or in the ordinary course of business.

7.	Duty to Mitigate

A15 shall procure that all reasonable steps are taken to avoid or mitigate any loss or damage which it may suffer as a result of a breach by IMS or Aleph Cayman of this Agreement or as a result of any fact, matter, event or circumstance likely to give rise to a Claim (apart from in relation to an IMS Tax Claim).

8.	Loss Otherwise Compensated

8.1	Neither IMS nor Aleph Cayman shall be liable for any Claim (apart from in relation to an IMS Tax Claim) to the extent that:

(a)	the matter giving rise to such Claim has been made good or is otherwise compensated for without loss to A15; or

(b)	the Claim is actually recovered under any insurance policy.

8.2	In assessing a Claim (apart from in relation to an IMS Tax Claim), corresponding savings by, or net benefits to A15 shall in respect of the matter giving rise to the Claim be taken into account (apart from in relation to an IMS Tax Claim).

9.	Recovery from Third Parties

Where IMS or Aleph Cayman has made a payment to A15 in relation to any Claim (apart from in relation to an IMS Tax Claim) and A15 or any member of the A15 Group recovers (whether by insurance, payment, discount, credit, relief or otherwise) from a third party a sum, which is referable to the matter giving rise to the Claim or obtains any relief, saving or benefit which is so referable, A15 or the relevant member of the A15 Group shall pay to IMS or Aleph Cayman (as applicable) as soon as practicable after receipt:

(a)	an amount equal to the amount actually recovered from the third party (net of taxation and less any reasonable costs of recovery) or the value of the relief, saving or benefit obtained, calculated by reference to the amount saved (less any reasonable costs of recovery); or

(b)	if the amount referred to in sub-paragraph (a) above exceeds the amount paid by IMS or Aleph Cayman (as applicable) to A15 or a member of the A15 Group in respect of the relevant Claim, such lesser amount as shall have been so paid by IMS or Aleph Cayman (as applicable).

10.	No Double Recovery

A15 shall be entitled to make more than one Claim arising out of the same subject matter, fact event or circumstances but shall not be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once in respect of any one liability, loss, cost, shortfall, damage or deficiency suffered by it, regardless of whether more than one Claim arises in respect of it, and for this purpose recovery by A15 against one of Aleph Cayman or IMS shall be deemed to be recovery against each of them. .

11.	Exclusion of Limitations

Nothing in this Schedule 15 (IMS and Aleph Cayman Limitations of Liability) applies to a Claim that arises or is delayed as a result of fraud, wilful misconduct or dishonesty by IMS or Aleph Cayman, any other member of the IMS Group, or any of their respective officers or employees.

Schedule 16

IMS Tax Covenant

1.	Interpretation

1.1	The following definitions and rules of interpretation apply in this Schedule.

“Accounts Relief” means any Relief (including the right to a repayment of Tax) shown as an asset in the IMS Locked-Box Accounts.

“Adjusted Proportion” means:

(a)	where a Liability for Tax, cost, expense, Relief, Overprovision or other liability or payment has been suffered by, incurred, received by or is available to Aleph Cayman, 100 per cent; and

(b)	where a Liability for Tax, cost, expense, Relief, Overprovision or other liability or payment has been suffered by, incurred, received by or is available to any IMS Group Company other than Aleph Cayman, Aleph Cayman’s direct and indirect percentage of equity ownership in such IMS Group Company held by Aleph Cayman as at Completion.

“Buyer's Relief” means:

(a)	any Accounts Relief;

(b)	any Relief arising in connection with any Event occurring in the ordinary course of an IMS Group Company’s business after the IMS Locked Box Date and before Completion;

(c)	any Relief arising to an IMS Group Company in connection with any Event occurring after Completion;

(d)	any Relief arising to a Connect Ads Group Company in connection with any Event occurring before the Connect Ads Locked Box Date;

(e)	any Relief arising in connection with any Event occurring in the ordinary course of a Connect Ads Group Company’s business after the Connect Ads Locked Box Date and before Completion;

(f)	any Relief arising to a Connect Ads Group Company in connection with any Event occurring after Completion;

(g)	any Relief arising in connection with any Event occurring outside the ordinary course of a Connect Ads Group Company’s business after the Connect Ads Locked Box Date and before Completion; and

(h)	any Relief, whenever arising, of any member of the Buyer’s Tax Group (excluding any Connect Ads Group Company).

“Buyer’s Tax Group” means A15 and any other company or companies that are, from time to time, treated as members of the same group as, or otherwise connected or associated in any way with A15 for any Tax purpose.

“Dispute” means any dispute, appeal, negotiations or other proceedings in connection with a Tax Claim.

“Event” means an event, transaction, action or omission whatsoever.

“Group Relief” means any Relief available between members of a group for Tax purposes.

“Liability for Tax” means:

(a)	any liability of an IMS Group Company to make an actual payment of, or in respect of, or on account of, Tax whether or not the same is primarily payable by the relevant IMS Group Company and whether or not the IMS Group Company has, or may have, any right of reimbursement against any other person, in which case the amount of the Liability for Tax will be the amount of the actual payment;

(b)	the loss, otherwise than by use or setting off, of any Accounts Relief, in which case, the amount of the Liability for Tax will be the amount of Tax that would (on the basis of Tax rates current at the date of that loss) have been saved but for that loss, assuming for this purpose that the IMS Group Company had sufficient profits or was otherwise in a position to use the Relief, or where the Relief is the right to repayment of Tax or to a payment in respect of Tax, the amount of the repayment or payment; and

(c)	the use or setting off of any Buyer's Relief where, but for that set off or use, the IMS Group Company would have had a liability to make a payment of or in respect of Tax for which A15 would have been able to make a claim against Aleph Cayman under this Schedule, in which case, the amount of the Liability for Tax will be the amount of Tax for which Aleph Cayman would have been liable under this Schedule but for the setting off or use.

“Overprovision” means the amount by which any provision for Tax in the IMS Locked-Box Accounts is overstated, except where that overstatement arises due to:

(a)	a change in law;

(b)	a change in the accounting bases on which an IMS Group Company values its assets; or

(c)	a voluntary act or omission of A15,

(d)	that, in each case, occurs after Completion.

“Relevant Percentage” means:

(a)	in respect of any Liability for Tax within the meaning of limbs (a) or (b) of the definition of Liability for Tax, the Consideration Shares Percentage multiplied by the Adjusted Proportion;

(b)	in respect of any Liability for Tax within the meaning of limb (c) of the definition of Liability for Tax, 100%;

(c)	in respect of costs and expenses (as described in paragraph 2.1(g)) incurred by an IMS Group Company, the Consideration Shares Percentage multiplied by the Adjusted Proportion;

(d)	in respect of costs and expenses (as described in paragraph 2.1(g)) incurred by any member of the Buyer’s Tax Group (excluding any Connect Ads Group Company), 100%;

(e)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (a), (b) or (c) of the definition of Buyer’s Relief, the Consideration Shares Percentage multiplied by the Adjusted Proportion;

(f)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (d), (g) or (h) of the definition of Buyer’s Relief, 100%;

(g)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (e) or (f) of the definition of Buyer’s Relief, 14% plus the Consideration Shares Percentage; and

(h)	in respect of any Overprovision or Saving, the Consideration Shares Percentage multiplied by the Adjusted Proportion.

“Saving” means any Relief that has arisen as a result of or in connection with a Liability for Tax, or the Event which has given rise to such Liability for Tax (including where a Liability for Tax has arisen because a deduction or other Relief assumed to be available in a period or part period or periods on or prior to the Completion is in fact available only after Completion), and Aleph Cayman has made, or has a liability to make, a payment to A15 in respect of such Liability for Tax pursuant to a Tax Claim.

“Tax Claim” means any assessment, self-assessment, claim, notice, demand, letter or other document issued or action taken by or on behalf of any person (including an IMS Group Company) or any Tax Authority from which it appears that an IMS Group Company or A15 is or may be subject to a Liability for Tax or other liability for which Aleph Cayman is or may be liable under the IMS Tax Warranties or this Schedule.

“Tax Refund” means a right to repayment of Tax or an actual repayment of Tax to which IMS Group Company becomes entitled or receives in relation to, in connection with or in respect of:

(a)	a period (or part period) on or before the IMS Locked Box Date;

(b)	an Event occurring (or deemed to occur) on or before the IMS Locked Box Date;

(c)	an Event occurring (or deemed to occur) outside the ordinary course of business of the IMS Group Company between the IMS Locked Box Date and Completion; or

(d)	gross receipts, income, profits or gains earned, accrued or received outside the ordinary course of business of the IMS Group Company: (i) between the IMS Locked Box Date and Completion; or (ii) in respect of a period ending between the IMS Locked Box Date and Completion.

“Tax Statute” means any directive, statute, enactment, law or regulation wherever enacted or issued, coming into force or entered into providing for or imposing any Tax, including orders, regulations, instruments, bye-laws or other subordinate legislation made under the relevant statute or statutory provision and any directive, statute, enactment, law, order, regulation or provision that amends, extends, consolidates or replaces the same or that was amended, extended, consolidated or replaced by the same.

“True-Up Percentage” means 100% divided by (100%) minus the Consideration Shares Percentage).

“VAT” means value added tax or equivalent tax in any other jurisdiction.

1.2	References to gross receipts, income, profits or gains earned, accrued or received shall include any gross receipts, income, profits or gains deemed under the relevant Tax Statute to have been, or treated or regarded as, earned, accrued or received.

1.3	References to a repayment of Tax shall include any repayment supplement or interest in respect of it.

1.4	Any reference to an Event occurring on or before a particular date shall include Events that for Tax purposes, are deemed to have, or are treated or regarded as having, occurred on or before that date.

1.5	References to IMS Group Company shall exclude all Connect Ads Group Companies.

1.6	Any reference to something occurring in the ordinary course of business shall not include:

(a)	anything that involves, or leads directly or indirectly to, any liability of an IMS Group Company to Tax that is (or but for an election would have been) the primary liability of, or properly attributable to, or due from another person (other than a member of the Buyer’s Tax Group);

(b)	anything that relates to or involves the acquisition or disposal (or deemed acquisition or disposal) of an asset or the supply of services (including the lending of money, or the hiring or licensing of tangible or intangible property) in a transaction that is not entered into on arm's length terms;

(c)	anything that relates to or involves the making of a distribution or deemed distribution for Tax purposes, the creation, cancellation or reorganization of share or loan capital, the creation, cancellation or repayment of any intra-group debt or an IMS Group Company becoming or ceasing to be, or being treated as ceasing to be, a member of a group of companies, or becoming or ceasing to be associated or connected with any other company for any Tax purposes;

(d)	anything that relates to any scheme, transaction or arrangement that gives rise, or may give rise, to a Liability for Tax under any anti-avoidance legislation, that is designed partly or wholly (or contains steps or stages designed partly or wholly) to avoid, reduce or defer a Liability for Tax, or that gives rise to a duty to notify a Tax Authority under any legislation introduced to counter tax avoidance;

(e)	anything that gives rise to a Liability for Tax on deemed (as opposed to actual) profits or if and to the extent that it gives rise to a Liability for Tax on an amount of profits greater than the difference between the sale proceeds of an asset and the amount attributable to that asset in the IMS Locked-Box Accounts or, in the case of an asset acquired since the IMS Locked Box Date, the cost of that asset;

(f)	anything that involves, or leads directly or indirectly to, a change of residence of an IMS Group Company for Tax purposes; or

(g)	any liability arising as a result of the failure to properly deduct or account for Tax, or to comply with the provisions of any Tax legislation or subordinate legislation (including regulations) and any act, omission or transaction that gives rise to any fine, penalty, surcharge, interest or other imposition relating to any Tax.

1.7	References to the due date for payment of any Tax shall mean the last day on which that Tax may, by law, be paid without incurring any penalty, fine, surcharge, interest, charges, costs or other similar imposition (after taking into account any postponement of the date that was obtained for the payment of that Tax).

1.8	References to “ordinary course” shall not include any IMS Acquisition or IMS Disposal.

2.	Covenant

2.1	Subject to the provisions of this Schedule and subject to Completion, Aleph Cayman covenants to pay to A15 an amount equal to the True-Up Percentage multiplied by the Relevant Percentage of any:

(a)	Liability for Tax resulting from, or by reference to, any Event occurring on or before Completion or in respect of any gross receipts, income, profits or gains earned, accrued or received by an IMS Group Company on or before Completion;

(b)	Liability for Tax, including liability for payments in respect of Tax that arises solely due to the relationship for Tax purposes before Completion of an IMS Group Company with any person other than a member of the Buyer’s Tax Group;

(c)	Liability for Tax that is a liability of an IMS Group Company to account for income tax or social security contributions, in respect of the grant, exercise, surrender, exchange or other disposal of an option or other right to acquire securities, where the acquisition of the security or the grant of the option, or other right to acquire the security occurred on or before Completion;

(d)	Liability for Tax resulting from, by reference to, in relation to or in connection with the transfer the Swap Shares to Aleph Cayman in consideration for the allotment and issuance of further shares in Aleph Cayman;

(e)	Liability for Tax in relation to, in connection with or arising from any restructuring of the IMS Group that was implemented, commenced or otherwise being carried out prior to Completion;

(f)	Liability for Tax in relation to, in connection with or arising from the transactions contemplated by the CVC SPA; and

(g)	any reasonable out-of-pocket costs and expenses reasonably incurred by a member of the Buyer’s Tax Group and/or an IMS Group Company to the extent that such costs and expenses were incurred directly in connection with, or would not have been so incurred but for:

(i)	any Liability for Tax which gives rise to an obligation for Aleph Cayman to make a payment to A15 under this paragraph 2;

(ii)	in satisfying or settling any Liability for Tax in respect of which a successful claim is made under this paragraph 2; or

(iii)	in satisfying or settling any Liability for Tax in respect of which a successful claim would have been made under paragraph 2 of this Schedule but for any action taken by a member of the Buyer’s Tax Group and/or an IMS Group Company that results in Aleph Cayman no longer being liable under this paragraph 2.

3.	Payment

3.1	Payment by Aleph Cayman in respect of any liability under this Schedule must be made in cleared and immediately available funds on:

(a)	in the case of a Liability for Tax that involves an actual payment of or in respect of Tax, the later of seven Business Days before the due date for payment and seven Business Days after the date on which A15 serves notice on Aleph Cayman requesting payment;

(b)	in the case of the loss of a right to repayment of Tax or a liability under paragraph 2.1(d) seven Business Days following the date on which A15 serves notice on Aleph Cayman requesting payment;

(c)	in a case that involves the loss of a Relief (other than a right to repayment of Tax), the later of seven Business Days after the date on which A15 serves notice on Aleph Cayman requesting payment and the last date on which the Tax is or would have been required to be paid to the relevant Tax Authority in respect of the earlier of:

(i)	the period in which the loss of the Relief gives rise to an actual liability to pay Tax; or

(ii)	the period in which the loss of the Relief occurs (assuming for this purpose that the IMS Group Company had sufficient profits or was otherwise in a position to use the Relief).

(d)	in a case that falls within paragraph (c) of the definition of Liability for Tax, the date on which the Tax saved by the IMS Group Company is or would have been required to be paid to the relevant Tax Authority.

3.2	All payments made by Aleph Cayman to A15 in accordance with this Schedule will be treated, if possible, as an adjustment of consideration for the Swap Shares.

4.	Exclusions

4.1	The provisions of Schedule 15 (IMS and Aleph Cayman Limitations of Liability) of the SPA shall apply to this Schedule.

4.2	The covenants contained in paragraph 2 above shall not cover any Liability for Tax or other liability (and neither IMS nor Aleph Cayman shall be liable for any breach under the IMS Tax Warranties) if and to the extent that:

(a)	specific provision or reserve for the liability is made or reflected in the IMS Locked- Box Accounts;

(b)	the liability was paid or discharged prior to the IMS Locked Box Date;

(c)	the liability would not have arisen but for any Event which occurred in the ordinary course of business of an IMS Group Company after the IMS Locked Box Date and on or before Completion;

(d)	the liability arises or is increased only as a result of any change in the law or rates of Tax (other than a change targeted specifically at countering a tax avoidance scheme) announced and coming into force after Completion, or the withdrawal of any extra- statutory concession previously made by a Tax Authority (whether or not the change is retrospective in whole or in part);

(e)	the liability would not have arisen but for a change in accounting policies (including a change in accounting reference date) or the accounting bases on which an IMS Group Company values its assets (other than a change made to comply with generally accepted accounting principles) after Completion;

(f)	recovery has already been made in respect of such liability by A15, any member of the Buyer’s Tax Group or any IMS Group Company under any provision of the SPA or any statutory or other right of recovery;

(g)	a Relief, other than the Relevant Percentage of any Buyer’s Relief is available (or would have been so available had it not already been used to mitigate one or more Liabilities for Tax of any IMS Group Company which arose in relation to, in connection with or in respect of a period, an Event occurring or gross receipts, income, profits or gains earned, accrued or received: (i) on or after Completion; or (ii) in the ordinary course of the business of an IMS Group Company between after the IMS Locked Box Date and on or before Completion) to an IMS Group Company, such that any Relief that is so available in relation to more than one Liability for Tax or other liability shall be deemed, so far as possible, to be used in such a way as to reduce the maximum extent possible IMS and Aleph Cayman’s total liability under this Schedule; or

(h)	the liability is IMS Permitted Leakage that does not constitute Connect Ads Permitted Leakage.

5.	Overprovisions

5.1	If, on or before the date falling six months and seven years after Completion, an IMS Group Company’s auditors have been requested to determine (at the request and reasonable expense of Aleph Cayman (“IMS Overprovisions Costs”)) that there is an Overprovision and subsequently so determine (whether before or after the date falling six months and seven years after Completion), or if Aleph Cayman and A15 agree: (i) that there is an Overprovision; and (ii) the amount of such Overprovision, then:

(a)	the Relevant Percentage of the amount of any Overprovision shall first be set off against any payment then due from Aleph Cayman under this Schedule;

(b)	if there is an excess, a refund shall be made to Aleph Cayman of any previous payment or payments made by Aleph Cayman under this Schedule (and not previously refunded under this Schedule) up to the amount of that excess; and

(c)	if the excess referred to in paragraph 5.1(b) is not exhausted, the remainder of that excess will be carried forward and set off against any future payment or payments that become due from Aleph Cayman under this Schedule,

(d)	in each case, if such costs have been incurred, less the Consideration Shares Percentage of the relevant Aleph Cayman Overprovisions Costs.

5.2	After an IMS Group Company’s auditors have made a determination under paragraph 5.1, or after Aleph Cayman and A15 have reached an agreement under paragraph 5.1, Aleph Cayman or A15 may at any time request the auditors for the time being of the relevant IMS Group Company to review and, if necessary and as appropriate, amend the original determination (at the expense of the party requesting the review, or where a payment becomes due under this paragraph 5.2, at the expense of the party required to make that payment) and an adjusting payment equal to the Relevant Percentage of the amount of any disparity between the original and revised determinations shall be made by or to Aleph Cayman as soon as reasonably practicable (the “Overprovisions Adjusting Payment”). In the event Aleph Cayman makes a request for a review under this paragraph 5.2, the amount of any Overprovisions Adjusting Payment A15 may be obliged to pay will be reduced by the Consideration Shares Percentage of the costs and expenses incurred by Aleph Cayman under this paragraph 5.2.

6.	Savings

6.1	If, on or before the date falling six months and seven years after Completion an IMS Group Company’s auditors have been requested to determine (at the request and reasonable expense of Aleph Cayman (“IMS Savings Costs”)) that a Saving has arisen or is available and subsequently actually so determine (whether before or after the date falling six months and seven years after Completion), or if Aleph Cayman and A15 agree: (i) that a Saving has arisen; and (ii) the amount of such Saving, then A15 shall, as soon as reasonably practicable, repay to Aleph Cayman, after deduction of any amounts then due by Aleph Cayman, the lesser of:

(a)	the Relevant Percentage of the amount of any actual cash Tax benefit or saving that has arisen as a result of the Saving; and

(b)	the amount paid by Aleph Cayman under paragraph 2 for the Liability for Tax which gave rise to the Saving less any part of that amount previously repaid to Aleph Cayman under any provision of this Schedule or otherwise,

(c)	in each case, if such costs have been incurred, less the Consideration Shares Percentage of the relevant Aleph Cayman Savings Costs.

6.2	After an IMS Group Company’s auditors have made a determination under paragraph 6.1, or after Aleph Cayman and A15 have reached an agreement under paragraph 6.1(b), A15 or Aleph Cayman may at any time request the auditors for the time being of the relevant IMS Group Company to review and, if necessary and as appropriate, amend the original determination (at the expense of the party requesting the review, or where a payment becomes due under this paragraph 6.2, at the expense of the party required to make that payment) and an adjusting payment equal to the Relevant Percentage of the amount of any disparity between the original and revised determinations shall be made by or to A15 as soon as reasonably practicable (the “Savings Adjusting Payment”). In the event Aleph Cayman makes a request for a review under this paragraph 6.2, the amount of any Adjusting Payment A15 may be obliged to pay will be reduced by the Consideration Shares Percentage of the costs and expenses incurred by Aleph Cayman under this paragraph 6.2.

7.	Pre-Completion Tax Affairs

7.1	Aleph Cayman shall have the conduct of all Tax affairs of all IMS Group Companies for:

(a)	all accounting periods ended on or before Completion; and

(b)	the part-accounting period commencing prior to and deemed to end before Completion (the “Pre-Completion Tax Affairs”).

7.2	Aleph Cayman shall inform A15 of any intended submission of any material correspondence or other material document with respect to the Pre-Completion Tax Affairs to any Tax Authority within a reasonable period of time (and in any event not less than 15 Business Days prior to the date of intended submission) and, if requested by A15, promptly provide copies of drafts of such material correspondence or other material document to A15 for review.

8.	Conduct of Tax Claims

8.1	If Aleph Cayman or an IMS Group Company becomes aware of a Tax Claim, Aleph Cayman shall give or procure that notice in writing is given to A15 or to A15’s duly authorised agent as soon as reasonably practicable, provided that giving that notice shall not be a condition precedent to Aleph Cayman's liability under this Schedule.

8.2	Aleph Cayman shall be entitled to avoid, dispute, defend, resist, appeal or request an internal Tax Authority review, or compromise any Tax Claim for and on behalf and in the name of any IMS Group Company, and shall keep A15 fully informed of and updated on all material matters pertaining to the Tax Claim.

9.	Grossing up

9.1	All amounts due by Aleph Cayman to A15 under this Schedule shall be paid in full, without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax required by law). If any deductions or withholdings are required by law to be made from any of the sums payable by Aleph Cayman to A15 under this Schedule, Aleph Cayman shall provide any evidence of the relevant withholding as A15 may reasonably require and shall pay to A15 the True-Up Percentage multiplied by any sum as will, after the deduction or withholding is made, leave A15 with the same amount as A15 would have been entitled to receive without that deduction or withholding.

9.2	If any sum payable by Aleph Cayman under this Schedule is subject to Tax in the hands of A15, Aleph Cayman shall pay the True-Up Percentage multiplied by any additional amount required to ensure that the net amount received by A15 shall be the amount that A15 would have received if the payment was not subject to Tax.

9.3	If a payee assigns the benefit of this Schedule, the payer shall not be liable under paragraph 9.1 or paragraph 9.2, except if to the extent that the payer would have been so liable had that assignment not occurred.

9.4	If a payer makes an increased payment pursuant to paragraphs 9.1 and/or 9.2 in respect of which the payee or any member of the same group or fiscal unity of the payee for Tax purposes receives or is granted any credit against, relief for or repayment of any Tax payable by it or other Relief which it would not otherwise have been granted, the payee shall reimburse the payer such amount as shall leave the payee in no better or worse position than it would have been in had there been no such deduction, withholding or Taxation on receipt. The payee shall promptly notify the payer of any such credit, relief, repayment or other Relief which it receives and such reimbursement shall be made no later than ten Business Days after the payee receives or is granted such credit, relief or repayment. The payee or the relevant member of the payee’s group or fiscal unity for Tax purposes shall use reasonable endeavours to obtain and utilize any such credit, relief or repayment to which it is or may become entitled.

Schedule 17

Connect Ads Tax Covenant

1.	Interpretation

1.1	The following definitions and rules of interpretation apply in this Schedule.

“Accounts Relief” means any Relief (including the right to a repayment of Tax) shown as an asset in the Connect Ads Locked-Box Accounts.

“Adjusted Proportion” means:

(a)	where a Liability for Tax, cost, expense, Relief, Overprovision, Saving, Tax Refund or other liability or payment has been suffered by, incurred, received by or is available to Connect Ads, 100%;

(b)	where a Liability for Tax, cost, expense, Relief, Overprovision, Saving, Tax Refund or other liability or payment has been suffered by, incurred, received by or is available to any Connect Ads Group Company other than Connect Ads, Connect Ads’ direct and indirect percentage of equity ownership in such Connect Ads Group Company held by Connect Ads as at Completion; and

(c)	where an amount has been recovered by Httpool, IMS or Aleph Cayman as described in paragraph 7.2, 100%.

“Buyer's Relief” means:

(a)	any Accounts Relief;

(b)	any Relief arising in connection with any Event occurring in the ordinary course of a Connect Ads Group Company’s business after the Connect Ads Locked Box Date;

(c)	any Relief arising to a Connect Ads Group Company in connection with any Event occurring after Completion; and

(d)	any Relief, whenever arising, of any member of the Buyer’s Tax Group (excluding any Connect Ads Group Company).

“Buyer’s Tax Group” means Httpool or Aleph Cayman (as the case may be) and any other company or companies that are, from time to time, treated as members of the same group as, or otherwise connected or associated in any way with Httpool or Aleph Cayman (as the case may be) for any Tax purpose.

“Dispute” means any dispute, appeal, negotiations or other proceedings in connection with a Tax Claim.

“Event” means an event, transaction, action or omission whatsoever.

“Group Relief” means any Relief available between members of a group for Tax purposes.

“Liability for Tax” means:

(a)	any liability of a Connect Ads Group Company to make an actual payment of, or in respect of, or on account of, Tax whether or not the same is primarily payable by the relevant Connect Ads Group Company and whether or not the Connect Ads Group Company has, or may have, any right of reimbursement against any other person, in which case the amount of the Liability for Tax will be the amount of the actual payment;

(b)	the loss, otherwise than by use or setting off, of any Accounts Relief, in which case, the amount of the Liability for Tax will be the amount of Tax that would (on the basis of Tax rates current at the date of that loss) have been saved but for that loss, assuming for this purpose that the Connect Ads Group Company had sufficient profits or was otherwise in a position to use the Relief, or where the Relief is the right to repayment of Tax or to a payment in respect of Tax, the amount of the repayment or payment; and

(c)	the use or setting off of any Buyer's Relief where, but for that set off or use, the Connect Ads Group Company would have had a liability to make a payment of or in respect of Tax for which Httpool and Aleph Cayman would have been able to make a claim against A15 under this Schedule, in which case, the amount of the Liability for Tax will be the amount of Tax for which A15 would have been liable under this Schedule but for the setting off or use.

“Overprovision” means the amount by which any provision for Tax in the Connect Ads Locked-Box Accounts is overstated, except where that overstatement arises due to:

(a)	a change in law;

(b)	a change in the accounting bases on which a Connect Ads Group Company values its assets,

that, in each case, occurs after Completion.

“Relevant Percentage” means:

(a)	in respect of Httpool and:

(i)	in respect of any Liability for Tax within the meaning of limbs (a) or (b) of the definition of Liability for Tax, 51% multiplied by the Adjusted Proportion;

(ii)	in respect of any Liability for Tax within the meaning of limb (c) of the definition of Liability for Tax, 100%;

(iii)	in respect of costs and expenses (as described in paragraph 2.1(d)) incurred by Httpool, 100%;

(iv)	in respect of costs and expenses (as described in paragraph 2.1(d)) incurred by a Connect Ads Group Company, 51%) multiplied by the Adjusted Proportion;

(v)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (a), (b) or (c) of the definition of Buyer’s Relief, 51%) multiplied by the Adjusted Proportion;

(vi)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (d) of the definition of Buyer’s Relief and only where such Buyer’s Relief has arisen to a member of the Httpool Group, 100%;

(b)	in respect of Aleph Cayman and:

(i)	in respect of any Liability for Tax within the meaning of limbs (a) or (b) of the definition of Liability for Tax, 35% multiplied by the Adjusted Proportion;

(ii)	in respect of any Liability for Tax within the meaning of limb (c) of the definition of Liability for Tax, 100%);

(iii)	in respect of costs and expenses (as described in paragraph 2.1(d)) incurred by Aleph Cayman, 100%;

(iv)	in respect of costs and expenses (as described in paragraph 2.1(d)) incurred by a Connect Ads Group Company, 35% multiplied by the Adjusted Proportion;

(v)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (a), (b) or (c) of the definition of Buyer’s Relief, 35% multiplied by the Adjusted Proportion;

(vi)	in respect of any Buyer’s Relief (as the term is used in paragraph 4.2(g)) within limb (d) of the definition of Buyer’s Relief and only where such Buyer’s Relief has arisen to a member of the IMS Group, 100%;

(c)	in respect of any Overprovision, Saving, Tax Refund or amount recovered as described in paragraph 7.2, 86% multiplied by the Adjusted Proportion; and

(d)	in respect of any liability or increased liability to Tax (as described in paragraph 11.1), 100%.

“Saving” means any Relief that has arisen as a result of or in connection with a Liability for Tax, or the Event which has given rise to such Liability for Tax (including where a Liability for Tax has arisen because a deduction or other Relief assumed to be available in a period or part period or periods on or prior to the Completion is in fact available only after Completion), and A15 has made, or has a liability to make, a payment to Httpool and Aleph Cayman in respect of such Liability for Tax pursuant to a Tax Claim.

“Tax Claim” means any assessment, self-assessment, claim, notice, demand, letter or other document issued or action taken by or on behalf of any person (including a Connect Ads Group Company) or any Tax Authority from which it appears that a Connect Ads Group Company, Httpool and Aleph Cayman is or may be subject to a Liability for Tax or other liability for which A15 is or may be liable under the A15 Tax Warranties or this Schedule.

“Tax Refund” means a right to repayment of Tax or an actual repayment of Tax to which a Connect Ads Group Company becomes entitled or receives in relation to, in connection with or in respect of:

(a)	a period (or part period) on or before the Connect Ads Locked Box Date;

(b)	an Event occurring (or deemed to occur) on or before the Connect Ads Locked Box Date;

(c)	an Event occurring (or deemed to occur) outside the ordinary course of business of the Connect Ads Group Company between the Connect Ads Locked Box Date and Completion; or

(d)	gross receipts, income, profits or gains earned, accrued or received outside the ordinary course of business of the Connect Ads Group Company: (i) between the Connect Ads Locked Box Date and Completion; or (ii) in respect of a period ending between the Connect Ads Locked Box Date and Completion.

“Tax Statute” means any directive, statute, enactment, law or regulation wherever enacted or issued, coming into force or entered into providing for or imposing any Tax, including orders, regulations, instruments, bye-laws or other subordinate legislation made under the relevant statute or statutory provision and any directive, statute, enactment, law, order, regulation or provision that amends, extends, consolidates or replaces the same or that was amended, extended, consolidated or replaced by the same.

“VAT” means value added tax or equivalent tax in any other jurisdiction.

1.2	References to gross receipts, income, profits or gains earned, accrued or received shall include any gross receipts, income, profits or gains deemed under the relevant Tax Statute to have been, or treated or regarded as, earned, accrued or received.

1.3	References to a repayment of Tax shall include any repayment supplement or interest in respect of it.

1.4	Any reference to an Event occurring on or before a particular date shall include Events that for Tax purposes, are deemed to have, or are treated or regarded as having, occurred on or before that date.

1.5	References to Connect Ads Group Company shall include Genart Medya Reklamcilik Iletisim Ticaret Limited Sirketi.

1.6	Any reference to something occurring in the ordinary course of business shall not include:

(a)	anything that involves, or leads directly or indirectly to, any liability of a Connect Ads Group Company to Tax that is (or but for an election would have been) the primary liability of, or properly attributable to, or due from another person (other than a member of the Buyer’s Tax Group);

(b)	anything that relates to or involves the acquisition or disposal (or deemed acquisition or disposal) of an asset or the supply of services (including the lending of money, or the hiring or licensing of tangible or intangible property) in a transaction that is not entered into on arm's length terms;

(c)	anything that relates to or involves the making of a distribution or deemed distribution for Tax purposes, the creation, cancellation or reorganization of share or loan capital, the creation, cancellation or repayment of any intra-group debt or a Connect Ads Group Company becoming or ceasing to be, or being treated as ceasing to be, a member of a group of companies, or becoming or ceasing to be associated or connected with any other company for any Tax purposes;

(d)	anything that relates to any scheme, transaction or arrangement that gives rise, or may give rise, to a Liability for Tax under any anti-avoidance legislation, that is designed partly or wholly (or contains steps or stages designed partly or wholly) to avoid, reduce or defer a Liability for Tax, or that gives rise to a duty to notify a Tax Authority under any legislation introduced to counter tax avoidance;

(e)	anything that gives rise to a Liability for Tax on deemed (as opposed to actual) profits or if and to the extent that it gives rise to a Liability for Tax on an amount of profits greater than the difference between the sale proceeds of an asset and the amount attributable to that asset in the Connect Ads Locked-Box Accounts or, in the case of an asset acquired since the Connect Ads Locked Box Date, the cost of that asset;

(f)	anything that involves, or leads directly or indirectly to, a change of residence of a Connect Ads Group Company for Tax purposes; or

(g)	any liability arising as a result of the failure to properly deduct or account for Tax, or to comply with the provisions of any Tax legislation or subordinate legislation (including regulations) and any act, omission or transaction that gives rise to any fine, penalty, surcharge, interest or other imposition relating to any Tax.

1.7	References to the due date for payment of any Tax shall mean the last day on which that Tax may, by law, be paid without incurring any penalty, fine, surcharge, interest, charges, costs or other similar imposition (after taking into account any postponement of the date that was obtained for the payment of that Tax).

2.	Covenant

2.1	Subject to the provisions of this Schedule and subject to Completion, A15 covenants to pay to each of Httpool and Aleph Cayman an amount equal to the Relevant Percentage of any:

(a)	Liability for Tax resulting from, or by reference to, any Event occurring on or before Completion or in respect of any gross receipts, income, profits or gains earned, accrued or received by a Connect Ads Group Company on or before Completion;

(b)	Liability for Tax, including liability for payments in respect of Tax that arises solely due to the relationship for Tax purposes before Completion of a Connect Ads Group Company with any person other than a member of the Buyer’s Tax Group;

(c)	Liability for Tax that is a liability of a Connect Ads Group Company to account for income tax or social security contributions, in respect of the grant, exercise, surrender, exchange or other disposal of an option or other right to acquire securities, where the acquisition of the security or the grant of the option, or other right to acquire the security occurred on or before Completion; and

(d)	any reasonable out-of-pocket costs and expenses reasonably incurred by Httpool and/or Aleph Cayman (as the case may be) and/or a Connect Ads Group Company to the extent that such costs and expenses were incurred directly in connection with, or would not have been so incurred but for:

(i)	any Liability for Tax which gives rise to an obligation for A15 to make a payment to Httpool and Aleph Cayman under this paragraph 2;

(ii)	in satisfying or settling any Liability for Tax in respect of which a successful claim is made under this paragraph 2; or

(iii)	in satisfying or settling any Liability for Tax in respect of which a successful claim would have been made under paragraph 2 of this Schedule but for any action taken by a member of the Buyer’s Tax Group and/or a Connect Ads Group Company that results in A15 no longer being liable under this paragraph 2.

3.	Payment

3.1	Payment by A15 in respect of any liability under this Schedule must be made in cleared and immediately available funds on:

(a)	in the case of a Liability for Tax that involves an actual payment of or in respect of Tax, the later of seven Business Days before the due date for payment and seven Business Days after the date on which Httpool serves notice on A15 requesting payment;

(i)	in the case of the loss of a right to repayment of Tax or a liability under paragraph 2.1(d) seven Business Days following the date on which Httpool serves notice on A15 requesting payment;

(ii)	in a case that involves the loss of a Relief (other than a right to repayment of Tax), the later of seven Business Days after the date on which Httpool serves notice on A15 requesting payment and the last date on which the Tax is or would have been required to be paid to the relevant Tax Authority in respect of the earlier of:

(iii)	the period in which the loss of the Relief gives rise to an actual liability to pay Tax; or

(iv)	the period in which the loss of the Relief occurs (assuming for this purpose that the Connect Ads Group Company had sufficient profits or was otherwise in a position to use the Relief).

(b)	in a case that falls within paragraph (c) of the definition of Liability for Tax, the date on which the Tax saved by the Connect Ads Group Company is or would have been required to be paid to the relevant Tax Authority.

3.2	All payments made by A15 to Httpool or Aleph Cayman in accordance with this Schedule will be treated, if possible, as an adjustment, reduction or repayment of consideration for the Sale Shares or the Swap Shares (as applicable).

3.3	No amounts shall be payable by A15 in accordance with this Schedule to the extent that any such amount cannot be treated as an adjustment, reduction or repayment of the consideration for the Sale Shares or the Swap Shares (as applicable) pursuant to paragraph 3.2.

3.4	Httpool, Aleph Cayman and A15 hereby agree that, to the extent that any payment that otherwise would have been made by A15 in accordance with this Schedule is not made because of paragraph 3.3, A15 shall satisfy any liability to make any such payment that otherwise would have been made by subscribing for a single fully paid up deferred share in Connect Ads for a nominal amount together with the share premium thereon equal to the amount of that liability.

3.5	Httpool and Aleph Cayman agree to procure that Connect Ads creates the class of shares to be the deferred shares described in paragraph 3.4 and issues to A15 such number of deferred shares as may be required under this paragraph 3.

3.6	If Connect Ads issues any deferred shares under paragraph 3.4 then Httpool shall have the option to acquire all or any of those deferred shares from Connect Ads for a consideration of £1.

4.	Exclusions

4.1	The provisions of Schedule 11 (A15 Limitations of Liability) of the SPA shall apply to this Schedule.

4.2	The covenants contained in paragraph 2 above shall not cover any Liability for Tax or other liability (and A15 shall not be liable for any breach under the A15 Tax Warranties) if and to the extent that:

(a)	the liability is in relation to, in connection with or arises as a result of any restructuring of the IMS Group implemented, commenced or otherwise being carried out prior to Completion;

(b)	specific provision or reserve for the liability is made or reflected in the Connect Ads Locked-Box Accounts;

(c)	the liability was paid or discharged prior to the Connect Ads Locked Box Date;

(d)	the liability was paid to or discharged with the Egyptian Tax Authorities in the period from the Locked Box Date to Completion and where such payment has been included, specified as a deduction or otherwise taken into account in setting either the Sale Shares Consideration or Swap Shares Consideration;

(e)	the liability would not have arisen but for any Event which occurred in the ordinary course of business of a Connect Ads Group Company after the Connect Ads Locked Box Date and on or before Completion;

(f)	the liability arises or is increased only as a result of any change in the law or rates of Tax (other than a change targeted specifically at countering a tax avoidance scheme) announced and coming into force after Completion, or the withdrawal of any extra-statutory concession previously made by a Tax Authority (whether or not the change is retrospective in whole or in part);

(g)	the liability would not have arisen but for a change in accounting policies (including a change in accounting reference date) or the accounting bases on which a Connect Ads Group Company values its assets (other than a change made to comply with generally accepted accounting principles) after Completion;

(h)	the liability is Connect Ads Permitted Leakage;

(i)	recovery has already been made in respect of such liability by Httpool, IMS, Aleph Cayman or any member of the Buyer’s Tax Group or any Connect Ads Group Company under any provision of the SPA or any statutory or other right of recovery;

(j)	a Relief, other than the Relevant Percentage of any Buyer's Relief is available (or would have been so available had it not already been used to mitigate one or more Liabilities for Tax of any Connect Ads Group Company which arose in relation to, in connection with or in respect of a period, an Event occurring or gross receipts, income, profits or gains earned, accrued or received: (i) on or after Completion; or (ii) in the ordinary course of the business of a Connect Ads Group Company between after the Connect Ads Locked Box Date and on or before Completion) to a Connect Ads Group Company, such that any Relief that is so available in relation to more than one Liability for Tax or other liability shall be deemed, so far as possible, to be used in such a way as to reduce the maximum extent possible A15’s total liability under this Schedule;

(k)	the liability would not have arisen but for a voluntary act, transaction or omission of a Connect Ads Group Company, Httpool, IMS, Aleph Cayman or any member of the Buyer’s Tax Group and which Httpool, IMS, Aleph Cayman or a Connect Ads Group Company was aware, or ought reasonably to have been aware, would give rise to the Liability for Tax or other liability in question;

(l)	the liability arises or is increased in relation to, as a result of or in connection with the transfer the Swap Shares to Httpool in consideration for the allotment and issuance of further shares in Httpool; or

(m)	the liability is in relation to, in connection with or arises as a result of the transactions contemplated by the CVC SPA.

4.3	For the purposes of paragraph 4.2(k), an act will not be regarded as voluntary if undertaken under a legally binding obligation entered into by a Connect Ads Group Company on or before Completion or imposed on a Connect Ads Group Company by any legislation whether coming into force before, on or after Completion, or to avoid or mitigate a penalty imposable by any legislation, or if carried out at the written request of A15.

5.	Overprovisions

5.1	If, on or before the date falling six months and seven years after Completion:

(a)	Httpool believes that there is an Overprovision, Httpool shall notify A15 promptly in writing; or

(b)	the auditors for the time being of a Connect Ads Group Company are requested to determine (at the request and reasonable expense of A15) that there is an Overprovision and subsequently so determine (whether before or after the date falling six months and seven years after Completion), then:

(i)	the Relevant Percentage of the amount of any Overprovision shall first be set off against any payment then due from A15 under this Schedule;

(ii)	if there is an excess, a refund shall be made to A15 of any previous payment or payments made by A15 under this Schedule (and not previously refunded under this Schedule) up to the amount of that excess; and

(iii)	if the excess referred to in paragraph 5.1(b) is not exhausted, the remainder of that excess will be carried forward and set off against any future payment or payments that become due from A15 under this Schedule.

5.2	After a Connect Ads Group Company’s auditors have made a determination under paragraph 5.1, A15 or Httpool may at any time request the auditors for the time being of the relevant Connect Ads Group Company to review and, if necessary and as appropriate, amend the original determination (at the expense of the party requesting the review, or where a payment becomes due under this paragraph 5.2, at the expense of the party required to make that payment) and an adjusting payment equal to the Relevant Percentage of the amount of any disparity between the original and revised determinations shall be made by or to A15 as soon as reasonably practicable.

6.	Savings and Tax Refunds

6.1	If, on or before the date falling six months and seven years after Completion:

(a)	Httpool believes that a Saving or Tax Refund has arisen or is available, Httpool shall inform A15 promptly in writing; or

(b)	a Connect Ads Group Company’s auditors have been requested to determine (at the request and reasonable expense of A15) that a Saving or Tax Refund has arisen or is available and subsequently actually so determine (whether before or after the date falling six months and seven years after Completion),

(c)	then:

(i)	in the case of a Saving, Httpool shall, as soon as reasonably practicable, repay to A15, after deduction of any amounts then due by A15, the lesser of:

(ii)	the Relevant Percentage of the amount of the Saving; and

(iii)	the amount paid by A15 under paragraph 2 for the Liability for Tax which gave rise to the Saving less any part of that amount previously repaid to A15 under any provision of this Schedule or otherwise; and

(iv)	in the case of a Tax Refund, Httpool shall, subject to Httpool and the relevant Connect Ads Group Company being indemnified by A15 against any Tax that may be suffered on receipt of that amount and any reasonable costs and expenses incurred in recovering that amount, take, or procure that the relevant Connect Ads Group Company takes, all reasonable steps to obtain the cash benefit of such Tax Refund and account to A15 the Relevant Percentage of any amount recovered (including any related interest or related repayment supplement).

6.2	After a Connect Ads Group Company’s auditors have made a determination under paragraph 6.1, A15 or Httpool may at any time request the auditors for the time being of the relevant Connect Ads Group Company to review and, if necessary and as appropriate, amend the original determination (at the expense of the party requesting the review, or where a payment becomes due under this paragraph 6.2, at the expense of the party required to make that payment) and an adjusting payment equal to the Relevant Percentage of the amount of any disparity between the original and revised determinations shall be made by or to A15 as soon as reasonably practicable.

7.	Recovery from third parties

7.1	Where A15 has paid an amount under paragraph 2 for any Liability for Tax and Httpool, IMS, Aleph Cayman or a Connect Ads Group Company is, or becomes, entitled to recover from some other person that is not Httpool, IMS, Aleph Cayman, a Connect Ads Group Company or any other company in the Buyer’s Tax Group, any amount for any Liability for Tax, Httpool shall:

(a)	notify A15 of such entitlement in writing as soon as reasonably practicable; and

(b)	if required by A15 and, subject to Httpool and the relevant Connect Ads Group Company being indemnified by A15 against any Tax that may be suffered on receipt of that amount and any reasonable costs and expenses incurred in recovering that amount, take, or procure that the relevant Connect Ads Group Company takes, all reasonable steps to enforce that recovery against the person in question (keeping A15 fully informed of the progress of any action taken).

7.2	If Httpool, IMS, Aleph Cayman or a Connect Ads Group Company recovers any amount referred to in paragraph 7.1, Httpool shall account to A15 for the lesser of:

(a)	the Relevant Percentage of such amount recovered (including any related interest or related repayment supplement); and

(b)	the amount paid by A15 under paragraph 2 in respect of the Liability for Tax in question.

8.	Surrender of Group Relief or other Election

8.1	Subject to, and in accordance with, the provisions of this paragraph 8, if any liability of A15 under this Schedule or for any claim under the A15 Tax Warranties can be reduced or eliminated by:

(a)	the surrender of Group Relief by A15 or any other company (other than a member of the Buyer’s Tax Group), to a Connect Ads Group Company; or

(b)	the making of an election for any gain on the disposal or notional disposal of an asset by a Connect Ads Group Company to be treated as accruing to a member of the A15 Group,

A15 may make, or procure the making of, any surrender or election and Httpool shall procure that the relevant Connect Ads Group Company shall take any action that A15 reasonably requests to ensure that the surrender or election is validly made.

8.2	No Connect Ads Group Company shall be liable to give any consideration for any surrender of or election in relation to Group Relief under paragraph 8.1.

9.	Pre-Completion Tax Affairs

9.1	Subject to this paragraph 9.1, Httpool will have exclusive conduct of all Tax affairs of all Connect Ads Group Companies after Completion.

9.2	A15 or its duly authorised agent shall, at Connect Ads’ reasonable cost and expense, prepare the corporation tax returns and computations of all Connect Ads Group Companies for:

(a)	all accounting periods ended on or before Completion; and

(b)	the part-accounting period commencing prior to and deemed to end before Completion, if the same have not been prepared before Completion, and submit them to Httpool for review and comment at least fifteen Business Days before they are due to be submitted to the relevant Tax Authority.

9.3	Further to paragraph 9.2, Httpool shall review the returns and computations and provide comments to A15 at least ten Business Days before such returns and computations are due to be submitted to the relevant Tax Authority, following which A15 shall finalize the returns and computations referred to in paragraph 9.2. Httpool shall procure that the finalized returns and computations are authorised, signed and submitted to the relevant Tax Authority, save where the return or computation is not full, true and accurate in all material respects.

9.4	A15 or its duly authorised agent shall, at A15's reasonable cost and expense, prepare all documents and shall have conduct of all matters (including correspondence) relating to the corporation tax returns and computations of all Connect Ads Group Companies for:

(a)	all accounting periods ended on or before Completion; and

(b)	the part-accounting period commencing prior to and deemed to end before Completion, provided that:

(i)	A15 shall keep Httpool informed of all material developments known to it in relation to such matters; and

(ii)	A15 shall not, without the prior written consent of Httpool (not to be unreasonably withheld or delayed), transmit any communication (written or otherwise) to the relevant Tax Authority or agree any matter with the relevant Tax Authority.

9.5	Httpool and Aleph Cayman shall, at A15's reasonable cost and expense, provide such reasonable assistance, and shall procure that all Connect Ads Group Companies provide such reasonable assistance, to enable A15 or its duly authorised agent to prepare the corporation tax returns and computations of all Connect Ads Group Companies for all accounting periods ended on or before Completion and conduct matters relating to them in accordance with this paragraph 9.5 (including providing access to employees, books, accounts and records).

9.6	For the avoidance of doubt:

(a)	where any matter gives rise to a Tax Claim, the provisions of paragraph 7.1 shall take precedence over the provisions of this paragraph 9.6; and

(b)	the provisions of this paragraph 9.6 shall not prejudice the rights of Httpool or Aleph Cayman to make a claim under this Schedule for any Liability for Tax.

10.	Conduct of Tax Claims

10.1	Subject to paragraph 10.2, if Httpool, IMS, Aleph Cayman or a Connect Ads Group Company becomes aware of a Tax Claim, Httpool shall give or procure that notice in writing is given to A15 or to A15's duly authorised agent as soon as reasonably practicable, provided that giving that notice shall not be a condition precedent to A15's liability under this Schedule.

10.2	If A15 becomes aware of a Tax Claim, it shall notify Httpool in writing as soon as reasonably practicable, and, on receipt of the notice, Httpool shall be deemed to have given A15 notice of the Tax Claim in accordance with the provisions of paragraph 8.1.

10.3	Subject to paragraph 10.5, A15 shall be entitled to avoid, dispute, defend, resist, appeal or request an internal Tax Authority review, or compromise any Tax Claim for and on behalf and in the name of any Connect Ads Group Company, and shall:

(a)	notify Httpool as soon as reasonably practicable in writing to this effect if they decide to do so; and

(b)	keep Httpool fully informed of all material matters pertaining to the Tax Claim.

10.4	Httpool shall, and shall procure that the relevant Connect Ads Group Company shall:

(a)	take such action as A15 may request to avoid, dispute, defend, resist, appeal or request an internal Tax Authority review, or compromise any Tax Claim (or any determination or direction in respect of losses);

(b)	not accept or pay or compromise any Tax Authority Claim without A15’s prior written consent;

(c)	procure that the relevant Connect Ads Group Company shall keep A15 promptly informed as to all material developments in relation to any Tax Claim and promptly provide A15 with copies of all correspondence with any Tax Authority relating to the Tax Claim or the matters to which the Tax Claim relates; and

(d)	not make any communication with any Tax Authority in relation to any Tax Claim or any matters to which any Tax Claim may relate without the prior written approval of the Seller (such approval not to be unreasonably withheld, conditioned or delayed).

10.5	Httpool, or the relevant Connect Ads Group Company shall, without reference to A15, be entitled to admit, compromise, settle, discharge or otherwise deal with a Tax Claim on such terms as are reasonable:

(a)	if A15 has not made the decision referred to in paragraph 8.2 or the request referred to in paragraph 10.4(a) by the earlier of the following dates:

(i)	the date being fifteen Business Days after the date on which notice of the Tax Authority Claim, served pursuant to paragraph 8.1, is received by A15; and

(ii)	the date being five Business Days prior to the last date on which an appeal may be made against the Liability for Tax to which the Tax Claim relates, provided that A15 has had at least ten Business Days’ notice of the Tax Claim;

(b)	where A15 (or relevant Connect Ads Group Company before Completion) has been engaged in fraudulent conduct or deliberate default relating to the Liability for Tax that is the subject matter of the Dispute;

(i)	if the Dispute involves an appeal in a higher court or higher tribunal, unless A15 has obtained the opinion of Tax counsel of at least ten years' standing that the appeal has a reasonable prospect of success;

(ii)	if written notice is served on the Connect Ads Group Company or Httpool by A15 to the effect that it considers the Tax Claim should no longer be resisted; or

(iii)	upon the expiry of any period prescribed by applicable legislation for the making of an appeal against either the Tax Claim in question or the decision of any court or tribunal in respect of any such Tax Claim, as the case may be.

10.6	Httpool and Aleph Cayman shall provide and shall procure that the relevant Connect Ads Group Company provides to A15 and A15's professional advisors reasonable access to premises and personnel, and to any relevant assets, documents and records in their power, possession or control to investigate the matter and enable A15 to take any action referred to in this paragraph 7.1.

11.	Buyer’s Covenant

11.1	Httpool covenants with A15 to pay to A15 on demand an amount equal to the Relevant Percentage of any liability or increased liability to Tax which any member of the A15 Group is required to pay which a Connect Ads Group Company is primarily or equally liable for (after Completion), and which the relevant member of the A15 Group would not have been required to discharge but for the failure of the Connect Ads Group Company to discharge that liability.

11.2	Paragraph 12.1 shall not apply to any Tax:

(a)	to the extent that Httpool or Aleph Cayman could make a claim under paragraph 2 in respect of that Tax (save where Httpool or Aleph Cayman has received payment from A15 in respect of that Tax pursuant to such a claim or Connect Ads issues any deferred shares pursuant to paragraph 3.4 in satisfaction of such a claim); or

(b)	which A15 or a member of the A15 Group has already recovered under any relevant statutory provision (and A15 shall procure that no such recovery is sought by it or a member of the A15 Group to the extent that payment is made hereunder).

11.3	Subject as provided in this Schedule, Httpool covenants with A15 to pay to A15 on demand an amount equal to any third party costs and expenses (including legal costs), reasonably incurred by A15 or any member of the A15 Group in connection with or in consequence of any liability to Tax or increased liability to Tax in respect of which Httpool is liable pursuant to paragraph 11.1.

12.	Grossing up

12.1	All amounts due under this Schedule shall be paid in full, without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax required by law). If any deductions or withholdings are required by law to be made from any of the sums payable under this Schedule, the payer shall provide any evidence of the relevant withholding as the payee may reasonably require and shall pay to the payee any sum as will, after the deduction or withholding is made, leave the payee with the same amount as it would have been entitled to receive without that deduction or withholding.

12.2	If any sum payable under this Schedule is subject to Tax in the hands of the payee, the payer shall pay any additional amount required to ensure that the net amount received by the payee shall be the amount that the payee would have received if the payment was not subject to Tax.

12.3	If a payee assigns the benefit of this Schedule, the payer shall not be liable under paragraph 9.1 or paragraph 9.2, except if to the extent that the payer would have been so liable had that assignment not occurred.

12.4	If a payer makes an increased payment pursuant to paragraphs 9.1 and/or 9.2 in respect of which the payee or any member of the same group or fiscal unity of the payee for Tax purposes receives or is granted any credit against, relief for or repayment of any Tax payable by it or other Relief which it would not otherwise have been granted, the payee shall reimburse the payer such amount as shall leave the payee in no better or worse position than it would have been in had there been no such deduction, withholding or Taxation on receipt. The payee shall promptly notify the payer of any such credit, relief, repayment or other Relief which it receives and such reimbursement shall be made no later than ten Business Days after the payee receives or is granted such credit, relief or repayment. The payee or the relevant member of the payee’s group or fiscal unity for Tax purposes shall use reasonable endeavours to obtain and utilize any such credit, relief or repayment to which it is or may become entitled.

Schedule 18

Connect Ads Outstanding Receivables

Escrow 2009-2018

Customer ID	Customer Name	Amount over 356
وزارة االعالم	CAD000997	243,232
مؤسسة هايب السعودية لتقنية المعلومات	C0000000260	180,690
وزارة الصحة	C0000000199	180,577
IMA International	1009312252	125,857
وزارة الثقافة و االعالم	CAD000776	116,403
شركة مواصالت كريم لتقنية المعلومات (شركة شخص واحد)	CAD000633	87,519
شركة المياه الوطنية	C000000095	81,812
BrandCode	C0000000379	73,458
Web-XM	C0000000389	72,827
Matrix 360	1011110396	67,319
	CAD000556	66,433
Search On	C000000086	59,566
Resultrix	CAD000688	56,768
Capital Market Authority	CAD000803	52,646
الشركة السعودية للصناعات األساسية (سابك)	CAD000690	51,520
شركة سهيل الدولية	C0000000188	50,428
مطعم بيت الشطيرة للوجبات السريعة	C0000000264	21,234
Hair & Skin Care Center	000000035	50,002
Service Time Est.	C0000000399	49,873
Al Tayer	CAD000795	49,765
شركة ابريز السعودية للخدمات االلكترونية	CAD000598	49,258
الشركة السعودية للكهرباء	1011800046	48,699
Links Communication	1005421347	48,264
Wunderman	1011710274	46,010
مؤسسة الضغطة الصحيحة لتقنية المعلومات	CAD000479	45,974
AlkahrabaCare	CAD000869	45,038
OMNIA	CAD000673	44,039
Tala Advertising	C0000000101	42,233
أرقام لالستثمار و التجارة	CAD000528	42,045
INGEUS K.S.A	CAD000817	39,923
1st Arab Media Services	C0000000328	39,050
Al-ELM	1108724043	37,627
ALJ	0000000021	36,895
الوسم الفريد للدعاية المحدودة	CAD000752	32,295
ذا كومباريزون هاوس م.د.م.س	CAD000565	30,234
شركة الخليج العربي السعودي االماراتية للإلعالن	CAD000839	29,069
Saudi Export Development Authority	C0000000394	24,618
وزارة الشباب - البحرين	CAD001106	24,448
مجموعة عبدالصمد القرشي	C0000000134	22,667
مركز الملك سلمان لالغاثة و المساعدات االنسانية	CAD001144	21,433
Al riyadh newspaper	CAD000514	20,581
شركة مبادرة للنشر و التوزيع	1011487670	20,157
شركة الريف للخدمات التعليمية	CAD001271	19,980
مجموعة الطيار للسفر القابضة	CAD000467	19,921
المجموعة العربية لألبحاث و النشر	CAD000792	19,499

Customer ID	Customer Name	Amount over 356
مجموعة اثراء المعرفة العربية لالستشارات االدارية و التسويقية	CAD000500	19,070
Pro Digital	C0000000309	18,971
Pup Online	1009787640	18,953
Promotion of virtue & the prevention of vices	CAD000561	18,848
شركة دار الضيافية للخدمات الغائية القابضة	CAD001201	18,744
M2Network	1010546710	18,154
Ministry of Civil Service	C0000000361	17,667
Remal Online	1009871261	17,313
Souq.com	C0000000127	17,158
يورسوشيل ام إي منطقة حرة - ذ.م.م	CAD001049	16,932
الهيئة الملكية للجبيل و ينبع	CAD000728	15,803
شركة قسم العمليات التسويقية	C0000000250	15,201
NGHA. CAG	CAD000451	15,000
King Saud University ADS	C0000000296	15,000
Al Sharq Al Awsat News	C0000000240	14,979
نمشي للتجارة العامة. ذات مسؤلية محدودة	C20000000201	14,787
ACCL	CAD000460	14,740
Saudi Export Development Authority	CAD000480	14,735
SAPTCO	CAD000534	4,000
Protcol	CAD000492	14,391
ePage Global	C0000000165	14,295
جمعية االقتصاد السعودي	CAD000532	14,000
شركة عقاري للتسويق المحدوده	CAD000649	13,984
Operancy	1010890419	13,714
Twitter Billimg Error	CAD000896	13,463
هيئة تطوير المدينة المنورة	CAD001203	13,333
Saudi Drugs & Foods Authority	C0000000405	12,726
King Abdul Aziz Center for National Dialogue	CAD000629	12,712
شركة سنمار لخدمات االستشارت في اإلدارة العليا	CAD001105	11,640
شركة بيت الرياضة الفالح	C0000000156	12,481
Digitalis Media	1011857985	11,692
Al Watania Group	1007352761	10,667
شركة أثال العربية التجارية	CAD001052	10,667
Avis	CAD000718	10,347
جمعية البر بمكه المكرمه	CAD000650	5,838
Saudi Electronics and Home Appliances Institute (SEHAI)	CAD000639	10,053
Middle East Consulting (MEC)	CAD000860	10,000
Global Beverages Company	C0000000416	10,000
Al Masarat Co. LTD.	1008186074	10,000
WSI stream	CAD000621	10,000
Alsabla Solutions	CAD000641	10,000
Shoes steps	CAD000620	9,995
Bare3	CAD000529	9,994
Luminous Ideas	CAD000591	9,907
Tatweer Company For Educational Service	C0000000278	9,867
Umm Al-Qura University	CAD000487	9,800
Arriyadh Development Authority	CAD000656	9,755
Taghreed altasan	CAD000724	9,696
Mobile Health Management Company Ltd. (MHC)	CAD000530	9,631
Al Habib Co.	C0000000206	9,619
322 Media	C000000077	9,563

Customer ID	Customer Name	Amount over 356
33 Points Ads	C0000000396	9,336
شركة الفصلة الحديثة المحدودة	CAD001120	9,273
المركز العالمي لمكافحة الفكر المتطرف اعتدال	CAD000971	9,084
King Khaled Foundation	CAD000671	8,569
Media Edge	0000000014	8,500
مؤسسة عبدالعزيز محمد عبدالرحمن الحسن للمقاوالت	CAD000955	8,200
King AbdulAziz Foundation	CAD000872	8,146
شركة المجلس العلمي للدعاية واالعالن	C0000000190	8,079
SIMAH	CAD001048	8,000
Genenral Authority For stat	CAD000697	7,989
Integrel	CAD000864	7,688
King Abd El Aziz Foundation	1108191411	7,508
Streamerz	C000000057	7,500
Wisdom of knowledge	CAD000485	7,297
الهيئة العامة للترفيه	CAD000876	7,041
WEEAM	CAD000941	6,919
Ministry of Justice	C0000000417	6,667
وكالة الصورة الرقمية	CAD001367	6,468
WD-Adv Co	CAD001021	632
Tribal DDB	1011342949	6,369
شركة خليج الدانة للسياحة	CAD000733	6,273
Romoz Alfikr	CAD000557	6,141
الشركة السعودية للبحوث والنشر	C0000000294	5,873
Taqnia for information technology	CAD000499	5,849
شركة راية للتمويل (مساهمة مقفلة)	CAD001086	5,712
الشركة الخماسية لخدمات التسويق	1007469256	5,686
Emaar Makkah	CAD001097	5,312
Prince Sultan University	CAD000836	5,259
شركة حديقة الهدية	CAD001360	5,256
ميناء الملك عبد هللا	CAD001154	5,256
مؤسسة االنطالقة الرائدة للحلول التقنية	CAD000992	5,255
Media Pan Arab	CAD001235	5,250
غرفة الرياض	CAD001256	5,229
فرصة السوق	CAD001092	5,180
Abdulrahman Saeed Al Sayed	C0000000191	5,128
Crossroads	C000000070	5,125
شركة دراية المالية (مساهمه مقفله)	CAD000899	5,104
الشركة الوطنية لخدمات االسكان	CAD001169	5,080
MOW	C000000059	5,022
ناففذة االعالم	CAD001269	5,002
Vinci Ecole Superieure	C000000058	5,000
MCI- SOCPA	CAD000648	4,800
ELAF	CAD000634	4,800
Twitte CR	CAD000526	4,456
Corner Dialogue	CAD000952	4,359
Modern Middle East Media	CAD000493	4,307
Brand786	CAD000625	4,220
Havas Media	CAD000732	4,154
Wataniah Poetry	C0000000358	3,990
UFM Radio	CAD000481	3,815
Social Hub	C0000000336	3,679
AMC	0000000024	3,413

Customer ID	Customer Name	Amount over 356
Minstry of Higher Education	C0000000201	3,188
LFG Investments LTD	CAD000573	2,928
JAC Motors	C0000000202	2,835
مجموعة ام بي سي	CAD001287	2,800
شركة الحياة الطبية لصاحبها وليد امين الكيال و شركاه	CAD001143	2,672
شركة الشرقية العظمى لتقنية المعلومات	CAD000826	2,388
شركة تأثير المتحدة	CAD000935	2,351
inspire	CAD000916	2,312
انفو جرافيك السعودية	CAD000642	2,174
شركة الخليج للتدريب و التعليم المحدودة	CAD001336	2,110
Xforex	C000000067	2,074
NSFX	C0000000324	2,000
Tahweel	CAD000716	1,996
جمعية كالنا	CAD000830	1,736
وكالة المدار لإلعالن والعالقات العامة	1007265609	1,682
جمعية مكارم االخالق	CAD001370	1,680
Weber Shandwick	CAD001408	1,634
ابكو السعودية	CAD000548	1,481
Web Sqaure	C000000061	1,467
AlBassam KSA (Hatrke)	CAD000901	1,288
EFG Hermes	CAD000571	1,250
شركة محمد ناصر الحجاج التجارية	CAD001177	1,225
UFX	1011645898	1,169
Obeikan	C0000000307	1,159
مدينة األمير سلطان بن عبد العزيز اإلنسانية	CAD000874	1,128
NQD Investment	CAD000831	1,067
ركيزة	CAD001407	1,050
الشركة الترفيهيه االولى	CAD000510	1,046
COLLEGES OF EXCELLENCE COMPANY	CAD000613	1,023
ELS Education	CAD000471	973
KACST	CAD000807	899
الشركة العربية لتجارة العود و العطورات الشرقية	CAD000578	835
Face Event	CAD000610	760
Ad Mark	0000000015	719
مجمع التئام الجرح الطبي	CAD001102	719
الجماز للتوزيع	1007439254	695
مؤسسة خالد صالح محمد الحقباني التجارية	CAD001098	686
شركة العجالن و اخوانه	C0000000143	673
Finegr	C0000000256	540
Al Andalusia Dental Centers Dr Hazem	CAD000976	440
DBS Digital - KWI	CAD000897	427
شركة ألف نون الدولية المحدودة	CAD001266	400
Makkah Site	CAD000575	338
Brad Buzz	CAD001025	260
شركة العرفج للتجارة و االستثمار	CAD001158	250
شركة التميز العقارية	CAD001190	250
مؤسسة الخليجيون للتجاره	CAD000450	240
Qadooa	CAD000948	232
تي سي اي جي لمتد	CAD001181	171
على عبد هللا القحطاني	CAD000651	153
DHUFAIRY for Haj	CAD000841	133
GO CLOUDING	CAD000653	133

Customer ID	Customer Name	Amount over 356
Saudi Press Agency	CAD000942	133
مؤسسة دولي للعطالت	CAD001246	131
شركة ون لالستشمارات (شركة شخص واحد)	CAD001046	130
The Meals KSA	CAD000928	125
Y&D Agancy	C0000000409	96
األهداف المميزة	CAD001035	92
شركة القائد لالستثمار	CAD001160	90
طبيبك اون الين	CAD001229	67
Hoshan Pan Gulf	CAD001099	61
الهيئة الملكية لمحافظة العال	CAD001404	56
One Communication Point	CAD000699	55
شركة االحساء للخدمات الطبية	CAD001219	52
Connect to Net	1009949740	47
Ibtikar Technologies	CAD000775	40
IMC Digital	CAD001041	33
Focus Agency	1008618902	32
Gulf Business Trading & investment limited	C0000000237	32
New Aeon	CAD001365	27
Youtradefx	C0000000286	27
Kapitalkitchen	CAD000771	27
صندوق تنمية الموارد البشرية	CAD000827	26
شركة مشبك التصميم لالتصاالت و تقنية المعلومات	CAD001211	26
شركة تمويل البناء	CAD001014	25
شركة رحماء الدولية للتجارة المحدودة	CAD001391	18
Hash Tag	C0000000183	16
االستشاريون لطب العيون	CAD001072	15
شركه تجاري للتجاره المحدوده	CAD000852	12
Amanah Capital	C0000000169	11
Casa Piu	CAD000846	8
حكيم عيون	CAD001153	8
شركة روافد الدولية للمقاوالت	CAD001222	8
STECH	CAD000547	7
المسوق االلكتروني	CAD001315	6
Media Marketing Online MMO	C000000081	5
شركة وسيط العقارية	CAD000877	5
ALKHALEEJONLINE.NET	CAD000602	5
مؤسسة ابداعات الجزيره للتجارة	CAD001038	5
مؤسسة شجرة ليمون لالتصاالت و تقنية المعلومات	CAD001243	5
Khalijia online	1009863601	3
Hisham Manpower solutins	CAD000721	2
عيادات ميدي كير	C0000000119	2
Store 2 Door	CAD000491	2
شركة وسم المحدودة للدعاية و االعالن	CAD001055	2
Bridges for Technology	CAD001015	1
Omqura	CAD000954	1
Grand Total		3,621,433
Provision for Doubtful account		(1,205,694)
Net		2,415,739

Escrow 2019

Customer Name	Customer ID	Amount over 356
مؤسسة زاد للتقنية االتصاالت و تقنية المعلومات	CAD001076	315,176
المركز العالمي لمكافحة الفكر المتطرف اعتدال	CAD000971	105,357
شركة وصل االولي لتقنية المعلومات	CAD001376	92,217
Carriage Kuwait	CAD001481	85,271
وزارة االعالم	CAD000997	84,000
مؤسسة فوائد الشبكة لتقمية المعلومات	CAD000685	24,878
خرابيش نتورك منطقة حرة ذ.م.م	CAD001485	33,005
Cambly Organizations	CAD001474	29,432
الشركة السعودية للبحوث والنشر	C0000000294	18,345
شركة االجير المنتدب لالستقدام	CAD001540	11,459
New Aeon	CAD001365	8,411
البنك العربي الوطني	000000045	7,841
فرع مجمموعة المدائن للدعاية و االعالن	CAD001387	5,817
مركز االعتماد الخليجي	CAD001490	5,256
وزارة الصحة	C0000000199	5,174
شركة فاين جرافيكس السعودية العربية المحدودة	CAD001517	4,200
شركة خطوط الطيران السعوديةالخليجية	CAD000819	4,200
Ghalia Technology	C0000000132	3,813
33 Points Ads	C0000000396	3,387
مؤسسة محمد وجدي خاشقجي التجارية	CAD001058	3,033
نمشي للتجارة العامة. ذات مسؤلية محدودة	C20000000201	2,822
شركة الريف للخدمات التعليمية	CAD001271	2,535
شركة مجمع عيادات الدولية الطبية	CAD001129	2,464
وكالة جذور للدعاية و االعالن	CAD001145	2,000
MITS	CAD000580	1,958
مؤسسة توجان السعودية للخدمات التجارية	CAD001352	1,533
الشركة الخماسية لخدمات التسويق	1007469256	1,488
مركز ازاد للتدريب	CAD001368	1,400
شركة المعرض العالمي لالثاث الحديث	CAD001011	1,400
Palm Entertainment	CAD000909	1,333
برند	CAD000722	1,333
أرقام لالستثمار و التجارة	CAD000528	1,302
شركة حركة لتنظيم المعارض و المؤتمرات	CAD001534	1,266
Viral Corners	CAD001043	1,236
شركة مطاعم اسماك عمو حمزة	CAD001037	1,120
تمونيات متاجر اوفر للمواد الغذائية	CAD001412	1,053
الشركة الوطنية لصناعة االسمدة الكيماوية	CAD000867	1,051
Vinci Design	CAD001477	980
مؤسسة الوقتو الزمان لتقنية المعلومات	CAD001466	957
شركة صناعة المحتوى المحدودة	CAD001521	897
مؤسسة هايب السعودية لتقنية المعلومات	C0000000260	805
شركة سهيل الدولية	C0000000188	800
وزارة الثقافة و االعالم	CAD000776	752
مؤسسة داريد للصيانة و النظافة	CAD001094	700
منصة المطورين لتقنية المعلومات	CAD001165	670
شركة وسم المحدودة للدعاية و االعالن	CAD001055	622
مطعم مندي الرياض لتقديم الوجبات	CAD001487	600
wadi.com	CAD000520	568
نادي المسافر	CAD000525	567
شركة شاس للمقاوالت	CAD001434	560

Customer Name	Customer ID	Amount over 356
Al Andalusia Dental Centers Dr Hazem	CAD000976	523
شركة مفاهيم المدينة للتجارة	CAD001413	421
مؤسسة تحالف الرعاية الطبية	CAD001000	399
مؤسسة منعطف النجاح لالتصاالت وتقنية المعلومات	CAD000682	317
السفارة النيوزيالندية	CAD000786	298
Saudi Projects	CAD000940	296
Rafal Clinics	CAD000888	280
شركة البازعي للتجارة	C0000000319	250
شركة حلول االعمال المهنية	CAD001189	210
مشاريع السعودية	CAD000940	208
مؤسسة الحقيبة الشتوية للتجارة	CAD001363	193
مجمع عيادات شركة العناية المبتكرة	CAD001067	141
مؤسسة المدينة للوسائل الدعائية واالعالنية	CAD000995	137
شركة المسار االعالمية للعالقات العامة	CAD001507	133
اكتشف العا?? للسفر والسياحة	CAD000848	87
قدوه	CAD000948	84
هنجرستيشن المحدودة فرع شركة اجنبية المحدودة	CAD001406	72
شركة مهارة للموارد البشرية	CAD001433	67
شركة الموارد لالستقدام	CAD001028	29
مكتب ريادة التدريب للخدمات التجارية	CAD001310	22
Osool & Bakheet Investment Company	CAD000679	12
Grand Total		891,222
Provision for Doubtful account		(629,544)
Net		261,678

Schedule 19

Specified Customers and Agencies

1.	RAI Radiotelevisione Italiana SPA

2.	VALENTINO SPA

3.	Fondazione Barilla Center for Food & Nutrition

4.	Myntelligence S.r.l.

5.	Like Reply Srl con Socio Unico

6.	IPG Italia S.r.l.

7.	Interactive Thinking S.r.l.

8.	Eolo SPA

9.	Connexia Società Benefit S.r.l.

10.	Caffeina Spa

11.	BURSON COHN & WOLFE S.R.L.

12.	MEDICI SENZA FRONTIERE ONLUS

13.	Eureweb Srl

14.	Prada USA

15.	DN Agency srl

16.	Euronics Italia S.p.A.

17.	ROCK communications srl

18.	RCS MEDIAGROUP S.p.A

19.	PUBLICIS MEDIA ITALY S.R.L.

20.	Personal Media Advisoring srl

21.	SCUDERIA ALPHATAURI S.P.A.

22.	PERFORMEDIA Srl unipersonale

23.	Tinaba S.p.A.

24.	Deliverti srl

25.	Universal Music Italia S.r.l.

26.	HT&T CONSULTING SRL

27.	THIS IS HELLO S.R.L.

28.	Imille srl

29.	77Agency Srl

Schedule 20

Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement

1.	A15 board representation – A15 shall have the right to designate one individual as its representative to: (a) attend and participate in all meetings of the board of directors of Aleph Cayman in a non-voting, observer capacity; and (b) receive copies of all notices, minutes, consents and other materials (whether in written, electronic or other form) that Aleph Cayman provides to its directors (the “Observer Right”). However, A15 shall lose its Observer Right if: (i) if it ceases to hold at least 3% of the entire issued share capital of Aleph Cayman; or (ii) a conflict of interest (as such term shall be defined in the Joinder and Amendment Agreement to the Aleph Cayman Shareholders’ Agreement) arises between A15 and the IMS Group. A15 shall as soon as reasonably practicable notify Aleph Cayman if it becomes aware of potential conflict of interests which shall include any business opportunity that A15 is or may become interested in which competes with the IMS Group.

2.	Non-Compete – A15 shall be carved out of the existing non-compete arrangements in the Aleph Cayman Shareholders’ Agreement and be subject to a non-complete on the following terms:

“A15 shall not, and shall procure that each member of the A15 Group shall not:

(a)            compete with any member of the IMS Group for any digital media company representation in any territory; or

(b)            approach or contact, attempt to do business with or engage, any of the commercial partners of any member of the IMS Group in connection with digital media company representation,

in each case for a period of five years from the date that A15 ceases to hold any Shares in the Company.

For the purposes of this Section 7.5 only, the following definitions shall apply:

“A15 Group” means A15, each of its Subsidiary Undertakings, any Parent Undertaking of A15 and all other Subsidiary Undertakings of any such Parent Undertaking from time to time (excluding each member of the Connect Ads Group).

“IMS Group” means IMS and the IMS Subsidiary Undertakings and “IMS Group Company” shall be construed accordingly.

“IMS Subsidiary Undertakings” means all Subsidiary Undertakings of IMS, and “IMS Subsidiary Undertaking” shall be construed accordingly.”

“Parent Undertaking” means an Undertaking which, in relation to another Undertaking, a “Subsidiary Undertaking”:

(a)             holds a majority of the voting rights in the Undertaking; or

(b)            is a member of the Undertaking and has the right to appoint or remove a majority of its board of directors (or analogous body, including a management board and supervisory council); or

(c)            has the right to exercise a dominant influence over the Undertaking, by virtue of provisions contained in its constitutional documents or elsewhere; or

(d)            is a member of the Undertaking and controls alone, pursuant to an agreement with the other shareholders or members, a majority of the voting rights in the Undertaking, and an Undertaking shall be treated as the Parent Undertaking of any Undertaking in relation to which any of its Subsidiary Undertakings is, or is to be treated as, Parent Undertaking, and “Subsidiary Undertaking” shall be construed accordingly.

“Undertaking” means a body corporate or partnership or an unincorporated association carrying on trade or business.””

(the “A15 Non-Compete”)

The Parties acknowledge and agree that in preparing the Joinder and Amendment to the Aleph Cayman Shareholders’ Agreement, they will work together to ensure the A15 non-compete provisions are drafted in a form to ensure the enforceability of these provisions.

3.	Right of First Offer – A15 shall be subject to the right of first offer in clause 8.5 of the Aleph Cayman Shareholders’ Agreement.

4.	Drag-Along Right – A15 shall be subject to the drag-along in clause 8.6 of the Aleph Cayman Shareholders’ Agreement.

5.	Tag-Along Right– A15 shall have the benefit of the tag-along right in clause 8.7 of the Aleph Cayman Shareholders’ Agreement, but no party to the Aleph Cayman Shareholders’ Agreement shall have a tag-along right with respect to any sale by A15 of its shares in Aleph Cayman.

6.	Modifications – The Aleph Cayman Shareholders’ Agreement shall not be modified or amended in any way, except by an instrument in writing signed by: (a) shareholders of Aleph Cayman collectively holding at least a majority Ownership Percentage (as defined in the Aleph Cayman Shareholders’ Agreement) of Aleph Cayman, (b) CVC, for so long as CVC is a shareholder of Aleph Cayman, and (c) Aleph, for so long as Aleph is a shareholder of Aleph Cayman; provided however, that (i) no modification or amendment shall be made to the A15 Non-Compete without the prior written approval of A15 and (ii) if any other modification or amendment to the Aleph Cayman Shareholders’ Agreement would have a materially adverse or disproportionately adverse effect upon the rights of, or impose any additional obligations on, any other shareholder of Aleph Cayman, such instrument must be additionally signed by the affected shareholder(s) of Aleph Cayman.

7.	Application of Seller Provisions – A15 shall be treated as a “Seller” for the purposes of Section 8.1 of the Aleph Cayman Shareholders’ Agreement and the Call Option as defined in clause 9 (Buyer Value Protection) of the CVC SPA. Accordingly, if CVC exercises the Call Option in accordance with clause 9 (Buyer Value Protection) of the CVC SPA, A15 will be required to transfer to CVC the same proportion of the shares it holds in Aleph Cayman as is transferred by each of the other Sellers (as defined in clause 9 (Buyer Value Protection) of the CVC SPA) in accordance with the applicable provisions of clause 9 (Buyer Value Protection) of the CVC SPA. The parties to the Aleph Cayman Shareholders’ Agreement shall procure that no amendment is made to clause 9 clause 9 (Buyer Value Protection) of the CVC SPA without the prior written consent of A15. For the avoidance of doubt, no other provisions of the CVC SPA shall apply to A15.